   As filed with the Securities and Exchange Commission on September 28, 2005

                                                       1933 Act File No. 33-1657
                                                      1940 Act File No. 811-4492
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 57


                                       AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 58


                              MFS(R) SERIES TRUST X
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000

            Susan S. Newton Massachusetts Financial Services Company,
                      500 Boylston Street, Boston, MA 02116

                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

  / / immediately upon filing pursuant to paragraph (b)

  /X/ on September 28, 2005 pursuant to paragraph (b)

  / / 60 days after filing pursuant to paragraph (a)(i)
  / / on [DATE] pursuant to paragraph (a)(i)
  / / 75 days after filing pursuant to paragraph (a)(ii)
  / / on [DATE] pursuant to paragraph (a)(ii) of rule 485
  If appropriate, check the following box:
  / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

Class A Shares
Class B Shares
Class C Shares

Class I Shares

MFS(R) EMERGING MARKETS EQUITY FUND                                      10/1/05



This Prospectus describes the MFS(R) Emerging Markets Equity Fund. The investment objective of the fund is capital appreciation.


TABLE OF CONTENTS


RISK RETURN SUMMARY                                        1

EXPENSE SUMMARY                                            7

CERTAIN INVESTMENT STRATEGIES AND RISKS                    9

MANAGEMENT OF THE FUND                                    10

DESCRIPTION OF SHARE CLASSES                              12

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES               20

OTHER INFORMATION                                         28

FINANCIAL HIGHLIGHTS                                      31

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES           A-1



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I    RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. While the fund may invest up to 50% of its assets in issuers located in a single country, the fund generally expects to have no more than 25% of its assets invested in issuers located in any one country. The fund's investments may include securities traded in the over-the-counter markets.


       Massachusetts Financial Services Company (referred to as MFS or the adviser) uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.


-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -   Foreign markets may be less liquid and more volatile than U.S.
             markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - CONCENTRATION RISK: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty buying and selling these stocks at prevailing market prices.

     - As with any mutual fund, you could lose money on your investment in the fund.


     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class B shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class B shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

1996      7.23%
1997     10.29%
1998    (33.35%)
1999     46.88%
2000    (24.51%)
2001     (2.97%)
2002     (3.37%)
2003     51.33%
2004     25.94%


       The total return for the fund's class B shares for the six month period ended June 30, 2005 was 6.84%.


       During the period shown in the bar chart, the highest quarterly return was 30.68% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (25.36)% (for the calendar quarter ended September 30, 1998).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class B shares, this table shows class B average annual total returns:

     - after the deduction of taxes on distributions made on class B shares, such as capital gains and income distributions ("Class B Shares' Return After Taxes on Distributions"); and

     - after the deduction of taxes on both distributions made on class B shares and redemption of class B shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class B Shares' Return After Taxes on Distributions and Sale of Class B Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2004)



                                                                 1 YEAR     5 YEARS       LIFE*
     RETURNS BEFORE TAXES
       Class A Shares, With Initial
          Sales Charge (5.75%)                                    19.42%       5.47%       5.20%
       Class C Shares, With CDSC
          (1% for 12 Months)                                      24.98%       6.14%       5.36%
       Class I Shares, at Net Asset Value                         27.20%       7.23%       6.33%
       Class B Shares, With CDSC (Declining
          Over Six Years From 4% to 0%)                           21.94%       5.85%       5.33%

     RETURNS AFTER TAXES (CLASS B SHARES ONLY)
       Class B Shares' Return After Taxes on
          Distributions, With CDSC (Declining
          Over Six Years From 4% to 0%)                           21.94%       5.84%       5.23%
       Class B Shares' Returns After Taxes on
          Distributions and Sale of Class B Shares,
          With CDSC (Declining Over Six Years
          From 4% to 0%)                                          14.26%       5.05%       4.59%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
       Morgan Stanley Capital International (MSCI)
          Emerging Markets Free (EMF) Index+**                    25.95%       4.62%       4.50%
       Lipper Emerging Markets Fund Average++                     24.06%       4.88%       5.56%


----------

     * Life refers to the period from the commencement of the fund's investment operations on October 24, 1995, through December 31, 2004. Index and Lipper average returns are from November 1, 1995.
     +    Source: Standard & Poor's Micropal, Inc.
     **   MSCI EMF Index measures the performance of emerging market stocks.
     ++ The Lipper Emerging Markets Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper Emerging Markets Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

       After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
     (IRAs). The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


       All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


       The fund commenced investment operations on October 24, 1995, with the offering of class A and class B shares, and subsequently offered class C shares on June 27, 1996 and class I shares on January 2, 1997. Performance for class C shares includes the performance of the fund's class B shares for periods prior to their offering. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.


       Prior to November 30, 1999, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1999. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship.

II   EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     SHAREHOLDER FEES (fees paid directly from your investment):


                                                        CLASS A       CLASS B       CLASS C       CLASS I
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                         5.75%          N/A           N/A           N/A

     Maximum Deferred Sales
     Charge (Load) (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is less)                               See Below(#)       4.00%         1.00%          N/A

     Maximum Redemption Fee
     (as a percentage of amount
     redeemed), if applicable(##)                          1.00%         1.00%         1.00%         1.00%


     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


     Management Fees                                       1.05%         1.05%         1.05%         1.05%

     Distribution and
     Service (12b-1) Fees(1)                               0.35%         1.00%         1.00%          N/A

     Other Expenses(2)                                     0.48%         0.48%         0.48%         0.48%

     Total Annual Fund
     Operating Expenses(2)                                 1.88%         2.53%         2.53%         1.53%


----------

     (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.
     (##) A redemption fee of 1.00% is charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares -- Other Considerations -- Redemption Fee" below.
     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would be lower.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);
     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     - The fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


     SHARE CLASS                                  YEAR 1      YEAR 3      YEAR 5     YEAR 10
     ----------------------------------------------------------------------------------------
     Class A shares                             $     755   $   1,132   $   1,533   $   2,649
     Class B shares(1)
       Assuming redemption at end of period     $     656   $   1,088   $   1,545   $   2,707
       Assuming no redemption                   $     256   $     788   $   1,345   $   2,707
     Class C shares
       Assuming redemption at end of period     $     356   $     788   $   1,345   $   2,866
       Assuming no redemption                   $     256   $     788   $   1,345   $   2,866
     Class I shares                             $     156   $     483   $     834   $   1,824


----------
     (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

-    ACTIVE AND FREQUENT TRADING


     The fund may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV   MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $150 billion as of the quarter ended June 30, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


       MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.


       For the fiscal year ended May 31, 2005, the fund paid MFS an effective management fee rate equal to 1.05%. The management fee set forth in the Investment Advisory Agreement is an annual rate of: 1.05% on average daily net assets up to $500 million; and 1.00% on average daily net assets in excess of $500 million.

       Prior to November 30, 1999, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1999.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a Fund" on the MFS website (mfs.com), the following information is generally available to you:



     INFORMATION                                                     APPROXIMATE DATE OF POSTING TO WEBSITE
     -----------                                                     --------------------------------------
     Fund's top 10 securities holdings as of each month's end        14 days after month end
     Fund's full securities holdings as of each month's end          29 days after month end



       Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.



     PORTFOLIO MANAGER        PRIMARY ROLE        SINCE     TITLE AND FIVE YEAR HISTORY
     -----------------        ------------        -----     ---------------------------
     Nicholas D. Smithie      Portfolio Manager    2002     Vice President of MFS; employed in the investment
                                                            management area of MFS since 1998.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V    DESCRIPTION OF SHARE CLASSES


     The fund offers class A, class B, class C and class I shares through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amount);

     - any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds (no minimum investment amount);

     - any retirement plan, endowment or foundation which:

         - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

         - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

       MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS funds; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

       In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


-    SALES CHARGES


     You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

       If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees, or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.


-    CLASS A SHARES


     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                     SALES CHARGE* AS PERCENTAGE OF:
                                                     -------------------------------
                                                        OFFERING        NET AMOUNT
     AMOUNT OF PURCHASE                                  PRICE           INVESTED
     Less than $50,000                                   5.75%            6.10%
     $50,000 but less than $100,000                      4.75%            4.99%
     $100,000 but less than $250,000                     4.00%            4.17%
     $250,000 but less than $500,000                     2.95%            3.04%
     $500,000 but less than $1,000,000                   2.20%            2.25%
     $1,000,000 or more                                  None**           None**

----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     **  A 1% CDSC will apply to such purchases, as discussed below.

     Please see "Class A Sales Charge Waivers or Reductions" below for additional information.


     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1.00% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. Please see "Class A Sales Charge Waivers or Reductions" below for additional information.


-    CLASS A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                                         INVESTMENTS ELIGIBLE FOR:
                                                      ------------------------------
                                                         WAIVED      REDUCED INITIAL
     PROGRAM                                          SALES CHARGE    SALES CHARGE
     Letter of Intent                                                      /X/
     Right of Accumulation                                                 /X/
     Reinstatement Privilege                               /X/
     Automatic Exchange Plan                               /X/*
     Exchange Privilege                                    /X/*
     Dividend Reinvestment                                 /X/
     Distribution Investment Program                       /X/
     Other Sales Charge Waivers                            /X/

----------

     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.


       At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund that the LOI is in effect each time shares of a fund are purchased.


     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under LOI and ROA may include:

     - Individual accounts

     - Joint accounts

     - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

     - MFS 529 College Savings Plan accounts


     - Certain Single-Participant Retirement Plan accounts


     - Certain Individual Retirement Accounts

     - UGMA/UTMA Accounts


     - Accounts held in the name of your financial intermediary on your behalf

       Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of LOI and ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.

       You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

       For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

       For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares or class 529B shares, you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 in up to six different MFS funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.


-    CLASS B SHARES


     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


     The CDSC is imposed according to the following schedule:

                                                             CONTINGENT DEFERRED
     YEAR OF REDEMPTION AFTER PURCHASES                         SALES CHARGE
     ---------------------------------------------------------------------------
     First                                                           4%
     Second                                                          4%
     Third                                                           3%
     Fourth                                                          3%
     Fifth                                                           2%
     Sixth                                                           1%
     Seventh and following                                           0%


     If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS C SHARES


     You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 in up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.

     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.


       For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

       For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g., affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.

-    CLASS I SHARES

     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or a CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the fund.


-    CALCULATION OF CDSC


     As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.


       No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

       The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

-    DISTRIBUTION AND SERVICE FEES


     The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each of class A, class B and class C shares, and the services provided to you by your financial intermediary. These annual distribution and service fees may equal up to: 0.35% for class A shares (0.10% distribution fee and 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

-    FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

       MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (E.G., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

       These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


-    HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares through their MFD representative or by contacting MFSC (please the back cover of this prospectus for address and telephone number).

       Generally the minimum initial investment is $1,000, except for IRAs, for which the minimum initial investment is $250 per account; and class I shares, for which the minimum initial investment is generally established and based on an investor's basis for qualification as described under "Description of Share Classes" above. In addition, in the following circumstances, the minimum initial investment is only $50 per account:


     - if you establish an automatic investment plan;

     - if you establish an automatic exchange plan; or

     - if you establish an account under either:

         - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

         -   employer sponsored investment programs.


       The maximum amount you may invest in class B shares with any single purchase request is $99,999 and the maximum anount you may invest in class C shares with any single purchase is $999,999. The fund or its agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the fund. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


     ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

     - send a check with the returnable portion of your statement;


     - ask your financial intermediary to purchase shares on your behalf;


     - wire additional investments through your bank (call MFSC first for instructions); or

     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B shares and $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


-    HOW TO EXCHANGE SHARES


     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

       Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and Class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus).

       Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 1.00% redemption fee on exchanges made within 30 calendar days after acquiring fund shares. These limitations and policies are described under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations". You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.


-    HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

       Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 1.00% redemption fee on redemptions made within 30 calendar days after acquiring fund shares. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations."


     REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at mfs.com

       (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

-    OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel, (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

       In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

     GENERAL. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). These transaction limitations are subject to the MFS funds' ability to monitor share transaction activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

       In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

       To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE. The MFS funds identified below charge a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

          MFS High Income Fund
          MFS Municipal High Income Fund
          MFS High Yield Opportunities Fund
          MFS Floating Rate High Income Fund
          MFS Emerging Markets Equity Fund
          MFS International New Discovery Fund
          MFS New Discovery Fund

       The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     THE REDEMPTION FEE IS NOT IMPOSED ON THE FOLLOWING EXCHANGE OR REDEMPTION
     TRANSACTIONS:

     1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee is imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

     2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee applies to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

     3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

     4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

     5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

     6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

     7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

     8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

     9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

     10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

       In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

       These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

       Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII  OTHER INFORMATION

-    PRICING OF FUND SHARES

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

       To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

       The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

       You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


     - MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     - your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


-    DISTRIBUTIONS

     The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts except 529 tuition program accounts and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

     - Dividend and capital gain distributions in cash.

       Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-    TAX CONSIDERATIONS


     The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes.

       The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).

       Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

       For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, if some or all of the fund's income is "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

       Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

       The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

       The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

       Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


     TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

-    UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the members of the fund's investment committee. While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP..

     CLASS A SHARES



                                                                                    YEARS ENDED 5/31
                                                                                    ----------------
                                                             2005           2004           2003        2002        2001
     --------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   19.15      $   13.67      $   15.16   $   14.07   $   15.35
                                                          ---------      ---------      ---------   ---------   ---------
     Income from investment
      operations#**
      Net investment income*                              $    0.28      $    0.11      $    0.09   $    0.05   $    0.07
      Net realized and unrealized gain (loss)
       on investments and foreign currency                     5.72           5.52          (1.58)       1.04       (1.35)
                                                          ---------      ---------      ---------   ---------   ---------
         Total from investment operations                 $    6.00      $    5.63      $   (1.49)  $    1.09   $   (1.28)
                                                          ---------      ---------      ---------   ---------   ---------
     Less distributions declared
      to shareholders
      From net investment income                          $   (0.03)     $   (0.15)     $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
      Redemption fees added to
       paid-in capital#                                   $    0.00###   $    0.00###   $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
     Net asset value, end of period                       $   25.12      $   19.15      $   13.67   $   15.16   $   14.07
                                                          =========      =========      =========   =========   =========
     Total return (%)++@                                      31.32          41.34          (9.83)       7.60       (8.27)
     Ratios (%) (to average net assets)/
      supplemental data*:
      Expenses##                                               1.88           2.10           2.29        2.34        2.24
      Net investment income (loss)**                           1.25           0.62           0.68        0.37        0.45
     Portfolio turnover                                          73            116            214         189         154
     Net assets at end of period
      (000 Omitted)                                       $  77,352      $  48,806      $  27,180   $  33,212   $  29,060


----------

     * The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:



             Net investment income                        $    0.28^     $    0.10      $    0.06   $    0.02   $    0.04
             Ratios (%) (to average net assets):
              Expenses##                                       1.88^          2.20           2.49        2.54        2.42
              Net investment income                            1.25^          0.52           0.48        0.17        0.27



     ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ###  Per share amount was less than $0.01.
     ++ Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     ^ The reimbursement impact per share amount and the ratios were less than $0.01 and 0.01%, respectively.
     @ From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

     CLASS B SHARES



                                                                                    YEARS ENDED 5/31
                                                                                    ----------------
                                                             2005           2004           2003        2002        2001
     --------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   18.57      $   13.28      $   14.79   $   13.80   $   15.13
                                                          ---------      ---------      ---------   ---------   ---------
     Income from investment
      operations#**
      Net investment income (loss)*                       $    0.12      $    0.01      $    0.01   $   (0.01)  $   (0.01)
      Net realized and unrealized gain (loss)
       on investments and foreign currency                     5.53           5.36          (1.52)       1.00       (1.32)
                                                          ---------      ---------      ---------   ---------   ---------
         Total from investment operations                 $    5.65      $    5.37      $   (1.51)  $    0.99   $   (1.33)
                                                          ---------      ---------      ---------   ---------   ---------
     Less distributions declared
      to shareholders
      From net investment income                          $      --      $   (0.08)     $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
      Redemption fees added to
       paid-in capital#                                   $    0.00###   $    0.00###   $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
     Net asset value, end of period                       $   24.22      $   18.57      $   13.28   $   14.79   $   13.80
                                                          =========      =========      =========   =========   =========
     Total return (%)@                                        30.43          40.64         (10.34)       7.17       (8.85)
     Ratios (%) (to average net assets)/
      supplemental data*:
      Expenses##                                               2.53           2.63           2.79        2.84        2.74
      Net investment income (loss)**                           0.56           0.08           0.10       (0.10)      (0.04)
     Portfolio turnover                                          73            116            214         189         154
     Net assets at end of period
      (000 Omitted)                                       $  36,289      $  31,053      $  21,568   $  32,671   $  27,584


----------

     * The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:



             Net investment income (loss)                 $    0.12^     $   (0.00)###  $   (0.01)  $   (0.04)  $   (0.03)
             Ratios (%) (to average net assets):
              Expenses##                                       2.53^          2.73           2.99        3.04        2.92
              Net investment income (loss)                     0.56^         (0.02)         (0.10)      (0.30)      (0.22)



     ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ###  Per share amount was less than $0.01.
     ^ The reimbursement impact per share amount and the ratios were less than $0.01 and 0.01%, respectively.
     @ From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

     CLASS C SHARES



                                                                                    YEARS ENDED 5/31
                                                                                    ----------------
                                                             2005           2004           2003        2002        2001
     --------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   18.44      $   13.19      $   14.69   $   13.71   $   15.05
                                                          ---------      ---------      ---------   ---------   ---------
     Income from investment
      operations#**
      Net investment income (loss)*                       $    0.13      $    0.01      $    0.01   $   (0.01)  $   (0.01)
      Net realized and unrealized gain (loss)
       on investments and foreign currency                     5.48           5.33          (1.51)       0.99       (1.33)
                                                          ---------      ---------      ---------   ---------   ---------
     Total from investment operations                     $    5.61      $    5.34      $   (1.50)  $    0.98   $   (1.34)
                                                          ---------      ---------      ---------   ---------   ---------
     Less distributions declared
      to shareholders
      From net investment income                          $      --      $   (0.09)     $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
      Redemption fees added to
       paid-in capital#                                   $    0.00###   $    0.00###   $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
     Net asset value, end of period                       $   24.05      $   18.44      $   13.19   $   14.69   $   13.71
                                                          =========      =========      =========   =========   =========
     Total return (%)@                                        30.42          40.73         (10.35)       7.15       (8.90)
     Ratios (%) (to average net assets)/
      supplemental data*:
      Expenses##                                               2.53           2.63           2.79        2.84        2.74
      Net investment income (loss)**                           0.59           0.08           0.08       (0.05)      (0.06)
     Portfolio turnover                                          73            116            214         189         154
     Net assets at end of period
      (000 Omitted)                                       $  11,022      $   7,013      $   3,063   $   5,213   $   3,530


----------

     * The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:



             Net investment income (loss)                 $    0.13^     $   (0.00)###  $   (0.01)  $   (0.03)  $   (0.03)
             Ratios (%) (to average net assets):
              Expenses##                                       2.53^          2.73           2.99        3.04        2.92
              Net investment income (loss)                     0.59^         (0.02)         (0.12)      (0.25)      (0.24)



     ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ###  Per share amount was less than $0.01.
     ^ The reimbursement impact per share amount and the ratios were less than $0.01 and 0.01%, respectively.
     @ From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

     CLASS I SHARES


                                                                                    YEARS ENDED 5/31
                                                                                    ----------------
                                                             2005           2004           2003        2002        2001
     --------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   19.72      $   14.05      $   15.50   $   14.32   $   15.55
                                                          ---------      ---------      ---------   ---------   ---------
     Income from investment
      operations#**
      Net investment income*                              $    0.37      $    0.20      $    0.25   $    0.17   $    0.15
      Net realized and unrealized gain (loss)
       on investments and foreign currency                     5.88           5.68          (1.70)       1.01       (1.38)
                                                          ---------      ---------      ---------   ---------   ---------
     Total from investment operations                     $    6.25      $    5.88      $   (1.45)  $    1.18   $   (1.23)
                                                          ---------      ---------      ---------   ---------   ---------
     Less distributions declared
      to shareholders
      From net investment income                          $   (0.10)     $   (0.21)     $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
      Redemption fees added to
       paid-in capital#                                   $    0.00###   $    0.00###   $      --   $      --   $      --
                                                          ---------      ---------      ---------   ---------   ---------
     Net asset value, end of period                       $   25.87      $   19.72      $   14.05   $   15.50   $   14.32
                                                          =========      =========      =========   =========   =========
     Total return (%)@                                        31.74          42.04          (9.42)       8.24       (7.91)
     Ratios (%) (to average net assets)/
      supplemental data*:
      Expenses##                                               1.53           1.63           1.79        1.84        1.74
      Net investment income (loss)**                           1.60           1.08           1.93        1.23        1.02
     Portfolio turnover                                          73            116            214         189         154
     Net assets at end of period
      (000 Omitted)                                       $  41,523      $  18,821      $  12,317   $   2,590   $     887


----------

     * The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:



             Net investment income                        $    0.37^     $    0.18      $    0.22   $    0.14   $    0.12
             Ratios (%) (to average net assets):
              Expenses##                                       1.53^          1.73           1.99        2.04        1.92
              Net investment income                            1.60^          0.98           1.73        1.03        0.84



     ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ###  Per share amount was less than $0.01.
     ^ The reimbursement impact per share amount and the ratios were less than $0.01 and 0.01%, respectively.
     @ From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES


     In pursuing its investment objective, the MFS Emerging Markets Equity Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objectives. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (/X/) mark. However the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


     INVESTMENT TECHNIQUES/PRACTICES

                      /X/ fund uses, or currently                   / / permitted, but fund does not
     SYMBOLS              anticipates using                             currently anticipate using

     Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities                                                            / /
         Corporate Asset-Backed Securities                                                     / /
         Mortgage Pass-Through Securities                                                      / /
         Stripped Mortgage-Backed Securities                                                   / /
       Corporate Securities                                                                    /X/
       Loans and Other Direct Indebtedness                                                     /X/
       Lower Rated Bonds                                                                       /X/
       Municipal Bonds                                                                         / /
       U.S. Government Securities                                                              /X/
       Variable and Floating Rate Obligations                                                  /X/
       Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                                /X/
     Equity Securities                                                                         /X/
     Foreign Securities Exposure
       Brady Bonds                                                                             /X/
       Depositary Receipts                                                                     /X/
       Dollar-Denominated Foreign Debt Securities                                              /X/
       Emerging Markets                                                                        /X/
       Foreign Securities                                                                      /X/
     Forward Contracts                                                                         /X/
     Futures Contracts                                                                         /X/
     Indexed Securities                                                                        /X/
     Inverse Floating Rate Obligations                                                         / /

                      /X/ fund uses, or currently                   / / permitted, but fund does not
     SYMBOLS              anticipates using                             currently anticipate using

     Investment in Other Investment Companies
       Open-End Funds                                                                          /X/
       Closed-End                                                                              /X/
     Lending of Portfolio Securities                                                           /X/
     Leveraging Transactions
       Bank Borrowings                                                                         / /
       Mortgage "Dollar-Roll" Transactions                                                     / /
       Reverse Repurchase Agreements                                                           / /
     Options
       Options on Foreign Currencies                                                           /X/
       Options on Futures Contracts                                                            /X/
       Options on Securities                                                                   /X/
       Options on Stock Indices                                                                /X/
       Reset Options                                                                           / /
       "Yield Curve" Options                                                                   /X/
     Repurchase Agreements                                                                     /X/
     Short Sales                                                                               /X/
     Short Term Instruments                                                                    /X/
     Swaps and Related Derivative Instruments                                                  /X/
     Temporary Borrowings                                                                      /X/
     Temporary Defensive Positions                                                             /X/
     "When-issued" Securities                                                                  /X/

MFS(R) EMERGING MARKETS EQUITY FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS(R) Emerging Markets Equity Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.


IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2005, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

     MFS Service Center, Inc.

     500 Boylston Street
     Boston, MA 02116-3741

     Telephone: 1-800-225-2606

     Internet:  mfs.com


Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The fund's Investment Company Act file number is 811-4492

MFS(R) EMERGING MARKETS EQUITY FUND


OCTOBER 1, 2005


[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

                                             STATEMENT OF ADDITIONAL INFORMATION

A SERIES OF MFS SERIES TRUST X
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated October 1, 2005. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover of Part II of this SAI for address and telephone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                   FEM-SAI 10/05

STATEMENT OF ADDITIONAL INFORMATION

PART I

PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUND.

TABLE OF CONTENTS


                                                                               PAGE
I     Definitions                                                                1

II    Management of the Fund                                                     1

      The Fund                                                                   1

      Trustees and Officers -- Identification and Background                     1

      Trustee Compensation and Committees                                        1

      Portfolio Manager                                                          1

      Affiliated Service Provider Compensation                                   1

III   Sales Charges and Distribution Plan Payments                               3

      Sales Charges                                                              3

      Distribution Plan Payments                                                 3

IV    Portfolio Transactions and Brokerage Commissions                           3

V     Share Ownership                                                            3

VI    Investment Techniques, Practices, Risks and Restrictions                   3

      Investment Techniques, Practices and Risks                                 3

      Investment Restrictions                                                    3

VII   Tax Considerations                                                         4

VIII  Independent Registered Public Accounting Firm and Financial Statements     4

      Appendix A -- Trustee Compensation and Committees                         A-1

      Appendix B -- Affiliated Service Provider Compensation                    B-1

      Appendix C -- Portfolio Manager                                           C-1

      Appendix D -- Sales Charges and Distribution Plan Payments                D-1

      Appendix E -- Portfolio Transactions and Brokerage Commissions            E-1

      Appendix F -- Share Ownership                                             F-1

I     DEFINITIONS

      "Fund" -- MFS Emerging Markets Equity Fund, a diversified series of the Trust. The Fund was known as MFS/Foreign Colonial Emerging Markets Equity Fund, prior to December 1, 1999.

      "Trust" -- MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust was previously known as MFS Government Mortgage Fund (prior to June 2, 1995), MFS Government Income Plus Fund (prior to March 1, 1993), MFS Government Income Plus Trust (prior to August 3, 1992) and MFS Government Securities Trust (after December 7, 1990).

      "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" -- MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" -- The Prospectus of the Fund, dated October 1, 2005, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND

      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES

      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.


      PORTFOLIO MANAGERS

      Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in APPENDIX C to this Part I.


      AFFILIATED SERVICE PROVIDER COMPENSATION

      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in APPENDIX B to this Part I.


      BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT.

      The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

           In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

           In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items:
      (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for

                                  Part I - 1
      the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and
      (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

           The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

           Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 32nd percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Fund's Class A shares was in the 25th percentile for the one-year period and the 26th percentile for the five-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

           In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

           In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

           The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

           The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to a breakpoint that reduces the Fund's advisory fee rate on net assets over $500 million. Taking into account fee waivers or reductions or expense limitations, if any, the Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefitfrom economies of scale as its assets grow.

           The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

           After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

           In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large

                                  Part I - 2
      and well- capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

           The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

           The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

           Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


      SALES CHARGES


      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in APPENDIX D to this
      Part I, together with the Fund's schedule of dealer reallowances.


      DISTRIBUTION PLAN PAYMENTS


      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in APPENDIX E to this Part I.


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks.

         These investment techniques and practices, which may be changed without shareholder approval are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:

      - Lower Rated and Brady Bonds may invest up to but not including 10% of the Fund's net assets.

      - Short Sales may not exceed 5% of the Fund's net assets.

      INVESTMENT RESTRICTIONS

      The Fund has adopted certain restrictions which are described in APPENDIX F to Part II.

                                  Part I - 3

VII   TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II of this SAI.

VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


         The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.


                                  Part I - 4

PART I -- APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES


The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.


TRUSTEE COMPENSATION TABLE


                                                                TOTAL TRUSTEE
                                           TRUSTEE FEES         FEES FROM FUND
TRUSTEE                                  FROM THE FUND(1)     AND FUND COMPLEX(2)
---------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning*                                    N/A                     N/A
Robert C. Pozen*                                      N/A                     N/A

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                   $            365     $           196,098
David H. Gunning(3)                      $            365     $           196,098
William R. Gutow                         $            365     $           196,098
Michael Hegarty(3)                       $            201     $            20,977
J. Atwood Ives                           $            488     $           266,098
Amy B. Lane(3)                           $            383     $           197,098
Lawrence T. Perera                       $            378     $           201,098
William J. Poorvu(4)                     $            207     $           207,098
J. Dale Sherratt                         $            389     $           211,098
Elaine R. Smith(4)                       $            319     $           201,098
Ward Smith(5)                            $            107     $           144,152
Laurie J. Thomsen(6)                     $            186     $            20,977


----------

* Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
(1)  For the fiscal year ended May 31, 2005.
(2) Information provided is provided for calendar year 2004. Each Trustee receiving compensation from the Fund served as Trustees of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion).
(3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee on December 16, 2004.
(4)  Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and
     Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
(5)  Mr. Smith passed away on August 15, 2004.
(6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004, to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-1

COMMITTEES

The Board has established the following Committees:


                       NUMBER OF MEETINGS
NAME OF COMMITTEE      IN LAST FISCAL YEAR                           FUNCTIONS                              CURRENT MEMBERS(1)
-----------------      -------------------                           ---------                              ------------------
AUDIT COMMITTEE                13            Oversees the accounting and auditing procedures of the      Ives*, Lane*, Sherratt*
                                             Fund and, among other things, considers the selection of    and Thomsen*
                                             the independent accountants for the Fund and the scope of
                                             the audit, and considers the effect on the independence of those accountants of any non-audit services such
                                             accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS
                                             and/or certain affiliates. The Committee is also
                                             establishing procedures for the receipt, retention and
                                             treatment of complaints received by the Fund regarding
                                             accounting, internal accounting controls, or auditing
                                             matters and the confidential, anonymous submission of
                                             concerns regarding questionable Fund accounting matters by officers of the Fund and employees of the Fund's
                                             investment adviser, administrator, principal underwriter
                                             or any other provider of accounting-related services to
                                             the Fund.

COMPLIANCE AND                 10            Oversees the development and implementation of the Fund's   Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                         regulatory and fiduciary compliance policies, procedures    Hegarty*, Ives*
                                             and practices under the 1940 Act and other applicable laws  (ex-officio member) and
                                             as well as oversight of compliance policies of the Fund's   Sherratt
                                             investment adviser and certain other service providers as
                                             they relate to Fund activities. The Fund's Independent
                                             Chief Compliance Officer, reports directly to the
                                             Committee and assists the Committee in carrying out its
                                             responsibilities. In addition, the Committee advises and
                                             makes recommendations to the Board on matters concerning
                                             Trustee practices and recommendations concerning the
                                             functions and duties of the committees of the Board.

CONTRACTS REVIEW               3             Requests, reviews and considers the information deemed      All non-interested
COMMITTEE                                    reasonably necessary to evaluate the terms of the           Trustees of the Board
                                             investment advisory and principal underwriting agreements   (Cohn, Gunning, Gutow,
                                             and the Plan of Distribution under Rule 12b-1 that the      Hegarty, Ives, Lane,
                                             Fund proposes to renew or continue, and to make its         Perera, Sherratt and
                                             recommendations to the full Board of Trustees on these      Thomsen)
                                             matters.


                                  Part I - A-2

                       NUMBER OF MEETINGS
NAME OF COMMITTEE      IN LAST FISCAL YEAR                           FUNCTIONS                              CURRENT MEMBERS(1)
-----------------      -------------------                           ---------                              ------------------
SERVICES CONTRACTS             N/A^          Reviews and evaluates the contractual arrangements of the   Gunning*, Ives*, Lane*,
COMMITTEE                                    Fund relating to transfer agency, administrative services,  Sherratt* and Thomsen*
                                             custody, pricing and bookkeeping services and lending of
                                             portfolio securities and makes recommendations to the full
                                             Board of Trustees on these matters.

NOMINATION AND                 1             Recommends qualified candidates to the Board in the event   All non-interested
COMPENSATION COMMITTEE                       that a position is vacated or created. The Committee will   Trustees of the Board
                                             consider recommendations by shareholders when a vacancy     (Cohn, Gunning, Gutow,
                                             exists. Shareholders wishing to recommend candidates for    Hegarty, Ives, Lane,
                                             Trustee for consideration by the Committee may do so by     Perera, Sherratt and
                                             writing to the Fund's Secretary at the principal executive  Thomsen)
                                             office of the Fund. Such recommendations must be
                                             accompanied by biographical and occupational data on the
                                             candidate (including whether the candidate would be an
                                             "interested person" of the Fund), a written consent of
                                             the candidate to be named as a nominee and to serve as
                                             Trustee if elected, record and ownership information for
                                             the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings
                                             regarding recommendation of the candidate for
                                             consideration. The Committee is also responsible for
                                             making recommendations to the Board regarding any
                                             necessary standards or qualifications for service on the
                                             Board. The Committee also reviews and makes
                                             recommendations to the Board regarding compensation for
                                             the non-interested Trustees.

PORTFOLIO TRADING AND          7             Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                             Fund with respect to brokerage transactions involving       Hegarty* and Ives*
COMMITTEE                                    portfolio securities as those policies, procedures, and     (ex-officio member)
                                             practices are carried out by MFS and its affiliates. The
                                             Committee also oversees the administration of the Fund's
                                             proxy voting policies and procedures by MFS. In addition,
                                             the Committee receives reports from MFS regarding the
                                             policies, procedures, and practices of MFS and its
                                             affiliates in connection with their marketing and
                                             distribution of shares of the Fund.


                                  Part I - A-3

                       NUMBER OF MEETINGS
NAME OF COMMITTEE      IN LAST FISCAL YEAR                           FUNCTIONS                              CURRENT MEMBERS(1)
-----------------      -------------------                           ---------                              ------------------
PRICING COMMITTEE              7             Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                             securities and other assets held by the Fund and            Lane*, Perera* and
                                             determines or causes to be determined the fair value of     Thomsen*
                                             securities and assets for which market quotations are not
                                             "readily available" in accordance with the 1940 Act. The
                                             Committee delegates primary responsibility for carrying
                                             out these functions to MFS and MFS' internal valuation
                                             committee pursuant to pricing policies and procedures
                                             approved by the Committee and adopted by the full Board,
                                             which include methodologies to be followed by MFS to
                                             determine the fair values of portfolio securities and
                                             other assets held by the Fund for which market quotations
                                             are not readily available. The Committee meets
                                             periodically with the members of MFS' internal valuation
                                             committee to review and assess the quality of fair
                                             valuation and other pricing determinations made pursuant
                                             to the Fund's pricing policies and procedures, and to
                                             review and assess the policies and procedures themselves.
                                             The Committee also exercises the responsibilities of the
                                             Board under the Amortized Cost Valuation Procedures
                                             approved by the Board on behalf of each Fund which holds
                                             itself out as a "money market fund" in accordance with
                                             Rule 2a-7 under the 1940 Act.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.
*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 28, 2005. As a result, no Committee meetings were held during the Fund's most recently completed fiscal year. For periods prior to September 28, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                                  Part I - A-4

PART I -- APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION


For information regarding sales charges and distribution payments paid to MFD, see Appendix D. The Fund paid compensation to its affiliated service providers over the specified periods as follows:



                                                          PAID TO MFS
                         PAID TO MFS         AMOUNT       FOR GENERAL       PAID TO MFSC        AMOUNT           AGGREGATE
                        FOR ADVISORY         WAIVED     ADMINISTRATIVE      FOR TRANSFER        WAIVED          AMOUNT PAID
  FISCAL YEAR ENDED       SERVICES           BY MFS        SERVICES       AGENCY SERVICES*      BY MFSC       TO MFS AND MFSC
-----------------------------------------------------------------------------------------------------------------------------
May 31, 2005           $     1,375,134            N/A   $        12,376   $        129,546       N/A          $     1,517,056
May 31, 2004           $       990,453   $     95,116   $         8,734   $        187,117       N/A          $     1,186,304
May 31, 2003           $       633,797   $    120,723   $         5,813   $         61,358       N/A          $       700,968


----------
* In addition to the fees disclosed the Fund paid certain out-of-pocket expenses incurred by MFSC.

                                  Part I - B-1

PART I -- APPENDIX C

PORTFOLIO MANAGER

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

- BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended May 31, 2005. The following dollar ranges apply:

          N.    None

          A.    $1 - $10,000

          B.    $10,001 - $50,000

          C.    $50,001 - $100,000

          D.    $100,001 - $500,000

          E.    $500,001 - $1,000,000

          F.    Over $1,000,000



                                     DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER              SECURITIES IN FUND
-----------------------------------------------------------
Nicholas D. Smithie                            C

                                  Part I - C-1

OTHER ACCOUNTS.

In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended May 31, 2005, were as follows:



                     REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                     -------------------------------   --------------------------------   ------------------------
                     NUMBER OF                         NUMBER OF                          NUMBER OF
NAME                 ACCOUNTS*     TOTAL ASSETS*       ACCOUNTS         TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------
Nicholas D. Smithie     4         $ 826.5 million         0                   0               0            0


----------

*    Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST.

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

   In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

   MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                  Part I - C-2

PART I -- APPENDIX D


SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:


                       CLASS A INITIAL SALES CHARGES:                 CDSC PAID TO MFD ON:
                                 RETAINED      REALLOWED      CLASS A       CLASS B       CLASS C
 FISCAL YEAR END     TOTAL        BY MFD      TO DEALERS      SHARES        SHARES        SHARES
---------------------------------------------------------------------------------------------------
May 31, 2005      $   247,373   $    32,875   $   214,498   $     2,274   $    33,257   $     1,893

May 31, 2004      $   142,403   $    16,071   $   126,332   $     1,742   $    31,515   $       795

May 31, 2003      $    78,663   $    10,666   $    67,997   $    12,267   $    49,902   $       812


DEALER REALLOWANCES

As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                              DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                           PERCENT OF OFFERING PRICE
      Less than $50,000                                5.00%
      $50,000 but less than $100,000                   4.00%
      $100,000 but less than $250,000                  3.20%
      $250,000 but less than $500,000                  2.25%
      $500,000 but less than $1,000,000                1.70%
      $1,000,000 or more                                N/A*


----------
*    A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS


During the fiscal year ended May 31, 2005, the Fund made the following Distribution Plan payments:



                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:
CLASS OF SHARES        PAID BY FUND   RETAINED BY MFD   PAID TO DEALERS
-----------------------------------------------------------------------
Class A Shares         $    209,421   $        64,204   $       145,217

Class B Shares         $    330,931   $       248,764   $        82,167

Class C Shares         $     81,512   $           443   $        81,069


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.

                                  Part I - D-1

PART I -- APPENDIX E


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:


                         BROKERAGE COMMISSIONS
       FISCAL YEAR END       PAID BY FUND
     -----------------------------------------
     May 31, 2005              $  538,139

     May 31, 2004              $  581,874

     May 31, 2003              $  746,961


SECURITIES ISSUED BY REGULAR BROKER-DEALERS


During the fiscal year ended May 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of May 31, 2005:



                       VALUE OF SECURITIES
     BROKER-DEALER     AS OF MAY 31, 2005
     -------------------------------------
          N/A                  N/A



TRANSACTIONS WITH RESEARCH SERVICES

During the fiscal year ended May 31, 2005, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



DOLLAR AMOUNT OF                 COMMISSIONS PAID
TRANSACTIONS WITH              ON TRANSACTIONS WITH
RESEARCH SERVICES                RESEARCH SERVICES
---------------------------------------------------
  $ 189,414,591                    $  504,354


----------

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                  Part I - E-1

PART I -- APPENDIX F


SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS


As of August 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

   The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by the current Trustees as of December 31, 2004.


The following dollar ranges apply:

   N.    None

   A.    $1 - $10,000

   B.    $10,001 - $50,000

   C.    $50,001 - $100,000

   D.    Over $100,000


                                                                         AGGREGATE DOLLAR RANGE OF
                                            DOLLAR RANGE OF EQUITY     EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                               SECURITIES IN FUND         FUNDS OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                                     N                             D
Robert C. Pozen                                       N                             D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                                N                             D
David H. Gunning(1)                                   N                             D
William R. Gutow                                      N                             D
Michael Hegarty(1)                                    N                             N
J. Atwood Ives                                        N                             D
Amy B. Lane(1)                                        N                             A
Lawrence T. Perera                                    A                             D
J. Dale Sherratt                                      N                             D
Laurie J. Thomsen(1)                                  N                             N


----------

(1) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, Mr. Hegarty became a Trustee of the Fund on December 16, 2004, and
     Ms. Thomsen became a Trustee of the Fund on March 23, 2005.

                                  Part I - F-1

     25% OR GREATER OWNERSHIP

     The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of August 31, 2005, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.


                                     JURISDICTION OF ORGANIZATION
     NAME AND ADDRESS OF INVESTOR            (IF A COMPANY)          PERCENTAGE OWNERSHIP
     ------------------------------------------------------------------------------------
                None


     5% OR GREATER OWNERSHIP OF SHARE CLASS

     The following table identifies those investors who own 5% or more of any class of the Fund's shares as of August 31, 2005. All holdings are of record unless otherwise indicated.



NAME AND ADDRESS OF INVESTOR OWNERSHIP      PERCENTAGE
Charles Schwab & Co. Inc.                   6.29% of Class A shares
101 Montgomery St.
San Francisco, CA 94104-4122

Citigroup Global Markets Inc.               11.45% of Class C shares
333 W 34th St, 7th Fl.
New York, NY 10001-2402

DBTCO                                       21.74% of Class I shares
P.O. Box 747
Dubuque, IA 52004-0747

Delaware Charter                            5.45% of Class A shares
Guarantee & Trust
711 High Street
Des Moines, IA 50303

Merrill Lynch Pierce Fenner & Smith Inc.    5.13% of Class B shares
4800 Deer Lake Dr. E                        16.57% of Class C shares
Jacksonville, FL 32246

RSBCO                                       12.81% of Class I shares
107 North Trenton Street
Ruston, LA 71273

Saxon & Co                                  5.06% of Class A shares
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

State Street                                42.20% of Class I shares
2 Avenue de Lafayette
Boston, MA 02111-1724


                                  Part I - F-2

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through June 1, 2005, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                           PAGE
I      Management of the Fund ..........................................      1
       Trustees/Officers ...............................................      1
       Investment Adviser ..............................................      1
       Administrator ...................................................      2
       Custodian .......................................................      2
       Shareholder Servicing Agent .....................................      3
       Distributor .....................................................      3
       Program Manager .................................................      3
       Codes of Ethics .................................................      3
II     Principal Share Characteristics .................................      3
       Class A, Class 529A and Class J Shares ..........................      3

       Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
       Class R2, Class R3, Class R4, Class R5 and Class I Shares .......      4

       Waiver of Sales Charges .........................................      4

       Financial Intermediary Commissions and Concessions ..............      4
       General .........................................................      5

III    Distribution Plan ...............................................      5
       Features Common to Each Class of Shares .........................      5
       Features Unique to Each Class of Shares .........................      6
IV     Investment Techniques, Practices, Risks and Restrictions.........      7
V      Net Income and Distributions ....................................      7
       Money Market Funds ..............................................      7

       Other Funds .....................................................      8

VI     Tax Considerations ..............................................      8
       Taxation of the Fund ............................................      8

       Taxation of Shareholders ........................................      9
       Special Rules for Municipal Fund Distributions ..................     13
       Special Considerations for 529 Share Classes ....................     13
VII    Portfolio Transactions and Brokerage Commissions ................     14
VIII   Disclosure of Portfolio Holdings ................................     15
IX     Determination of Net Asset Value ................................     17
       Money Market Funds ..............................................     17
       Other Funds .....................................................     17
X      Shareholder Services ............................................     18
       Investment and Withdrawal Programs ..............................     18
       Exchange Privilege ..............................................     20
       Tax-Deferred Retirement Plans ...................................     21
       Qualified Tuition Programs ......................................     22
XI     Description of Shares, Voting Rights and Liabilities ............     22

       Appendix A -- Waivers of Sales Charges ..........................    A-1
       Appendix B -- Financial Intermediary Commissions and Concessions     B-1
       Appendix C -- Investment Techniques, Practices and Risks ........    C-1
       Appendix D -- Description of Bond Ratings .......................    D-1
       Appendix E -- Trustees and Officers -- Identification and
                     Background ........................................    E-1
       Appendix F -- Investment Restrictions ...........................    F-1
       Appendix G -- Proxy Voting Policies and Procedures ..............    G-1
       Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                     Ongoing Basis .....................................    H-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS

      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER

      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


        Each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                                        0.01370%
        Next $2.5 billion                                       0.01015%
        Next $2.5 billion                                       0.00047%
        In excess of $7 billion                                 0.00000%

        In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares.

    CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective March 1, 2005 each Fund pays MFSC a fee based on its average daily net assets equal to 0.1159%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.


        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.


      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.


      FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

      GENERAL
      Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      RULE 12B-1 PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
      Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.


        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution- related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

      CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


        If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.


        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


        In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long- term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.


      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.


      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) properly designated distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"). This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.


        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


        The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.


        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.


        If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      UNDERLYING FUNDS
      If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

        If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as" "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as" "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

        Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as" "qualified dividend income"; otherwise, it will be taxable as ordinary income.

        The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or
      (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

        Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.


      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.


      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

        If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

VIII  DISCLOSURE OF PORTFOLIO HOLDINGS.

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

        Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

        Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed:
      (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.


      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of May 23, 2005, and any additions, modifications or deletions to this list that have occurred since May 23, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX    DETERMINATION OF NET ASSET VALUE
      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic
      Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group
      (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).


        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE

      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


      EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A, Class I and Class 529A shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans qualified under Internal Revenue Code Section 401(a) or 403(b) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market.

        Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).


        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

        Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

        For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

        Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

        MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.

        MFS and its affiliates are responsible for providing recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                            AVAILABLE SHARE CLASS
      ----------------                            ---------------------

      Between $0 and less than $1 million        Class R1 shares
      $1 million and less than $10 million       Class R2 and Class R3 shares
      $10 million and less than $100 million     Class R4 shares
      $100 million or over                       Class R5 or Class I shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

      QUALIFIED TUITION PROGRAMS
      Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR
   PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------
  o To the extent that redemption proceeds are used to pay expenses (or certain participant                 x         x        x
    expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan participants of loans from          x         x         x        x
    401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an account with MFSC between July 1, 1996 and                              x
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                             x
    Plus product and which established its account with MFSC on or after January 1, 1999
    (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                       x         x        x
    maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o All MFS Serviced Plans.                                                                                                    x
-----------------------------------------------------------------------------------------------------------------------------------

  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                           x                            x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                       x         x

      => Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
         MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

      => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its
         Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization demonstrates to the                  x         x
    satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
    30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under
    ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                          x         x        x
    disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions due to death, disability,                     x         x        x
    financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                           x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                      x         x        x
    amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                      x         x        x
    termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                   x         x        x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of                  x         x        x
    the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS
    Funds. The sales charges will be waived in the case of a redemption of all of the 401(a)
    or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds
    (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner, ESP x participant, SRO Plan participant or                x
    401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in connection with certain automatic                    x         x        x
    withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                    x
    participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales charges with respect to the shares                 x         x        x
    being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts whose financial intermediaries          x         x
    have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of        x         x
    distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
   A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant        x         x         x        x
    to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------

  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES

-----------------------------------------------------------------------------------------------------------------------------------

  o The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed      x         x         x        x
    on certain redemptions of Class A, Class B and Class C shares, are waived where Class
    529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or Class
    C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or administrators have entered         x         x
    into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to pay for qualified higher                      x         x        x
    education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the account beneficiary has received a scholarship, up to the                     x         x        x
    amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the 529 plan x x account beneficiary if the                            x        x
    shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares acquired as a result of the conversion of the USA CollegeConnect 529 Plan to the       x         x
    MFS 529 Savings Plan (shares acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, Class 529B, and Class 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------


5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain reinvestment.                                x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions of dividends and capital           x         x         x        x
    gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees (including former employees)       x         x         x        x
    and agents of MFS, Sun Life or any of their subsidiary companies.

-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any investment company for which MFD      x         x         x        x
    serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners, officers and trustees of any               x         x         x        x
    sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives of financial intermediaries.       x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such individual identified above and         x         x         x        x
    their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.           x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                     x         x         x
    account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law firms acting as trustee or           x         x
    manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A shares and the contingent            x         x
    deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                             x        x
    year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on the account of the death of the account owner (e.g., shares redeemed                           x        x
    by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the disability of the account owner if shares are held                              x        x
    either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers (including registered investment       x         x
    advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                       x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an up                                   x
    front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.


      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by a financial intermediaries during a specified sales period.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------

    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.


      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.


      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediaries discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES
    For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                                  DISTRIBUTION    QUARTERLY
          CLASS                                    PLAN RATE         RATE
          -----                                   -----------     ---------
    Class R1                                         0.75%         0.1875%
    Class R, Class R2 and Class R3                   0.50%         0.1250%
    Class R4                                         0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");


      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");


      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

        o Retail Marketing Support Payments;

        o Program Support Payments;

        o Processing Support Payments; and

        o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of December 31, 2004) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since December 31, 2004 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of June 1, 2005:

    A. G. Edwards & Sons

    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express

    American United Life
    Amvescap

    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc

    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network

    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.

    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company

    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.

    New York Life Insurance and Annuity Corp

    Northwestern Mutual Investment Services

    Prudential Investment Management Services

    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets

    T. Rowe Price

    The 401K Company

    The Vanguard Group

    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments

    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC

    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since June 1, 2005 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                          MFS FUNDS BOARD

                                       TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and officers of the trust, as of June 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                             POSITION(s) HELD          TRUSTEE/OFFICER              PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH             WITH FUND                  SINCE(1)                  FIVE YEARS & OTHER DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Trustee and President   April 2005; December          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   2004 - March 2005             Executive Officer, President, Chief Investment
                                                  (Advisory Trustee);           Officer and Director
                                                  February - December
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Trustee                 April 2005; December          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                   2004 - March 2005             (since February 2004); Harvard Law
                                                  (Advisory Trustee);           School (education), John Olin Visiting Professor
                                                  February - December           (since July 2002); Secretary of Economic Affairs,
                                                  2004 (Trustee)                The Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice
                                                                                Chairman (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July 2001);
                                                                                Bell Canada Enterprises (telecommunications),
                                                                                Director; Medtronic, Inc. (medical technology),
                                                                                Director; Telesat (satellite communications),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992                 Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                              services company), Chairman, Trustee and Chief
                                                                                Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993                   Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery
-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004                  Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/ Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993                 Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004                 Retired; AXA Financial (financial services and
(born 12/21/44)                                                                 insurance), Vice Chairman and Chief Operating
                                                                                Officer (until May 2001); The Equitable Life
                                                                                Assurance Society (insurance), President and Chief
                                                                                Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004                  Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment trust),
                                                                                Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981                     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993                   Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional
                                                                                products), Chief Executive Officer (until May
                                                                                2001)
-----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Trustee                 April 2005 (Trustee);         Private investor; Prism Venture Partners (venture
(born 08/05/57)                                   December 2004 - March         capital), Co-founder and General Partner (until
                                                  2005 (Advisory                June 2004); St. Paul Travelers Companies
                                                  Trustee)                      (commercial property liability insurance),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Trustee   February 2004                 Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   (President); April            Executive Officer, President, Chief Investment
                                                  2005 (Trustee);               Officer and Director
                                                  December 2004 - March
                                                  2005 (Advisory
                                                  Trustee); February -
                                                  December 2004
                                                  (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004                Massachusetts Financial Services Company,
(born 12/1/56)                                                                  Executive Vice President, General Counsel and
                                                                                Secretary (since April 2004); Hale and Dorr LLP
                                                                                (law firm), Partner (prior to April 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003                      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman& Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President
                                                                                (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)         Treasurer               May 2005                      Massachusetts Financial Services Company,
(born 12/01/58)                                                                 Executive Vice President and Chief Regulatory
                                                                                Officer (since March 2004); Fidelity Management &
                                                                                Research Company, Vice President (prior to March
                                                                                2004); Fidelity Group of Funds, President and
                                                                                Treasurer (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary     September 2004                Massachusetts Financial Services Company, Vice
(born 11/11/64)           and Assistant Clerk                                   President, Senior Counsel and Assistant Secretary
                                                                                (since June 2004); Affiliated Managers Group,
                                                                                Inc., Chief Legal Officer/ Centralized Compliance
                                                                                Program (January to April 2004); Fidelity Research
                                                                                & Management Company, Assistant General Counsel
                                                                                (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997                    Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President
-----------------------------------------------------------------------------------------------------------------------------------
Susan Newton(3)           Assistant Secretary and May 2005                      Massachusetts Financial Services Company, Senior
(born 03/07/50)           Assistant Clerk                                       Vice President and Assistant General Counsel
                                                                                (since April 2005); John Hancock Advisers, LLC,
                                                                                Senior Vice President, Secretary and Chief Legal
                                                                                Officer (prior to April 2005); John Hancock Group
                                                                                of Funds, Senior Vice President, Secretary and
                                                                                Chief Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004                     Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                                    Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and
                                                                                Director (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990                Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Ives and Sherratt and Mses. Lane and
Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

The Trust held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                  *    *    *    *

                    UNE PROXY VOTING POLICIES AND PROCEDURES
      UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                               AUDITOR STANDARDS
                                    AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances:
      uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

      This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

          o breach of duty of loyalty;

          o omissions not committed in good faith or acts committed intentionally or in violation of the law;

          o acts involving unlawful purchase or redemption of stock;

          o payment of unlawful dividends; or

          o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                  COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                    OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                       INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                    SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                  SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                               RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                           ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE
    -----------------                                                  ---------------------
    BARRA, Inc. .....................................................  Analytical tool
    Bloomberg L.P. ..................................................  Analytical tool
    Bowne ...........................................................  Typesetting and Printing Services
    Carol Norton ....................................................  Independent Contractor-Proxy Voting

    Data Solutions, Inc. ............................................  Software Vendor
    Deloitte & Touche LLP ...........................................  Auditor

    Ernst & Young LLP ...............................................  Auditor
    Eagle Investment Systems Corp. ..................................  Accounting System
    FactSet Research Systems Inc. ...................................  Analytical tool
    Financial Models Company Ltd. ...................................  Accounting System
    GainsKeeper, Inc. ...............................................  Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
    G. H. Dean Co. ..................................................  Typesetting and Printing Services
    Institutional Shareholder Services Inc. .........................  Proxy Service Provider
    ITG, Inc. .......................................................  Analytical tool
    JP Morgan Chase Bank ............................................  Fund Custodian
    Loan Pricing Corp. ..............................................  Fund Pricing
    The MacGregor Group .............................................  Software Vendor
    Mark-It Partners (Loan X) .......................................  Fund Pricing

    OMGEO LLC .......................................................  Software vendor

    Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
    Saloman Analytics Inc. ..........................................  Analytical tool
    Standard & Poor's Securities Evaluations Services ...............  Fund Pricing

    State Street Bank and Trust Company .............................  Custodian

    Strategic Advisers, Inc., a Fidelity Investments company ........  Fund Analysis


          This list is current as of May 23, 2005, and any additions, modifications or deletions to the list that have occurred since May 23, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                        MFS-REV2PART2-SAI-5/05

Class A Shares     Class 529A Shares     Class R Shares      Class R3 Shares
Class B Shares     Class 529B Shares     Class R1 Shares     Class R4 Shares
Class C Shares     Class 529C Shares     Class R2 Shares     Class R5 Shares
Class I Shares



MFS(R) INTERNATIONAL DIVERSIFICATION FUND                     PROSPECTUS 10/1/05


This Prospectus describes the MFS International Diversification Fund. The investment objective of the fund is to seek long term growth of capital.


TABLE OF CONTENTS


RISK RETURN SUMMARY                                1

EXPENSE SUMMARY                                    5

CERTAIN INVESTMENT STRATEGIES AND RISKS            9

MANAGEMENT OF THE FUND                            10

DESCRIPTION OF SHARE CLASSES                      12

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES       22

OTHER INFORMATION                                 30

FINANCIAL HIGHLIGHTS                              35

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES   A-1



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I    RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek long term growth of capital. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The fund is designed to provide diversification of investments within the international asset class. The fund is a "fund of funds", meaning that the fund seeks to achieve its objective by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The fund's recommended portfolio is created by the quantitative group of the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), according to target weightings selected by the adviser based on underlying fund classifications, historical risk, performance and other factors. MFS seeks to diversify the fund's portfolio internationally in terms of market capitalization (by including large, mid, and/or small cap underlying funds), by style (by including both growth and value underlying funds) and by geographic region (by including developed and emerging market underlying funds).


       Following is the list of underlying funds and their associated target weightings as of October 1, 2005:



     MFS Research International Fund                                         35%

     MFS International New Discovery Fund                                    10%

     MFS International Value Fund                                            25%

     MFS International Growth Fund                                           25%

     MFS Emerging Markets Equity Fund                                         5%



       The fund's exposure to certain security types or risks may be higher than the target weighting of any given underlying fund shown above. For example, the fund's overall exposure to emerging market equity securities may be higher than the fund's 5% weighting in the MFS Emerging Markets Equity Fund, to the extent that the remaining underlying funds invest in emerging market equity securities.

       The underlying funds and their target weightings in the fund's portfolio have been selected for use over longer time periods, but may be changed in the future without shareholder approval or notice. The target weightings will deviate over the short term due to market movements and capital flows. MFS periodically rebalances the fund's investments in the underlying funds to bring them back within their target weightings in the fund's portfolio. The target weightings do not reflect the fund's working cash balance; some portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. Further information about each underlying fund, including a copy of an underlying fund's most recent Prospectus, SAI and Annual and Semi-Annual Reports, may be obtained by contacting MFS Service Center, Inc (referred to as MFSC) (see back cover page for address and phone number).

     The underlying funds principally invest in:

     - FOREIGN EQUITY SECURITIES, which are equity securities of foreign issuers, including issuers located in emerging market countries; and

     - U.S. EQUITY SECURITIES, which are equity securities of U.S. issuers.

     Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts.


       MFS uses a bottom-up, as opposed to a top-down, investment style in managing the underlying funds it advises. This means that securities are selected based upon fundamental analysis of individual companies (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the underlying funds' portfolio managers and MFS' large group of research analysts.

       Certain of the underlying funds may establish "short" positions in specific securities or stock indices. In a typical short sale, the underlying fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The underlying fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Certain of the underlying funds also may engage in short sales "against the box" where the underlying fund owns or has the right to obtain, at no additional cost, the securities that are sold short.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on the values of the underlying funds' investments, which are affected by market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

       The principal risks of investing in the fund are:

     - ALLOCATION RISK: The fund's ability to achieve its investment objective depends upon the adviser's skill in determining the fund's strategic target weightings and in selecting the best mix of underlying funds. There is a risk that the adviser's evaluations and assumptions regarding international styles or markets or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If an underlying fund were to change its investment objective or policies, the fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

     - AFFILIATED FUND RISK: In managing the fund, the adviser will have authority to select and substitute underlying funds. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the adviser is a fiduciary to the fund and is legally obligated to act in its best interests when selecting underlying funds.

     - MARKET RISK: The value of the securities in which the underlying funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The underlying funds' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and an underlying fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in an underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, an underlying fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, an underlying fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which an underlying fund enters into the contract may fail to perform its obligations to an underlying fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - OVER-THE-COUNTER RISK: Equity and fixed income securities purchased by an underlying fund may be traded in the over-the-counter (OTC) market rather than on an organized exchange. Many OTC securities trade less frequently and in smaller volume than exchange traded securities. OTC investments are therefore subject to liquidity risk, meaning the securities are harder to value or sell at a fair price. Companies that issue OTC securities may have limited product lines, markets or financial resources compared to companies that issue exchange traded securities. The value of OTC securities may be more volatile than exchange traded securities. These factors could have a negative impact on the value of an OTC security and therefore on an underlying fund's performance.


     - SHORT SALES RISK: An underlying fund will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because an underlying fund must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

II   EXPENSE SUMMARY

-    EXPENSE TABLE

     The table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the fund's pro rata share of the fees and expenses of the underlying funds in which the fund invests. Information on these indirect underlying fund expenses is included in the fund's fee table.

     SHAREHOLDER FEES (fees paid directly from your investment):


                                                                                    ALL
                                       CLASS A     CLASS B     CLASS C            CLASS R
                                         AND         AND         AND               SHARE
                                     CLASS 529A  CLASS 529B  CLASS 529C  CLASS I   CLASS
                                     ----------  ----------  ----------  -------  -------
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)        5.75%        N/A         N/A       N/A      N/A

     Maximum Deferred Sales
     Charge (Load) (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is less)              See Below#       4.00%       1.00%      N/A      N/A



     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):



                                                 CLASS A      CLASS B      CLASS C      CLASS I
     Management Fee                                 0.00%        0.00%        0.00%        0.00%
     Distribution and Service (12b-1) Fees(1)       0.35%        1.00%        1.00%         N/A
     Other Expenses(2)(3)                           0.36%        0.36%        0.36%        0.36%

     Total Annual Fund Operating Expenses(2)        0.71%        1.36%        1.36%        0.36%
      Fee Reductions(3)                            (0.26)%      (0.26)%      (0.26)%      (0.26)%

     Net Expenses(2)                                0.45%        1.10%        1.10%        0.10%
      Estimated Indirect Expenses of
      Underlying Funds(4)                           1.34%        1.34%        1.34%        1.34%

     Total Annual Fund and Underlying Funds
     Operating Expenses(2)                          1.79%        2.44%        2.44%        1.44%

                                                   CLASS 529A   CLASS 529B   CLASS 529C
                                                   ----------   ----------   ----------
     Management Fee                                      N/A          N/A          N/A
     Distribution and Service (12b-1) Fees(1)           0.35%        1.00%        1.00%
     Other Expenses(2)(3)(6)                            0.61%        0.61%        0.61%

     Total Annual Fund Operating Expenses(2)            0.96%        1.61%        1.61%
      Fee Reductions(3)                                (0.26)%      (0.26)%      (0.26)%

     Net Expenses(2)                                    0.70%        1.35%        1.35%
      Estimated Indirect Expenses of
      Underlying Funds(4)                               1.34%        1.34%        1.34%

     Total Annual Fund and Underlying Funds
     Operating Expenses(2)                              2.04%        2.69%        2.69%

                                                     CLASS R     CLASS R1     CLASS R2
                                                     -------     --------     --------
     Management Fee                                      N/A          N/A          N/A
     Distribution and Service (12b-1) Fees(1)           0.50%        0.75%        0.50%
     Other Expenses(2)(3)(5)                            0.36%        0.81%        0.76%

     Total Annual Fund Operating Expenses(2)            0.86%        1.56%        1.26%
      Fee Reductions(3)                                (0.26)%      (0.36)%      (0.41)%

     Net Expenses(2)                                    0.60%        1.20%        0.85%
      Estimated Indirect Expenses of
      Underlying Funds(4)                               1.34%        1.34%        1.34%

     Total Annual Fund and Underlying Funds
     Operating Expenses(2)                              1.94%        2.54%        2.19%

                                                    CLASS R3     CLASS R4     CLASS R5
                                                    --------     --------     --------
     Management Fee                                     0.00%        0.00%        0.00%
     Distribution and Service (12b-1) Fees(1)           0.50%        0.25%         N/A
     Other Expenses(2)(3)(5)                            0.61%        0.51%        0.46%

     Total Annual Fund Operating Expenses(2)            1.11%        0.76%        0.46%
      Fee Reductions(3)                                (0.36)%      (0.26)%      (0.26)%

     Net Expenses(2)                                    0.75%        0.50%        0.20%
      Estimated Indirect Expenses of
      Underlying Funds(4)                               1.34%        1.34%        1.34%

     Total Annual Fund and Underlying Funds
     Operating Expenses(2)                              2.09%        1.84%        1.54%

----------
     # For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to any CDSC.

     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" "Net Expenses" and "Total Annual Fund and Underlying Funds Operating Expenses" would be lower.
     (3) MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% of class R1, 0.15% of class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement. In addition, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, for each share class do not exceed 0.10% annually of the average daily net assets of class A, B, C, I and R; 0.35% for class 529A, 529B and 529C; 0.45% for class R1; 0.35% for class R2; 0.25% for class R3 and R4; and 0.20% for class R5. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the funds investing activities. This contractual fee arrangement will continue until at least September 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.
          MFS has also voluntarily agreed to bear an additional 0.10% of the fund's "Other Expenses," determined without giving effect to the expense reduction arrangement described above, such that "Other Expenses" do not exceed 0.00% annually for class A, class B, class C, class I and class R; 25% annually for class 529A, class 529B, class 529C and class R2; 0.35% annually for class R1; 0.15% annually for class R3 and class R4; and 0.10% annually for class R5. MFS may terminate this voluntary expense reduction at any time. Taking into account of this voluntary expense reduction of "Other Expenses," actual "Total of Net Expenses and Underlying Funds Operating Expenses" would be:



             CLASS A   CLASS B   CLASS C   CLASS I   CLASS 529A   CLASS 529B   CLASS 529C
              1.69%     2.34%     2.34%     1.34%       1.94%        2.59%        2.59%

             CLASS R  CLASS R1   CLASS R2   CLASS R3   CLASS R4   CLASS R5
              1.84%     2.44%      2.09%      1.99%      1.74%       1.44%



     (4) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target weightings and underlying funds, are as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.
     (5) "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to shares of each class to MFS for educational services in an amount equal to 0.45% for Class R1; 0.40% for class R2; 0.25% for Class R3; 0.15% for class R4 and 10% for class R5 shares.
     (6) Includes the program management fee described below under "Management of the Fund." The only fund-level fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's and the underlying funds' operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for periods during which any contractual fee reductions are in effect (see "Expense Summary -- Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


     SHARE CLASS                               1 YEAR     3 YEARS    5 YEARS   10 YEARS
     ----------------------------------------------------------------------------------
     Class A shares                           $    746   $  1,157   $  1,592   $  2,798
     Class B shares(1)
       Assuming redemption at end of period   $    647   $  1,114   $  1,607   $  2,856
       Assuming no redemption                 $    247   $    814   $  1,407   $  2,856
     Class C shares
       Assuming redemption at end of period   $    347   $    814   $  1,407   $  3,013
       Assuming no redemption                 $    247   $    814   $  1,407   $  3,013
     Class I shares                           $    147   $    510   $    899   $  1,987
     Class 529A shares                        $    770   $  1,229   $  1,712   $  3,040
     Class 529B shares(1)
       Assuming redemption at end of period   $    672   $  1,188   $  1,730   $  3,100
       Assuming no redemption                 $    272   $    888   $  1,530   $  3,100
     Class 529C shares
       Assuming redemption at end of period   $    372   $    888   $  1,530   $  3,252
       Assuming no redemption                 $    272   $    888   $  1,530   $  3,252
     Class R shares                           $    197   $    663   $  1,156   $  2,514
     Class R1 shares                          $    257   $    854   $  1,487   $  3,190
     Class R2 shares                          $    222   $    755   $  1,330   $  2,892
     Class R3 shares                          $    212   $    719   $  1,264   $  2,751
     Class R4 shares                          $    187   $    633   $  1,105   $  2,411
     Class R5 shares                          $    157   $    541   $    951   $  2,095


----------

     (1) Class B shares convert to class A shares and class 529B shares convert to class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect class A and class 529A expenses, respectively.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The underlying funds may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the underlying funds and which therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the underlying funds may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     The fund, as well as each underlying fund, may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund or an underlying fund invests defensively, it may not be able to pursue its investment objective. The fund's or an underlying fund's defensive investment position may not be effective in protecting its value.

-    ACTIVE AND FREQUENT TRADING


     Certain of the underlying funds have engaged and may engage in active or frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders (including the fund) of higher capital gains as compared to an underlying fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from an underlying fund's performance.

IV   MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $150 billion as of the quarter ended June 30, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


       MFS provides investment management and related administrative services and facilities to the fund. The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected in the "Expense Table".


     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS website (mfs.com), the following information is generally available to you:



     INFORMATION                            APPROXIMATE DATE OF POSTING TO WEBSITE
     -----------------------------------------------------------------------------
     Fund's top 10 securities holdings
     as of each month's end                         14 days after month end
     Fund's full securities holdings
     as of each month's end                         29 days after month end



     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-    PORTFOLIO MANAGER

     Information regarding the portfolio manager of the fund is set forth below. Further information regarding the fund's portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the funds.



       PORTFOLIO MANAGER     PRIMARY ROLE    SINCE   TITLE AND FIVE YEAR HISTORY
       Thomas Melendez         Portfolio     2004    Vice President of MFS;
                               Manager,              employed in the investment
                                General              management area of MFS
                             Oversight of            since 2002; Emerging Market
                               a Team of             Product Specialist at
                             Quantitative            Schroders North America,
                             Professionals           prior to 2002.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


       In addition, MFS is responsible for providing certain administrative services with respect to class R, class R1, class R2, class R3, class R4 and class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R, class R1, class R2, class R3, class R4 and class R5 shares, and may be provided directly by MFS or by a third party. The fund pays an annual retirement plan administration and services fee solely from the assets of these classes to MFS for the provision of these services in an amount equal to up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares. MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for class R1, 0.15% for class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.


-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it may receive compensation from the fund.

-    PROGRAM MANAGER(S)


     The fund has entered and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by or through MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code (the Code) and other regulatory requirements.

V    DESCRIPTION OF SHARE CLASSES


     The fund offers class A, class B, class C, class I, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3, class R4 and class R5 shares through this prospectus. Class R shares (previously designated as class R1 shares) are not available for purchase on or after April 1, 2005; provided that retirement plans that held class R shares of the fund on March 31, 2005, may purchase additional class R shares of the fund.

       Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts);

     - any retirement plan, endowment or foundation which:

          - has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

          - invests at least $10 million in class I shares of a fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of a fund either alone or in combination with investments in class I shares of other MFS Funds; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

       In addition, MFD, at its sole discretion, may accept investments in class I shares from other purchasers not listed above and may accept purchases of class I shares that do not meet these dollar qualification requirements.

       Class 529A, class 529B and class 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Internal Revenue Code (the Code). Contributions to these tuition programs may be invested in the fund's class 529A, class 529B or class 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

       Class R, class R1, class R2, class R3, class R4 and class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan (MFS Serviced Plan), the plan will be eligible to purchase class R, class R1, class R2, class R3, class R4 and class R5 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R, class R1, class R2, class R3, class R4 and class R5 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R1 and R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.


-    SALES CHARGES

     You may be subject to an initial sales charge when you purchase class A or class 529A shares, or a contingent deferred sales charge (CDSC) when you redeem class A, class B, class C, class 529B or class 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC are described below under the heading "Calculation of CDSC."


       If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.


-    CLASS A SHARES AND CLASS 529A SHARES


     You may purchase class A and class 529A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase. Class A and class 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually.

     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A and class 529A shares differs depending upon the amount you invest, as follows:

                                                        SALES CHARGE* AS PERCENTAGE OF:
                                                        -------------------------------
                                                            OFFERING     NET AMOUNT
     AMOUNT OF PURCHASE                                       PRICE       INVESTED
     Less than $50,000                                         5.75%        6.10
     $50,000 but less than $100,000                            4.75         4.99
     $100,000 but less than $250,000                           4.00         4.17
     $250,000 but less than $500,000                           2.95         3.04
     $500,000 but less than $1,000,000                         2.20         2.25
     $1,000,000 or more                                        None**       None**

----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.

     Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

-    CLASS A/529A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A and class 529A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                                     INVESTMENTS ELIGIBLE FOR:
                                                   ------------------------------
                                                      WAIVED      REDUCED INITIAL
     PROGRAM                                       SALES CHARGE     SALES CHARGE
     Letter of Intent                                                  /X/
     Right of Accumulation                                             /X/
     Reinstatement Privilege                           /X/
     Automatic Exchange Plan                           /X/*
     Exchange Privilege                                /X/*
     Dividend Reinvestment                             /X/
     Distribution Investment Program                   /X/
     Other Sales Charge Waivers                        /X/

----------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.


       At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or class 529A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.


     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under LOI and ROA may include:

       - Individual accounts

       - Joint accounts

       - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

       - MFS 529 College Savings Plan accounts


       - Certain Single-Participant Retirement Plan accounts


       - Certain Individual Retirement Accounts

       - UGMA/UTMA Accounts


       - Accounts held in the name of your financial intermediary on your behalf.

       Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of the LOI or ROA. For purposes of a LOI or ROI, individually held accounts cannot be linked with accounts held in employer-sponsored plans.

       You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

       For shareholders who exercise this privilege after redeeming class A or class 529A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class 529A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

       For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares or class 529B shares, you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described above. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the fund without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The fund reserves the right to eliminate, modify and add waivers at any time and without prior notice.


-    CLASS B SHARES AND CLASS 529B SHARES


     You may purchase class B and class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and class 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


     The CDSC is imposed according to the following schedule:

                                                                CONTINGENT DEFERRED
     YEAR OF REDEMPTION AFTER PURCHASE                             SALES CHARGE
     ------------------------------------------------------------------------------
     First                                                              4%
     Second                                                             4%
     Third                                                              3%
     Fourth                                                             3%
     Fifth                                                              2%
     Sixth                                                              1%
     Seventh and following                                              0%


       If you hold class B or class 529B shares for approximately eight years, they will convert to class A or class 529A shares of the fund, respectively. All class B and class 529B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account.

     Each time any class B or class 529B shares in your account convert to class A or class 529A shares, a proportionate number of the class B or class 529B shares in the sub-account will also convert to class A or class 529A shares, respectively.


       Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

-    CLASS C SHARES AND CLASS 529C SHARES


     You may purchase class C and class 529C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C and class 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares and class 529C shares do not convert to any other class of shares of the fund.


       Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

-    CLASS B/529B AND CLASS C/529C SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs or waivers in the SAI, which is available to you free of charge, and on funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

       For shareholders who exercise this privilege after redeeming class C or class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C or class 529C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

       For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares or class 529B shares, you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, class 529B, class C and/or class 529C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g., affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The fund reserves the right to eliminate, modify and add waivers at any time and without providing advance notice.

-    CLASS I SHARES

     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the fund.

-    CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4 AND CLASS R5 SHARES

     Eligible retirement plans may purchase class R, class R1, class R2, class R3, class R4 and class R5 shares at net asset value without an initial sales charge. Class R, class R1, class R2, class R3, class R4 and class R5 shares are not subject to a CDSC. Class R shares have annual distribution and service fees up to a maximum of 0.50% of net assets annually; class R1 shares have annual distribution and service fees up to a maximum of 0.75% of net assets annually; class R2 and class R3 shares have annual distribution and service fees up to a maximum of 0.50% of net assets annually; and class R4 shares have annual distribution and service fees up to a maximum of 0.25% of net assets annually. Class R5 shares do not have distribution and service fees.

-    CALCULATION OF CDSC


     As discussed above, certain investments in class A, class B, class C, class 529B and class 529C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

       No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

       The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.


-    DISTRIBUTION AND SERVICE FEES


     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the Board of Trustees which oversees the fund. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

-    FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

       MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (E.G., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

       These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes." Class R shares (previously designated as class R1 shares) are not available for purchase on or after April 1, 2005; provided that retirement plans that held class R shares of the fund on March 31, 2005, may purchase additional class R shares of the fund.


-    HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares only through their MFD representative or by contacting MFSC (please see the back cover of this prospectus for address and telephone number).

       Generally, the minimum initial investment is $1,000, except for: IRAs and 529 share classes, for which the minimum initial investment is $250 per account; MFS Serviced Plans purchasing R share classes, for which certain asset thresholds must be met as established and disclosed to the plan sponsor by MFS; and class I shares, for which the minimum initial investment is generally established based on an investor's basis for qualification as an eligible investor as described under "Description of Share Classes" above. Also, in the following circumstances, the minimum initial investment is only $50 per account:

     - if you establish an automatic investment plan;

     - if you establish an automatic exchange plan; or

     - if you establish an account under either:

          - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

          - employer sponsored investment programs.

       The maximum amount you may invest in class B or class 529B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The fund or its agents may at their discretion accept a purchase request for class B or class 529B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the fund.

     ADDING TO YOUR ACCOUNT. Except with respect to the R share classes, there are several easy ways you can make additional investments of at least $50 to your account:


     - send a check with the returnable portion of your statement;


     - ask your financial intermediary to purchase shares on your behalf;


     - wire additional investments through your bank (call MFSC first for instructions); or


     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B and class 529B shares, and $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your indentity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.

       An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.

-    HOW TO EXCHANGE SHARES


     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. Except with respect to the R share classes, the minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). There is no minimum exchange amount for the R share classes. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

       Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class I, class R, class R1, class R2, class R3, class R4 and class R5 shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus. Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

       Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations". You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (`'group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, class 529B or class 529C shares of the fund for corresponding class 529A, class 529B and class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

-    HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

       Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations."


     REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a predesignated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. If you redeem your class 529A, class 529B or class 529C shares and use the proceeds for non-qualified higher education expenses or other non-qualified purposes, taxes and penalties may apply. Please see the program description and the discussion below under the caption "Tax Considerations" for details.

-    OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

       In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

     GENERAL. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). These transaction limitations are subject to the MFS funds' ability to monitor share transaction activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

       In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

       To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE. The MFS funds identified below charge a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

          MFS High Income Fund
          MFS Municipal High Income Fund
          MFS High Yield Opportunities Fund
          MFS Floating Rate High Income Fund
          MFS Emerging Markets Equity Fund
          MFS International New Discovery Fund
          MFS New Discovery Fund

       The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     THE REDEMPTION FEE IS NOT IMPOSED ON THE FOLLOWING EXCHANGE OR REDEMPTION
     TRANSACTIONS:

     1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee is imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

     2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee applies to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

     3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

     4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

     5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

     6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

     7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

     8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

     9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

     10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/ liquidations).

       In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

       These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

       Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The funds do not expect to make in-kind distributions. However, if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII  OTHER INFORMATION

-    PRICING OF FUND SHARES


     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. The fund's assets consist primarily of shares of the underlying funds, which are valued at their respective net asset values. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

       To determine net asset value, each underlying fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and each underlying fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the underlying funds may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of each underlying fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

       Each underlying fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund and each underlying fund do not price their shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


       You will receive the net asset value next calculated, after the deduction of applicable sales charges and redemption fees (if applicable) and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


     - MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     - your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

-    DISTRIBUTIONS

     The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts except 529 tuition program accounts and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

     - Dividends and capital gain distributions in cash.

       Distributions on the 529 share classes will automatically be invested in additional shares; account owners do not have the option of receiving distributions in cash.

       Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-    TAX CONSIDERATIONS


     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes.

     TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it intends to do), it pays no federal income tax on the earnings it distributes to shareholders.

     Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

     Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     Investing in underlying funds could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.


       The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.


       You are urged to consult your own tax adviser for information about the federal state, and local tax consequences of an investment in the fund's 529 share classes.


-    UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from the investment performance of other MFS funds. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-    VOTING RIGHTS FOR 529 SHARE CLASSES

     Because the account owner may invest in the fund's class 529A, class 529B and class 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

CLASS A


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $       0.04
 Net realized and unrealized gain (loss) on investments                1.22
                                                               ------------
    Total from investment operations                           $       1.26
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.08)
                                                               ------------
Net asset value, end of period                                 $      11.18
                                                               ============
Total return (%)                                                      12.61++@
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.35+
 Net investment income                                                 0.51+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $    170,485


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.10% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.00%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income                                $       0.01
          Ratios (%) (to average net assets):
          Expenses##^                                                  0.71+
          Net investment income                                        0.15+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
@ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS B


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $      (0.01)
 Net realized and unrealized gain (loss) on investments                1.23
                                                               ------------
    Total from investment operations                           $       1.22
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.08)
                                                               ------------
Net asset value, end of period                                 $      11.14
                                                               ============
Total return (%)                                                      12.14++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           1.00+
 Net investment income                                                (0.16)+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $     46,305


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.10% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.00%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income                                $      (0.04)
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.36+
          Net investment income                                       (0.52)+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS C


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $      (0.02)
 Net realized and unrealized gain (loss) on investments                1.22
                                                               ------------
    Total from investment operations                           $       1.20
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.07)
                                                               ------------
Net asset value, end of period                                 $      11.13
                                                               ============
Total return (%)                                                      12.03++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           1.00+
 Net investment income                                                (0.21)+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $    103,225


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.10% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.00%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income                                $      (0.04)
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.36+
          Net investment income                                       (0.56)+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS I


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $       0.06
 Net realized and unrealized gain (loss) on investments                1.23
                                                               ------------
    Total from investment operations                           $       1.29
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.09)
                                                               ------------
Net asset value, end of period                                 $      11.20
                                                               ============
Total return (%)                                                      12.85++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.00+
 Net investment income                                                 0.79+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $      3,442


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.10% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.00%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income                                $       0.03
          Ratios (%) (to average net assets):
          Expenses##^                                                  0.36+
          Net investment income                                        0.44+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS 529A


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $       0.08
 Net realized and unrealized gain (loss) on investments                1.15
                                                               ------------
    Total from investment operations                           $       1.23
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.07)
                                                               ------------
Net asset value, end of period                                 $      11.16
                                                               ============
Total return (%)                                                      12.29++@
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.61+
 Net investment income                                                 1.15+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $        144


----------

~ MFS has contractually agreed to bear a portion of the Fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.35% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.25% annually. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation on the net investment income per share and the ratios would have been:



          Net investment income                                $       0.06
          Ratios (%) (to average net assets):
          Expenses##^                                                  0.97+
          Net investment income                                        0.79+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
@ Total returns for Class 529A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying fund at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS 529B


                                                                  PERIOD
                                                                   ENDED
                                                                  5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $       0.04
 Net realized and unrealized gain (loss) on investments                1.15
                                                               ------------
    Total from investment operations                           $       1.19
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.06)
                                                               ------------
Net asset value, end of period                                 $      11.13
                                                               ============
Total return (%)                                                      11.84++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           1.26+
 Net investment income                                                 0.58+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $        123


----------

~ MFS has contractually agreed to bear a portion of the Fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.35% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.25% annually. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation on the net investment income per share and the ratios would have been:



          Net investment income                                $       0.02
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.62+
          Net investment income                                        0.22+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying fund at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS 529C


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income~                                        $       0.02
 Net realized and unrealized gain (loss) on investments                1.18
                                                               ------------
    Total from investment operations                           $       1.20
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.06)
                                                               ------------
Net asset value, end of period                                 $      11.14
                                                               ============
Total return (%)                                                      11.95++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           1.26+
 Net investment income                                                 0.31+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $        305


----------

~ MFS has contractually agreed to bear a portion of the Fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.35% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.25% annually. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation on the net investment income per share and the ratios would have been:



          Net investment income                                $      (0.00)+++
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.62+
          Net investment income                                       (0.05)+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying fund at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS R (FORMERLY CLASS R1)


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income (loss)~                                 $       0.01
 Net realized and unrealized gain (loss) on investments                1.24
                                                               ------------
    Total from investment operations                           $       1.25
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.08)
                                                               ------------
Net asset value, end of period                                 $      11.17
                                                               ============
Total return (%)                                                      12.46++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.50+
 Net investment income (loss)                                          0.15+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $      2,558


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses such that Other Expenses do not exceed 0.10% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.50%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net Investment loss                                  $      (0.01)
          Ratios (%) (to average net assets):
          Expenses##^                                                  0.86+
          Net Investment loss                                         (0.21)+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not Annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have used expense and fee levels and the fund may own different proportions of the underlying funds at different time, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS R1


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      11.41
                                                               ------------
Income from investment operations#
 Net investment income (loss)~                                 $      (0.02)
 Net realized and unrealized gain (loss) on investments               (0.25)^^
                                                               ------------
    Total from investment operations                           $      (0.27)
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $         --
                                                               ------------
Net asset value, end of period                                 $      11.14
                                                               ============
Total return (%)                                                      (2.37)++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           1.20+
 Net investment income (loss)                                         (1.19)+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $         59


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses such that Other Expenses do not exceed 0.55% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.45%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net Investment loss                                  $      (0.03)
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.56+
          Net Investment loss                                         (1.54)+



* For the period form the inception of Class R1, April 1, 2005, through May 31, 2005
+    Annualized.
++   Not Annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have used expense and fee levels and the fund may own different proportions of the underlying funds at different time, the amount of fees and expenses incurred indirectly by the fund will vary.
^^ The per share amount is not in accordance with net realized and unrealized gain for the period because of timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

CLASS R2


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      11.41
                                                               ------------
Income from investment operations#
 Net investment income (loss)~                                 $      (0.02)
 Net realized and unrealized gain (loss) on investments               (0.25)^^
                                                               ------------
    Total from investment operations                           $      (0.27)
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $         --
                                                               ------------
Net asset value, end of period                                 $      11.14
                                                               ============
Total return (%)                                                      (2.37)++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.90+
 Net investment income(loss)                                          (0.89)+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $         49


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses such that Other Expenses do not exceed 0.50% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.40%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net Investment loss                                  $      (0.02)
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.26+
          Net Investment loss                                         (1.25)+



* For the period form the inception of class R2, April 1, 2005, through May 31, 2005
+    Annualized.
++   Not Annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have used expense and fee levels and the fund may own different proportions of the underlying funds at different time, the amount of fees and expenses incurred indirectly by the fund will vary.
^^ The per share amount is not in accordance with net realized and unrealized gain for the period because of timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

CLASS R3 (FORMERLY CLASS R2)


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
                                                               ------------
Income from investment operations#
 Net investment income (loss)~                                 $       0.08
 Net realized and unrealized gain (loss) on investments                1.15
                                                               ------------
    Total from investment operations                           $       1.23
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $      (0.07)
                                                               ------------
Net asset value, end of period                                 $      11.16
                                                               ============
Total return (%)                                                      12.25++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.76+
 Net investment income (loss)                                          1.05+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $        120


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.35% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.25%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income (loss)                         $       0.05
          Ratios (%) (to average net assets):
          Expenses##^                                                  1.12+
          Net investment income (loss)                                 0.69+



* For the period from the commencement of the fund's investment operations, September 30, 2004, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different time, the amount of fees and expenses incurred indirectly by the fund will vary.

CLASS R4


                                                                  PERIOD
                                                                   ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      11.44
                                                               ------------
Income from investment operations#
 Net investment income (loss)~                                 $      (0.01)
 Net realized and unrealized gain (loss) on investments               (0.25)^^
                                                               ------------
    Total from investment operations                           $      (0.26)
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $         --
                                                               ------------
Net asset value, end of period                                 $      11.18
                                                               ============
Total return (%)                                                      (2.27)++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.40+
 Net investment income (loss)                                         (0.39)+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $         49


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed, 0.25% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.15%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income (loss)                         $      (0.01)
          Ratios (%) (to average net assets):
          Expenses##^                                                  0.76+
          Net investment income (loss)                                (0.75)+



* For the period from the inception of Class R4, April 1, 2005, through May 31, 2005.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different time, the amount of fees and expenses incurred indirectly by the fund will vary.
^^ The per share amount is not in accordance with net realized and unrealized gain for the period because of timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

CLASS R5


                                                                 PERIOD
                                                                  ENDED
                                                                 5/31/05*
---------------------------------------------------------------------------
Net asset value, beginning of period                           $      11.44
                                                               ------------
Income from investment operations#
 Net investment income (loss)~                                 $      (0.00)+++
 Net realized and unrealized gain (loss) on investments               (0.25)^^
                                                               ------------
    Total from investment operations                           $      (0.25)
                                                               ------------
Less distributions declared to shareholders
 From net investment income                                    $         --
                                                               ------------
Net asset value, end of period                                 $      11.19
                                                               ============
Total return (%)                                                      (2.19)++
Ratios (%) to average net assets and supplemental data:~
 Expenses##^                                                           0.10+
 Net investment income (loss)                                         (0.09)+
Portfolio turnover                                                        0
Net assets at end of period (000 omitted)                      $         49


----------

~ MFS has contractually agreed to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of distribution and service and certain other fees and expenses, such that Other Expenses do not exceed 0.20% of average daily net assets. In addition to the current agreement, effective November 1, 2004, MFS has voluntarily agreed to bear an additional 0.10% such that Other Expenses do not exceed 0.10%. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:



          Net investment income (loss)                         $      (0.01)
          Ratios (%) (to average net assets):
          Expenses##^                                                  0.46+
          Net investment income (loss)                                (0.44)+



* For the period from the inception of class R5, April 1, 2005, through May 31, 2005.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different time, the amount of fees and expenses incurred indirectly by the fund will vary.
^^ The per share amount is not in accordance with net realized and unrealized gain for the period because of timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective, each underlying fund may engage in the following investment techniques and practices to the extent to which these techniques and practices are consistent with the underlying fund's investment objective. These investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations and Multiclass
           Pass-Through Securities
         Corporate Asset-Backed Securities
         Mortgage Pass-Through Securities
         Stripped Mortgage-Backed Securities
       Corporate Securities
       Loans and Other Direct Indebtedness
       Lower Rated Bonds
       Municipal Bonds
       U.S. Government Securities
       Variable and Floating Rate Obligations
       Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds
     Equity Securities
     Foreign Securities Exposure
       Brady Bonds
       Depositary Receipts
       Dollar-Denominated Foreign Debt Securities
       Emerging Markets
       Foreign Securities
     Forward Contracts
     Futures Contracts
     Indexed Securities
     Inverse Floating Rate Obligations
     Investment in Other Investment Companies
       Open-End Funds
       Closed-End Funds
     Lending of Portfolio Securities

     Leveraging Transactions
       Bank Borrowings
       Mortgage "Dollar-Roll" Transactions
       Reverse Repurchase Agreements
     Options
       Options on Foreign Currencies
       Options on Futures Contracts
       Options on Securities
       Options on Stock Indices
       Reset Options
       "Yield Curve" Options
     Repurchase Agreements
     Short Sales
     Short Term Instruments
     Swaps and Related Derivative Instruments
     Temporary Borrowings
     Temporary Defensive Positions
     "When-issued" Securities

MFS(R) INTERNATIONAL DIVERSIFICATION FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS International Diversification Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.


IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2005, provides more detailed information about each fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

     MFS Service Center, Inc.

     500 Boylston Street
     Boston, MA 02116-3741

     Telephone: 1-800-225-2606

     Internet: mfs.com


Information about the fund (including its prospectuses, SAIs and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The funds' Investment Company Act file number is 811-4492.

MFS(R) INTERNATIONAL DIVERSIFICATION FUND


OCTOBER 1, 2005


[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

                                             STATEMENT OF ADDITIONAL INFORMATION

A SERIES OF MFS SERIES TRUST X
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated October 1, 2005. This SAI should be read in conjunction with the Prospectus a copy of which may be obtained without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (Please see back cover of Part II of this SAI for address and telephone number). This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while
Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                   MDI-SAI-10/05

STATEMENT OF ADDITIONAL INFORMATION

PART I
PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUND.

TABLE OF CONTENTS


                                                                                PAGE
I     Definitions                                                                 1

II    Management of the Fund                                                      1

      The Fund                                                                    1

      Trustees and Officers -- Identification and Background                      1

      Trustee Compensation and Committees                                         1

      Portfolio Manager                                                           1

      Affiliated Service Provider Compensation                                    1

III   Sales Charges and Distribution Plan Payments                                3

      Sales Charges                                                               3

      Distribution Plan Payments                                                  3

IV    Portfolio Transactions and Brokerage Commissions                            3

V     Share Ownership                                                             3

VI    Investment Techniques, Practices, Risks and Restrictions                    3

      Investment Techniques, Practices and Risks                                  3

      Investment Restrictions                                                     3

VII   Tax Considerations                                                          3

VIII  Independent Registered Public Accounting Firm and Financial Statements      3

      Appendix A -- Trustee Compensation and Committees                          A-1

      Appendix B -- Affiliated Service Provider Compensation                     B-1

      Appendix C -- Portfolio Manager                                            C-1

      Appendix D -- Sales Charges and Distribution Plan Payments                 D-1

      Appendix E -- Portfolio Transactions and Brokerage Commissions             E-1

      Appendix F -- Share Ownership                                              F-1

I    DEFINITIONS

     "Fund" -- MFS International Diversification Fund, a series of the Trust.

     "Trust" -- MFS Series Trust X, a Massachusetts business Trust organized in 1985. The Trust has changed its name several times during the past several years. The Trust was previously known as MFS Government Mortgage Fund prior to June 2, 1995, MFS Government Income Plus Fund prior to March 1, 1993, MFS Government Income Plus Trust prior to August 3, 1992 and MFS Government Securities High Yield Trust prior to October 16, 1989.

     "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" or the "Distributor" -- MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" -- MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" -- The Prospectus of the Fund, dated October 1, 2005, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUND

     THE FUND
     The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or to investments in other investment companies. The Trust is an open-end management investment company.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.


     PORTFOLIO MANAGER
     Information regarding the Fund's portfolio manager, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in APPENDIX C to this Part I.


     AFFILIATED SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory, administrative services, and retirement plan administration and services, to MFD for program management services and to MFSC, for transfer agency services, and to MFD for Program Management Services -- for certain specified periods is set forth in APPENDIX B to this Part I.

     The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

     In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

     In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the MFS Funds in which the Fund invests (the "Underlying Funds") for various time periods ending December 31, 2004, (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its

                                   Part I - 1
     affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS,
     (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and
     (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

     The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

     The Fund commenced operations in September, 2004 and has a limited operating history and performance record. As a result, the Trustees did not receive information provided by Lipper Inc. on the investment performance of the Fund but did not consider the Underlying Funds' performance based on information provided by Lipper Inc. In the course of their deliberations, the Trustees also took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

     In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees charged by the funds in which it invests (the "Underlying Funds") and also considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

     The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

     The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund does not bear an advisory fee and therefore no breakpoint was necessary.

     The Trustees did not consider MFS' costs and profits with respect to the Fund because the Fund has no operating history. The Trustees considered information prepared by MFS relating to MFS' costs and profits with respect to the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

     After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees borne by the Fund as a result of its investments in the Underlying Funds represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

     In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

     The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's or the Underlying Funds'

                                   Part I - 2
     behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

     The Trustees also considered benefits to MFS from the use of the Underlying Funds' portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

     Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.


III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES

     Sales charges paid in connection with the purchase and sale of each Fund's shares for certain specified periods are set forth in APPENDIX D to this
     Part I, together with the Fund's schedule of dealer reallowances.


     DISTRIBUTION PLAN PAYMENTS

     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.


IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested nonbinding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in APPENDIX E to this Part I.


V    SHARE OWNERSHIP


     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.


VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund invests in underlying funds, which in turn may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in Appendix C to Part II of this SAI. As used in Part II, Appendix C, the word "Fund" should be read to refer to an underlying fund.

     INVESTMENT RESTRICTIONS
     The Fund has adopted certain investment restrictions which are described in APPENDIX F to Part II.

VII  TAX CONSIDERATIONS


     For a discussion of tax considerations, see Part II of this SAI.


VIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


     Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.


                                   Part I - 3

PART I -- APPENDIX A

TRUSTEE COMPENSATION


The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.


TRUSTEE COMPENSATION TABLE


                                                                      TOTAL TRUSTEE
                                                  TRUSTEE FEES       FEES FROM FUND
TRUSTEE                                           FROM FUND(1)     AND FUND COMPLEX(2)
--------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Robert J. Manning*                                         N/A                     N/A

Robert C. Pozen*                                           N/A                     N/A

NON-INTERESTED TRUSTEES

Lawrence H. Cohn, M.D.                            $        168     $           196,098

David H. Gunning(3)                               $        168     $           196,098

William R. Gutow                                  $        168     $           196,098

Michael Hegarty(3)                                $        168     $            20,977

J. Atwood Ives                                    $        208     $           266,098

Amy B. Lane(3)                                    $        182     $           197,098

Lawrence T. Perera                                $        176     $           201,098

William J. Poorvu(4)                              $          0     $           207,098

J. Dale Sherratt                                  $        182     $           211,098

Elaine R. Smith(4)                                $        117     $           201,098

Ward Smith(5)                                     $          0     $           144,152

Laurie Thomsen(6)                                 $        153     $            20,977


----------

* Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004, and Advisory Trustees from December 2004 to March 23, 2005, and did not receive any compensation from the Fund in either capacity.
(1)  For the fiscal year ended May 31, 2005.
(2) Information is provided for calendar year 2004. Each Trustee receiving compensation served as Trustee of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion).
(3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee on December 16, 2004.
(4)  Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and
     Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
(5)  Mr. Smith passed away on August 15, 2004.
(6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 until March 23, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-1

COMMITTEES


                        NUMBER OF MEETINGS
NAME OF COMMITTEE       IN LAST FISCAL YEAR               FUNCTIONS                          CURRENT MEMBERS(1)
---------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                 13           Oversees the accounting and          Ives*, Lane*, Sherratt* and Thomsen*
                                             auditing procedures of the Fund
                                             and, among other things, considers
                                             the selection of the independent
                                             accountants for the Fund and the
                                             scope of the audit, and considers
                                             the effect on the independence of
                                             those accountants of any non-audit
                                             services such accountants provide
                                             to the Fund and any audit or
                                             non-audit services such accountants
                                             provide to other MFS Funds, MFS
                                             and/or certain affiliates. The
                                             Committee is also responsible for
                                             establishing procedures for the
                                             receipt, retention and treatment of
                                             complaints received by the Fund
                                             regarding accounting, internal
                                             accounting controls, or auditing
                                             matters and the confidential,
                                             anonymous submission of concerns
                                             regarding questionable Fund
                                             accounting matters by officers of
                                             the Fund and employees of the
                                             Fund's investment adviser,
                                             administrator, principal
                                             underwriter or any other provider
                                             of accounting - related services to
                                             the Fund.

COMPLIANCE AND                  10           Oversees the development and         Cohn*, Gunning*, Gutow*, Hegarty*, Ives*
GOVERNANCE                                   implementation of the Funds'         (ex-officio member) and Sherratt*
COMMITTEE                                    regulatory and fiduciary compliance
                                             policies, procedures and practices
                                             under the 1940 Act and other
                                             applicable laws as well as
                                             oversight of compliance policies of
                                             the Funds' investment adviser and
                                             certain other service providers as
                                             they relate to Fund activities. The
                                             Fund's Independent Chief Compliance
                                             Officer, reports directly to the
                                             Committee and assists the Committee
                                             in carrying out its
                                             responsibilities. In addition, the
                                             Committee advises and makes
                                             recommendations to the Board on
                                             matters concerning Board practices
                                             and recommendations concerning the
                                             functions and duties of the
                                             committees of the Board.

CONTRACTS REVIEW                3            Requests, reviews and considers the  All non-interested Trustees of the Board
COMMITTEE                                    information deemed reasonably        (Cohn, Gunning, Gutow, Hegarty, Ives,
                                             necessary to evaluate the terms of   Lane, Perera, Sherratt and Thomsen)
                                             the investment advisory and
                                             principal underwriting agreements
                                             and the Plan of Distribution under
                                             Rule 12b-1 that the Fund proposes
                                             to renew or continue, and to make
                                             its recommendations to the full
                                             Board of Trustees on these matters.


----------

(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

                                  Part I - A-2

                        NUMBER OF MEETINGS
NAME OF COMMITTEE       IN LAST FISCAL YEAR               FUNCTIONS                          CURRENT MEMBERS(1)
---------------------------------------------------------------------------------------------------------------------------
SERVICES CONTRACTS             N/A^          Reviews and evaluates the            Gunning*, Ives*, Lane*, Sherratt* and
COMMITTEE                                    contractual arrangements of the      Thomsen*
                                             Fund relating to transfer agency,
                                             administrative services, custody,
                                             pricing and bookkeeping services
                                             and lending of portfolio securities
                                             and makes recommendations to the
                                             full Board of Trustees on these
                                             matters.

NOMINATION AND                 1             Recommends qualified candidates to   All non-interested Trustees of the Board
COMPENSATION COMMITTEE                       the Board in the event that a        (Cohn, Gunning, Gutow, Hegarty, Ives,
                                             position is vacated or created. The  Lane, Perera, Sherratt and Thomsen)
                                             Committee will consider
                                             recommendations by shareholders
                                             when a vacancy exists. Shareholders
                                             wishing to recommend candidates for
                                             Trustee for consideration by the
                                             Committee may do so by writing to
                                             the Fund's Secretary at the
                                             principal executive office of the
                                             Fund. Such recommendations must be
                                             accompanied by biographical and
                                             occupational data on the candidate
                                             (including whether the candidate
                                             would be an "interested person" of
                                             the Fund), a written consent of the
                                             candidate to be named as a nominee
                                             and to serve as Trustee if elected,
                                             record and ownership information
                                             for the recommending shareholder
                                             with respect to the Fund, and a
                                             description of any arrangements or
                                             understandings regarding
                                             recommendation of the candidate for
                                             consideration. The Committee is
                                             also responsible for making
                                             recommendations to the Board
                                             regarding any necessary standards
                                             or qualifications for service on
                                             the Board. The Committee also
                                             reviews and makes recommendations
                                             to the Board regarding compensation
                                             for the non-interested Trustees.

PORTFOLIO TRADING AND          7             Oversees the policies, procedures    Cohn*, Gunning*, Gutow*, Hegarty* and
MARKETING REVIEW                             and practices of the Fund with       Ives* (ex-officio member)
COMMITTEE                                    respect to brokerage transactions
                                             involving portfolio securities as
                                             those policies, procedures and
                                             practices are carried out by MFS
                                             and its affiliates. The Committee
                                             also oversees the administration of
                                             the Fund's proxy voting policies
                                             and procedures by MFS. In addition,
                                             the Committee receives reports from
                                             MFS regarding the policies,
                                             procedures and practices of MFS and
                                             its affiliates in connection with
                                             their marketing and distribution of
                                             shares of the Fund.


----------

(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 28, 2005. As a result, no Committee meetings were held during the Fund's most recently completed fiscal year. For periods prior to September 28, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                                  Part I - A-3

                        NUMBER OF MEETINGS
NAME OF COMMITTEE       IN LAST FISCAL YEAR               FUNCTIONS                          CURRENT MEMBERS(1)
---------------------------------------------------------------------------------------------------------------------------
PRICING COMMITTEE               7            Oversees the determination of the    Ives* (ex-officio member), Lane*, Perera*
                                             value of the portfolio securities    and Thomsen*
                                             and other assets held by the Fund
                                             and determines or causes to be
                                             determined the fair value of
                                             securities and assets for which
                                             market quotations are not "readily
                                             available" in accordance with the
                                             1940 Act. The Committee delegates
                                             primary responsibility for carrying
                                             out there functions to MFS and MFS'
                                             internal valuation committee
                                             pursuant to pricing policies and
                                             procedures approved by the
                                             Committee and adopted by the full
                                             Board, which include methodologies
                                             to be followed by MFS to determine
                                             the fair values of portfolio
                                             securities and other assets held by
                                             the Fund for which market
                                             quotations are not readily
                                             available. The Committee meets
                                             periodically with the members of
                                             MFS' internal valuation committee
                                             to review and assess the quality of
                                             fair valuation and other pricing
                                             determinations made pursuant to the
                                             Fund's pricing policies and
                                             procedures, and to review and
                                             assess the policies and procedures
                                             themselves. The Committee also
                                             exercises the responsibilities of
                                             the Board under the Amortized Cost
                                             Valuation Procedures approved by
                                             the Board on behalf of each Fund
                                             which holds itself out as a "money
                                             market fund" in accordance with
                                             Rule 2a-7 under the 1940 Act.


----------

(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.
*    Non-interested or independent Trustees.


                                  Part I - A-4

PART I -- APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION


The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D.



                                                 PAID TO MFS
                    PAID TO MFS      AMOUNT      FOR GENERAL     PAID TO MFD FOR         PAID TO MFSC
                    FOR ADVISORY     WAIVED     ADMINISTRATIVE   ADMINISTRATION          FOR TRANSFER
FISCAL YEAR ENDED     SERVICES       BY MFS        SERVICES      AND SERVICES(1)      AGENCY SERVICES(2)
--------------------------------------------------------------------------------------------------------
  May 31, 2005          $ 0         $ 392,935      $ 14,366           $ 0(4)                 $ 0

                              PAID TO MFD             AGGREGATE
                    AMOUNT    FOR PROGRAM   AMOUNT   AMOUNT PAID
                    WAIVED    MANAGEMENT    WAIVED   TO MFS, MFSC
FISCAL YEAR ENDED   BY MFSC   SERVICES(3)   BY MFD     AND MFD
-----------------------------------------------------------------
  May 31, 2005        $ 0       $ 1,053      $ 0       $ 15,419


----------

(1) Payment solely from assets attributable to Class R, Class R1, Class R2, Class R3, Class R4 and Class R5.
(2) Program management services are only rendered by MFD with respect to the 529 share classes, and payment for these services is allocated solely to those share classes.
(3) In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.
(4) For the period from the initial public offering of Class R1, R2, R4 and R5 on April 1, 2005.

                                  Part I - B-1

PART I -- APPENDIX C

PORTFOLIO MANAGER

COMPENSATION
Portfolio manager total cash compensation is a combination of base salary and performance bonus:

- BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

   - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

   - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES
The following table shows the dollar range of equity securities of the Fund beneficially owned by each of the Fund's portfolio managers as of the Fund's fiscal year ended May 31, 2005. The following dollar ranges apply:

   N. None
   A. $1 - $10,000
   B. $10,001 -- $50,000
   C. $50,001 -- $100,000
   D. $100,001 -- $500,000
   E. $500,001 -- $1,000,000
   F. Over $1,000,000



NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------------------------------------------------------
Thomas Melendez                                     N


                                  Part I - C-1

OTHER ACCOUNTS
In addition to the Fund, the Fund's portfolio manager is responsible for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended May 31, 2005 were as follows:



                    REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                    -------------------------------   --------------------------------   ------------------------
                    NUMBER OF                         NUMBER OF                          NUMBER OF
NAME                ACCOUNTS*         TOTAL ASSETS*   ACCOUNTS            TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------
Thomas Melendez        6              $ 3.3 billion       2              $ 332 million      10       $  3 billion


----------

*    Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above. With respect to the accounts identified in the table above, Thomas Melendez manages 2 pooled investment vehicles and 10 other accounts with assets totaling $332 million and $3 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

POTENTIAL CONFLICTS OF INTEREST
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund -- for instance, those that pay a higher advisory fee and/or have a performance fee.

                                  Part I - C-2

PART I -- APPENDIX D


SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:


                          CLASS A INITIAL SALES CHARGES:             CDSC PAID TO MFD ON:
                                     RETAINED    REALLOWED     CLASS A     CLASS B     CLASS C
  FISCAL YEAR END         TOTAL       BY MFD     TO DEALERS     SHARES      SHARES      SHARES
------------------------------------------------------------------------------------------------
May 31, 2005           $ 2,791,938  $ 404,338   $ 2,387,600      $ 0       $ 11,008    $ 8,028

                         CLASS 529A INITIAL SALES CHARGES:           CDSC PAID TO MFD ON:
                                     RETAINED    REALLOWED    CLASS 529A  CLASS 529B  CLASS 529C
  FISCAL YEAR END         TOTAL       BY MFD     TO DEALERS     SHARES      SHARES      SHARES
------------------------------------------------------------------------------------------------
May 31, 2005              $ 863       $ 109         $ 754         N/A        $ 0         $ 0


DEALER REALLOWANCES

As shown above, MFD pays (or "reallows") a portion of the class A and class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the class A and class 529A shares' offering price is:

                                                DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
    Less than $50,000                                    5.00%
    $50,000 but less than $100,000                       4.00%
    $100,000 but less than $250,000                      3.20%
    $250,000 but less than $500,000                      2.25%
    $500,000 but less than $1,000,000                    1.70%
    $1,000,000 or more                                   None*

----------
*    A CDSC will apply to such purchase for class A shares only.

                                  Part I - D-1

DISTRIBUTION PLAN PAYMENTS


                    AMOUNT OF DISTRIBUTION AND SERVICE FEES:



CLASS OF SHARES               PAID BY FUND    RETAINED BY MFD    PAID TO DEALERS
--------------------------------------------------------------------------------
Class A Shares                $    209,188    $        62,471    $       146,717
Class B Shares                $    151,073    $       113,313    $        37,760
Class C Shares                $    328,906    $             2    $       328,904
Class I Shares                $          0    $             0    $             0
Class 529A Shares             $        432    $           375    $            57
Class 529B Shares             $      1,312    $           984    $           328
Class 529C Shares             $      1,664    $         1,250    $           414
Class R Shares                $      2,342    $         1,172    $         1,170
Class R1 Shares               $         63    $            42    $            21
Class R2 Shares               $         42    $            21    $            21
Class R3 Shares               $        600    $           323    $           277
Class R4 Shares               $         21    $             0    $            21
Class R5 Shares               $          0    $             0    $             0


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs.

                                  Part I - D-2

PART I -- APPENDIX E


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:


                                       BROKERAGE COMMISSIONS
          FISCAL YEAR END                  PAID BY FUND
          --------------------------------------------------
          May 31, 2005                          N/A


SECURITIES ISSUED BY REGULAR BROKER-DEALERS


During the fiscal year ended May 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of May 31, 2005:



                                                            VALUE OF SECURITIES
          BROKER-DEALER                       FUND          AS OF MAY 31, 2005
          ---------------------------------------------------------------------
               N/A                                                  N/A



TRANSACTIONS WITH RESEARCH FIRMS

During the last fiscal year ended May 31, 2005, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



          DOLLAR AMOUNT OF               COMMISSIONS PAID
          TRANSACTIONS WITH            ON TRANSACTIONS WITH
           RESEARCH FIRMS                 RESEARCH FIRMS
          -------------------------------------------------
                 N/A                              N/A


----------

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                  Part I - E-1

PART I -- APPENDIX F


SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of August 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

   The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by each current Trustee, as of December 31, 2004.


The following dollar ranges apply:
N. None
A. $1 -- $10,000
B. $10,001 -- $50,000
C. $50,001 -- $100,000
D. Over $100,000


                                                                        AGGREGATE DOLLAR RANGE
                                           DOLLAR RANGE OF EQUITY   OF EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                              SECURITIES IN FUND        FUNDS OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                                    N                            D
Robert C. Pozen                                      N                            D
NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                               N                            D
David H. Gunning(1)                                  N                            D
William R. Gutow                                     N                            D
Michael Hegarty(1)                                   N                            N
J. Atwood Ives                                       N                            D
Amy B. Lane(1)                                       N                            A
Lawrence T. Perera                                   N                            D
William J. Poorvu                                    N                            D
J. Dale Sherratt                                     N                            D
Laurie Thomsen(1)                                    N                            N


----------

(1)
(3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, Mr. Hegarty became Trustee of the Fund on December 16, 2004 and Ms. Thomsen became Trustee of the Fund on March 23, 2005.


25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of August 31, 2005, and therefore are presumed to control the Fund. All holdings are of record unless otherwise indicated.



                                      JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR                 (IF A COMPANY)          PERCENTAGE OWNERSHIP
-----------------------------------------------------------------------------------------
None


                                  Part I - F-1

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of August 31, 2005. All holdings are of record unless otherwise indicated.



NAME AND ADDRESS OF INVESTOR OWNERSHIP                  FUND                      PERCENTAGE
----------------------------------------------------------------------------------------------------
Merrill, Lynch, Pierce, Fenner & Smith, Inc.                               20.38% of Class A Shares
For the Sole Benefit of Its Customers                                      16.52% of Class B Shares
4800 Deer Lake Dr., E.                                                     35.45% of Class C Shares
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                                             5.86% of Class A Shares
Surpas House Account                                                       7.66% of Class B Shares
Attn: Cindy Tempesta, 7th Floor                                            17.82% of Class C Shares
333 W. 34th St.
New York, NY 10001-2402

Springs Valley Bank & Trust                                                17.05% of Class I Shares
Attn: Trust Dept.
1500 Main St.
Jasper, IN 47546-1617

National Investor Services FBO                                             14.97% of Class I Shares
55 Water St., Floor 32
New York, NY 10041-3299

Raymond James & Assoc., Inc. FBO                                           7.26% of Class I Shares
Helios Education
880 Carillon Parkway
St. Petersburg, FL 33716-1100

TRS MFS Defined Contribution Plan                                          41.12% of Class I Shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6th Floor
Boston, MA 02116-3740

TRS MFS 401K Plan                                                          19.60% of Class I Shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston Street, 6th Floor
Boston, MA 02116-3740

MFS 529 Savings Plan                                                       100% of Class 529A Shares
c/o Massachusetts Financial Services Co.                                   100% of Class 529B Shares
500 Boylston Street                                                        100% of Class 529C Shares
Boston, MA 02116-3740

Penfirn & Co.                                                              6.12% of Class R Shares
401K Plan
P.O. Box 3327
Omaha, NE 68103-0327


                                  Part I - F-2

NAME AND ADDRESS OF INVESTOR OWNERSHIP                  FUND                      PERCENTAGE
-----------------------------------------------------------------------------------------------------
MFS Heritage Trust Company Trustee                                         14.85% of Class R Shares
Salon Management Corp., 401(K) Plan
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Leo Chu & Ivy Chu                                                          16.21% of Class R Shares
California Casino Management, Inc., 401(K) Plan
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

MFS Heritage Trust Company                                                 19.90% of Class R Shares
CMS Communications Inc., 401K Plan
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Joe Chambers & Henry Moore, Trustees                                       5.81% of Class R1 Shares
Joe Henry Company 401(K) Plan
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Jeffrey & Nancy Sloat, Trustees                                            54.29% of Class R1 Shares
The Positive Safety Manufacturing Co., 401(K) Plan
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

David Campbell MD PA                                                       6.18% of Class R1 Shares
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Massachusetts Financial Services Co.                                       30.93% of Class R1 Shares
Attn: Thomas Hastings, 9th Floor                                           33.57% of Class R2 Shares
500 Boylston Street                                                        100.00% of Class R4 Shares
Boston, MA 02116-3740                                                      100.00% of Class R5 Shares

T.T. Delon Kathy Faist Herb Juran                                          66.43% of Class R2 Shares
Delon Oldsmobile 401(K) P/S Plan
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116


                                  Part I - F-3

NAME AND ADDRESS OF INVESTOR OWNERSHIP                  FUND                      PERCENTAGE
----------------------------------------------------------------------------------------------------
MFS Fund Distributors, Inc.                                                25.39% of Class R3 Shares
c/o Massachusetts Financial Services Co.
Attn: Thomas B. Hastings
500 Boylston Street, Suite 15
Boston, MA 02116-3736

Robert Trethewey, George Trethewey                                         25.98% of Class R3 Shares
Trethewey Brothers, Inc., 401(K) PSP
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

D. Jensen & D. Child, Trustees                                             36.67% of Class R3 Shares
USU Community CU 401K RSP
c/o C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116


                                  Part I - F-4

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through June 1, 2005, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                           PAGE
I      Management of the Fund ..........................................      1
       Trustees/Officers ...............................................      1
       Investment Adviser ..............................................      1
       Administrator ...................................................      2
       Custodian .......................................................      2
       Shareholder Servicing Agent .....................................      3
       Distributor .....................................................      3
       Program Manager .................................................      3
       Codes of Ethics .................................................      3
II     Principal Share Characteristics .................................      3
       Class A, Class 529A and Class J Shares ..........................      3

       Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
       Class R2, Class R3, Class R4, Class R5 and Class I Shares .......      4

       Waiver of Sales Charges .........................................      4

       Financial Intermediary Commissions and Concessions ..............      4
       General .........................................................      5

III    Distribution Plan ...............................................      5
       Features Common to Each Class of Shares .........................      5
       Features Unique to Each Class of Shares .........................      6
IV     Investment Techniques, Practices, Risks and Restrictions.........      7
V      Net Income and Distributions ....................................      7
       Money Market Funds ..............................................      7

       Other Funds .....................................................      8

VI     Tax Considerations ..............................................      8
       Taxation of the Fund ............................................      8

       Taxation of Shareholders ........................................      9
       Special Rules for Municipal Fund Distributions ..................     13
       Special Considerations for 529 Share Classes ....................     13
VII    Portfolio Transactions and Brokerage Commissions ................     14
VIII   Disclosure of Portfolio Holdings ................................     15
IX     Determination of Net Asset Value ................................     17
       Money Market Funds ..............................................     17
       Other Funds .....................................................     17
X      Shareholder Services ............................................     18
       Investment and Withdrawal Programs ..............................     18
       Exchange Privilege ..............................................     20
       Tax-Deferred Retirement Plans ...................................     21
       Qualified Tuition Programs ......................................     22
XI     Description of Shares, Voting Rights and Liabilities ............     22

       Appendix A -- Waivers of Sales Charges ..........................    A-1
       Appendix B -- Financial Intermediary Commissions and Concessions     B-1
       Appendix C -- Investment Techniques, Practices and Risks ........    C-1
       Appendix D -- Description of Bond Ratings .......................    D-1
       Appendix E -- Trustees and Officers -- Identification and
                     Background ........................................    E-1
       Appendix F -- Investment Restrictions ...........................    F-1
       Appendix G -- Proxy Voting Policies and Procedures ..............    G-1
       Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                     Ongoing Basis .....................................    H-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS

      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER

      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


        Each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                                        0.01370%
        Next $2.5 billion                                       0.01015%
        Next $2.5 billion                                       0.00047%
        In excess of $7 billion                                 0.00000%

        In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares.

    CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective March 1, 2005 each Fund pays MFSC a fee based on its average daily net assets equal to 0.1159%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.


        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.


      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.


      FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

      GENERAL
      Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      RULE 12B-1 PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
      Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.


        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution- related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

      CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


        If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.


        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


        In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long- term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.


      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.


      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) properly designated distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"). This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.


        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


        The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.


        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.


        If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      UNDERLYING FUNDS
      If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

        If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as" "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as" "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

        Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as" "qualified dividend income"; otherwise, it will be taxable as ordinary income.

        The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or
      (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

        Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.


      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.


      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

        If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

VIII  DISCLOSURE OF PORTFOLIO HOLDINGS.

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

        Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

        Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed:
      (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.


      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of May 23, 2005, and any additions, modifications or deletions to this list that have occurred since May 23, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX    DETERMINATION OF NET ASSET VALUE
      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic
      Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group
      (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).


        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE

      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


      EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A, Class I and Class 529A shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans qualified under Internal Revenue Code Section 401(a) or 403(b) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market.

        Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).


        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

        Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

        For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

        Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

        MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.

        MFS and its affiliates are responsible for providing recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                            AVAILABLE SHARE CLASS
      ----------------                            ---------------------

      Between $0 and less than $1 million        Class R1 shares
      $1 million and less than $10 million       Class R2 and Class R3 shares
      $10 million and less than $100 million     Class R4 shares
      $100 million or over                       Class R5 or Class I shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

      QUALIFIED TUITION PROGRAMS
      Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR
   PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------
  o To the extent that redemption proceeds are used to pay expenses (or certain participant                 x         x        x
    expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan participants of loans from          x         x         x        x
    401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an account with MFSC between July 1, 1996 and                              x
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                             x
    Plus product and which established its account with MFSC on or after January 1, 1999
    (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                       x         x        x
    maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o All MFS Serviced Plans.                                                                                                    x
-----------------------------------------------------------------------------------------------------------------------------------

  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                           x                            x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                       x         x

      => Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
         MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

      => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its
         Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization demonstrates to the                  x         x
    satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
    30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under
    ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                          x         x        x
    disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions due to death, disability,                     x         x        x
    financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                           x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                      x         x        x
    amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                      x         x        x
    termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                   x         x        x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of                  x         x        x
    the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS
    Funds. The sales charges will be waived in the case of a redemption of all of the 401(a)
    or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds
    (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner, ESP x participant, SRO Plan participant or                x
    401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in connection with certain automatic                    x         x        x
    withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                    x
    participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales charges with respect to the shares                 x         x        x
    being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts whose financial intermediaries          x         x
    have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of        x         x
    distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
   A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant        x         x         x        x
    to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------

  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES

-----------------------------------------------------------------------------------------------------------------------------------

  o The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed      x         x         x        x
    on certain redemptions of Class A, Class B and Class C shares, are waived where Class
    529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or Class
    C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or administrators have entered         x         x
    into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to pay for qualified higher                      x         x        x
    education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the account beneficiary has received a scholarship, up to the                     x         x        x
    amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the 529 plan x x account beneficiary if the                            x        x
    shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares acquired as a result of the conversion of the USA CollegeConnect 529 Plan to the       x         x
    MFS 529 Savings Plan (shares acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, Class 529B, and Class 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------


5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain reinvestment.                                x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions of dividends and capital           x         x         x        x
    gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees (including former employees)       x         x         x        x
    and agents of MFS, Sun Life or any of their subsidiary companies.

-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any investment company for which MFD      x         x         x        x
    serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners, officers and trustees of any               x         x         x        x
    sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives of financial intermediaries.       x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such individual identified above and         x         x         x        x
    their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.           x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                     x         x         x
    account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law firms acting as trustee or           x         x
    manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A shares and the contingent            x         x
    deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                             x        x
    year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on the account of the death of the account owner (e.g., shares redeemed                           x        x
    by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the disability of the account owner if shares are held                              x        x
    either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers (including registered investment       x         x
    advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                       x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an up                                   x
    front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.


      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by a financial intermediaries during a specified sales period.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------

    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.


      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.


      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediaries discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES
    For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                                  DISTRIBUTION    QUARTERLY
          CLASS                                    PLAN RATE         RATE
          -----                                   -----------     ---------
    Class R1                                         0.75%         0.1875%
    Class R, Class R2 and Class R3                   0.50%         0.1250%
    Class R4                                         0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");


      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");


      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

        o Retail Marketing Support Payments;

        o Program Support Payments;

        o Processing Support Payments; and

        o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of December 31, 2004) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since December 31, 2004 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of June 1, 2005:

    A. G. Edwards & Sons

    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express

    American United Life
    Amvescap

    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc

    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network

    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.

    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company

    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.

    New York Life Insurance and Annuity Corp

    Northwestern Mutual Investment Services

    Prudential Investment Management Services

    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets

    T. Rowe Price

    The 401K Company

    The Vanguard Group

    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments

    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC

    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since June 1, 2005 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                          MFS FUNDS BOARD

                                       TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and officers of the trust, as of June 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                             POSITION(s) HELD          TRUSTEE/OFFICER              PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH             WITH FUND                  SINCE(1)                  FIVE YEARS & OTHER DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Trustee and President   April 2005; December          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   2004 - March 2005             Executive Officer, President, Chief Investment
                                                  (Advisory Trustee);           Officer and Director
                                                  February - December
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Trustee                 April 2005; December          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                   2004 - March 2005             (since February 2004); Harvard Law
                                                  (Advisory Trustee);           School (education), John Olin Visiting Professor
                                                  February - December           (since July 2002); Secretary of Economic Affairs,
                                                  2004 (Trustee)                The Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice
                                                                                Chairman (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July 2001);
                                                                                Bell Canada Enterprises (telecommunications),
                                                                                Director; Medtronic, Inc. (medical technology),
                                                                                Director; Telesat (satellite communications),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992                 Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                              services company), Chairman, Trustee and Chief
                                                                                Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993                   Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery
-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004                  Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/ Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993                 Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004                 Retired; AXA Financial (financial services and
(born 12/21/44)                                                                 insurance), Vice Chairman and Chief Operating
                                                                                Officer (until May 2001); The Equitable Life
                                                                                Assurance Society (insurance), President and Chief
                                                                                Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004                  Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment trust),
                                                                                Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981                     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993                   Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional
                                                                                products), Chief Executive Officer (until May
                                                                                2001)
-----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Trustee                 April 2005 (Trustee);         Private investor; Prism Venture Partners (venture
(born 08/05/57)                                   December 2004 - March         capital), Co-founder and General Partner (until
                                                  2005 (Advisory                June 2004); St. Paul Travelers Companies
                                                  Trustee)                      (commercial property liability insurance),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Trustee   February 2004                 Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   (President); April            Executive Officer, President, Chief Investment
                                                  2005 (Trustee);               Officer and Director
                                                  December 2004 - March
                                                  2005 (Advisory
                                                  Trustee); February -
                                                  December 2004
                                                  (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004                Massachusetts Financial Services Company,
(born 12/1/56)                                                                  Executive Vice President, General Counsel and
                                                                                Secretary (since April 2004); Hale and Dorr LLP
                                                                                (law firm), Partner (prior to April 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003                      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman& Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President
                                                                                (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)         Treasurer               May 2005                      Massachusetts Financial Services Company,
(born 12/01/58)                                                                 Executive Vice President and Chief Regulatory
                                                                                Officer (since March 2004); Fidelity Management &
                                                                                Research Company, Vice President (prior to March
                                                                                2004); Fidelity Group of Funds, President and
                                                                                Treasurer (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary     September 2004                Massachusetts Financial Services Company, Vice
(born 11/11/64)           and Assistant Clerk                                   President, Senior Counsel and Assistant Secretary
                                                                                (since June 2004); Affiliated Managers Group,
                                                                                Inc., Chief Legal Officer/ Centralized Compliance
                                                                                Program (January to April 2004); Fidelity Research
                                                                                & Management Company, Assistant General Counsel
                                                                                (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997                    Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President
-----------------------------------------------------------------------------------------------------------------------------------
Susan Newton(3)           Assistant Secretary and May 2005                      Massachusetts Financial Services Company, Senior
(born 03/07/50)           Assistant Clerk                                       Vice President and Assistant General Counsel
                                                                                (since April 2005); John Hancock Advisers, LLC,
                                                                                Senior Vice President, Secretary and Chief Legal
                                                                                Officer (prior to April 2005); John Hancock Group
                                                                                of Funds, Senior Vice President, Secretary and
                                                                                Chief Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004                     Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                                    Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and
                                                                                Director (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990                Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Ives and Sherratt and Mses. Lane and
Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

The Trust held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                  *    *    *    *

                    UNE PROXY VOTING POLICIES AND PROCEDURES
      UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                               AUDITOR STANDARDS
                                    AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances:
      uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

      This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

          o breach of duty of loyalty;

          o omissions not committed in good faith or acts committed intentionally or in violation of the law;

          o acts involving unlawful purchase or redemption of stock;

          o payment of unlawful dividends; or

          o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                  COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                    OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                       INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                    SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                  SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                               RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                           ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE
    -----------------                                                  ---------------------
    BARRA, Inc. .....................................................  Analytical tool
    Bloomberg L.P. ..................................................  Analytical tool
    Bowne ...........................................................  Typesetting and Printing Services
    Carol Norton ....................................................  Independent Contractor-Proxy Voting

    Data Solutions, Inc. ............................................  Software Vendor
    Deloitte & Touche LLP ...........................................  Auditor

    Ernst & Young LLP ...............................................  Auditor
    Eagle Investment Systems Corp. ..................................  Accounting System
    FactSet Research Systems Inc. ...................................  Analytical tool
    Financial Models Company Ltd. ...................................  Accounting System
    GainsKeeper, Inc. ...............................................  Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
    G. H. Dean Co. ..................................................  Typesetting and Printing Services
    Institutional Shareholder Services Inc. .........................  Proxy Service Provider
    ITG, Inc. .......................................................  Analytical tool
    JP Morgan Chase Bank ............................................  Fund Custodian
    Loan Pricing Corp. ..............................................  Fund Pricing
    The MacGregor Group .............................................  Software Vendor
    Mark-It Partners (Loan X) .......................................  Fund Pricing

    OMGEO LLC .......................................................  Software vendor

    Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
    Saloman Analytics Inc. ..........................................  Analytical tool
    Standard & Poor's Securities Evaluations Services ...............  Fund Pricing

    State Street Bank and Trust Company .............................  Custodian

    Strategic Advisers, Inc., a Fidelity Investments company ........  Fund Analysis


          This list is current as of May 23, 2005, and any additions, modifications or deletions to the list that have occurred since May 23, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                        MFS-REV2PART2-SAI-5/05

Class A Shares
Class B Shares
Class C Shares

Class I Shares

MFS(R) INTERNATIONAL GROWTH FUND                                         10/1/05


This Prospectus describes the MFS(R) International Growth Fund. The investment objective of the fund is capital appreciation.

TABLE OF CONTENTS


RISK RETURN SUMMARY                                 1
EXPENSE SUMMARY                                     7
CERTAIN INVESTMENT STRATEGIES AND RISKS             9
MANAGEMENT OF THE FUND                             10
DESCRIPTION OF SHARE CLASSES                       12
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES        21
OTHER INFORMATION                                  29
FINANCIAL HIGHLIGHTS                               32
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES    A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I    RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The fund focuses on companies that its investment adviser, Massachusetts Financial Services Company, (referred to as MFS or the adviser), believes have above average growth potential. The fund may invest in companies of all market capitalizations. The fund's investments may include securities traded in the over-the-counter markets. Under normal market conditions, the fund invests in at least three different countries.

        MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

     MFS looks particularly for companies which demonstrate:

     -  a strong franchise, strong cash flows and a recurring revenue stream;

     -  a solid industry position, where there is

           -  potential for high profit margins and

           -  substantial barriers to new entry in the industry;

     -  a strong management team with a clearly defined strategy; and


     -  a catalyst that may accelerate growth.


-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - CONCENTRATION RISK: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.


     - GROWTH COMPANIES RISK: This is the risk that the prices of growth company securities held by the fund may fall to a greater extent or rise less than the overall foreign equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index) due to changing economic, political or market conditions or disappointing growth company earnings results.


     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these securities at a fair price.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

     1996         4.52%
     1997         2.22%
     1998        (0.34%)
     1999        32.48%
     2000       (11.37%)
     2001       (17.28%)
     2002       (12.13%)
     2003        36.03%
     2004        17.54%


        The total return for the fund's class A shares for the six-month period ended June 30, 2005 was (2.35)%.


        During the period shown in the bar chart, the highest quarterly return was 26.61% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.46)% (for the calendar quarter ended September 30, 1998).

PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

     - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"); and

     - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                      1 YEAR      5 YEAR       LIFE*
     RETURNS BEFORE TAXES
       Class B Shares, With CDSC (Declining Over
         Six Years From 4% to 0%)                      12.84%      (0.30)%      3.93%
       Class C Shares, With CDSC (1% for
         12 Months)                                    15.77%       0.06%       3.95%
       Class I Shares, at Net Asset Value              18.35%       1.86%       5.37%
       Class A Shares, With Initial
         Sales Charge (5.75%)                          10.78%      (0.59)%      3.81%
     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
       Class A Shares' Return After Taxes on
         Distributions, With Initial
         Sales Charge (5.75%)                          10.78%      (1.05)%      3.38%
       Class A Shares' Returns After Taxes on
         Distributions and Sale of Class A Shares,
         With Initial Sales Charge (5.75%)              7.01%      (0.75)%      3.06%
     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
       Morgan Stanley Capital International (MSCI)
         EAFE (Europe, Australasia, Far East)
         Growth Index+**                               16.48%      (5.77)%      3.18%
       Lipper International Fund Average++             16.80%      (4.74)%      5.67%


----------

     * Life refers to the period from the commencement of the fund's investment operations, October 24, 1995, through December 31, 2004. Index and Lipper average returns are from November 1, 1995.
     +  Source: Standard & Poor's Micropal, Inc.
     ** The Morgan Stanley Capital International (MSCI) EAFE (Europe,
        Australasia, Far East) Growth Index measures non-U.S. growth stocks.
     ++ The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper International Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
     (IRAs). The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


        All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


        The fund commenced investment operations on October 24, 1995, with the offering of class A and class B shares, and subsequently offered class C shares on July 1, 1996 and class I shares on January 2, 1997. Performance for class C shares includes the performance of the fund's class B shares for periods prior to their offering. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.


        Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998, reflects this former sub-investment advisory relationship.

II   EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund

     SHAREHOLDER FEES (fees paid directly from your investment)


                                                 CLASS A     CLASS B     CLASS C     CLASS I
     Maximum Sales Charge (Load) Imposed
      on Purchases (as a percentage of
      offering price)                               5.75%        N/A         N/A         N/A
     Maximum Deferred Sales Charge (Load)
      (as a percentage of original purchase
      price or redemption proceeds,
      whichever is less)                       See Below(#)     4.00%       1.00%        N/A



     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



     Management Fees                                0.90%       0.90%       0.90%       0.90%
     Distribution and Service (12b-1) Fees(1)       0.35%       1.00%       1.00%        N/A
     Other Expenses(2)(3)                           0.47%       0.47%       0.47%       0.47%

     Total Annual Fund Operating Expenses(2)        1.72%       2.37%       2.37%       1.37%
      Fee Reductions(3)                            (0.07)%     (0.07)%     (0.07)%     (0.07)%

      Net Expenses(2)                               1.65%       2.30%       2.30%       1.30%


----------

     (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.
     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account "Net Expenses" would be lower.
     (3) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses", determined without giving effect to the expense reduction arrangements described above do not exceed 0.40% annually of the average daily net assets. This contractual fee arrangement will continue until at least September 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:
     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);
     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     - The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary -- Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


      SHARE CLASS                                YEAR 1    YEAR 3   YEAR 5   YEAR 10
      ------------------------------------------------------------------------------
      Class A shares                             $  733   $ 1,079  $ 1,449   $ 2,483
      Class B shares(1)
        Assuming redemption at end of period     $  633   $ 1,033  $ 1,459   $ 2,539
        Assuming no redemption                   $  233   $   733  $ 1,259   $ 2,539
      Class C shares
        Assuming redemption at end of period     $  333   $   733  $ 1,259   $ 2,701
        Assuming no redemption                   $  233   $   733  $ 1,259   $ 2,701
      Class I shares                             $  132   $   427  $   743   $ 1,640


----------
     (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

-    ACTIVE AND FREQUENT TRADING


     The fund may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV   MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $150 billion as of the quarter ended June 30, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


        MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.


        For the fiscal year ended May 31, 2005, the fund paid MFS an effective management fee rate equal to 0.90%. The management fee set forth in the Investment Advisory Agreement is an annual rate of: 0.90% of the first $1 billion of the fund's average daily net assets; 0.80% on the next $1 billion of the fund's average daily net assets; and 0.70% in excess of $2 billion of the fund's average daily net assets.

        Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a Fund" on the MFS website (mfs.com), the following information is generally available to you:



     INFORMATION                                                    APPROXIMATE DATE OF POSTING TO WEBSITE
     -----------                                                    --------------------------------------
     Fund's top 10 securities holdings as of each month's end       14 days after month end
     Fund's full securities holdings as of each month's end         29 days after month end



        Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.



     PORTFOLIO MANAGER       PRIMARY ROLE         SINCE        TITLE AND FIVE YEAR HISTORY
     Barry Dargan            Portfolio Manager    2001         Senior Vice President of
                                                               MFS; employed in the
                                                               investment management area
                                                               of MFS since 1996.


-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V    DESCRIPTION OF SHARE CLASSES


     The fund offers class A, class B, class C and class I shares through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts);

     - any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds (no minimum investment amounts);

     -  any retirement plan, endowment or foundation which:

           - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

           - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

        MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS funds; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

        In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


-    SALES CHARGES


     You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

        If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees, or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.


-    CLASS A SHARES


     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                     SALES CHARGE* AS PERCENTAGE OF:
                                                     -------------------------------
                                                        OFFERING       NET AMOUNT
     AMOUNT OF PURCHASE                                   PRICE         INVESTED
     Less than $50,000                                     5.75%            6.10%
     $50,000 but less than $100,000                        4.75%            4.99%
     $100,000 but less than $250,000                       4.00%            4.17%
     $250,000 but less than $500,000                       2.95%            3.04%
     $500,000 but less than $1,000,000                     2.20%            2.25%
     $1,000,000 or more                                    None**           None**

----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

     ** A 1.00% CDSC will apply to such purchases, as discussed below.


     Please see "Class A Sales Charge Waivers or Reductions" below for additional information.


     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1.00% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

-    CLASS A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                                    INVESTMENTS ELIGIBLE FOR:
                                                 -------------------------------
                                                 WAIVED SALES    REDUCED INITIAL
     PROGRAM                                        CHARGE         SALES CHARGE
     ---------------------------------------------------------------------------
     Letter of Intent                                                    X
     Right of Accumulation                                               X
     Reinstatement Privilege                          X
     Automatic Exchange Plan                          X*
     Exchange Privilege                               X*
     Dividend Reinvestment                            X
     Distribution Investment Program                  X
     Other Sales Charge Waivers                       X

----------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.


        At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under LOI and ROA may include:

     -  Individual accounts

     -  Joint accounts

     - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

     -  MFS 529 College Savings Plan accounts


     -  Certain Single-Participant Retirement Plan accounts


     -  Certain Individual Retirement Accounts

     -  UGMA/UTMA Accounts


     -  Accounts held in the name of your financial intermediary on your behalf

        Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of LOI and ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.

        You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

        For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the

     CDSC you paid; however, your new class A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 in up to six different MFS funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The fund reserves the right to eliminate, modify or add waivers at any time and without prior notice.


-    CLASS B SHARES


     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

     The CDSC is imposed according to the following schedule:


                                                            CONTINGENT DEFERRED
     YEAR OF REDEMPTION AFTER PURCHASE                         SALES CHARGE
     --------------------------------------------------------------------------
     First                                                        4.00%
     Second                                                       4.00%
     Third                                                        3.00%
     Fourth                                                       3.00%
     Fifth                                                        2.00%
     Sixth                                                        1.00%
     Seventh and following                                        0.00%



     If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS C SHARES


     You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 in up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

        For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g., affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.

-    CLASS I SHARES

     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or a CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the fund.

-    CALCULATION OF CDSC

     As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.


        No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

        The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

-    DISTRIBUTION AND SERVICE FEES


     The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each of class A, class B and class C shares, and the services provided to you by your financial intermediary. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

-    FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

        MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

        These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


-    HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares only through their MFD representative or by contacting MFSC (please see the back cover of this prospectus for address and telephone number).

        Generally the minimum initial investment $1,000 except for IRAs, for which the minimum initial investment is $250 per account; and class I shares, for which the minimum initial investment is generally established and based on an investor's basis for qualification as described under "Description of Share Classes" above. In addition, in the following circumstances, the minimum initial investment is only $50 per account:


     -  if you establish an automatic investment plan;

     -  if you establish an automatic exchange plan; or

     -  if you establish an account under either:

           - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

           -  employer sponsored investment programs.


        The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The fund or its agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the fund. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


     ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

     -  send a check with the returnable portion of your statement;


     -  ask your financial intermediary to purchase shares on your behalf;


     - wire additional investments through your bank (call MFSC first for instructions); or

     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B shares and $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


-    HOW TO EXCHANGE SHARES


     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

        Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus).

        Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations". You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.


-    HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

     Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations."


     REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

-    OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel, (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

        In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

     GENERAL. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). These transaction limitations are subject to the MFS funds' ability to monitor share transaction activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE. The MFS funds identified below charge a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

                         MFS High Income Fund
                         MFS Municipal High Income Fund
                         MFS High Yield Opportunities Fund
                         MFS Floating Rate High Income Fund
                         MFS Emerging Markets Equity Fund
                         MFS International New Discovery Fund
                         MFS New Discovery Fund

        The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     THE REDEMPTION FEE IS NOT IMPOSED ON THE FOLLOWING EXCHANGE OR REDEMPTION
     TRANSACTIONS:

     1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee is imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

     2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee applies to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

     3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

     4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

     5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

     6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

     7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

     8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

     9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

     10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

        In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

        These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

        Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII  OTHER INFORMATION

-    PRICING OF FUND SHARES

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

        To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

        The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

        You will receive the net asset value next calculated, after the deduction of applicable sales charges (and the redemption fee, if applicable) and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


     - MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     - your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


-    DISTRIBUTIONS

     The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     - Dividend distributions in cash; capital gain distributions in additional shares; or

     -  Dividend and capital gain distributions in cash

        Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-    TAX CONSIDERATIONS


     The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes.

        The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).

        Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

        For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, if some or all of the fund's income is "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

        Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

        The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

        The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

        Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


     TAXIBILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

-    UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

CLASS A SHARES


                                                                               YEARS ENDED 5/31
                                                                         ----------------------------
                                                             2005        2004        2003        2002        2001
     --------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   17.07   $   13.02   $   14.22   $   15.48   $   19.19
     Income (loss) from investment operations#
     Net investment income (loss)^                        $    0.08   $    0.05   $   (0.00)+ $   (0.04)  $   (0.08)
     Net realized and unrealized gain (loss) on
      investments and foreign currency                         1.75        4.00       (1.20)      (1.22)      (2.24)
                                                          ---------   ---------   ---------   ---------   ---------
         Total from investment operations                 $    1.83   $    4.05   $   (1.20)  $   (1.26)  $   (2.32)
                                                          ---------   ---------   ---------   ---------   ---------
     Less distributions declared to shareholders
      From net investment income                          $      --   $      --   $      --   $      --   $   (0.06)
      From net realized gain on investments
       and foreign currency transactions                         --          --          --          --       (1.32)
      In excess of net investment income                         --          --          --          --       (0.01)
                                                          ---------   ---------   ---------   ---------   ---------
         Total distributions declared to shareholders     $      --   $      --   $      --   $      --   $   (1.39)
                                                          ---------   ---------   ---------   ---------   ---------
     Redemption fees added to paid-in capital#            $    0.00+  $    0.00+  $      --   $      --   $      --
                                                          ---------   ---------   ---------   ---------   ---------
     Net asset value, end of period                       $   18.90   $   17.07   $   13.02   $   14.22   $   15.48
                                                          =========   =========   =========   =========   =========
     Total return (%)~&                                      10.72       31.21       (8.57)      (8.07)     (12.54)
     Ratios (%) to average net assets and
       supplemental data^:
       Expenses##                                              1.65        1.92        2.16        2.06        2.01
       Net investment income (loss)                            0.43        0.30       (0.03)      (0.30)      (0.47)
     Portfolio turnover                                          75         102          87         127          84
     Net assets at end of period
      (000 Omitted)                                       $ 110,876   $  56,503   $  42,544   $  42,084   $  49,797


----------

     ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, effective June 7, 2004, the investment adviser has also voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



                 Net investment income (loss)               $  0.06     $  0.03     $ (0.01)    $ (0.05)      $  --
                 Ratios (%) (to average net assets):
                 Expenses##                                    1.72        2.05        2.23        2.13          --
                 Net investment income (loss)                  0.36        0.17       (0.10)      (0.37)         --



     +    Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ~ Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

CLASS B SHARES


                                                                               YEARS ENDED 5/31
                                                                         ----------------------------
                                                             2005        2004        2003        2002        2001
     --------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   16.52   $   12.66   $   13.91   $   15.21   $   18.89
                                                          ---------   ---------   ---------   ---------   ---------
     Income (loss) from investment operations#
      Net investment loss^                                $   (0.07)  $   (0.05)  $   (0.07)  $   (0.11)  $   (0.17)
      Net realized and unrealized gain (loss) on
       investments and foreign currency                        1.72        3.91       (1.18)      (1.19)      (2.19)
                                                          ---------   ---------   ---------   ---------   ---------
         Total from investment operations                 $    1.65   $    3.86   $   (1.25)  $   (1.30)  $   (2.36)
                                                          ---------   ---------   ---------   ---------   ---------
     Less distributions declared to shareholders
      From net realized gain on investments
       and foreign currency transactions                  $      --   $      --   $      --   $      --   $   (1.32)
                                                          ---------   ---------   ---------   ---------   ---------
     Redemption fees added to paid-in capital#            $    0.00+  $    0.00+  $      --   $      --   $      --
                                                          ---------   ---------   ---------   ---------   ---------
     Net asset value, end of period                       $   18.17   $   16.52   $   12.66   $   13.91   $   15.21
                                                          =========   =========   =========   =========   =========
     Total return (%)&                                         9.99       30.49       (8.99)      (8.55)     (12.93)
     Ratios (%) to average net assets and
      supplemental data^:
      Expenses##                                               2.30        2.47        2.66        2.56        2.51
      Net investment loss                                     (0.37)      (0.31)      (0.55)      (0.80)      (0.97)
     Portfolio turnover                                          75         102          87         127          84
     Net assets at end of period (000 Omitted)            $  46,211   $  39,093   $  29,341   $  37,337   $  44,600


----------

     ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, effective June 7, 2004, the investment adviser has also voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:



                 Net investment loss                       $  (0.08)   $  (0.07)    $ (0.07)   $  (0.12)      $  --
                 Ratios (%) (to average net assets):
                 Expenses##                                    2.37        2.60        2.73        2.63          --
                 Net investment loss                          (0.44)      (0.44)      (0.62)      (0.87)         --



     +    Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

CLASS C SHARES


                                                                               YEARS ENDED 5/31
                                                                         ----------------------------
                                                             2005        2004        2003        2002        2001
     --------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   16.40   $   12.57   $   13.81   $   15.10   $   18.79
                                                          ---------   ---------   ---------   ---------   ---------
     Income (loss) from investment operations#
      Net investment income (loss)^                       $   (0.05)  $    0.00+  $   (0.06)  $   (0.11)  $   (0.17)
      Net realized and unrealized gain (loss)
       on investments and foreign currency                     1.69        3.83       (1.18)      (1.18)      (2.19)
                                                          ---------   ---------   ---------   ---------   ---------
         Total from investment operations                 $    1.64   $    3.83   $   (1.24)  $   (1.29)  $   (2.36)
                                                          ---------   ---------   ---------   ---------   ---------
     Less distributions declared to shareholders
      From net investment income                          $      --   $      --   $      --   $      --   $   (0.01)
      From net realized gain on investments
       and foreign currency transactions                         --          --          --          --       (1.32)
      In excess of net investment income                         --          --          --          --       (0.00)+
                                                          ---------   ---------   ---------   ---------   ---------
         Total distributions declared to shareholders     $      --   $      --   $      --   $      --   $   (1.33)
                                                          ---------   ---------   ---------   ---------   ---------
     Redemption fees added to paid-in capital#            $    0.00+  $    0.00+  $      --   $      --   $      --
                                                          ---------   ---------   ---------   ---------   ---------
     Net asset value, end of period                       $   18.04   $   16.40   $   12.57   $   13.81   $   15.10
                                                          =========   =========   =========   =========   =========
     Total return (%)&                                        10.00       30.47       (8.98)      (8.54)     (12.98)
     Ratios (%) to average net assets
       and supplemental data^:
       Expenses##                                              2.30        2.43        2.66        2.56        2.51
       Net investment income (loss)                           (0.27)       0.03       (0.54)      (0.80)      (0.97)
     Portfolio turnover                                          75         102          87         127          84
     Net assets at end of period (000 Omitted)            $  19,356   $   9,916   $   3,685   $   4,370   $   5,364


----------

     ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, effective June 7, 2004, the investment adviser has also voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:



                 Net investment loss                       $  (0.06)   $  (0.02)    $ (0.07)   $  (0.12)      $  --
                 Ratios (%) (to average net assets):
                 Expenses##                                    2.37        2.56        2.73        2.63          --
                 Net investment loss                          (0.34)      (0.10)      (0.61)      (0.87)         --



     +    Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

CLASS I SHARES


                                                                               YEARS ENDED 5/31
                                                                         ----------------------------
                                                             2005        2004          2003          2002        2001
     ------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                 $   18.24   $   13.75     $   14.83     $   15.69   $   19.45
                                                          ---------   ---------     ---------     ---------   ---------
     Income (loss) from investment operations#
     Net investment income (loss)^                        $    0.27   $    0.47     $   (0.07)    $    0.18   $   (0.01)
     Net realized and unrealized gain (loss) on
      investments and foreign currency                         1.76        4.02         (1.01)        (1.04)      (2.27)
                                                          ---------   ---------     ---------     ---------   ---------
         Total from investment operations                 $    2.03   $    4.49     $   (1.08)    $   (0.86)  $   (2.28)
                                                          ---------   ---------     ---------     ---------   ---------
     Less distributions declared to shareholders
      From net investment income                          $      --   $      --     $      --     $      --   $   (0.16)
      From net realized gain on investments
       and foreign currency transactions                         --          --            --            --       (1.32)
                                                          ---------   ---------     ---------     ---------   ---------
         Total distributions declared to shareholders     $      --   $      --     $      --     $      --   $   (1.48)
                                                          ---------   ---------     ---------     ---------   ---------
     Redemption fees added to paid-in capital#            $    0.00+  $    0.00+    $      --     $      --   $      --
                                                          ---------   ---------     ---------     ---------   ---------
     Net asset value, end of period                       $   20.27   $   18.24     $   13.75     $   14.83   $   15.69
                                                          =========   =========     =========     =========   =========
     Total return (%)&                                        11.13       32.65         (7.22)        (6.68)     (11.17)
     Ratios (%) to average net assets and
      supplemental data^:
      Expenses##                                               1.32        1.18###       1.73###       1.56        1.51
      Net investment income (loss)                             1.42        2.81         (0.54)         1.23       (0.08)
     Portfolio turnover                                          75         102            87           127          84
     Net assets at end of period (000 Omitted)            $  92,403   $       7     $      --++   $      --++ $      --++


----------

     ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, effective June 7, 2004, the investment adviser has also voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



                 Net investment income (loss)               $  0.26     $  0.45       $ (0.08)      $  0.17      $   --
                 Ratios (%) (to average net assets):
                 Expenses##                                    1.39        1.31###       1.80###       1.63          --
                 Net investment income (loss)                  1.35        2.68         (0.62)         1.16          --



     +    Per share amount was less than $0.01.
     ++   Class I net assets were less than $500.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ### Expense ratio is not in correlation with contractual fee arrangement due to the timing of sales and redemptions of fund shares during the period.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES


     In pursuing its investment objective, the MFS International Growth Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objectives. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (/X/) mark. However the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with these risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques are described, together with their risks, in the SAI.


     INVESTMENT TECHNIQUES/PRACTICES

                       /X/ fund uses, or currently    / / permitted, but fund does not
       SYMBOLS             anticipates using              currently anticipate using

       Debt Securities
         Asset-Backed Securities
           Collateralized Mortgage Obligations and Multiclass
              Pass-Through Securities                                        / /
           Corporate Asset-Backed Securities                                 / /
           Mortgage Pass-Through Securities                                  / /
           Stripped Mortgage-Backed Securities                               / /
         Corporate Securities                                                / /
         Loans and Other Direct Indebtedness                                 / /
         Lower Rated Bonds                                                   / /
         Municipal Bonds                                                     / /
         U.S. Government Securities                                          /X/
         Variable and Floating Rate Obligations                              / /
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds            / /
       Equity Securities                                                     /X/
       Foreign Securities Exposure
         Brady Bonds                                                         / /
         Depositary Receipts                                                 /X/
         Dollar-Denominated Foreign Debt Securities                          / /
         Emerging Markets                                                    /X/

                       /X/ fund uses, or currently    / / permitted, but fund does not
       SYMBOLS             anticipates using              currently anticipate using

         Foreign Securities                                                  /X/
       Forward Contracts                                                     /X/
       Futures Contracts                                                     /X/
       Indexed Securities                                                    /X/
       Inverse Floating Rate Obligations                                     / /
       Investment in Other Investment Companies
         Open-End Funds                                                      /X/
         Closed-End Funds                                                    /X/
       Lending of Portfolio Securities                                       /X/
       Leveraging Transactions
         Bank Borrowings                                                     / /
         Mortgage "Dollar-Roll" Transactions                                 / /
         Reverse Repurchase Agreements                                       / /
       Options
         Options on Foreign Currencies                                       /X/
         Options on Futures Contracts                                        /X/
         Options on Securities                                               /X/
         Options on Stock Indices                                            /X/
         Reset Options                                                       / /
         "Yield Curve" Options                                               /X/
       Repurchase Agreements                                                 /X/
       Short Sales                                                           /X/
       Short Term Instruments                                                /X/
       Swaps and Related Derivative Instruments                              /X/
       Temporary Borrowings                                                  /X/
       Temporary Defensive Positions                                         /X/
       "When-issued" Securities                                              /X/

     MFS(R) INTERNATIONAL GROWTH FUND

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

     The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS(R) InternationaL Growth Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder,
     (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.


     IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2005, provides more detailed information about the fund and is incorporated into this prospectus by reference.


     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
     CONTACTING:


         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone: 1-800-225-2606
         Internet: mfs.com


     Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C., 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address

         The fund's Investment Company Act file number is 811-4492

MFS(R) INTERNATIONAL GROWTH FUND


OCTOBER 1, 2005


[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

                                             STATEMENT OF ADDITIONAL INFORMATION

A SERIES OF MFS SERIES TRUST X
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated October 1, 2005. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover of Part II of this SAI for address and telephone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                   FGF-SAI 10/05

STATEMENT OF ADDITIONAL INFORMATION

PART I

PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUND.

TABLE OF CONTENTS


                                                                                PAGE
I     Definitions                                                                 1

II    Management of the Fund                                                      1

      The Fund                                                                    1

      Trustees and Officers -- Identification and Background                      1

      Trustee Compensation and Committees                                         1

      Portfolio Manager                                                           1

      Affiliated Service Provider Compensation                                    1

III   Sales Charges and Distribution Plan Payments                                3

      Sales Charges                                                               3

      Distribution Plan Payments                                                  3

IV    Portfolio Transactions and Brokerage Commissions                            3

V     Share Ownership                                                             3

VI    Investment Techniques, Practices, Risks and Restrictions                    3

      Investment Techniques, Practices and Risks                                  3

      Investment Restrictions                                                     4

VII   Tax Considerations                                                          4

VIII  Independent Registered Public Accounting Firm and Financial Statements      4

      Appendix A -- Trustee Compensation and Committees                          A-1

      Appendix B -- Affiliated Service Provider Compensation                     B-1

      Appendix C -- Portfolio Manager                                            C-1

      Appendix D -- Sales Charges and Distribution Plan Payments                 D-1

      Appendix E -- Portfolio Transactions and Brokerage Commissions             E-1

      Appendix F -- Share Ownership                                              F-1

I    DEFINITIONS

     "Fund" -- MFS International Growth Fund, a diversified series of the Trust. The Fund was known as MFS/Foreign & Colonial International Growth Fund prior to September 8, 1997.

     "Trust" -- MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust has changed its name several times during the past five years. The Trust was previously known as MFS Government Mortgage Fund (prior to June 2, 1995), MFS Government Income Plus Fund (prior to March 1,
     1993), MFS Government Income Plus Trust (prior to August 3, 1992) and MFS Government Securities Trust (after December 7, 1990).

     "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" -- MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" -- The Prospectus of the Fund, dated October 1, 2005, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUND

     THE FUND

     The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees is set forth in APPENDIX A to this Part I.


     PORTFOLIO MANAGER

     Information regarding the Fund's portfolio manager, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in APPENDIX C to this Part I.


     AFFILIATED SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in APPENDIX B to this Part I.


     BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT.

     The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

        In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

        In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are

                                   Part I - 1
     observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

        The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

        Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 20th percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Fund's Class A shares was in the 41st percentile for the one-year period and the 20th percentile for the five-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

        In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

        In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

        The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

        The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to breakpoints that reduce the Fund's advisory fee rate on net assets over $1 billion and $2 billion. Taking into account fee waivers or reductions or expense limitations, if any, Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

        The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

        After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

        In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial

                                   Part I - 2
     services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

        The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

        The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

        Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.


III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES


     Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in APPENDIX D to this Part I, together with the Fund's schedule of dealer reallowances.


     DISTRIBUTION PLAN PAYMENTS


     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.


IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in APPENDIX E to this Part I.


V    SHARE OWNERSHIP


     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and on an aggregate basis in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.


VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks.

        These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:

     -  Emerging Market Securities may not exceed 25% of the Fund's net assets.

     -  Short Sales may not exceed 5% of the Fund's net assets.

                                   Part I - 3

     INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are described in APPENDIX F to Part II.

VII  TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

VIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.


                                   Part I - 4

PART I -- APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES


The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.


TRUSTEE COMPENSATION TABLE


                                                                            TOTAL TRUSTEE
                                                        TRUSTEE FEES       FEES FROM FUND
TRUSTEE                                               FROM THE FUND(1)    AND FUND COMPLEX(2)
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning*                                                 N/A                    N/A
Robert C. Pozen*                                                   N/A                    N/A

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                               $             365   $            196,098
David H. Gunning(3)                                  $             365   $            196,098
William R. Gutow                                     $             365   $            196,098
Michael Hegarty(3)                                   $             201   $             20,977
J. Atwood Ives                                       $             493   $            266,098
Amy B. Lane(3)                                       $             386   $            197,098
Lawrence T. Perera                                   $             380   $            201,098
William J. Poorvu(4)                                 $             207   $            207,098
J. Dale Sherratt                                     $             392   $            211,098
Elaine R. Smith(4)                                   $             320   $            201,098
Ward Smith(5)                                        $             106   $            144,152
Laurie J. Thomsen(6)                                 $             188   $             20,977


----------

* Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
(1)  For the fiscal year ended May 31, 2005.
(2) Information provided is provided for calendar year 2004. Each Trustee receiving compensation from the Fund served as Trustee of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92.6 billion).
(3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee on December 16, 2004.
(4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
(5)  Mr. Smith passed away on August 15, 2004.
(6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004, to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-1

COMMITTEES

The Board has established the following Committees:


                              NUMBER OF MEETINGS
NAME OF COMMITTEE             IN LAST FISCAL YEAR                    FUNCTIONS                          CURRENT MEMBERS(1)
-----------------             -------------------                    ---------                          ------------------
AUDIT COMMITTEE                       13             Oversees the accounting and auditing        Ives*, Lane*, Sherratt* and
                                                     procedures of the Fund and, among other     Thomsen*
                                                     things, considers the selection of the
                                                     independent accountants for the Fund and
                                                     the scope of the audit, and considers the
                                                     effect on the independence of those
                                                     accountants of any non-audit services
                                                     such accountants provide to the Fund and
                                                     any audit or non-audit services such
                                                     accountants provide to other MFS Funds,
                                                     MFS and/or certain affiliates. The
                                                     Committee is also responsible for
                                                     establishing procedures for the receipt,
                                                     retention and treatment of complaints
                                                     received by the Fund regarding
                                                     accounting, internal accounting controls,
                                                     or auditing matters and the confidential,
                                                     anonymous submission of concerns
                                                     regarding questionable Fund accounting
                                                     matters by officers of the Fund and
                                                     employees of the Fund's investment
                                                     adviser, administrator, principal
                                                     underwriter or any other provider of
                                                     accounting-related services to the Fund.

COMPLIANCE AND                        10             Oversees the development and                Cohn*, Gunning*, Gutow*, Hegarty*,
GOVERNANCE COMMITTEE                                 implementation of the Fund's regulatory     Ives* (ex-officio member) and
                                                     and fiduciary compliance policies,          Sherratt
                                                     procedures and practices under the 1940
                                                     Act and other applicable laws as well as
                                                     oversight of compliance policies of the
                                                     Fund's investment adviser and certain
                                                     other service providers as they relate to
                                                     Fund activities. The Fund's Independent
                                                     Chief Compliance Officer, reports
                                                     directly to the Committee and assists the
                                                     Committee in carrying out its
                                                     responsibilities. In addition, the
                                                     Committee advises and makes
                                                     recommendations to the Board on matters
                                                     concerning Trustee practices and
                                                     recommendations concerning the functions
                                                     and duties of the committees of the
                                                     Board.

CONTRACTS REVIEW                      3              Requests, reviews and considers the         All non-interested Trustees of the
COMMITTEE                                            information deemed reasonably necessary     Board (Cohn, Gunning, Gutow,
                                                     to evaluate the terms of the investment     Hegarty, Ives, Lane, Perera,
                                                     advisory and principal underwriting         Sherratt and Thomsen)
                                                     agreements and the Plan of Distribution
                                                     under Rule 12b-1 that the Fund proposes
                                                     to renew or continue, and to make its
                                                     recommendations to the full Board of
                                                     Trustees on these matters.


                                  Part I - A-2

                              NUMBER OF MEETINGS
NAME OF COMMITTEE             IN LAST FISCAL YEAR                    FUNCTIONS                           CURRENT MEMBERS(1)
-----------------             -------------------                    ---------                           ------------------
SERVICES CONTRACTS                   N/A^            Reviews and evaluates the contractual       Gunning*, Ives*, Lane*, Sherratt*
COMMITTEE                                            arrangements of the Fund relating to        and Thomsen*
                                                     transfer agency, administrative services,
                                                     custody, pricing and bookkeeping services
                                                     and lending of portfolio securities and
                                                     makes recommendations to the full Board
                                                     of Trustees on these matters.

NOMINATION AND                        1              Recommends qualified candidates to the      All non-interested Trustees of the
COMPENSATION COMMITTEE                               Board in the event that a position is       Board (Cohn, Gunning, Gutow,
                                                     vacated or created. The Committee will      Hegarty, Ives, Lane, Perera,
                                                     consider recommendations by shareholders    Sherratt and Thomsen)
                                                     when a vacancy exists. Shareholders
                                                     wishing to recommend candidates for
                                                     Trustee for consideration by the
                                                     Committee may do so by writing to the
                                                     Fund's Secretary at the principal
                                                     executive office of the Fund. Such
                                                     recommendations must be accompanied by
                                                     biographical and occupational data on the
                                                     candidate (including whether the
                                                     candidate would be an "interested
                                                     person" of the Fund), a written consent
                                                     of the candidate to be named as a nominee
                                                     and to serve as Trustee if elected,
                                                     record and ownership information for the
                                                     recommending shareholder with respect to
                                                     the Fund, and a description of any
                                                     arrangements or understandings regarding
                                                     recommendation of the candidate for
                                                     consideration. The Committee is also
                                                     responsible for making recommendations to
                                                     the Board regarding any necessary
                                                     standards or qualifications for service
                                                     on the Board. The Committee also reviews
                                                     and makes recommendations to the Board
                                                     regarding compensation for the
                                                     non-interested Trustees.

PORTFOLIO TRADING                     7              Oversees the policies, procedures, and      Cohn*, Gunning*, Gutow*, Hegarty*
AND MARKETING                                        practices of the Fund with respect to       and Ives* (ex-officio member)
REVIEW COMMITTEE                                     brokerage transactions involving
                                                     portfolio securities as those policies,
                                                     procedures, and practices are carried out
                                                     by MFS and its affiliates. The Committee
                                                     also oversees the administration of the
                                                     Fund's proxy voting policies and
                                                     procedures by MFS. In addition, the
                                                     Committee receives reports from MFS
                                                     regarding the policies, procedures, and
                                                     practices of MFS and its affiliates in
                                                     connection with their marketing and
                                                     distribution of shares of the Fund.


                                  Part I - A-3

                              NUMBER OF MEETINGS
NAME OF COMMITTEE             IN LAST FISCAL YEAR                    FUNCTIONS                           CURRENT MEMBERS(1)
-----------------             -------------------                    ---------                           ------------------
PRICING COMMITTEE                     7              Oversees the determination of the value     Ives* (ex-officio member), Lane*,
                                                     of the portfolio securities and other       Perera*, and Thomsen*
                                                     assets held by the Fund and determines or
                                                     causes to be determined the fair value of
                                                     securities and assets for which market
                                                     quotations are not "readily available"
                                                     in accordance with the 1940 Act. The
                                                     Committee delegates primary
                                                     responsibility for carrying out these
                                                     functions to MFS and MFS' internal
                                                     valuation committee pursuant to pricing
                                                     policies and procedures approved by the
                                                     Committee and adopted by the full Board,
                                                     which include methodologies to be
                                                     followed by MFS to determine the fair
                                                     values of portfolio securities and other
                                                     assets held by the Fund for which market
                                                     quotations are not readily available. The
                                                     Committee meets periodically with the
                                                     members of MFS' internal valuation
                                                     committee to review and assess the
                                                     quality of fair valuation and other
                                                     pricing determinations made pursuant to
                                                     the Fund's pricing policies and
                                                     procedures, and to review and assess the
                                                     policies and procedures themselves. The
                                                     Committee also exercises the
                                                     responsibilities of the Board under the
                                                     Amortized Cost Valuation Procedures
                                                     approved by the Board on behalf of each
                                                     Fund which holds itself out as a "money
                                                     market fund" in accordance with Rule 2a-7
                                                     under the 1940 Act.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 28, 2005. As a result, no Committee meetings were held during the Fund's most recently completed fiscal year. For periods prior to September 28, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                                  Part I - A-4

PART I -- APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION


For information regarding sales charges and distribution payments paid to MFD, see Appendix D. The Fund paid compensation to its affiliated service providers over the specified periods as follows:



                                                         PAID TO MFS
                          PAID TO MFS     AMOUNT         FOR GENERAL         PAID TO MFSC        AMOUNT       AGGREGATE
                         FOR ADVISORY     WAIVED        ADMINISTRATIVE       FOR TRANSFER        WAIVED      AMOUNT PAID
   FISCAL YEAR ENDED       SERVICES       BY MFS           SERVICES        AGENCY SERVICES*      BY MFSC    TO MFS AND MFSC
---------------------------------------------------------------------------------------------------------------------------
May 31, 2005           $    1,456,586          N/A      $        16,367      $      242,907      $     0     $    1,715,860

May 31, 2004           $      797,124   $   34,611      $         8,276      $      124,258      $     0     $      929,658

May 31, 2003           $      650,288   $   54,043      $         6,805      $       73,431      $     0     $      730,524


----------

* In addition to the fees disclosed the Fund paid certain out-of-pocket expenses incurred by MFSC.


                                  Part I - B-1

PART I -- APPENDIX C

PORTFOLIO MANAGER

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

- BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended May 31, 2005. The following dollar ranges apply:

     N.    None

     A.    $1 - $10,000

     B.    $10,001 - $50,000

     C.    $50,001 - $100,000

     D.    $100,001 - $500,000

     E.    $500,001 - $1,000,000

     F.    Over $1,000,000



                                           DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                    SECURITIES IN FUND
-----------------------------------------------------------------
Barry Dargan                                         D


                                  Part I - C-1

OTHER ACCOUNTS.


In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended May 31, 2005, were as follows:



                          REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                          -------------------------------   --------------------------------   -----------------------------
                          NUMBER OF                         NUMBER OF                          NUMBER OF
NAME                      ACCOUNTS*       TOTAL ASSETS*     ACCOUNTS         TOTAL ASSETS      ACCOUNTS         TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Barry Dargan                  4         $   992.3 million      2          $   155.8 million        0               $   0


----------
*  Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST.

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund -- for instance, those that pay a higher advisory fee and/or have a performance fee.

                                  Part I - C-2

PART I -- APPENDIX D


SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:


                                CLASS A INITIAL SALES CHARGES:                          CDSC PAID TO MFD ON:
                                           RETAINED         REALLOWED        CLASS A          CLASS B          CLASS C
   FISCAL YEAR END         TOTAL            BY MFD         TO DEALERS        SHARES           SHARES           SHARES
---------------------------------------------------------------------------------------------------------------------------
May 31, 2005           $      368,560   $       50,569   $      317,991   $        4,396   $       47,706   $         1,763

May 31, 2004           $      169,991   $       22,645   $      147,346   $        6,628   $       47,691   $           937

May 31, 2003           $       64,560   $        7,043   $       57,517   $        1,183   $       52,302   $           411



DEALER REALLOWANCES


As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                            DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                         PERCENT OF OFFERING PRICE
   Less than $50,000                                   5.00%
   $50,000 but less than $100,000                      4.00%
   $100,000 but less than $250,000                     3.20%
   $250,000 but less than $500,000                     2.25%
   $500,000 but less than $1,000,000                   1.70%
   $1,000,000 or more                                   N/A*


----------
*  A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS


During the fiscal year ended May 31, 2005, the Fund made the following Distribution Plan payments:



                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:
   CLASS OF SHARES                    PAID BY FUND     RETAINED BY MFD     PAID TO DEALERS
   ---------------------------------------------------------------------------------------
   Class A Shares                   $        267,646   $         83,223   $        184,423

   Class B Shares                   $        429,696   $        322,501   $        107,195

   Class C Shares                   $        141,766   $            251   $        141,515


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.

                                  Part I - D-1

PART I -- APPENDIX E


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:


                          BROKERAGE COMMISSIONS
    FISCAL YEAR END            PAID BY FUND
-----------------------------------------------
May 31, 2005                $        588,697

May 31, 2004                $        307,970

May 31, 2003                $        245,050



SECURITIES ISSUED BY REGULAR BROKER-DEALERS

During the fiscal year ended May 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of May 31, 2005:



                          VALUE OF SECURITIES
    BROKER-DEALER         AS OF MAY 31, 2005
---------------------------------------------
UBS AG                      $      4,369,476
Morgan Stanley              $      8,512,000



TRANSACTIONS WITH RESEARCH SERVICES

During the fiscal year ended May 31, 2005, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research
Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



DOLLAR AMOUNT OF                                                       COMMISSIONS PAID
TRANSACTIONS WITH                                                    ON TRANSACTIONS WITH
RESEARCH SERVICES                                                      RESEARCH SERVICES
-----------------------------------------------------------------------------------------
       N/A                                                                   N/A


----------

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.


                                  Part I - E-1

PART I -- APPENDIX F


SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS


As of August 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

     The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by the current Trustees as of December 31, 2004.


     The following dollar ranges apply:

     N.    None

     A.    $1 -- $10,000

     B.    $10,001 -- $50,000

     C.    $50,001 -- $100,000

     D.    Over $100,000


                                                                             AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                                    SECURITIES IN FUND        FUNDS OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                                          N                            D
Robert C. Pozen                                            N                            D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                                     N                            D
David H. Gunning(1)                                        N                            D
William R. Gutow                                           N                            D
Michael Hegarty(1)                                         N                            N
J. Atwood Ives                                             N                            D
Amy B. Lane(1)                                             N                            A
Lawrence T. Perera                                         A                            D
J. Dale Sherratt                                           N                            D
Laurie J. Thomsen(1)                                       N                            N


----------

(1) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, Mr. Hegarty became a Trustee of the Fund on December 16, 2004, and Ms. Thomsen became a Trustee of the Fund on March 23, 2005.

                                  Part I - F-1

25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of August 31, 2005, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.



                                    JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR               (IF A COMPANY)          PERCENTAGE OWNERSHIP
------------------------------------------------------------------------------------------
State Street                               Massachusetts                    29.90%
2 Avenue de Lafayette
Boston, MA 02111-1724



5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of August 31, 2005. All holdings are of record unless otherwise indicated.



NAME AND ADDRESS OF INVESTOR OWNERSHIP                             PERCENTAGE
-------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                          11.34% of Class A shares
101 Montgomery St.
San Francisco, CA 94104

Citigroup Global Markets Inc.                                      6.92% of Class C shares
333 W 34th Street, 7th Fl.
New York, NY 10001-2402

Merrill Lynch, Pierce, Fenner and Smith, Inc.                      9.00% of Class A shares
Attn: Fund Administration                                          34.62% of Class C shares
4800 Deer Lake Drive E--3rd Floor
Jacksonville, FL 32246-6484

State Street                                                       78.06% of Class I shares
2 Avenue de Lafayette
Boston, MA 02111-1724

Trust Co. NA                                                       10.33% of Class I shares
1000 N Water St
Milwaukee, WI 53202


                                  Part I - F-2

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through June 1, 2005, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                           PAGE
I      Management of the Fund ..........................................      1
       Trustees/Officers ...............................................      1
       Investment Adviser ..............................................      1
       Administrator ...................................................      2
       Custodian .......................................................      2
       Shareholder Servicing Agent .....................................      3
       Distributor .....................................................      3
       Program Manager .................................................      3
       Codes of Ethics .................................................      3
II     Principal Share Characteristics .................................      3
       Class A, Class 529A and Class J Shares ..........................      3

       Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
       Class R2, Class R3, Class R4, Class R5 and Class I Shares .......      4

       Waiver of Sales Charges .........................................      4

       Financial Intermediary Commissions and Concessions ..............      4
       General .........................................................      5

III    Distribution Plan ...............................................      5
       Features Common to Each Class of Shares .........................      5
       Features Unique to Each Class of Shares .........................      6
IV     Investment Techniques, Practices, Risks and Restrictions.........      7
V      Net Income and Distributions ....................................      7
       Money Market Funds ..............................................      7

       Other Funds .....................................................      8

VI     Tax Considerations ..............................................      8
       Taxation of the Fund ............................................      8

       Taxation of Shareholders ........................................      9
       Special Rules for Municipal Fund Distributions ..................     13
       Special Considerations for 529 Share Classes ....................     13
VII    Portfolio Transactions and Brokerage Commissions ................     14
VIII   Disclosure of Portfolio Holdings ................................     15
IX     Determination of Net Asset Value ................................     17
       Money Market Funds ..............................................     17
       Other Funds .....................................................     17
X      Shareholder Services ............................................     18
       Investment and Withdrawal Programs ..............................     18
       Exchange Privilege ..............................................     20
       Tax-Deferred Retirement Plans ...................................     21
       Qualified Tuition Programs ......................................     22
XI     Description of Shares, Voting Rights and Liabilities ............     22

       Appendix A -- Waivers of Sales Charges ..........................    A-1
       Appendix B -- Financial Intermediary Commissions and Concessions     B-1
       Appendix C -- Investment Techniques, Practices and Risks ........    C-1
       Appendix D -- Description of Bond Ratings .......................    D-1
       Appendix E -- Trustees and Officers -- Identification and
                     Background ........................................    E-1
       Appendix F -- Investment Restrictions ...........................    F-1
       Appendix G -- Proxy Voting Policies and Procedures ..............    G-1
       Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                     Ongoing Basis .....................................    H-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS

      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER

      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


        Each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                                        0.01370%
        Next $2.5 billion                                       0.01015%
        Next $2.5 billion                                       0.00047%
        In excess of $7 billion                                 0.00000%

        In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares.

    CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective March 1, 2005 each Fund pays MFSC a fee based on its average daily net assets equal to 0.1159%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.


        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.


      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.


      FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

      GENERAL
      Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      RULE 12B-1 PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
      Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.


        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution- related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

      CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


        If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.


        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


        In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long- term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.


      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.


      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) properly designated distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"). This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.


        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


        The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.


        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.


        If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      UNDERLYING FUNDS
      If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

        If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as" "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as" "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

        Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as" "qualified dividend income"; otherwise, it will be taxable as ordinary income.

        The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or
      (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

        Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.


      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.


      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

        If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

VIII  DISCLOSURE OF PORTFOLIO HOLDINGS.

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

        Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

        Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed:
      (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.


      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of May 23, 2005, and any additions, modifications or deletions to this list that have occurred since May 23, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX    DETERMINATION OF NET ASSET VALUE
      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic
      Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group
      (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).


        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE

      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


      EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A, Class I and Class 529A shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans qualified under Internal Revenue Code Section 401(a) or 403(b) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market.

        Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).


        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

        Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

        For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

        Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

        MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.

        MFS and its affiliates are responsible for providing recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                            AVAILABLE SHARE CLASS
      ----------------                            ---------------------

      Between $0 and less than $1 million        Class R1 shares
      $1 million and less than $10 million       Class R2 and Class R3 shares
      $10 million and less than $100 million     Class R4 shares
      $100 million or over                       Class R5 or Class I shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

      QUALIFIED TUITION PROGRAMS
      Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR
   PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------
  o To the extent that redemption proceeds are used to pay expenses (or certain participant                 x         x        x
    expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan participants of loans from          x         x         x        x
    401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an account with MFSC between July 1, 1996 and                              x
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                             x
    Plus product and which established its account with MFSC on or after January 1, 1999
    (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                       x         x        x
    maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o All MFS Serviced Plans.                                                                                                    x
-----------------------------------------------------------------------------------------------------------------------------------

  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                           x                            x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                       x         x

      => Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
         MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

      => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its
         Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization demonstrates to the                  x         x
    satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
    30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under
    ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                          x         x        x
    disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions due to death, disability,                     x         x        x
    financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                           x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                      x         x        x
    amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                      x         x        x
    termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                   x         x        x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of                  x         x        x
    the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS
    Funds. The sales charges will be waived in the case of a redemption of all of the 401(a)
    or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds
    (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner, ESP x participant, SRO Plan participant or                x
    401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in connection with certain automatic                    x         x        x
    withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                    x
    participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales charges with respect to the shares                 x         x        x
    being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts whose financial intermediaries          x         x
    have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of        x         x
    distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
   A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant        x         x         x        x
    to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------

  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES

-----------------------------------------------------------------------------------------------------------------------------------

  o The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed      x         x         x        x
    on certain redemptions of Class A, Class B and Class C shares, are waived where Class
    529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or Class
    C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or administrators have entered         x         x
    into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to pay for qualified higher                      x         x        x
    education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the account beneficiary has received a scholarship, up to the                     x         x        x
    amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the 529 plan x x account beneficiary if the                            x        x
    shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares acquired as a result of the conversion of the USA CollegeConnect 529 Plan to the       x         x
    MFS 529 Savings Plan (shares acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, Class 529B, and Class 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------


5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain reinvestment.                                x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions of dividends and capital           x         x         x        x
    gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees (including former employees)       x         x         x        x
    and agents of MFS, Sun Life or any of their subsidiary companies.

-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any investment company for which MFD      x         x         x        x
    serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners, officers and trustees of any               x         x         x        x
    sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives of financial intermediaries.       x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such individual identified above and         x         x         x        x
    their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.           x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                     x         x         x
    account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law firms acting as trustee or           x         x
    manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A shares and the contingent            x         x
    deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                             x        x
    year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on the account of the death of the account owner (e.g., shares redeemed                           x        x
    by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the disability of the account owner if shares are held                              x        x
    either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers (including registered investment       x         x
    advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                       x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an up                                   x
    front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.


      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by a financial intermediaries during a specified sales period.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------

    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.


      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.


      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediaries discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES
    For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                                  DISTRIBUTION    QUARTERLY
          CLASS                                    PLAN RATE         RATE
          -----                                   -----------     ---------
    Class R1                                         0.75%         0.1875%
    Class R, Class R2 and Class R3                   0.50%         0.1250%
    Class R4                                         0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");


      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");


      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

        o Retail Marketing Support Payments;

        o Program Support Payments;

        o Processing Support Payments; and

        o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of December 31, 2004) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since December 31, 2004 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of June 1, 2005:

    A. G. Edwards & Sons

    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express

    American United Life
    Amvescap

    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc

    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network

    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.

    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company

    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.

    New York Life Insurance and Annuity Corp

    Northwestern Mutual Investment Services

    Prudential Investment Management Services

    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets

    T. Rowe Price

    The 401K Company

    The Vanguard Group

    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments

    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC

    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since June 1, 2005 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                          MFS FUNDS BOARD

                                       TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and officers of the trust, as of June 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                             POSITION(s) HELD          TRUSTEE/OFFICER              PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH             WITH FUND                  SINCE(1)                  FIVE YEARS & OTHER DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Trustee and President   April 2005; December          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   2004 - March 2005             Executive Officer, President, Chief Investment
                                                  (Advisory Trustee);           Officer and Director
                                                  February - December
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Trustee                 April 2005; December          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                   2004 - March 2005             (since February 2004); Harvard Law
                                                  (Advisory Trustee);           School (education), John Olin Visiting Professor
                                                  February - December           (since July 2002); Secretary of Economic Affairs,
                                                  2004 (Trustee)                The Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice
                                                                                Chairman (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July 2001);
                                                                                Bell Canada Enterprises (telecommunications),
                                                                                Director; Medtronic, Inc. (medical technology),
                                                                                Director; Telesat (satellite communications),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992                 Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                              services company), Chairman, Trustee and Chief
                                                                                Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993                   Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery
-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004                  Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/ Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993                 Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004                 Retired; AXA Financial (financial services and
(born 12/21/44)                                                                 insurance), Vice Chairman and Chief Operating
                                                                                Officer (until May 2001); The Equitable Life
                                                                                Assurance Society (insurance), President and Chief
                                                                                Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004                  Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment trust),
                                                                                Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981                     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993                   Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional
                                                                                products), Chief Executive Officer (until May
                                                                                2001)
-----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Trustee                 April 2005 (Trustee);         Private investor; Prism Venture Partners (venture
(born 08/05/57)                                   December 2004 - March         capital), Co-founder and General Partner (until
                                                  2005 (Advisory                June 2004); St. Paul Travelers Companies
                                                  Trustee)                      (commercial property liability insurance),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Trustee   February 2004                 Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   (President); April            Executive Officer, President, Chief Investment
                                                  2005 (Trustee);               Officer and Director
                                                  December 2004 - March
                                                  2005 (Advisory
                                                  Trustee); February -
                                                  December 2004
                                                  (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004                Massachusetts Financial Services Company,
(born 12/1/56)                                                                  Executive Vice President, General Counsel and
                                                                                Secretary (since April 2004); Hale and Dorr LLP
                                                                                (law firm), Partner (prior to April 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003                      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman& Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President
                                                                                (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)         Treasurer               May 2005                      Massachusetts Financial Services Company,
(born 12/01/58)                                                                 Executive Vice President and Chief Regulatory
                                                                                Officer (since March 2004); Fidelity Management &
                                                                                Research Company, Vice President (prior to March
                                                                                2004); Fidelity Group of Funds, President and
                                                                                Treasurer (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary     September 2004                Massachusetts Financial Services Company, Vice
(born 11/11/64)           and Assistant Clerk                                   President, Senior Counsel and Assistant Secretary
                                                                                (since June 2004); Affiliated Managers Group,
                                                                                Inc., Chief Legal Officer/ Centralized Compliance
                                                                                Program (January to April 2004); Fidelity Research
                                                                                & Management Company, Assistant General Counsel
                                                                                (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997                    Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President
-----------------------------------------------------------------------------------------------------------------------------------
Susan Newton(3)           Assistant Secretary and May 2005                      Massachusetts Financial Services Company, Senior
(born 03/07/50)           Assistant Clerk                                       Vice President and Assistant General Counsel
                                                                                (since April 2005); John Hancock Advisers, LLC,
                                                                                Senior Vice President, Secretary and Chief Legal
                                                                                Officer (prior to April 2005); John Hancock Group
                                                                                of Funds, Senior Vice President, Secretary and
                                                                                Chief Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004                     Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                                    Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and
                                                                                Director (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990                Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Ives and Sherratt and Mses. Lane and
Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

The Trust held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                  *    *    *    *

                    UNE PROXY VOTING POLICIES AND PROCEDURES
      UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                               AUDITOR STANDARDS
                                    AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances:
      uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

      This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

          o breach of duty of loyalty;

          o omissions not committed in good faith or acts committed intentionally or in violation of the law;

          o acts involving unlawful purchase or redemption of stock;

          o payment of unlawful dividends; or

          o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                  COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                    OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                       INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                    SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                  SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                               RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                           ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE
    -----------------                                                  ---------------------
    BARRA, Inc. .....................................................  Analytical tool
    Bloomberg L.P. ..................................................  Analytical tool
    Bowne ...........................................................  Typesetting and Printing Services
    Carol Norton ....................................................  Independent Contractor-Proxy Voting

    Data Solutions, Inc. ............................................  Software Vendor
    Deloitte & Touche LLP ...........................................  Auditor

    Ernst & Young LLP ...............................................  Auditor
    Eagle Investment Systems Corp. ..................................  Accounting System
    FactSet Research Systems Inc. ...................................  Analytical tool
    Financial Models Company Ltd. ...................................  Accounting System
    GainsKeeper, Inc. ...............................................  Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
    G. H. Dean Co. ..................................................  Typesetting and Printing Services
    Institutional Shareholder Services Inc. .........................  Proxy Service Provider
    ITG, Inc. .......................................................  Analytical tool
    JP Morgan Chase Bank ............................................  Fund Custodian
    Loan Pricing Corp. ..............................................  Fund Pricing
    The MacGregor Group .............................................  Software Vendor
    Mark-It Partners (Loan X) .......................................  Fund Pricing

    OMGEO LLC .......................................................  Software vendor

    Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
    Saloman Analytics Inc. ..........................................  Analytical tool
    Standard & Poor's Securities Evaluations Services ...............  Fund Pricing

    State Street Bank and Trust Company .............................  Custodian

    Strategic Advisers, Inc., a Fidelity Investments company ........  Fund Analysis


          This list is current as of May 23, 2005, and any additions, modifications or deletions to the list that have occurred since May 23, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                        MFS-REV2PART2-SAI-5/05

Class A Shares
Class B Shares
Class C Shares

Class I Shares

MFS(R) INTERNATIONAL VALUE FUND                                         10/1/05


This Prospectus describes the MFS(R) International Value Fund. The investment objective of the fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.


TABLE OF CONTENTS


RISK RETURN SUMMARY                                         1

EXPENSE SUMMARY                                             6

CERTAIN INVESTMENT STRATEGIES AND RISKS                     8

MANAGEMENT OF THE FUND                                      9

DESCRIPTION OF SHARE CLASSES                               11

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                20

OTHER INFORMATION                                          28

FINANCIAL HIGHLIGHTS                                       31

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES            A-1



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I    RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek long-term growth of capital with a secondary objective to seek reasonable current income. The fund's objectives may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The fund invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies which Massachusetts Financial Services Company (referred to as MFS or the adviser) believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The adviser considers a security's prospects for appreciation as well as its income producing potential in making its investment decision. The fund may invest in companies of all market capitalizations. The equity securities of these companies may be undervalued because:

     -  they are temporarily out of favor in the market due to

        -  a decline in the market

        -  poor economic conditions

        - developments that have affected or may affect the issuer of the securities or the issuer's industry

     -  the market has overlooked them


     Undervalued equity securities generally have low price-to-book, price-to-sales, price-to-cash flow and/or price-to-earnings ratios. Under normal market conditions, the fund invests in at least three different countries.


          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFS' large group of equity research analysts.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objectives, that are not described here.

     The principal risks of investing in the fund are:

     - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - VALUE COMPANY RISK: Prices of value company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

     - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - CONCENTRATION RISK: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

     1996     2.62%
     1997     5.53%
     1998    20.26%
     1999    17.55%
     2000    (4.08%)
     2001   (15.75%)
     2002    (6.95%)
     2003    32.03%
     2004    26.77%


     The total return for the fund's class A shares for the six-month period ended June 30, 2005 was 0.25%.


        During the period shown in the bar chart, the highest quarterly return was 17.43% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

     - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"); and

     - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2004)



                                                    1 YEAR   5 YEARS    LIFE*
     RETURNS BEFORE TAXES
      Class B Shares, With CDSC (Declining
        Over Six Years From 4% to 0%)                26.04%     4.15%    7.30%
      Class C Shares, With CDSC (1% for
        12 Months)                                   26.08%     4.14%    7.32%
      Class I Shares, at Net Asset Value             27.46%     5.22%    8.26%
      Class A Shares, With Initial
        Sales Charge (5.75%)                         26.77%     4.71%    7.84%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
     Class A Shares' Return After Taxes on
      Distributions, With Initial
      Sales Charge (5.75%)                           18.89%     3.11%    6.57%
     Class A Shares' Returns After Taxes on
      Distributions and Sale of Class A Shares,
      With Initial Sales Charge (5.75%)              13.10%     2.84%    5.99%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
      Morgan Stanley Capital International
      (MSCI) Europe, Australasia, Far East
      (EAFE) Index+**                                20.70%    (0.80)%   6.02%
      MSCI EAFE Value Index+***                      24.88%     4.10%    8.72%
      Lipper International Multi-Cap Core
        Fund Average++                               18.73%    (1.35)%   6.48%


----------

     * Life refers to the period from the commencement of the fund's investment operations, October 24, 1995, through December 31, 2004. Index and Lipper averages are from November 1, 1995.
     +    Source: Standard & Poor's Micropal, Inc.
     **   MSCI EAFE Index measures the non-U.S. stock market.
     ***  MSCI EAFE Value Index measures non-U.S. value stocks.
     ++ The Lipper International Multi-Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper International Multi-Cap Core Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


        All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


        The fund commenced investment operations on October 24, 1995, with the offering of class A and class B shares, and subsequently offered class C and class I shares on July 1, 1996. Performance for class C shares includes the performance of the fund's class B shares for periods prior to their offering. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.


        Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998, reflects this former sub-investment advisory relationship.

II   EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     SHAREHOLDER FEES (fees paid directly from your investment)


                                         CLASS A     CLASS B   CLASS C   CLASS I
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)           5.75%       N/A       N/A     N/A

     Maximum Deferred Sales
     Charge (Load) (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is less)                 See Below(#)    4.00%     1.00%    N/A



     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



     Management Fees                             0.90%    0.90%    0.90%    0.90%

     Distribution and Service (12b-1) Fees(1)    0.35%    1.00%    1.00%     N/A

     Other Expenses(2)                           0.43%    0.43%    0.43%    0.43%

     Total Annual Fund Operating Expenses(2)     1.68%    2.33%    2.33%    1.33%

      Fee Reductions(3)                         (0.03)%  (0.03)%  (0.03)%  (0.03)%

      Net Expenses(2)                            1.65%    2.30%    2.30%    1.30%


----------

     (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.

     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

     (3) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses", determined without giving effect to the expense reduction arrangements described above do not exceed 0.40% annually of the average daily net assets. This contractual fee arrangement will continue until at least October 1, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


       SHARE CLASS                                YEAR 1    YEAR 3    YEAR 5   YEAR 10
     -----------------------------------------------------------------------------------
       Class A shares                             $  733   $ 1,071   $ 1,432   $ 2,445
       Class B shares(1)
         Assuming redemption at end of period     $  633   $ 1,025   $ 1,443   $ 2,502
         Assuming no redemption                   $  233   $   725   $ 1,243   $ 2,502
       Class C shares
         Assuming redemption at end of period     $  333   $   725   $ 1,243   $ 2,664
         Assuming no redemption                   $  233   $   725   $ 1,243   $ 2,664
     Class I shares                               $  132   $   418   $   726   $ 1,599


----------
     (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

-    ACTIVE OR FREQUENT TRADING


     The fund may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV   MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $150 billion as of the quarter ended June 30, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


        MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.


        For the fiscal year ended May 31, 2005, the fund paid MFS an effective management fee rate equal to 0.90% of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is an annual rate of: 0.90% of the first $1 billion of the fund's average daily net assets; 0.80% on the next $1 billion of the fund's average daily net assets; and 0.70% in excess of $2 billion of the fund's average daily net assets.

        Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a Fund" on the MFS website (mfs.com), the following information is generally available to you:



     INFORMATION                                                        APPROXIMATE DATE OF POSTING TO WEBSITE
     -----------                                                        --------------------------------------
     Fund's top 10 securities holdings as of each month's end           14 days after month end
     Fund's full securities holdings as of each month's end             29 days after month end



        Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.



     PORTFOLIO MANAGER         PRIMARY ROLE         SINCE         TITLE AND FIVE YEAR HISTORY
     Barnaby Wiener            Portfolio Manager    2003          Senior Vice President of MFS;
                                                                  employed in the investment
                                                                  management area of MFS since
                                                                  1998.


-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V    DESCRIPTION OF SHARE CLASSES


     The fund offers class A, class B, class C and class I shares through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts);

     - any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds (no minimum investment amounts);

     -  any retirement plan, endowment or foundation which:

           - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

           - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

           MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS funds; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

        In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


-    SALES CHARGES


     You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

        If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees, or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.


-    CLASS A SHARES


     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                 SALES CHARGE* AS PERCENTAGE OF:
                                                 -------------------------------
                                                    OFFERING      NET AMOUNT
     AMOUNT OF PURCHASE                               PRICE        INVESTED
     Less than $50,000                                  5.75%           6.10%
     $50,000 but less than $100,000                     4.75%           4.99%
     $100,000 but less than $250,000                    4.00%           4.17%
     $250,000 but less than $500,000                    2.95%           3.04%
     $500,000 but less than $1,000,000                  2.20%           2.25%
     $1,000,000 or more                                 None**          None**

----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.


     **   A 1.00% CDSC will apply to such purchases, as discussed below.


     Please see "Class A Sales Charge Waivers or Reductions" below for additional information.


     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1.00% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

-    CLASS A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                                   INVESTMENTS ELIGIBLE FOR:
                                               ---------------------------------
                                                WAIVED SALES    REDUCED INITIAL
     PROGRAM                                       CHARGE         SALES CHARGE
     --------------------------------------------------------------------------
     Letter of Intent                                                  /X/
     Right of Accumulation                                             /X/
     Reinstatement Privilege                          /X/
     Automatic Exchange Plan                          /X/*
     Exchange Privilege                               /X/*
     Dividend Reinvestment                            /X/
     Distribution Investment Program                  /X/
     Other Sales Charge Waivers                       /X/

----------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.


        At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.


     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under LOI and ROA may include:

     -  Individual accounts

     -  Joint accounts

     - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

     -  MFS 529 College Savings Plan accounts


     -  Certain Single-Participant Retirement Plan accounts


     -  Certain Individual Retirement Accounts

     -  UGMA/UTMA Accounts


     -  Accounts held in the name of your financial intermediary on your behalf

        Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of LOI and ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.

        You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

        For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 in up to six different MFS funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The fund reserves the right to eliminate, modify or add waivers at any time and without providing prior notice.


-    CLASS B SHARES


     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

     The CDSC is imposed according to the following schedule:

                                                             CONTINGENT DEFERRED
     YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
     ---------------------------------------------------------------------------
     First                                                           4%
     Second                                                          4%
     Third                                                           3%
     Fourth                                                          3%
     Fifth                                                           2%
     Sixth                                                           1%
     Seventh and following                                           0%


     If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS C SHARES


     You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 in up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

        For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g., affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.

-    CLASS I SHARES

     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or a CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the fund.

-    CALCULATION OF CDSC


     As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.


        No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

        The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

-    DISTRIBUTION AND SERVICE FEES


     The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each of class A, class B and class C of shares, and the services provided to you by your financial intermediary. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

     FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

        MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

        These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


-    HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares only through their MFD representative or by contacting MFSC (please see the back cover of this prospectus for address and telephone number).

        Generally the minimum initial investment is $1,000, except for IRAs, for which the minimum initial investment is $250 per account; and class I shares, for which the minimum initial investment is generally established and based on an investor's basis for qualification as an eligible investor as described under "Description of Share Classes" above. In addition, in the following circumstances, the minimum initial investment is only $50 per account:


     -  if you establish an automatic investment plan;

     -  if you establish an automatic exchange plan; or

     -  if you establish an account under either:

           - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

           -  employer sponsored investment programs.


        The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The fund or its agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the fund. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


     ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

     -  send a check with the returnable portion of your statement;


     -  ask your financial intermediary to purchase shares on your behalf;


     - wire additional investments through your bank (call MFSC first for instructions); or

     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B shares and $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


-    HOW TO EXCHANGE SHARES


     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

        Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus).

        Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.


-    HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

        Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared which may take up to 15 days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations."


     REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

-    OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel, (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

        In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

     GENERAL. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). These transaction limitations are subject to the MFS funds' ability to monitor share transaction activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE. The MFS funds identified below charge a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

           MFS High Income Fund
           MFS Municipal High Income Fund
           MFS High Yield Opportunities Fund
           MFS Floating Rate High Income Fund
           MFS Emerging Markets Equity Fund
           MFS International New Discovery Fund
           MFS New Discovery Fund

        The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     THE REDEMPTION FEE IS NOT IMPOSED ON THE FOLLOWING EXCHANGE OR REDEMPTION
     TRANSACTIONS:

     1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee is imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

     2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee applies to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

     3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

     4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

     5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

     6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

     7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

     8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

     9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

     10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

         In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

         These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

         Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII  OTHER INFORMATION

-    PRICING OF FUND SHARES

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

        To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

        The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

        You will receive the net asset value next calculated, after the deduction of applicable sales charges (and the redemption fee, if applicable) and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


     - MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     - your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


-    DISTRIBUTIONS

     The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     - Dividend distributions in cash; capital gain distributions in additional shares; or

     -  Dividend and capital gain distributions in cash

        Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-    TAX CONSIDERATIONS


     The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes.

        The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).

        Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

        For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, if some or all of the fund's income is "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

        Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

        The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

        The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

        Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


        TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

-    UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

CLASS A



                                                                                 YEARS ENDED 5/31
                                                                                 ----------------
                                                        2005           2004             2003           2002           2001
     -------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period           $     21.06     $     16.14     $     16.97    $     17.64     $     20.60
                                                    -----------     -----------     -----------    -----------     -----------
     Income from investment operations#
      Net investment income (loss)(S)               $      0.41     $      0.13     $      0.08    $     (0.02)    $     (0.03)
      Net realized and unrealized gain (loss) on
       investments and foreign currency                    3.34            4.85           (0.91)         (0.55)          (1.84)
                                                    -----------     -----------     -----------    -----------     -----------
         Total from investment operations           $      3.75     $      4.98     $     (0.83)   $     (0.57)    $     (1.87)
                                                    -----------     -----------     -----------    -----------     -----------
     Less distributions declared to
      shareholders --
      From net investment income                    $     (0.06)    $     (0.06)    $        --    $        --     $     (0.27)
      From net realized gain on investments
       and foreign currency transactions                  (0.55)             --              --          (0.10)          (0.82)
      From paid-in capital                                   --              --              --          (0.00)+            --
                                                    -----------     -----------     -----------    -----------     -----------
         Total distributions declared
          to shareholders                           $     (0.61)    $     (0.06)    $        --    $     (0.10)    $     (1.09)
                                                    -----------     -----------     -----------    -----------     -----------
     Redemption fees added to paid in capital#      $      0.00+    $      0.00+    $        --    $        --     $        --
                                                    -----------     -----------     -----------    -----------     -----------
     Net asset value, end of period                 $     24.20     $     21.06     $     16.14    $     16.97     $     17.64
                                                    ===========     ===========     ===========    ===========     ===========
     Total return (%)++&                                  17.89           30.88           (4.89)         (3.20)          (9.41)
     RatIos (%) to average net assets and
      supplemental data(S):
      Expenses##                                           1.65            1.90            2.08           2.06            2.08
      Net investment income (loss)                         1.78            0.67            0.51          (0.11)          (0.17)
     Portfolio turnover                                      37              82              92             94             104
     Net assets at end of period (000 Omitted)      $   142,789     $    66,216     $    39,161    $    38,122     $    35,742


----------

     (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. Prior to January 1, 2004, the investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



            Net investment income (loss)            $      0.41^    $      0.10     $      0.06    $     (0.03)    $     (0.04)
            Ratios (%) (to average net assets):
            Expenses##                                     1.68            2.04            2.16           2.14            2.13
            Net investment income (loss)                   1.75            0.53            0.43          (0.19)          (0.22)



     +    Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
     ^    The reimbursement impact per share was less than $0.01.

CLASS B



                                                                                 YEARS ENDED 5/31
                                                                                 ----------------
                                                        2005           2004             2003           2002           2001
     -------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period           $     20.51     $     15.75     $     16.65    $     17.39     $     20.34
                                                    -----------     -----------     -----------    -----------     -----------
     Income from investment operations#
      Net investment income (loss)(S)               $      0.21     $      0.01     $      0.00+   $     (0.10)    $     (0.13)
      Net realized and unrealized gain (loss) on
       investments and foreign currency                    3.30            4.75           (0.90)         (0.54)          (1.82)
                                                    -----------     -----------     -----------    -----------     -----------
         Total from investment operations           $      3.51     $      4.76     $     (0.90)   $     (0.64)    $     (1.95)
                                                    -----------     -----------     -----------    -----------     -----------
     Less distributions declared to
      shareholders --
      From net investment income                    $        --     $        --     $        --    $        --     $     (0.18)
      From net realized gain on investments
       and foreign currency transactions                  (0.55)             --              --          (0.10)          (0.82)
      From paid-in capital                                   --              --              --          (0.00)+            --
                                                    -----------     -----------     -----------    -----------     -----------
         Total distributions declared
          to shareholders                           $     (0.55)    $        --     $        --    $     (0.10)    $     (1.00)
                                                    -----------     -----------     -----------    -----------     -----------
     Redemption fees added to paid in capital#      $      0.00+    $      0.00+    $        --    $        --     $        --
                                                    -----------     -----------     -----------    -----------     -----------
     Net asset value, end of period                 $     23.47     $     20.51     $     15.75    $     16.65     $     17.39
                                                    ===========     ===========     ===========    ===========     ===========
     Total return (%)&                                    17.16           30.22           (5.41)         (3.65)          (9.92)
     Ratios (%) to average net assets
      and supplemental data(S):
      Expenses##                                           2.30            2.44            2.58           2.56            2.58
      Net investment income (loss)                         0.93            0.07            0.02          (0.60)          (0.67)
     Portfolio turnover                                      37              82              92             94             104
     Net assets at end of period (000 Omitted)      $    57,356     $    37,076     $    26,608    $    27,751     $    28,389


----------

     (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. Prior to January 1, 2004, the investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



            Net investment income (loss)            $      0.20     $     (0.01)    $     (0.01)   $     (0.11)    $     (0.14)
            Ratios (%) (to average net assets):
            Expenses##                                     2.33            2.58            2.66           2.64            2.63
            Net investment income (loss)                   0.90           (0.07)          (0.06)         (0.68)          (0.72)



     +    Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

CLASS C



                                                                                 YEARS ENDED 5/31
                                                                                 ----------------
                                                        2005           2004             2003           2002           2001
     -------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period           $     20.24     $     15.55     $     16.44    $     17.17     $     20.15
                                                    -----------     -----------     -----------    -----------     -----------
     Income from investment operations#
      Net investment income (loss)(S)               $      0.29     $      0.03     $      0.02    $     (0.10)    $     (0.11)
      Net realized and unrealized gain (loss) on
      investments and foreign currency                     3.16            4.68           (0.91)         (0.53)          (1.82)
                                                    -----------     -----------     -----------    -----------     -----------
         Total from investment operations           $      3.45     $      4.71     $     (0.89)   $     (0.63)    $     (1.93)
                                                    -----------     -----------     -----------    -----------     -----------
     Less distributions declared to
      shareholders --
      From net investment income                    $        --     $     (0.02)    $        --    $        --     $     (0.23)
      From net realized gain on investments
       and foreign currency transactions                  (0.55)             --              --          (0.10)          (0.82)
      From paid-in capital                                   --              --              --          (0.00)+            --
                                                    -----------     -----------     -----------    -----------     -----------
         Total distributions declared
          to shareholders                           $     (0.55)    $     (0.02)    $        --    $     (0.10)    $     (1.05)
                                                    -----------     -----------     -----------    -----------     -----------
     Redemption fees added to paid in capital#      $      0.00+    $      0.00+    $        --    $        --     $        --
                                                    -----------     -----------     -----------    -----------     -----------
     Net asset value, end of period                 $     23.14     $     20.24     $     15.55    $     16.44     $     17.17
                                                    ===========     ===========     ===========    ===========     ===========
     Total return (%)&                                    17.09           30.27           (5.41)         (3.64)          (9.94)
     Ratios (%) to average net assets
      and supplemental data(S):
      Expenses##                                           2.30            2.44            2.58           2.56            2.60
      Net investment income (loss)                         1.29            0.14            0.13          (0.61)          (0.60)
     Portfolio turnover                                      37              82              92             94             104
     Net assets at end of period (000 Omitted)      $    35,808     $    13,322     $     8,248    $     6,573     $     6,784


----------

     (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. Prior to January 1, 2004, the investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



            Net investment income (loss)            $      0.28     $      0.00+    $      0.01    $     (0.11)    $     (0.12)
            Ratios (%) (to average net assets):
            Expenses##                                     2.33            2.58            2.66           2.64            2.65
            Net investment income (loss)                   1.26            0.00++          0.05          (0.69)          (0.65)



     +    Per share amount was less than $0.01.
     ++   Per share amount was less than 0.01%.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

CLASS I



                                                                                 YEARS ENDED 5/31
                                                                                 ----------------
                                                        2005           2004             2003           2002           2001
     -------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period           $     21.52     $     16.45     $     17.20    $     17.79     $     20.77
                                                    -----------     -----------     -----------    -----------     -----------
     Income from investment operations#
      Net investment income(S)                      $      0.79     $      0.18     $      0.10    $      0.12     $      0.06
      Net realized and unrealized gain (loss) on
       investments and foreign currency                    3.12            5.01           (0.85)         (0.61)          (1.86)
                                                    -----------     -----------     -----------    -----------     -----------
         Total from investment operations           $      3.91     $      5.19     $     (0.75)   $     (0.49)    $     (1.80)
                                                    -----------     -----------     -----------    -----------     -----------
     Less distributions declared to
      shareholders --
      From net investment income                    $     (0.13)    $     (0.12)    $        --    $        --     $     (0.36)
      From net realized gain on investments and
       foreign currency transactions                      (0.55)             --              --          (0.10)          (0.82)
      From paid-in capital                                   --              --              --          (0.00)+            --
                                                    -----------     -----------     -----------    -----------     -----------
         Total distributions declared
          to shareholders                           $     (0.68)    $     (0.12)    $        --    $     (0.10)    $     (1.18)
                                                    -----------     -----------     -----------    -----------     -----------
     Redemption fees added to paid in capital#      $      0.00+    $      0.00+    $        --    $        --     $        --
                                                    -----------     -----------     -----------    -----------     -----------
     Net asset value, end of period                 $     24.75     $     21.52     $     16.45    $     17.20     $     17.79
                                                    ===========     ===========     ===========    ===========     ===========
     Total return (%)&                                    18.23           31.57           (4.30)         (2.72)          (9.04)
     Ratios (%) to average net assets
      and supplemental data(S):
      Expenses##                                           1.31            1.44            1.58           1.56            1.56
      Net investment income                                3.32            0.80            0.74           0.77            0.30
     Portfolio turnover                                      37              82              92             94             104
     Net assets at end of period (000 Omitted)      $    87,707     $       627     $       260    $       458     $        79


----------

     (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of October 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. Prior to January 1, 2004, the investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



            Net investment income                   $      0.78     $      0.15     $      0.09    $      0.11     $      0.05
            Ratios (%) (to average net assets):
            Expenses##                                     1.34            1.58            1.66           1.64            1.61
            Net investment income                          3.29            0.66            0.66           0.69            0.25



     +    Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES


     In pursuing its investment objective, the MFS International Value Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objectives. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (/X/) mark. However the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


     INVESTMENT TECHNIQUES/PRACTICES

                 /X/ fund uses, or currently    / / permitted, but fund does not
                     anticipates using              currently anticipate using

       SYMBOLS
     ---------------------------------------------------------------------------
       Debt Securities
         Asset-Backed Securities
           Collateralized Mortgage Obligations and Multiclass
              Pass-Through Securities                                      / /
           Corporate Asset-Backed Securities                               /X/
           Mortgage Pass-Through Securities                                /X/
           Stripped Mortgage-Backed Securities                             / /
         Corporate Securities                                              /X/
         Loans and Other Direct Indebtedness                               /X/
         Lower Rated Bonds                                                 /X/
         Municipal Bonds                                                   /X/
         U.S. Government Securities                                        /X/
         Variable and Floating Rate Obligations                            /X/
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds          /X/
       Equity Securities                                                   /X/
       Foreign Securities Exposure
         Brady Bonds                                                       /X/
         Depositary Receipts                                               /X/
         Dollar-Denominated Foreign Debt Securities                        /X/
         Emerging Markets                                                  /X/
         Foreign Securities                                                /X/
       Forward Contracts                                                   /X/
       Futures Contracts                                                   /X/

                 /X/ fund uses, or currently    / / permitted, but fund does not
                     anticipates using              currently anticipate using

       SYMBOLS
     ---------------------------------------------------------------------------
       Indexed Securities                                                  /X/
       Inverse Floating Rate Obligations                                   / /
       Investment in Other Investment Companies
         Open-End                                                          /X/
         Closed-End                                                        /X/
       Lending of Portfolio Securities                                     /X/
       Leveraging Transactions
         Bank Borrowings                                                   / /
         Mortgage "Dollar-Roll"  Transactions                              /X/
         Reverse Repurchase Agreements                                     / /
       Options
         Options on Foreign Currencies                                     /X/
         Options on Futures Contracts                                      /X/
         Options on Securities                                             /X/
         Options on Stock Indices                                          /X/
         Reset Options                                                     /X/
         "Yield Curve"  Options                                            /X/
       Repurchase Agreements                                               /X/
       Short Sales                                                         /X/
       Short Term Instruments                                              /X/
       Swaps and Related Derivative Instruments                            /X/
       Temporary Borrowings                                                /X/
       Temporary Defensive Positions                                       /X/
       "When-issued"  Securities                                           /X/

     MFS(R) INTERNATIONAL VALUE FUND

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

     The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS(R) InternationaL Value Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder,
     (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.


     IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2005, provides more detailed information about the fund and is incorporated into this prospectus by reference.


     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
     CONTACTING:

          MFS Service Center, Inc.

          500 Boylston Street
          Boston, MA 02116-3741

          Telephone: 1-800-225-2606

          Internet: mfs.com


     Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, D.C., 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, AND copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

          The fund's Investment Company Act file number is 811-4492

MFS(R) INTERNATIONAL VALUE FUND


OCTOBER 1, 2005


[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

                                             STATEMENT OF ADDITIONAL INFORMATION

A SERIES OF MFS SERIES TRUST X
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated October 1, 2005. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover of Part II of this SAI for address and telephone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                   FGI-SAI 10/05

STATEMENT OF ADDITIONAL INFORMATION

PART I

PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUND.

TABLE OF CONTENTS


                                                                                        PAGE
I     Definitions                                                                        1

II    Management of the Fund                                                             1

      The Fund                                                                           1

      Trustees and Officers -- Identification and Background                             1

      Trustee Compensation and Committees                                                1

      Portfolio Manager                                                                  1

      Affiliated Service Provider Compensation                                           1

III   Sales Charges and Distribution Plan Payments                                       3

      Sales Charges                                                                      3

      Distribution Plan Payments                                                         3

IV    Portfolio Transactions and Brokerage Commissions                                   3

V     Share Ownership                                                                    3

VI    Investment Techniques, Practices, Risks and Restrictions                           3

      Investment Techniques, Practices and Risks                                         3

      Investment Restrictions                                                            4

VII   Tax Considerations                                                                 4

VIII  Independent Registered Public Accounting Firm and Financial Statements             4

      Appendix A -- Trustee Compensation and Committees                                 A-1

      Appendix B -- Affiliated Service Provider Compensation                            B-1

      Appendix C -- Portfolio Manager                                                   C-1

      Appendix D -- Sales Charges and Distribution Plan Payments                        D-1

      Appendix E -- Portfolio Transactions and Brokerage Commissions                    E-1

      Appendix F -- Share Ownership                                                     F-1

I     DEFINITIONS


      "Fund" -- MFS International Value Fund, a diversified series of the Trust, was known as MFS International Growth and Income Fund prior to January 1, 2001 and MFS International Investors Trust prior to September 27, 2002. The Fund was known as MFS/Foreign & Colonial International Growth and Income Fund prior to September 8, 1997.


      "Trust" -- MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust was previously known as MFS Government Mortgage Fund (prior to June 2, 1995), MFS Government Income Plus Fund (prior to March 1, 1993), MFS Government Income Plus Trust (prior to August 3, 1992) and MFS Government Securities Trust (after December 7, 1990).

      "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" -- MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" -- The Prospectus of the Fund, dated October 1, 2005, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND

      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES

      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.


      PORTFOLIO MANAGER

      Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in APPENDIX C to this Part I.


      AFFILIATED SERVICE PROVIDER COMPENSATION

      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services and to MFD for program management services -- for certain specified periods, is set forth in APPENDIX B to this Part I.


      BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT.

         The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

         In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

         In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS,
      (iii) information provided by MFS on the

                                   Part I - 1
      advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS,
      (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

         The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

         Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 8th percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd percentile for the one-year period and the 12th percentile for the five-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

         In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

         In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate was lower than the Lipper expense group median, and the Fund's total expense ratio was higher than the Lipper expense group median.

         The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

         The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to breakpoints that reduce the Fund's advisory fee rate on net assets over $1 billion and $2 billion. Taking into account fee waivers or reductions or expense limitations, if any, the Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

         The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

         After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

                                   Part I - 2

      In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

         The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

      The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' policy general to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

         Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.


III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES


      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in APPENDIX D to this
      Part I, together with the Fund's schedule of dealer reallowances.


      DISTRIBUTION PLAN PAYMENTS


      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in APPENDIX E to this Part I.

V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and on an aggregate basis in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks.

         These investment techniques and practices, which may be changed without shareholder approval, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:

      - Emerging Markets Securities may not exceed 15% of the Fund's net assets.

                                   Part I - 3

      - Lower Rated Bonds up to (but not including) 10% of net assets.

      - Short sales may not exceed 5% of the Fund's assets.

      INVESTMENT RESTRICTIONS

      The Fund has adopted certain investment restrictions which are described in APPENDIX F to Part II.

VII   TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II of this SAI.

VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


         The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.


                                   Part I - 4

PART I -- APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES


The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.


TRUSTEE COMPENSATION TABLE


                                                                            TOTAL TRUSTEE
                                                       TRUSTEE FEES        FEES FROM FUND
TRUSTEE                                              FROM THE FUND(1)    AND FUND COMPLEX(2)
--------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning*                                                N/A                    N/A
Robert C. Pozen*                                                  N/A                    N/A
NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                               $            671   $            196,098
David H. Gunning(3)                                  $            671   $            196,098
William R. Gutow                                     $            671   $            196,098
Michael Hegarty(3)                                   $            391   $             20,977
J. Atwood Ives                                       $            820   $            266,098
Amy B. Lane(3)                                       $            696   $            197,098
Lawrence T. Perera                                   $            688   $            201,098
William J. Poorvu(4)                                 $            347   $            207,098
J. Dale Sherratt                                     $            703   $            211,098
Elaine R. Smith(4)                                   $            572   $            201,098
Ward Smith(5)                                        $            169   $            144,152
Laurie J. Thomsen(6)                                 $            358   $             20,977


----------

* Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
(1)  For the fiscal year ended May 31, 2005.
(2) Information provided is provided for calendar year 2004. Each Trustee receiving compensation from the Fund served as Trustee of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion).
(3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee on December 16, 2004.
(4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
(5)  Mr. Smith passed away on August 15, 2004.
(6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004, to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-1

COMMITTEES

The Board has established the following Committees:


                            NUMBER OF MEETINGS
NAME OF COMMITTEE           IN LAST FISCAL YEAR                   FUNCTIONS                           CURRENT MEMBERS(1)
------------------------  ----------------------  ------------------------------------------  ---------------------------------
AUDIT COMMITTEE                     13            Oversees the accounting and auditing        Ives*, Lane*, Sherratt* and
                                                  procedures of the Fund and, among other     Thomsen*
                                                  things, considers the selection of the
                                                  independent accountants for the Fund and
                                                  the scope of the audit, and considers
                                                  the effect on the independence of those
                                                  accountants of any non-audit services
                                                  such accountants provide to the Fund and
                                                  any audit or non-audit services such
                                                  accountants provide to other MFS Funds,
                                                  MFS and/or certain affiliates. The
                                                  Committee is also responsible for
                                                  establishing procedures for the receipt,
                                                  retention and treatment of complaints
                                                  received by the Fund regarding
                                                  accounting, internal accounting
                                                  controls, or auditing matters and the
                                                  confidential, anonymous submission of
                                                  concerns regarding questionable Fund
                                                  accounting matters by officers of the
                                                  Fund and employees of the Fund's
                                                  investment adviser, administrator,
                                                  principal underwriter or any other
                                                  provider of accounting-related services
                                                  to the Fund.

COMPLIANCE AND                      10            Oversees the development and                Cohn*, Gunning*, Gutow*, Hegarty*,
GOVERNANCE COMMITTEE                              implementation of the Fund's regulatory     Ives* (ex-officio member) and
                                                  and fiduciary compliance policies,          Sherratt
                                                  procedures and practices under the 1940
                                                  Act and other applicable laws as well as
                                                  oversight of compliance policies of the
                                                  Fund's investment adviser and certain
                                                  other service providers as they relate
                                                  to Fund activities. The Fund's
                                                  Independent Chief Compliance Officer,
                                                  reports directly to the Committee and
                                                  assists the Committee in carrying out
                                                  its responsibilities. In addition, the
                                                  Committee advises and makes
                                                  recommendations to the Board on matters
                                                  concerning Trustee practices and
                                                  recommendations concerning the functions
                                                  and duties of the committees of the
                                                  Board.

CONTRACTS REVIEW                    3             Requests, reviews and considers the         All non-interested Trustees of the
COMMITTEE                                         information deemed reasonably necessary     Board (Cohn, Gunning, Gutow,
                                                  to evaluate the terms of the investment     Hegarty, Ives, Lane, Perera,
                                                  advisory and principal underwriting         Sherratt and Thomsen)
                                                  agreements and the Plan of Distribution
                                                  under Rule 12b-1 that the Fund proposes
                                                  to renew or continue, and to make its
                                                  recommendations to the full Board of
                                                  Trustees on these matters.

SERVICES CONTRACTS                  N/A^          Reviews and evaluates the contractual       Gunning*, Ives*, Lane*, Sherratt*
COMMITTEE                                         arrangements of the Fund relating to        and Thomsen*
                                                  transfer agency, administrative
                                                  services, custody, pricing and
                                                  bookkeeping services and lending of
                                                  portfolio securities and makes
                                                  recommendations to the full Board of
                                                  Trustees on these matters.


                                  Part I - A-2

                            NUMBER OF MEETINGS
NAME OF COMMITTEE           IN LAST FISCAL YEAR                   FUNCTIONS                           CURRENT MEMBERS(1)
------------------------  ----------------------  ------------------------------------------  ----------------------------------
NOMINATION AND                      1             Recommends qualified candidates to the      All non-interested Trustees of the
COMPENSATION COMMITTEE                            Board in the event that a position is       Board (Cohn, Gunning, Gutow,
                                                  vacated or created. The Committee will      Hegarty, Ives, Lane, Perera,
                                                  consider recommendations by shareholders    Sherratt and Thomsen)
                                                  when a vacancy exists. Shareholders
                                                  wishing to recommend candidates for
                                                  Trustee for consideration by the
                                                  Committee may do so by writing to the
                                                  Fund's Secretary at the principal
                                                  executive office of the Fund. Such
                                                  recommendations must be accompanied by
                                                  biographical and occupational data on
                                                  the candidate (including whether the
                                                  candidate would be an "interested
                                                  person" of the Fund), a written consent
                                                  of the candidate to be named as a
                                                  nominee and to serve as Trustee if
                                                  elected, record and ownership
                                                  information for the recommending
                                                  shareholder with respect to the Fund,
                                                  and a description of any arrangements or
                                                  understandings regarding recommendation
                                                  of the candidate for consideration. The
                                                  Committee is also responsible for making
                                                  recommendations to the Board regarding
                                                  any necessary standards or
                                                  qualifications for service on the Board.
                                                  The Committee also reviews and makes
                                                  recommendations to the Board regarding
                                                  compensation for the non-interested
                                                  Trustees.

PORTFOLIO TRADING                   7             Oversees the policies, procedures, and      Cohn*, Gunning*, Gutow*, Hegarty*
AND MARKETING                                     practices of the Fund with respect to       and Ives* (ex-officio member)
REVIEW COMMITTEE                                  brokerage transactions involving
                                                  portfolio securities as those policies,
                                                  procedures, and practices are carried
                                                  out by MFS and its affiliates. The
                                                  Committee also oversees the
                                                  administration of the Fund's proxy
                                                  voting policies and procedures by MFS.
                                                  In addition, the Committee receives
                                                  reports from MFS regarding the policies,
                                                  procedures, and practices of MFS and its
                                                  affiliates in connection with their
                                                  marketing and distribution of shares of
                                                  the Fund.


                                  Part I - A-3

                            NUMBER OF MEETINGS
NAME OF COMMITTEE           IN LAST FISCAL YEAR                   FUNCTIONS                           CURRENT MEMBERS(1)
------------------------  ----------------------  ------------------------------------------  ----------------------------------
PRICING COMMITTEE                   7             Oversees the determination of the value     Ives* (ex-officio member), Lane*,
                                                  of the portfolio securities and other       Perera* and Thomsen*
                                                  assets held by the Fund and determines
                                                  or causes to be determined the fair
                                                  value of securities and assets for which
                                                  market quotations are not "readily
                                                  available" in accordance with the 1940
                                                  Act. The Committee delegates primary
                                                  responsibility for carrying out these
                                                  functions to MFS and MFS' internal
                                                  valuation committee pursuant to pricing
                                                  policies and procedures approved by the
                                                  Committee and adopted by the full Board,
                                                  which include methodologies to be
                                                  followed by MFS to determine the fair
                                                  values of portfolio securities and other
                                                  assets held by the Fund for which market
                                                  quotations are not readily available.
                                                  The Committee meets periodically with
                                                  the members of MFS' internal valuation
                                                  committee to review and assess the
                                                  quality of fair valuation and other
                                                  pricing determinations made pursuant to
                                                  the Fund's pricing policies and
                                                  procedures, and to review and assess the
                                                  policies and procedures themselves. The
                                                  Committee also exercises the
                                                  responsibilities of the Board under the
                                                  Amortized Cost Valuation Procedures
                                                  approved by the Board on behalf of each
                                                  Fund which holds itself out as a "money
                                                  market fund" in accordance with Rule
                                                  2a-7 under the 1940 Act.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.
*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 28, 2005. As a result, no Committee meetings were held during the Fund's most recently completed fiscal year. For periods prior to September 28, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                               Part I -- A-4

PART I -- APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION


For information regarding sales charges and distribution payments paid to MFD, see Appendix D. The Fund paid compensation to its affiliated service providers over the specified periods as follows:



                                                       PAID TO MFS
                         PAID TO MFS     AMOUNT         FOR GENERAL       PAID TO MFSC      AMOUNT      AGGREGATE
                        FOR ADVISORY     WAIVED       ADMINISTRATIVE      FOR TRANSFER      WAIVED     AMOUNT PAID
  FISCAL YEAR ENDED       SERVICES       BY MFS          SERVICES       AGENCY SERVICES*   BY MFSC   TO MFS AND MFSC
--------------------------------------------------------------------------------------------------------------------
May 31, 2005            $  1,744,445          N/A   $         19,770   $         342,451       N/A   $     2,106,666

May 31, 2004            $    883,079   $   38,165   $          9,021   $         228,815       N/A   $     1,120,915

May 31, 2003            $    616,227   $   51,492   $          6,554   $          69,616       N/A   $       692,397


----------
* In addition to the fees disclosed the Fund paid certain out-of-pocket expenses incurred by MFSC.

                                  Part I - B-1

PART I -- APPENDIX C

PORTFOLIO MANAGER

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

- BASE SALARY -- Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- PERFORMANCE BONUS -- Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

   - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

   - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended May 31, 2005. The following dollar ranges apply:

   N.    None

   A.    $1 -- $10,000

   B.    $10,001 -- $50,000

   C.    $50,001 -- $100,000

   D.    $100,001 -- $500,000

   E.    $500,001 -- $1,000,000

   F.    Over $1,000,000



NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------------------------------------------------------
Barnaby Wiener                                      N


                                  Part I - C-1

OTHER ACCOUNTS.

In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended May 31, 2005, were as follows:



                         REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                         -------------------------------   --------------------------------   -------------------------------
                         NUMBER OF                         NUMBER OF                          NUMBER OF
NAME                     ACCOUNTS*       TOTAL ASSETS*     ACCOUNTS          TOTAL ASSETS     ACCOUNTS         TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Barnaby Wiener               4           $  1.2 billion        1          $  49.5 million         1           $   8.6 million


----------

*  Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST.

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

   In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

   MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund -- for instance, those that pay a higher advisory fee and/or have a performance fee.

                                  Part I - C-2

PART I -- APPENDIX D


SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:


                             CLASS A INITIAL SALES CHARGES:               CDSC PAID TO MFD ON:
                                       RETAINED      REALLOWED      CLASS A      CLASS B      CLASS C
   FISCAL YEAR END         TOTAL        BY MFD       TO DEALERS     SHARES       SHARES       SHARES
------------------------------------------------------------------------------------------------------
May 31, 2005            $ 534,293    $    74,908    $   459,385    $   3,615    $  45,802    $   4,263

May 31, 2004            $ 198,317    $    29,980    $   168,337    $     789    $  31,610    $   2,132

May 31, 2003            $ 140,703    $    19,816    $   120,887    $   1,724    $  50,254    $   2,212



DEALER REALLOWANCES


As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                                     DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                                  PERCENT OF OFFERING PRICE
      Less than $50,000                                        5.00%
      $50,000 but less than $100,000                           4.00%
      $100,000 but less than $250,000                          3.20%
      $250,000 but less than $500,000                          2.25%
      $500,000 but less than $1,000,000                        1.70%
      $1,000,000 or more                                        N/A*


----------
*  A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS


During the fiscal year ended May 31, 2005 the Fund made the following Distribution Plan payments:



                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:
CLASS OF SHARES        PAID BY FUND   RETAINED BY MFD   PAID TO DEALERS
-----------------------------------------------------------------------
Class A Shares         $    333,613   $        97,537   $       236,076

Class B Shares         $    464,837   $       348,789   $       116,048

Class C Shares         $    210,772   $            71   $       210,701


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.

                                  Part I - D-1

PART I -- APPENDIX E


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:


                                        BROKERAGE COMMISSIONS
   FISCAL YEAR END                           PAID BY FUND
-------------------------------------------------------------
May 31, 2005                                  $  445,981

May 31, 2004                                  $  274,598

May 31, 2003                                  $  198,092



SECURITIES ISSUED BY REGULAR BROKER-DEALERS

During the fiscal year ended May 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of May 31, 2005.



                                         VALUE OF SECURITIES
      BROKER-DEALER                      AS OF MAY 31, 2005
------------------------------------------------------------
Morgan Stanley                                $   271,000



TRANSACTIONS WITH RESEARCH SERVICES

During the fiscal year ended May 31, 2005, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



DOLLAR AMOUNT OF                                                              COMMISSIONS PAID
TRANSACTIONS WITH                                                           ON TRANSACTIONS WITH
RESEARCH SERVICES                                                             RESEARCH SERVICES
------------------------------------------------------------------------------------------------
       N/A                                                                           N/A



(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                  Part I - E-1

PART I -- APPENDIX F


SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS


As of August 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

   The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the current Trustees as of December 31, 2004.


   The following dollar ranges apply:


   N.    None

   A.    $1 - $10,000

   B.    $10,001 - $50,000

   C.    $50,001 - $100,000

   D.    Over $100,000


                                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                       DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                                                          SECURITIES IN FUND        FUNDS OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                                                                N                            D
Robert C. Pozen                                                                  N                            D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                                                           N                            D
David H. Gunning(1)                                                              N                            D
William R. Gutow                                                                 N                            D
Michael Hegarty(1)                                                               N                            N
J. Atwood Ives                                                                   N                            D
Amy B. Lane(1)                                                                   N                            A
Lawrence T. Perera                                                               N                            D
J. Dale Sherratt                                                                 N                            D
Laurie J. Thomsen(1)                                                             N                            N


----------

(1) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, Mr. Hegarty became a Trustee of the Fund on December 16, 2004, and Ms. Thomsen became a Trustee of the Fund on March 23, 2005.

                                  Part I - F-1

   25% OR GREATER OWNERSHIP

   The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of August 31, 2005, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.



                                     JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR                 (IF A COMPANY)             PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------------------
State Street                                 Massachusetts                      27.29%
2 Avenue de Lafayette
Boston, MA 02111-1724



   5% OR GREATER OWNERSHIP OF SHARE CLASS

   The following table identifies those investors who own 5% or more of any class of the Fund's shares as of August 31, 2005. All holdings are of record unless otherwise indicated.



NAME AND ADDRESS OF INVESTOR OWNERSHIP                              PERCENTAGE
Charles Schwab & Co. Inc.                                           18.19% of Class A shares
101 Montgomery St.
San Francisco, CA 94104

Citigroup Global Markets, Inc.                                      9.27% of Class B Shares
333 W 34th Street, 7th Fl.                                          24.86% of Class C Shares
New York, NY 10001-2402

Merrill Lynch, Pierce, Fenner and Smith, Inc.                       11.01% of Class A Shares
Attn: Fund Administration                                           13.21% of Class B Shares
4800 Deer Lake Drive E 3rd Floor                                    30.49% of Class C Shares
Jacksonville, FL 32246-6484

State Street                                                        94.17% of Class I shares
2 Avenue de Lafayette
Boston, MA 02111-1724


                                  Part I - F-2

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through June 1, 2005, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                           PAGE
I      Management of the Fund ..........................................      1
       Trustees/Officers ...............................................      1
       Investment Adviser ..............................................      1
       Administrator ...................................................      2
       Custodian .......................................................      2
       Shareholder Servicing Agent .....................................      3
       Distributor .....................................................      3
       Program Manager .................................................      3
       Codes of Ethics .................................................      3
II     Principal Share Characteristics .................................      3
       Class A, Class 529A and Class J Shares ..........................      3

       Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
       Class R2, Class R3, Class R4, Class R5 and Class I Shares .......      4

       Waiver of Sales Charges .........................................      4

       Financial Intermediary Commissions and Concessions ..............      4
       General .........................................................      5

III    Distribution Plan ...............................................      5
       Features Common to Each Class of Shares .........................      5
       Features Unique to Each Class of Shares .........................      6
IV     Investment Techniques, Practices, Risks and Restrictions.........      7
V      Net Income and Distributions ....................................      7
       Money Market Funds ..............................................      7

       Other Funds .....................................................      8

VI     Tax Considerations ..............................................      8
       Taxation of the Fund ............................................      8

       Taxation of Shareholders ........................................      9
       Special Rules for Municipal Fund Distributions ..................     13
       Special Considerations for 529 Share Classes ....................     13
VII    Portfolio Transactions and Brokerage Commissions ................     14
VIII   Disclosure of Portfolio Holdings ................................     15
IX     Determination of Net Asset Value ................................     17
       Money Market Funds ..............................................     17
       Other Funds .....................................................     17
X      Shareholder Services ............................................     18
       Investment and Withdrawal Programs ..............................     18
       Exchange Privilege ..............................................     20
       Tax-Deferred Retirement Plans ...................................     21
       Qualified Tuition Programs ......................................     22
XI     Description of Shares, Voting Rights and Liabilities ............     22

       Appendix A -- Waivers of Sales Charges ..........................    A-1
       Appendix B -- Financial Intermediary Commissions and Concessions     B-1
       Appendix C -- Investment Techniques, Practices and Risks ........    C-1
       Appendix D -- Description of Bond Ratings .......................    D-1
       Appendix E -- Trustees and Officers -- Identification and
                     Background ........................................    E-1
       Appendix F -- Investment Restrictions ...........................    F-1
       Appendix G -- Proxy Voting Policies and Procedures ..............    G-1
       Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                     Ongoing Basis .....................................    H-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS

      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER

      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


        Each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                                        0.01370%
        Next $2.5 billion                                       0.01015%
        Next $2.5 billion                                       0.00047%
        In excess of $7 billion                                 0.00000%

        In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares.

    CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective March 1, 2005 each Fund pays MFSC a fee based on its average daily net assets equal to 0.1159%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.


        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.


      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.


      FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

      GENERAL
      Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      RULE 12B-1 PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
      Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.


        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution- related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

      CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


        If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.


        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


        In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long- term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.


      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.


      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) properly designated distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"). This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.


        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


        The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.


        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.


        If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      UNDERLYING FUNDS
      If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

        If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as" "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as" "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

        Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as" "qualified dividend income"; otherwise, it will be taxable as ordinary income.

        The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or
      (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

        Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.


      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.


      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

        If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

VIII  DISCLOSURE OF PORTFOLIO HOLDINGS.

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

        Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

        Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed:
      (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.


      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of May 23, 2005, and any additions, modifications or deletions to this list that have occurred since May 23, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX    DETERMINATION OF NET ASSET VALUE
      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic
      Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group
      (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).


        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE

      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


      EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A, Class I and Class 529A shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans qualified under Internal Revenue Code Section 401(a) or 403(b) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market.

        Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).


        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

        Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

        For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

        Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

        MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.

        MFS and its affiliates are responsible for providing recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                            AVAILABLE SHARE CLASS
      ----------------                            ---------------------

      Between $0 and less than $1 million        Class R1 shares
      $1 million and less than $10 million       Class R2 and Class R3 shares
      $10 million and less than $100 million     Class R4 shares
      $100 million or over                       Class R5 or Class I shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

      QUALIFIED TUITION PROGRAMS
      Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR
   PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------
  o To the extent that redemption proceeds are used to pay expenses (or certain participant                 x         x        x
    expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan participants of loans from          x         x         x        x
    401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an account with MFSC between July 1, 1996 and                              x
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                             x
    Plus product and which established its account with MFSC on or after January 1, 1999
    (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                       x         x        x
    maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o All MFS Serviced Plans.                                                                                                    x
-----------------------------------------------------------------------------------------------------------------------------------

  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                           x                            x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                       x         x

      => Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
         MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

      => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its
         Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization demonstrates to the                  x         x
    satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
    30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under
    ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                          x         x        x
    disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions due to death, disability,                     x         x        x
    financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                           x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                      x         x        x
    amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                      x         x        x
    termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                   x         x        x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of                  x         x        x
    the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS
    Funds. The sales charges will be waived in the case of a redemption of all of the 401(a)
    or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds
    (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner, ESP x participant, SRO Plan participant or                x
    401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in connection with certain automatic                    x         x        x
    withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                    x
    participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales charges with respect to the shares                 x         x        x
    being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts whose financial intermediaries          x         x
    have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of        x         x
    distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
   A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant        x         x         x        x
    to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------

  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES

-----------------------------------------------------------------------------------------------------------------------------------

  o The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed      x         x         x        x
    on certain redemptions of Class A, Class B and Class C shares, are waived where Class
    529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or Class
    C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or administrators have entered         x         x
    into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to pay for qualified higher                      x         x        x
    education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the account beneficiary has received a scholarship, up to the                     x         x        x
    amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the 529 plan x x account beneficiary if the                            x        x
    shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares acquired as a result of the conversion of the USA CollegeConnect 529 Plan to the       x         x
    MFS 529 Savings Plan (shares acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, Class 529B, and Class 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------


5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain reinvestment.                                x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions of dividends and capital           x         x         x        x
    gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees (including former employees)       x         x         x        x
    and agents of MFS, Sun Life or any of their subsidiary companies.

-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any investment company for which MFD      x         x         x        x
    serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners, officers and trustees of any               x         x         x        x
    sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives of financial intermediaries.       x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such individual identified above and         x         x         x        x
    their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.           x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                     x         x         x
    account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law firms acting as trustee or           x         x
    manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A shares and the contingent            x         x
    deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                             x        x
    year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on the account of the death of the account owner (e.g., shares redeemed                           x        x
    by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the disability of the account owner if shares are held                              x        x
    either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers (including registered investment       x         x
    advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                       x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an up                                   x
    front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.


      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by a financial intermediaries during a specified sales period.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------

    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.


      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.


      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediaries discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES
    For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                                  DISTRIBUTION    QUARTERLY
          CLASS                                    PLAN RATE         RATE
          -----                                   -----------     ---------
    Class R1                                         0.75%         0.1875%
    Class R, Class R2 and Class R3                   0.50%         0.1250%
    Class R4                                         0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");


      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");


      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

        o Retail Marketing Support Payments;

        o Program Support Payments;

        o Processing Support Payments; and

        o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of December 31, 2004) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since December 31, 2004 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of June 1, 2005:

    A. G. Edwards & Sons

    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express

    American United Life
    Amvescap

    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc

    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network

    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.

    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company

    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.

    New York Life Insurance and Annuity Corp

    Northwestern Mutual Investment Services

    Prudential Investment Management Services

    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets

    T. Rowe Price

    The 401K Company

    The Vanguard Group

    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments

    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC

    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since June 1, 2005 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                          MFS FUNDS BOARD

                                       TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and officers of the trust, as of June 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                             POSITION(s) HELD          TRUSTEE/OFFICER              PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH             WITH FUND                  SINCE(1)                  FIVE YEARS & OTHER DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Trustee and President   April 2005; December          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   2004 - March 2005             Executive Officer, President, Chief Investment
                                                  (Advisory Trustee);           Officer and Director
                                                  February - December
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Trustee                 April 2005; December          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                   2004 - March 2005             (since February 2004); Harvard Law
                                                  (Advisory Trustee);           School (education), John Olin Visiting Professor
                                                  February - December           (since July 2002); Secretary of Economic Affairs,
                                                  2004 (Trustee)                The Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice
                                                                                Chairman (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July 2001);
                                                                                Bell Canada Enterprises (telecommunications),
                                                                                Director; Medtronic, Inc. (medical technology),
                                                                                Director; Telesat (satellite communications),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992                 Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                              services company), Chairman, Trustee and Chief
                                                                                Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993                   Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery
-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004                  Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/ Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993                 Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004                 Retired; AXA Financial (financial services and
(born 12/21/44)                                                                 insurance), Vice Chairman and Chief Operating
                                                                                Officer (until May 2001); The Equitable Life
                                                                                Assurance Society (insurance), President and Chief
                                                                                Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004                  Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment trust),
                                                                                Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981                     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993                   Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional
                                                                                products), Chief Executive Officer (until May
                                                                                2001)
-----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Trustee                 April 2005 (Trustee);         Private investor; Prism Venture Partners (venture
(born 08/05/57)                                   December 2004 - March         capital), Co-founder and General Partner (until
                                                  2005 (Advisory                June 2004); St. Paul Travelers Companies
                                                  Trustee)                      (commercial property liability insurance),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Trustee   February 2004                 Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   (President); April            Executive Officer, President, Chief Investment
                                                  2005 (Trustee);               Officer and Director
                                                  December 2004 - March
                                                  2005 (Advisory
                                                  Trustee); February -
                                                  December 2004
                                                  (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004                Massachusetts Financial Services Company,
(born 12/1/56)                                                                  Executive Vice President, General Counsel and
                                                                                Secretary (since April 2004); Hale and Dorr LLP
                                                                                (law firm), Partner (prior to April 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003                      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman& Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President
                                                                                (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)         Treasurer               May 2005                      Massachusetts Financial Services Company,
(born 12/01/58)                                                                 Executive Vice President and Chief Regulatory
                                                                                Officer (since March 2004); Fidelity Management &
                                                                                Research Company, Vice President (prior to March
                                                                                2004); Fidelity Group of Funds, President and
                                                                                Treasurer (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary     September 2004                Massachusetts Financial Services Company, Vice
(born 11/11/64)           and Assistant Clerk                                   President, Senior Counsel and Assistant Secretary
                                                                                (since June 2004); Affiliated Managers Group,
                                                                                Inc., Chief Legal Officer/ Centralized Compliance
                                                                                Program (January to April 2004); Fidelity Research
                                                                                & Management Company, Assistant General Counsel
                                                                                (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997                    Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President
-----------------------------------------------------------------------------------------------------------------------------------
Susan Newton(3)           Assistant Secretary and May 2005                      Massachusetts Financial Services Company, Senior
(born 03/07/50)           Assistant Clerk                                       Vice President and Assistant General Counsel
                                                                                (since April 2005); John Hancock Advisers, LLC,
                                                                                Senior Vice President, Secretary and Chief Legal
                                                                                Officer (prior to April 2005); John Hancock Group
                                                                                of Funds, Senior Vice President, Secretary and
                                                                                Chief Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004                     Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                                    Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and
                                                                                Director (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990                Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Ives and Sherratt and Mses. Lane and
Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

The Trust held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                  *    *    *    *

                    UNE PROXY VOTING POLICIES AND PROCEDURES
      UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                               AUDITOR STANDARDS
                                    AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances:
      uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

      This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

          o breach of duty of loyalty;

          o omissions not committed in good faith or acts committed intentionally or in violation of the law;

          o acts involving unlawful purchase or redemption of stock;

          o payment of unlawful dividends; or

          o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                  COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                    OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                       INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                    SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                  SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                               RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                           ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE
    -----------------                                                  ---------------------
    BARRA, Inc. .....................................................  Analytical tool
    Bloomberg L.P. ..................................................  Analytical tool
    Bowne ...........................................................  Typesetting and Printing Services
    Carol Norton ....................................................  Independent Contractor-Proxy Voting

    Data Solutions, Inc. ............................................  Software Vendor
    Deloitte & Touche LLP ...........................................  Auditor

    Ernst & Young LLP ...............................................  Auditor
    Eagle Investment Systems Corp. ..................................  Accounting System
    FactSet Research Systems Inc. ...................................  Analytical tool
    Financial Models Company Ltd. ...................................  Accounting System
    GainsKeeper, Inc. ...............................................  Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
    G. H. Dean Co. ..................................................  Typesetting and Printing Services
    Institutional Shareholder Services Inc. .........................  Proxy Service Provider
    ITG, Inc. .......................................................  Analytical tool
    JP Morgan Chase Bank ............................................  Fund Custodian
    Loan Pricing Corp. ..............................................  Fund Pricing
    The MacGregor Group .............................................  Software Vendor
    Mark-It Partners (Loan X) .......................................  Fund Pricing

    OMGEO LLC .......................................................  Software vendor

    Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
    Saloman Analytics Inc. ..........................................  Analytical tool
    Standard & Poor's Securities Evaluations Services ...............  Fund Pricing

    State Street Bank and Trust Company .............................  Custodian

    Strategic Advisers, Inc., a Fidelity Investments company ........  Fund Analysis


          This list is current as of May 23, 2005, and any additions, modifications or deletions to the list that have occurred since May 23, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                        MFS-REV2PART2-SAI-5/05

Class A Shares                   Class 529A Shares                    Class R Shares
Class B Shares                   Class 529B Shares                    Class R1 Shares
Class C Shares                   Class 529C Shares                    Class R2 Shares
Class I Shares                                                        Class R3 Shares
                                                                      Class R4 Shares
                                                                      Class R5 Shares



MFS(R) ASSET ALLOCATION FUNDS PROSPECTUS                                 10/1/05


This Prospectus describes four funds, the MFS(R) Asset Allocation Funds:

- MFS Conservative Allocation Fund, which seeks a high level of total return consistent with a conservative level of risk relative to the other MFS asset allocation funds.

- MFS Moderate Allocation Fund, which seeks a high level of total return consistent with a moderate level of risk relative to the other MFS asset allocation funds.

- MFS Growth Allocation Fund, which seeks a high level of total return consistent with a greater than moderate level of risk relative to the other MFS asset allocation funds.

- MFS Aggressive Growth Allocation Fund, which seeks a high level of total return consistent with an aggressive level of risk relative to the other MFS asset allocation funds.


TABLE OF CONTENTS



RISK RETURN SUMMARY                                                   1
1. MFS CONSERVATIVE ALLOCATION FUND                                   2
2. MFS MODERATE ALLOCATION FUND                                      12
3. MFS GROWTH ALLOCATION FUND                                        22
4. MFS AGGRESSIVE GROWTH ALLOCATION FUND                             32
EXPENSE SUMMARY                                                      39
CERTAIN INVESTMENT STRATEGIES AND RISKS                              54
MANAGEMENT OF THE FUNDS                                              55
DESCRIPTION OF SHARE CLASSES                                         57
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                          67
OTHER INFORMATION                                                    76
FINANCIAL HIGHLIGHTS                                                 80
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                      A-1
APPENDIX B-UNDERLYING FUNDS                                         B-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I    RISK RETURN SUMMARY

-    GENERAL INVESTMENT APPROACH


     This prospectus describes the MFS Asset Allocation Funds: Conservative, Moderate, Growth, and Aggressive Growth, each of which is designed to achieve an allocation of assets among different asset classes. Each fund is a "fund of funds", meaning that each fund seeks to achieve its objective by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. Each fund's recommended portfolio is created by the quantitative group of the funds' investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of each fund's investable portfolio (meaning the fund's investable assets other than working cash balances) to be invested in the general asset classes of U.S. Stock Funds, International Stock Funds, Bond Funds, and Money Market Funds. The asset class allocations provide an initial layer of diversification for each fund. The following table illustrates each fund's target allocation among asset classes:



                                                                             MFS
                                       MFS          MFS         MFS      AGGRESSIVE
                                  CONSERVATIVE   MODERATE     GROWTH       GROWTH
                                   ALLOCATION   ALLOCATION  ALLOCATION   ALLOCATION
                                      FUND         FUND        FUND         FUND
                                  ------------  ----------  ----------   ----------
     U.S. Stock Funds                  35%          50%         60%         80%
     International Stock Funds          5%          10%         20%         20%
     Bond Funds                        50%          35%         20%          0%
     Money Market Funds                10%           5%          0%          0%


     The second stage involves the actual selection of underlying funds to represent the asset classes. Based on underlying fund classifications, historical risk, performance and other factors, underlying funds are selected to represent the appropriate asset classes in target weightings selected by the adviser. The selection process provides a second layer of diversification within both stock and bond allocations. Within the stock allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small cap underlying funds) and by style (by including both growth and value underlying funds). Within the bond allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure. Underlying funds are selected such that the weight to more aggressive underlying funds increases as the risk tolerance of a fund increases.

     The asset class allocations, the underlying funds and their target weightings are based on the adviser's assessment of what mix of general risk and return characteristics will meet each fund's investment objective. The asset class allocations, the underlying funds and their target weightings have been developed for use over longer time periods, but may change in the future. A complete list of underlying funds, as well as their target weightings, are included in Appendix B of this Prospectus.

     MFS monitors the underlying fund selections to ensure that they adhere to the asset class allocations over time, and periodically rebalances each fund's investments in the underlying funds to bring them back within their target weightings. MFS may change the asset class allocations, or the underlying funds or their target weightings, without prior approval from shareholders.

     1:   MFS CONSERVATIVE ALLOCATION FUND

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek a high level of total return consistent with a conservative level of risk relative to the other MFS asset allocation funds. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

     The fund seeks to achieve its objective by allocating its assets according to the following target asset class allocations: U.S. Stock Funds -- 35%, International Stock Funds -- 5%, Bond Funds -- 50%, Money Market Funds -- 10%.


     The fund implements its allocation by investing in a mix of underlying funds, which in turn may invest directly in the following types of securities.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the underlying funds it advises. This means that securities are selected based upon fundamental analysis of individual companies (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the underlying funds' portfolio managers and MFS' large group of research analysts. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


-    U.S. STOCK FUNDS


     - U.S. equity securities, which are common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of U.S. issuers.


     - Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.

-    INTERNATIONAL STOCK FUNDS


     - Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.


-    BOND FUNDS


     - U.S. investment grade fixed income securities, which are bonds or other debt obligations of U.S. issuers. These bonds have been assigned higher credit ratings by credit rating agencies or are unrated and considered by the adviser to be comparable to higher rated bonds. These securities may include:

           - U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities);

           - Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities;

           - Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables; and

           - Municipal bonds, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village or authority.

     - U.S. high yield fixed income securities, which are bonds or other debt obligations of U.S. issuers, including corporate bonds. These bonds are generally lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     - Foreign fixed income securities, which are fixed income securities of foreign issuers, including issuers located in emerging markets; these securities may be investment grade or lower rated bonds.


-    MONEY MARKET FUNDS


     - Commercial paper which is rated within the highest credit rating by one or more rating agencies or which is unrated and considered by MFS to be of comparable quality.

     - Certificates of deposit, bankers' acceptances and other bank obligations, provided that the issuing bank has capital, surplus, and undivided profits in excess of $100 million.

     -  Repurchase agreements collateralized by U.S. Government securities.

     - Other short-term obligations which are rated within the two highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on the values of the underlying funds' investments, which are affected by market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - ALLOCATION RISK: The fund's ability to achieve its investment objective depends upon the adviser's skill in determining the fund's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that the adviser's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the funds. If an underlying fund were to change its investment objective or policies, a fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

     - AFFILIATED FUND RISK: In managing the funds, the adviser will have authority to select and substitute underlying funds. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the adviser is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

     - MARKET RISK: The value of the securities in which the underlying funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the underlying funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolios will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the underlying funds' fixed income investments will affect the volatility of the fund's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

     -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

           -  MATURITY RISK:

              - MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the underlying funds as the underlying funds may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                 - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise.

              - COLLATERALIZED MORTGAGE OBLIGATIONS: The underlying funds may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the underlying funds may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

              - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


           - CREDIT RISK: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term.

     - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: Certain of the underlying funds may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer, or in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

     -  LOWER RATED BONDS RISK:

           - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

           - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.


     -  DERIVATIVES RISK:

           - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

           - CORRELATION RISK: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

           - INVESTMENT RISK: When the fund uses derivatives as an investment to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore more directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

           - AVAILABILITY RISK: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

           - CREDIT RISK: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The underlying funds' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and an underlying fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in an underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, an underlying fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, an underlying fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which an underlying fund enters into the contract may fail to perform its obligations to an underlying fund.

     - OVER-THE-COUNTER RISK: Equity and fixed income securities purchased by an underlying fund may be traded in the over-the-counter (OTC) market rather than on an organized exchange. Many OTC securities trade less frequently and in smaller volume than exchange traded securities. OTC investments are therefore subject to liquidity risk, meaning the securities are harder to value or sell at a fair price. Companies that issue OTC securities may have limited product lines, markets or financial resources compared to companies that issue exchange traded securities. The value of OTC securities may be more volatile than exchange traded securities. These factors could have a negative impact on the value of an OTC security and therefore on an underlying fund's performance.


     - SHORT SALES RISK: An underlying fund will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because an underlying fund must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

     2003             11.65%
     2004              7.23%


     The total return for the fund's class A shares for the six month period ended June 30, 2005 was 1.96%. During the period shown in the bar chart, the highest quarterly return was 6.67% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.12)% (for the calendar quarter ended March 31, 2003).

PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average total returns:

     - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2004)



                                                                        1 YEAR         LIFE*
     RETURNS BEFORE TAXES
      Class B Shares, with CDSC (Declining Over Six
        Years from 4% to 0%)                                              2.57%         5.04%
      Class C Shares, with CDSC (1% for 12 months)                        5.60%         6.16%
      Class I Shares, at Net Asset Value                                  7.59%         7.22%
      Class 529A Shares, with Initial Sales Charge (5.75%)                0.73%         6.58%
      Class 529B Shares, with CDSC (Declining Over
        Six Years From 4% to 0%)                                          2.22%         4.77%
      Class 529C Shares, with CDSC (1% for 12 months)                     5.27%         5.90%
      Class R Shares, at Net Asset Value                                  6.97%         6.62%
      Class R1 Shares, at Net Asset Value#                                 N/A           N/A
      Class R2 Shares, at Net Asset Value#                                 N/A           N/A
      Class R3 Shares, at Net Asset Value                                 6.80%         6.27%
      Class R4 Shares, at Net Asset Value#                                 N/A           N/A
      Class R5 Shares, at Net Asset Value#                                 N/A           N/A
      Class A Shares, with Initial Sales Charge (5.75%)                   1.07%         4.30%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
      Class A Shares' Return After Taxes on
        Distributions, with Initial Sales Charge (5.75%)                  0.49%         3.86%
      Class A Shares' Return After Taxes on Distributions
        and Sale of Class A Shares, with Initial Sales
        Charge (5.75%)                                                    0.77%         3.44%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
      Lehman Brothers Aggregate Bond Index+**                             4.34%         5.89%
      Asset Allocation Conservative Index+***                             7.12%         7.77%
      Lipper Income Fund Average++                                        7.98%         8.69%


----------

     * Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2004. Index and Lipper averages are from July 1, 2002.
     # Class R1, Class R2, Class R4 and Class R5 shares were not available for sale during the periods shown in the table.

     +    Source: Standard & Poor's Micropal, Inc.
     ++ The Lipper Mutual Fund Averages measure the performance of funds within their respective classifications.
     ** The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
     *** The Asset Allocation Conservative Index comprises the following indices:

          1) Lehman Brothers Aggregate Bond Index (50%) measures the U.S. bond market.
          2) Standard & Poor's 500 Stock Index (the S&P 500) (35%) measures the broad stock market.

          3) Lehman Brothers Three-Month Treasury Bill Index (10%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

          4) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (5%) measures international stock markets.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs, or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


     The fund commenced investment operations on June 28, 2002 with the offering of class A, class B, class C and class I shares and subsequently offered class 529A, class 529B and class 529C on July 31, 2002, class R shares (formerly class R1 shares) on December 31, 2002, class R3 shares (formerly class R2 shares) on October 31, 2003, and class R1, R2, R4 and R5 shares on April 1, 2005.

     Performance (in the Average Annual Total Returns Table only) for class R and class 529A shares includes, and for class R4 and class R5 shares will include, the performance of the fund's class A shares for periods prior to their offering. Performance for class 529B and class R3 shares includes, and for class R1 and class R2 shares will include, the performance of the fund's class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund's class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.


     If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

     2:   MFS MODERATE ALLOCATION FUND

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek a high level of total return consistent with a moderate level of risk relative to the other MFS asset allocation funds. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

     The fund seeks to achieve its objective by allocating its assets according to the following target asset class allocations: U.S. Stock Funds -- 50%, International Stock Funds -- 10%, Bond Funds -- 35%, Money Market Funds -- 5%.


     The fund implements its allocation by investing in a mix of underlying funds, which in turn may invest directly in the following types of securities.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the underlying funds it advises. This means that securities are selected based upon fundamental analysis of individual companies (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the underlying funds' portfolio managers and MFS' large group of research analysts. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


-    U.S. STOCK FUNDS


     - U.S. equity securities, which are common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of U.S. issuers.


     - Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.

-    INTERNATIONAL STOCK FUNDS


     - Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.


-    BOND FUNDS


     - U.S. investment grade fixed income securities, which are bonds or other debt obligations of U.S. issuers. These bonds have been assigned higher credit ratings by credit rating agencies or are unrated and considered by the fund's adviser to be comparable to higher rated bonds. These securities may include:

           - U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities);

           - Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities;

           - Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables; and

           - Municipal bonds, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village or authority.

     - U.S. high yield fixed income securities, which are bonds or other debt obligations of U.S. issuers, including corporate bonds. These bonds are generally lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     - Foreign fixed income securities, which are fixed income securities of foreign issuers, including issuers located in emerging markets; these securities may be investment grade or lower rated bonds.


-    MONEY MARKET FUNDS


     - Commercial paper which is rated within the highest credit rating by one or more rating agencies or which is unrated and considered by MFS to be of comparable quality.

     - Certificates of deposit, bankers' acceptances and other bank obligations, provided that the issuing bank has capital, surplus, and undivided profits in excess of $100 million.

     -  Repurchase agreements collateralized by U.S. Government securities.

     - Other short-term obligations which are rated within the two highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on the values of the underlying funds' investments, which are affected by market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - ALLOCATION RISK: The fund's ability to achieve its investment objective depends upon the adviser's skill in determining the fund's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that the adviser's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the funds. If an underlying fund were to change its investment objective or policies, a fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

     - AFFILIATED FUND RISK: In managing the funds, the adviser will have authority to select and substitute underlying funds. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the adviser is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

     - MARKET RISK: The value of the securities in which the underlying funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The underlying funds' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the underlying funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolios will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the underlying funds' fixed income investments will affect the volatility of the fund's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

     -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

           -  MATURITY RISK:

              - MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the underlying funds as the underlying funds may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                 - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise.

              - COLLATERALIZED MORTGAGE OBLIGATIONS: The underlying funds may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the underlying funds may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

              - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


           - CREDIT RISK: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     -  LOWER RATED BONDS RISK:

           - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

           - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.


     -  DERIVATIVES RISK:

           - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

           - CORRELATION RISK: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

           - INVESTMENT RISK: When the fund uses derivatives as an investment to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore more directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

           - AVAILABILITY RISK: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

           - CREDIT RISK: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and an underlying fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in an underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, an underlying fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, an underlying fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which an underlying fund enters into the contract may fail to perform its obligations to an underlying fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - OVER-THE-COUNTER RISK: Equity and fixed income securities purchased by an underlying fund may be traded in the over-the-counter (OTC) market rather than on an organized exchange. Many OTC securities trade less frequently and in smaller volume than exchange traded securities. OTC investments are therefore subject to liquidity risk, meaning the securities are harder to value or sell at a fair price. Companies that issue OTC securities may have limited product lines, markets or financial resources compared to companies that issue exchange traded securities. The value of OTC securities may be more volatile than exchange traded securities. These factors could have a negative impact on the value of an OTC security and therefore on an underlying fund's performance.


     - SHORT SALES RISK: An underlying fund will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because an underlying fund must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

     2003        18.95%
     2004        10.59%


     The total return for the fund's class A shares for the six month period ended June 30, 2005 was 0.08%. During the period shown in the bar chart, the highest quarterly return was 10.04% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.66)% (for the calendar quarter ended March 31, 2003).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average total returns:

     - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2004)



                                                                        1 YEAR         LIFE*
     RETURNS BEFORE TAXES
      Class B Shares, with CDSC (Declining Over Six
        Years from 4% to 0%)                                              5.87%         8.14%
      Class C Shares, with CDSC (1% for 12 months)                        8.90%         9.20%
      Class I Shares, at Net Asset Value                                 11.00%        10.30%
      Class 529A Shares, with Initial Sales Charge (5.75%)                3.98%         9.59%
      Class 529B Shares, with CDSC (Declining Over
        Six Years From 4% to 0%)                                          5.54%         7.88%
      Class 529C Shares, with CDSC (1% for 12 months)                     8.63%         9.00%
      Class R Shares, at Net Asset Value                                 10.35%         9.66%
      Class R1 Shares, at Net Asset Value#                                 N/A           N/A
      Class R2 Shares, at Net Asset Value#                                 N/A           N/A
      Class R3 Shares, at Net Asset Value                                10.16%         9.33%
      Class R4 Shares, at Net Asset Value#                                 N/A           N/A
      Class R5 Shares, at Net Asset Value#                                 N/A           N/A
      Class A Shares, with Initial Sales Charge (5.75%)                   4.23%         7.27%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
      Class A Shares' Return After Taxes on Distributions,
        with Initial Sales Charge (5.75%)                                 3.70%         6.90%
      Class A Shares' Returns After Taxes on Distributions
        and Sale of Class A Shares, with Initial Sales
        Charge (5.75%)                                                    2.83%         6.03%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
      Standard & Poor's 500 Stock Index+**                               10.87%        10.37%
      Asset Allocation Moderate Index+***                                 9.03%         9.15%
      Lipper Balanced Fund Average++                                      7.93%         8.21%


----------

     * Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2004. Index and Lipper averages are from July 1, 2002.
     # Class R1, Class R2, Class R4 and Class R5 shares were not available for sale during the periods shown in the table.

     +    Source: Standard & Poor's Micropal, Inc.
     ++ The Lipper Mutual Fund Averages measure the performance of funds within their respective classifications.

     **   The Standard & Poor's 500 Stock Index measures the broad stock market.

     ***  The Asset Allocation Moderate Index comprises the following indices:

          1) Standard & Poor's 500 Stock Index (50%) measures the broad stock market.
          2) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (10%) measures the international stock markets.
          3) Lehman Brothers Aggregate Bond Index (35%) measures the U.S. bond market.

          4) Lehman Brothers Three-month Treasury Bill Index (5%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs, or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


     The fund commenced investment operations on June 28, 2002 with the offering of class A, class B, class C and class I shares and subsequently offered class 529A, class 529B and class 529C on July 31, 2002, class R shares (formerly class R1 shares) on December 31, 2002, class R3 shares (formerly class R2 shares) on October 31, 2003, and class R1, R2, R4 and R5 shares on April 1, 2005.

     Performance (in the Average Annual Total Returns Table only) for class R and class 529A shares includes, and for class R4 and class R5 shares will include, the performance of the fund's class A shares for periods prior to their offering. Performance for class 529B and class R3 shares includes, and for class R1 and class R2 shares will include, the performance of the fund's class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund's class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.


     If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

     3: MFS GROWTH ALLOCATION FUND

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek a high level of total return consistent with a greater than moderate level of risk, relative to the other MFS asset allocation funds. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

     The fund seeks to achieve its investment objective by allocating its assets according to the following target asset class allocations: U.S. Stock Funds -- 60%, International Stock Funds -- 20%, Bond Funds -- 20%, Money Market Funds -- 0%.


     The fund implements its allocation by investing in a mix of underlying funds, which in turn may invest directly in the following types of securities.


     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the underlying funds it advises. This means that securities are selected based upon fundamental analysis of individual companies (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the underlying funds' portfolio managers and MFS' large group of research analysts. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-    U.S. STOCK FUNDS


     - U.S. equity securities, which are common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of U.S. issuers.


-    INTERNATIONAL STOCK FUNDS


     - Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.


-    BOND FUNDS


     - U.S. investment grade fixed income securities, which are bonds or other debt obligations of U.S. issuers. These bonds have been assigned higher credit ratings by credit rating agencies or are unrated and considered by the fund's adviser to be comparable to higher rated bonds. These securities may include:

           - U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities);

           - Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities;

           - Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables; and

           - Municipal bonds, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village or authority.

     - U.S. high yield fixed income securities, which are bonds or other debt obligations of U.S. issuers, including corporate bonds. These bonds are generally lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     - Foreign fixed income securities, which are fixed income securities of foreign issuers, including issuers located in emerging markets; these securities may be investment grade or lower rated bonds.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on the values of the underlying funds' investments, which are affected by market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - ALLOCATION RISK: The fund's ability to achieve its investment objective depends upon the adviser's skill in determining the fund's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that the adviser's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the funds. If an underlying fund were to change its investment objective or policies, a fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

     - AFFILIATED FUND RISK: In managing the funds, the adviser will have authority to select and substitute underlying funds. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the adviser is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

     - MARKET RISK: The value of the securities in which the underlying funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The underlying funds' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and an underlying fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in an underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, an underlying fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, an underlying fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which an underlying fund enters into the contract may fail to perform its obligations to an underlying fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - OVER-THE-COUNTER RISK: Equity and fixed income securities purchased by an underlying fund may be traded in the over-the-counter (OTC) market rather than on an organized exchange. Many OTC securities trade less frequently and in smaller volume than exchange traded securities. OTC investments are therefore subject to liquidity risk, meaning the securities are harder to value or sell at a fair price. Companies that issue OTC securities may have limited product lines, markets or financial resources compared to companies that issue exchange traded securities. The value of OTC securities may be more volatile than exchange traded securities. These factors could have a negative impact on the value of an OTC security and therefore on an underlying fund's performance.

     - SHORT SALES RISK: An underlying fund will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because an underlying fund must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the underlying funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolios will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the underlying funds' fixed income investments will affect the volatility of the fund's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

     -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

           -  MATURITY RISK:

              - MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the underlying funds as the underlying funds may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                 - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise.

              - COLLATERALIZED MORTGAGE OBLIGATIONS: The underlying funds may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the underlying funds may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

              - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


           - CREDIT RISK: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     -  LOWER RATED BONDS RISK:

           - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

           - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.


     -  DERIVATIVES RISK:

           - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

           - CORRELATION RISK: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

           - INVESTMENT RISK: When the fund uses derivatives as an investment to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore more directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

           - AVAILABILITY RISK: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

           - CREDIT RISK: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

     2003      26.16%
     2004      13.75%


     The total return for the fund's class A shares for the six month period ended June 30, 2005 was (0.69)%. During the period shown in the bar chart, the highest quarterly return was 13.22% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.68)% (for the calendar quarter ended March 31, 2003).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average total returns:

     - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2004)



                                                                        1 YEAR         LIFE*
     RETURNS BEFORE TAXES
      Class B Shares, with CDSC (Declining Over Six
        Years from 4% to 0%)                                              8.96%        10.54%
      Class C Shares, with CDSC (1% for 12 months)                       11.95%        11.55%
      Class I Shares, at Net Asset Value                                 14.07%        12.67%
      Class 529A Shares, with Initial Sales Charge (5.75%)                6.80%        12.02%
      Class 529B Shares, with CDSC (Declining Over Six
        Years From 4% to 0%)                                              8.62%        10.18%
      Class 529C Shares, with CDSC (1% for 12 months)                    11.71%        11.25%
      Class R Shares, at Net Asset Value                                 13.51%        12.23%
      Class R1 Shares, at Net Asset Value#                                 N/A           N/A
      Class R2 Shares, at Net Asset Value#                                 N/A           N/A
      Class R3 Shares, at Net Asset Value                                13.13%        11.66%
      Class R4 Shares, at Net Asset Value#                                 N/A           N/A
      Class R5 Shares, at Net Asset Value#                                 N/A           N/A
      Class A Shares, with Initial Sales Charge (5.75%)                   7.21%         9.70%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
      Class A Shares' Return After Taxes on Distributions,
        With Initial Sales Charge (5.75%)                                 6.74%         9.43%
      Class A Shares' Return After Taxes on Distributions
        and Sale of Class A Shares, With Initial Sales
        Charge (5.75%)                                                    4.77%         8.19%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
      Standard & Poor's 500 Stock Index+**                               10.87%        10.37%
      Asset Allocation Growth Index+***                                  11.41%        10.67%
      Lipper Multi-Cap Core Fund Average++                               11.05%        10.52%


----------

     * Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2004. Index and Lipper averages are from July 1, 2002.
     # Class R1, Class R2, Class R4 and Class R5 shares were not available for sale during the periods shown in the table.

     +    Source: Standard & Poor's Micropal, Inc.
     ++ The Lipper Mutual Fund Averages measure the performance of funds within their respective classifications.

     **   The Standard & Poor's 500 Stock Index measures the broad stock market.

     ***  The Asset Allocation Growth Index comprises the following indices:

          1) 60% - Standard & Poor's 500 Stock Index (the S&P 500) measures the broad stock market.
          2) 20% - Lehman Brothers Aggregate Bond Index measures the U.S. bond market.
          3) 20% - Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index measures the international stock markets.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs, or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


     The fund commenced investment operations on June 28, 2002 with the offering of class A, class B, class C and class I shares and subsequently offered class 529A, class 529B and class 529C on July 31, 2002, class R shares (formerly class R1 shares) on December 31, 2002, class R3 shares (formerly class R2 shares) on October 31, 2003, and class R1, R2, R4 and R5 shares on April 1, 2005.

     Performance (in the Average Annual Total Returns Table only) for class R and class 529A shares includes, and for class R4 and class R5 shares will include, the performance of the fund's class A shares for periods prior to their offering. Performance for class 529B and class R3 shares includes, and for class R1 and class R2 shares will include, the performance of the fund's class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund's class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.


     If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

     4:   MFS AGGRESSIVE GROWTH ALLOCATION FUND

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek a high level of total return consistent with an aggressive level of risk relative to the other MFS asset allocation funds. The fund's objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

     The fund seeks to achieve its investment objective by allocating its assets according to the following target asset class allocations: U.S. Stock Funds -- 80%, International Stock Funds -- 20%.


     The fund implements its allocation by investing in a mix of underlying funds, which in turn may invest directly in the following types of securities.


     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the underlying funds it advises. This means that securities are selected based upon fundamental analysis of individual companies (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the underlying funds' portfolio managers and MFS' large group of research analysts.

-    U.S. STOCK FUNDS


     - U.S. equity securities, which are common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of U.S. issuers.


-    INTERNATIONAL STOCK FUNDS


     - Foreign equity securities, which are equity securities of foreign issuers, including issuers located in emerging markets.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on the values of the underlying funds' investments, which are affected by market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - ALLOCATION RISK: The fund's ability to achieve its investment objective depends upon the adviser's skill in determining the fund's strategic asset class allocation and in selecting the best mix of underlying funds. There is a risk that the adviser's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the funds. If an underlying fund were to change its investment objective or policies, a fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

     - AFFILIATED FUND RISK: In managing the funds, the adviser will have authority to select and substitute underlying funds. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the adviser is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

     - MARKET RISK: The value of the securities in which the underlying funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The underlying funds' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and an underlying fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in an underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, an underlying fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, an underlying fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which an underlying fund enters into the contract may fail to perform its obligations to an underlying fund.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - OVER-THE-COUNTER RISK: Equity and fixed income securities purchased by an underlying fund may be traded in the over-the-counter (OTC) market rather than on an organized exchange. Many OTC securities trade less frequently and in smaller volume than exchange traded securities. OTC investments are therefore subject to liquidity risk, meaning the securities are harder to value or sell at a fair price. Companies that issue OTC securities may have limited product lines, markets or financial resources compared to companies that issue exchange traded securities. The value of OTC securities may be more volatile than exchange traded securities. These factors could have a negative impact on the value of an OTC security and therefore on an underlying fund's performance.


     - SHORT SALES RISK: An underlying fund will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because an underlying fund must cover its short position subject to prevailing market rates, the potential loss is unlimited.

     -  DERIVATIVES RISK:

           - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

           - CORRELATION RISK: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

           - INVESTMENT RISK: When the fund uses derivatives as an investment to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore more directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

           - AVAILABILITY RISK: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

           - CREDIT RISK: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

     2003    31.88%
     2004    15.21%


     The total return for the fund's class A shares for the six month period ended June 30, 2005 was (1.41)%. During the period shown in the bar chart, the highest quarterly return was 16.28% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (3.80)% (for the calendar quarter ended March 31, 2003).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average total returns:

     - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2004)



                                                                        1 YEAR         LIFE*
     RETURNS BEFORE TAXES
      Class B Shares, with CDSC (Declining Over Six
        Years from 4% to 0%)                                             10.41%        11.34%
      Class C Shares, with CDSC (1% for 12 months)                       13.37%        12.29%
      Class I Shares, at Net Asset Value                                 15.55%        13.40%
      Class 529A Shares, with Initial Sales Charge (5.75%)                8.27%        12.79%
      Class 529B Shares, with CDSC (Declining Over
        Six Years From 4% to 0%)                                         10.21%        10.95%
      Class 529C Shares, with CDSC (1% for 12 months)                    13.16%        12.06%
      Class R Shares, at Net Asset Value                                 15.04%        12.86%
      Class R1 Shares, at Net Asset Value#                                 N/A           N/A
      Class R2 Shares, at Net Asset Value#                                 N/A           N/A
      Class R3 Shares, at Net Asset Value                                14.66%        12.47%
      Class R4 Shares, at Net Asset Value#                                 N/A           N/A
      Class R5 Shares, at Net Asset Value#                                 N/A           N/A
      Class A Shares, with Initial Sales Charge (5.75%)                   8.58%        10.33%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
      Class A Shares' Return After Taxes on Distributions,
        with Initial Sales Charge (5.75%)                                 8.26%        10.20%
      Class A Shares' Returns After Taxes on Distributions
        and Sale of Class A Shares, with Initial Sales
        Charge (5.75%)                                                    5.66%         8.81%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
      Standard & Poor's 500 Stock Index+**                               10.87%        10.37%
      Asset Allocation Aggressive Growth Index+***                       12.71%        11.35%
      Lipper Multi-Cap Core Fund Average++                               11.05%        10.52%


----------

     * Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2004. Index and Lipper averages are from July 1, 2002.
     # Class R1, Class R2, Class R4 and Class R5 shares were not available for sale during the periods shown in the table.

     +    Source: Standard & Poor's Micropal, Inc.
     ++ The Lipper Mutual Fund Averages measure the performance of funds within their respective classifications.

     **   The Standard & Poor's 500 Stock Index measures the broad stock market.

     *** The Asset Allocation Aggressive Growth Index comprises the following indices:

          1) 80% the Standard & Poor's 500 Stock Index (the S&P 500) measures the broad stock market.
          2) 20% the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index measures the international stock markets.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs, or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


     The fund commenced investment operations on June 28, 2002 with the offering of class A, class B, class C and class I shares and subsequently offered class 529A, class 529B and class 529C on July 31, 2002, class R shares (formerly class R1 shares) on December 31, 2002, class R3 shares (formerly class R2 shares) on October 31, 2003, and class R1, R2, R4 and R5 shares on April 1, 2005.

     Performance (in the Average Annual Total Returns Table only) for class R and class 529A shares includes, and for class R4 and class R5 shares will include, the performance of the fund's class A shares for periods prior to their offering. Performance for class 529B and class R3 shares includes, and for class R1 and class R2 shares will include, the performance of the fund's class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund's class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.


     If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

II   EXPENSE SUMMARY

-    EXPENSE TABLE

     The following tables describe the fees and expenses that you may pay when you buy, redeem and hold shares of the funds. In addition to the fees and expenses which you bear directly, you will indirectly bear a fund's pro rata share of the fees and expenses of the underlying funds in which a fund invests. Information on these indirect underlying fund expenses is included in each fund's fee table.

     1: MFS CONSERVATIVE ALLOCATION FUND

     SHAREHOLDER FEES (fees paid directly from your investment):


                                               CLASS A       CLASS B         CLASS C                     ALL CLASS R
                                                 AND            AND            AND                          SHARE
                                             CLASS 529A     CLASS 529B     CLASS 529C      CLASS I         CLASSES
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                  5.75%           N/A            N/A            N/A             N/A

     Maximum Deferred Sales Charge
     (Load) (as a percentage of original
     purchase price or redemption
     proceeds, whichever is less)              See Below(#)        4.00%          1.00%           N/A             N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


                                                                   CLASS A         CLASS B         CLASS C         CLASS I
     Management Fee                                                    N/A             N/A             N/A             N/A
     Distribution and Service (12b-1) Fees(1)                         0.35%           1.00%           1.00%            N/A
     Other Expenses(2)                                                0.16%           0.16%           0.16%           0.16%
                                                                   -------         -------         -------         -------
     Total Annual Fund Operating Expenses(2)                          0.51%           1.16%           1.16%           0.16%
      Fee Reductions(3)                                              (0.06)%         (0.06)%         (0.06)%         (0.06)%
                                                                   -------         -------         -------         -------
      Net Expenses(2)                                                 0.45%           1.10%           1.10%           0.10%
     Estimated Indirect Expenses of
     Underlying Funds(6)                                              0.64%           0.64%           0.64%           0.64%
                                                                   -------         -------         -------         -------
     Total Annual Fund and Underlying
     Funds Operating Expenses(7)                                      1.09%           1.74%           1.74%           0.74%

                                                                                     CLASS 529A      CLASS 529B     CLASS 529C
     Management Fee                                                                         N/A             N/A             N/A
     Distribution and Service (12b-1) Fees(1)                                              0.35%           1.00%           1.00%
     Other Expenses(2)(5)                                                                  0.41%           0.41%           0.41%
                                                                                     ----------      ----------     -----------
     Total Annual Fund Operating Expenses(2)                                               0.76%           1.41%           1.41%
      Fee Reductions(3)                                                                   (0.06)%         (0.06)%         (0.06)%
                                                                                     ----------      ----------     -----------
      Net Expenses(2)                                                                      0.70%           1.35%           1.35%
     Estimated Indirect Expenses of
     Underlying Funds(6)                                                                   0.64%           0.64%           0.64%
                                                                                     ----------      ----------     -----------
     Total Annual Fund and Underlying Funds
     Operating Expenses(7)                                                                 1.34%           1.99%           1.99%

                                          CLASS R      CLASS R1         CLASS R2       CLASS R3        CLASS R4        CLASS R5
     Management Fee                           N/A           N/A             N/A             N/A             N/A             N/A
     Distribution and
     Service (12b-1) Fees(1)                 0.50%         0.75%           0.50%           0.50%           0.25%            N/A
     Other Expenses(2)                       0.16%         0.61%(4)        0.56%(4)        0.41%(4)        0.31%(4)        0.26%(4)
                                          -------      --------         --------       --------        --------        --------
     Total Annual Fund
     Operating Expenses(2)                   0.66%         1.36%           1.06%           0.91%           0.56%           0.26%
      Fee Reductions(3)                     (0.06)%       (0.16)%         (0.21)%         (0.16)%         (0.06)%         (0.06)%
                                          -------      --------         --------       --------        --------        --------
      Net Expenses(2)                        0.60%         1.20%           0.85%           0.75%           0.50%           0.20%

                                          CLASS R      CLASS R1         CLASS R2       CLASS R3        CLASS R4        CLASS R5
     Estimated Indirect
     Expenses of
     Underlying Funds(6)                     0.64%         0.64%           0.64%           0.64%           0.64%           0.64%
                                          -------      --------         --------       --------        --------        --------
     Total Annual Fund and
     Underlying Funds
     Operating Expenses(7)                   1.24%         1.84%           1.49%           1.39%           1.14%           0.84%


----------

     (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to a CDSC.
     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (3) MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for class R1, 0.15% for class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement. In addition, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, for each share class do not exceed 0.10% annually of the average daily net assets of class A, B, C, I and R; 0.35% for class 529A, 529B and 529C; 0.45% for class R1; 0.35% for class R2; 0.25% for class R3 and R4; and 0.20% for class R5. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the funds investing activities. This contractual fee arrangement will continue until at least September 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.
     (4) "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.
     (5) Includes the program management fee described below under "Management of the Funds." The only fund-level fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees.
     (6) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.
     (7) The "Total Annual Fund and Underlying Funds Operating Expenses" shown in the table are the sum of the fund's "Net Expenses" and "Estimated Indirect Expenses of Underlying Funds."

-    EXAMPLE OF EXPENSES


     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's and the underlying funds' operating expenses remain the same, except that the fund's total direct and indirect operating expenses are assumed to take into account any contractual fee reductions for the period during which those contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


      SHARE CLASS                                            1 YEAR        3 YEARS       5 YEARS      10 YEARS
      ----------------------------------------------------------------------------------------------------------
      Class A shares                                       $       680   $       914   $     1,166   $     1,887
      Class B shares
        Assuming redemption at end of period               $       577   $       861   $     1,169   $     1,940
        Assuming no redemption                             $       177   $       561   $       969   $     1,940
      Class C shares
        Assuming redemption at end of period               $       277   $       561   $       969   $     2,111
        Assuming no redemption                             $       177   $       561   $       969   $     2,111
      Class I shares                                       $        76   $       249   $       438   $       984
      Class 529A shares                                    $       704   $       987   $     1,291   $     2,153
      Class 529B shares
        Assuming redemption at end of period               $       602   $       937   $     1,298   $     2,208
        Assuming no redemption                             $       202   $       637   $     1,098   $     2,208
      Class 529C shares
        Assuming redemption at end of period               $       302   $       637   $     1,098   $     2,375
        Assuming no redemption                             $       202   $       637   $     1,098   $     2,375
      Class R shares                                       $       126   $       406   $       707   $     1,562
      Class R1 shares                                      $       187   $       602   $     1,053   $     2,306
      Class R2 shares                                      $       152   $       500   $       888   $     1,978
      Class R3 shares                                      $       142   $       464   $       820   $     1,823
      Class R4 shares                                      $       116   $       375   $       654   $     1,449
      Class R5 shares                                      $        86   $       281   $       493   $     1,102

     2: MFS MODERATE ALLOCATION FUND

     SHAREHOLDER FEES (fees paid directly from your investment):


                                              CLASS A        CLASS B        CLASS C                     ALL CLASS R
                                                AND            AND            AND                          SHARE
                                             CLASS 529A     CLASS 529B     CLASS 529C      CLASS I        CLASSES
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                 5.75%            N/A            N/A            N/A             N/A

     Maximum Deferred Sales
     Charge (Load) (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is less)                       See Below(#)         4.00%          1.00%           N/A             N/A


     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


                                                                        CLASS A         CLASS B         CLASS C         CLASS I
     Management Fee                                                         N/A             N/A             N/A             N/A
     Distribution and
     Service (12b-1) Fees(1)                                               0.35%           1.00%           1.00%            N/A
     Other Expenses(2)                                                     0.13%           0.13%           0.13%           0.13%
                                                                        -------         -------         -------         -------
     Total Annual Fund
     Operating Expenses(2)                                                 0.48%           1.13%           1.13%           0.13%
      Fee Reductions(3)                                                   (0.03)%         (0.03)%         (0.03)%         (0.03)%
                                                                        -------         -------         -------         -------
      Net Expenses(2)                                                      0.45%           1.10%           1.10%           0.10%
     Estimated Indirect Expenses
     of Underlying Funds(6)                                                0.76%           0.76%           0.76%           0.76%
                                                                        -------         -------         -------         -------
     Total Annual Fund and
     Underlying Funds Operating Expenses(7)                                1.21%           1.86%           1.86%           0.86%

                                                                                     CLASS 529A      CLASS 529B      CLASS 529C
     Management Fee                                                                         N/A             N/A             N/A
     Distribution and Service (12b-1) Fees(1)                                              0.35%           1.00%           1.00%
     Other Expenses(2)(5)                                                                  0.38%           0.38%           0.38%
                                                                                     ----------      ----------      ----------
     Total Annual Fund Operating Expenses(2)                                               0.73%           1.38%           1.38%
      Fee Reductions(3)                                                                   (0.03)%         (0.03)%         (0.03)%
                                                                                     ----------      ----------      ----------
      Net Expenses(2)                                                                      0.70%           1.35%           1.35%
     Estimated Indirect Expenses of
     Underlying Funds(6)                                                                   0.76%           0.76%           0.76%
                                                                                     ----------      ----------      ----------
     Total Annual Fund and Underlying Funds
     Operating Expenses(7)                                                                 1.46%           2.11%           2.11%

                                          CLASS R      CLASS R1        CLASS R2        CLASS R3        CLASS R4        CLASS R5
     Management Fee                           N/A           N/A             N/A             N/A             N/A             N/A
     Distribution and
     Service (12b-1) Fees(1)                 0.50%         0.75%           0.50%           0.50%           0.25%            N/A
     Other Expenses(2)                       0.13%         0.58%(4)        0.53%(4)        0.38%(4)        0.28%(4)        0.23%(4)
                                          -------      --------        --------        --------        --------        --------
     Total Annual Fund
     Operating Expenses(2)                   0.63%         1.33%           1.03%           0.88%           0.53%           0.23%
      Fee Reductions(3)                     (0.03)%       (0.13)%         (0.18)%         (0.13)%         (0.03)%         (0.03)%
                                          -------      --------        --------        --------        --------        --------
      Net Expenses(2)                        0.60%         1.20%           0.85%           0.75%           0.50%           0.20%
     Estimated Indirect
     Expenses of
     Underlying Funds(6)                     0.76%         0.76%           0.76%           0.76%           0.76%           0.76%
                                          -------      --------        --------        --------        --------        --------
     Total Annual Fund and
     Underlying Funds
     Operating Expenses(7)                   1.36%         1.96%           1.61%           1.51%           1.26%           0.96%


----------

     (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months. (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to a CDSC.
     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.

     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (3) MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for class R1, 0.15% for class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement. In addition, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, for each share class do not exceed 0.10% annually of the average daily net assets of class A, B, C, I and R; 0.35% for class 529A, 529B and 529C; 0.45% for class R1; 0.35% for class R2; 0.25% for class R3 and R4; and 0.20% for class R5. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the funds investing activities. This contractual fee arrangement will continue until at least September 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.
     (4) "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.
     (5) Includes the program management fee described below under "Management of the Funds." The only fund-level fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees.
     (6) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.
     (7) The "Total Annual Fund and Underlying Funds Operating Expenses" shown in the table are the sum of the fund's "Net Expenses" and "Estimated Indirect Expenses of Underlying Funds."

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);
     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     - The fund's and the underlying funds' operating expenses remain the same, except that the fund's total direct and indirect operating expenses are assumed to take into account any contractual fee reductions for the period during which those contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


      SHARE CLASS                                             1 YEAR      3 YEARS        5 YEARS      10 YEARS
      -----------------------------------------------------------------------------------------------------------
      Class A shares                                       $       691   $       943   $     1,214   $     1,986
      Class B shares
        Assuming redemption at end of period               $       589   $       891   $     1,219   $     2,040
        Assuming no redemption                             $       189   $       591   $     1,019   $     2,040
      Class C shares
        Assuming redemption at end of period               $       289   $       591   $     1,019   $     2,209
        Assuming no redemption                             $       189   $       591   $     1,019   $     2,209
      Class I shares                                       $        88   $       281   $       490   $     1,093
      Class 529A shares                                    $       715   $     1,016   $     1,339   $     2,250
      Class 529B shares
        Assuming redemption at end of period               $       614   $       967   $     1,346   $     2,305
        Assuming no redemption                             $       214   $       667   $     1,146   $     2,305
      Class 529C shares
        Assuming redemption at end of period               $       314   $       667   $     1,146   $     2,470
        Assuming no redemption                             $       214   $       667   $     1,146   $     2,470
      Class R shares                                       $       138   $       437   $       758   $     1,666
      Class R1 shares                                      $       199   $       632   $     1,102   $     2,402
      Class R2 shares                                      $       164   $       530   $       938   $     2,077
      Class R3 shares                                      $       154   $       494   $       870   $     1,924
      Class R4 shares                                      $       128   $       406   $       705   $     1,554
      Class R5 shares                                      $        98   $       312   $       544   $     1,210


     3: MFS GROWTH ALLOCATION FUND

     SHAREHOLDER FEES (fees paid directly from your investment):


                                               CLASS A       CLASS B         CLASS C                     ALL CLASS R
                                                 AND            AND            AND                          SHARE
                                             CLASS 529A     CLASS 529B     CLASS 529C      CLASS I         CLASSES
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                 5.75%            N/A            N/A            N/A             N/A

     Maximum Deferred Sales
     Charge (Load) (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is less)                       See Below(#)         4.00%          1.00%           N/A             N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


                                                                       CLASS A         CLASS B         CLASS C         CLASS I
     Management Fee                                                        N/A             N/A             N/A             N/A
     Distribution and
     Service (12b-1) Fees(1)                                              0.35%           1.00%           1.00%            N/A
     Other Expenses(2)                                                    0.14%           0.14%           0.14%           0.14%
                                                                       -------         -------         -------         -------
     Total Annual Fund
     Operating Expenses(2)                                                0.49%           1.14%           1.14%           0.14%
      Fee Reductions(3)                                                  (0.04)%         (0.04)%         (0.04)%         (0.04)%
                                                                       -------         -------         -------         -------
      Net Expenses(2)                                                     0.45%           1.10%           1.10%           0.10%
     Estimated Indirect Expenses of
     Underlying Funds(6)                                                  0.91%           0.91%           0.91%           0.91%
                                                                       -------         -------         -------         -------
     Total Annual Fund and Underlying
     Funds Operating Expenses(7)                                          1.36%           2.01%           2.01%           1.01%

                                                                                     CLASS 529A      CLASS 529B      CLASS 529C
     Management Fee                                                                         N/A             N/A             N/A
     Distribution and Service (12b-1) Fees(1)                                              0.35%           1.00%           1.00%
     Other Expenses(2)(5)                                                                  0.39%           0.39%           0.39%
                                                                                     ----------      ----------      ----------
     Total Annual Fund Operating Expenses(2)                                               0.74%           1.39%           1.39%
      Fee Reductions(3)                                                                   (0.04)%         (0.04)%         (0.04)%
                                                                                     ----------      ----------      ----------
      Net Expenses(2)                                                                      0.70%           1.35%           1.35%
     Estimated Indirect Expenses of Underlying Funds(6)                                    0.91%           0.91%           0.91%
                                                                                     ----------      ----------      ----------
     Total Annual Fund and Underlying Funds
     Operating Expenses(7)                                                                 1.61%           2.26%           2.26%

                                             CLASS R       CLASS R1       CLASS R2       CLASS R3       CLASS R4       CLASS R5
     Management Fee                              N/A            N/A            N/A            N/A            N/A            N/A
     Distribution and
     Service (12b-1) Fees(1)                    0.50%          0.75%          0.50%          0.50%          0.25%           N/A
     Other Expenses(2)                          0.14%          0.59%(4)       0.54%(4)       0.39%(4)       0.29%(4)       0.24%(4)
                                             -------       --------       --------       --------       --------       --------
     Total Annual Fund
     Operating Expenses(2)                      0.64%          1.34%          1.04%          0.89%          0.54%          0.24%
      Fee Reductions(3)                        (0.04)%        (0.14)%        (0.19)%        (0.14)%        (0.04)%        (0.04)%
                                             -------       --------       --------       --------       --------       --------
      Net Expenses(2)                           0.60%          1.20%          0.85%          0.75%          0.50%          0.20%

                                             CLASS R       CLASS R1       CLASS R2       CLASS R3       CLASS R4       CLASS R5
     Estimated Indirect
     Expenses of
     Underlying Funds(6)                        0.91%          0.91%          0.91%          0.91%          0.91%          0.91%
                                             -------       --------       --------       --------       --------       --------
     Total Annual Fund and
     Underlying Funds
     Operating Expenses(7)                      1.51%          2.11%          1.76%          1.66%          1.41%          1.11%


----------

     (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to a CDSC.
     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (3) MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for class R1, 0.15% for class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement. In addition, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, for each share class do not exceed 0.10% annually of the average daily net assets of class A, B, C, I and R; 0.35% for class 529A, 529B and 529C; 0.45% for class R1; 0.35% for class R2; 0.25% for class R3 and R4; and 0.20% for class R5. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the funds investing activities. This contractual fee arrangement will continue until at least September 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.
     (4) "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.
     (5) Includes the program management fee described below under "Management of the Funds." The only fund-level fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees.
     (6) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.
     (7) The "Total Annual Fund and Underlying Funds Operating Expenses" shown in the table are the sum of the fund's "Net Expenses" and "Estimated Indirect Expenses of Underlying Funds."

-    EXAMPLE OF EXPENSES


     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);
     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     - The fund's and the underlying funds' operating expenses remain the same, except that the fund's total direct and indirect operating expenses are assumed to take into account any contractual fee reductions for the period during which those contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


      SHARE CLASS                                             1 YEAR       3 YEARS       5 YEARS      10 YEARS
      ----------------------------------------------------------------------------------------------------------
      Class A shares                                       $       706   $       989   $     1,293   $     2,155
      Class B shares
        Assuming redemption at end of period               $       604   $       939   $     1,300   $     2,209
        Assuming no redemption                             $       204   $       639   $     1,100   $     2,209
      Class C shares
        Assuming redemption at end of period               $       304   $       639   $     1,100   $     2,376
        Assuming no redemption                             $       204   $       639   $     1,100   $     2,376
      Class I shares                                       $       103   $       330   $       575   $     1,279
      Class 529A shares                                    $       729   $     1,062   $     1,417   $     2,414
      Class 529B shares
        Assuming redemption at end of period               $       629   $     1,015   $     1,427   $     2,470
        Assuming no redemption                             $       229   $       715   $     1,227   $     2,470
      Class 529C shares
        Assuming redemption at end of period               $       329   $       715   $     1,227   $     2,633
        Assuming no redemption                             $       229   $       715   $     1,227   $     2,633
      Class R shares                                       $       154   $       486   $       841   $     1,842
      Class R1 shares                                      $       214   $       680   $     1,183   $     2,566
      Class R2 shares                                      $       179   $       579   $     1,020   $     2,247
      Class R3 shares                                      $       169   $       543   $       952   $     2,096
      Class R4 shares                                      $       144   $       455   $       788   $     1,732
      Class R5 shares                                      $       113   $       361   $       629   $     1,394

     4: MFS AGGRESSIVE GROWTH ALLOCATION FUND

     SHAREHOLDER FEES (fees paid directly from your investment):


                                              CLASS A        CLASS B        CLASS C                    ALL CLASS R
                                                AND            AND            AND                         SHARE
                                             CLASS 529A     CLASS 529B     CLASS 529C      CLASS I       CLASSES
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                 5.75%           N/A            N/A          N/A             N/A

     Maximum Deferred Sales
     Charge (Load) (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is less)                       See Below(#)        4.00%          1.00%         N/A             N/A


     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


                                                                        CLASS A         CLASS B         CLASS C         CLASS I
     Management Fee                                                         N/A             N/A             N/A             N/A
     Distribution and
     Service (12b-1) Fees(1)                                               0.35%           1.00%           1.00%            N/A
     Other Expenses(2)                                                     0.19%           0.19%           0.19%           0.19%
                                                                        -------         -------         -------         -------
     Total Annual Fund
     Operating Expenses(2)                                                 0.54%           1.19%           1.19%           0.19%
      Fee Reductions(3)                                                   (0.09)%         (0.09)%         (0.09)%         (0.09)%
                                                                        -------         -------         -------         -------
      Net Expenses(2)                                                      0.45%           1.10%           1.10%           0.10%
     Estimated Indirect Expenses of
     Underlying Funds(6)                                                   0.98%           0.98%           0.98%           0.98%
                                                                        -------         -------         -------         -------
     Total Annual Fund and Underlying
     Funds Operating Expenses(7)                                           1.43%           2.08%           2.08%           1.08%

                                                                                     CLASS 529A      CLASS 529B      CLASS 529C
     Management Fee                                                                         N/A             N/A             N/A
     Distribution and Service (12b-1) Fees(1)                                              0.35%           1.00%           1.00%
     Other Expenses(2)(5)                                                                  0.44%           0.44%           0.44%
                                                                                     ----------      ----------      ----------
     Total Annual Fund Operating Expenses(2)                                               0.79%           1.44%           1.44%
      Fee Reductions(3)                                                                   (0.09)%         (0.09)%         (0.09)%
                                                                                     ----------      ----------      ----------
      Net Expenses(2)                                                                      0.70%           1.35%           1.35%
     Estimated Indirect Expenses of
     Underlying Funds(6)                                                                   0.98%           0.98%           0.98%
                                                                                     ----------      ----------      ----------
     Total Annual Fund and Underlying Funds
     Operating Expenses(7)                                                                 1.68%           2.33%           2.33%

                                             CLASS R       CLASS R1       CLASS R2       CLASS R3       CLASS R4        CLASS R5
     Management Fee                              N/A            N/A            N/A            N/A            N/A            N/A
     Distribution and
     Service (12b-1) Fees(1)                    0.50%          0.75%          0.50%          0.50%          0.25%           N/A
     Other Expenses(2)                          0.19%          0.64%(4)       0.59%(4)       0.44%(4)       0.34%(4)       0.29%(4)
                                             -------       --------       --------       --------       --------        --------
     Total Annual Fund
     Operating Expenses(2)                      0.69%          1.39%          1.09%          0.94%          0.59%          0.29%
      Fee Reductions(3)                        (0.09)%        (0.19)%        (0.24)%        (0.19)%        (0.09)%        (0.09)%
                                             -------       --------       --------       --------       --------        --------
      Net Expenses(2)                           0.60%          1.20%          0.85%          0.75%          0.50%          0.20%
     Estimated Indirect
     Expenses of
     Underlying Funds(6)                        0.98%          0.98%          0.98%          0.98%          0.98%          0.98%
                                             -------       --------       --------       --------       --------        --------
     Total Annual Fund and
     Underlying Funds
     Operating Expenses(7)                      1.58%          2.18%          1.83%          1.73%          1.48%          1.18%


----------

     (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to a CDSC.
     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture expenses that would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (3) MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for class R1, 0.15% for class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement. In addition, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, for each share class do not exceed 0.10% annually of the average daily net assets of class A, B, C, I and R; 0.35% for class 529A, 529B and 529C; 0.45% for class R1; 0.35% for class R2; 0.25% for class R3 and R4; and 0.20% for class R5. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the funds investing activities. This contractual fee arrangement will continue until at least September 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.
     (4) "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.

     (5) Includes the program management fee described below under "Management of the Funds." The only fund-level fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees.
     (6) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.
     (7) The "Total Annual Fund and Underlying Funds Operating Expenses" shown in the table are the sum of the fund's "Net Expenses" and "Estimated Indirect Expenses of Underlying Funds."

-    EXAMPLE OF EXPENSES


     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's and the underlying funds' operating expenses remain the same, except that the fund's total direct and indirect operating expenses are assumed to take into account any contractual fee reductions for the period during which those contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


      SHARE CLASS                                            1 YEAR        3 YEARS       5 YEARS       10 YEARS
      ----------------------------------------------------------------------------------------------------------
      Class A shares                                       $       712   $     1,019   $     1,348   $     2,276
      Class B shares
        Assuming redemption at end of period               $       611   $       970   $     1,356   $     2,331
        Assuming no redemption                             $       211   $       670   $     1,156   $     2,331
      Class C shares
        Assuming redemption at end of period               $       311   $       670   $     1,156   $     2,496
        Assuming no redemption                             $       211   $       670   $     1,156   $     2,496
      Class I shares                                       $       110   $       363   $       635   $     1,412
      Class 529A shares                                    $       736   $     1,092   $     1,471   $     2,532
      Class 529B shares
        Assuming redemption at end of period               $       636   $     1,046   $     1,482   $     2,589
        Assuming no redemption                             $       236   $       746   $     1,282   $     2,589
      Class 529C shares
        Assuming redemption at end of period               $       336   $       746   $     1,282   $     2,749
        Assuming no redemption                             $       236   $       746   $     1,282   $     2,749
      Class R shares                                       $       161   $       518   $       899   $     1,969
      Class R1 shares                                      $       221   $       711   $     1,239   $     2,684
      Class R2 shares                                      $       186   $       610   $     1,077   $     2,368
      Class R3 shares                                      $       176   $       575   $     1,009   $     2,219
      Class R4 shares                                      $       151   $       487   $       847   $     1,860
      Class R5 shares                                      $       120   $       394   $       688   $     1,526

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The underlying funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the underlying funds and which therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the underlying funds may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the funds' transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     Each fund, as well as each underlying fund, may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund or an underlying fund invests defensively, it may not be able to pursue its investment objective. A fund's or an underlying fund's defensive investment position may not be effective in protecting its value.

-    ACTIVE AND FREQUENT TRADING


     Certain of the underlying funds may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders (including a fund) of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an Individual Retirement Account
     (IRA)). Frequent trading also increases transaction costs, which could detract from a fund's performance.

IV   MANAGEMENT OF THE FUNDS

-    INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the funds' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $150 billion as of the quarter ended June 30, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to the funds. The Funds pay no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected in the "Expense Table."

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS website (mfs.com), the following information is generally available to you:



     INFORMATION                                                  APPROXIMATE DATE OF POSTING TO WEBSITE
     ---------------------------------------------------------------------------------------------------
     Fund's top 10 securities holdings as of each month's end             14 days after month end
     Fund's full securities holdings as of each month's end               29 days after month end



     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-    PORTFOLIO MANAGER

     Information regarding the portfolio manager of the funds is set forth below. Further information regarding the funds' portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the funds' SAI. The portfolio manager is primarily responsible for the day-to-day management of the funds.



     PORTFOLIO MANAGER             PRIMARY ROLE       SINCE    TITLE AND FIVE YEAR HISTORY
     -------------------------------------------------------------------------------------
     Joseph C. Flaherty, Jr.    Portfolio Manager,    2002     Senior Vice President of MFS;
                                General Oversight              employed in the investment
                                   of a Team of                management area of MFS since 1993.
                                   Quantitative
                                  Professionals


-    ADMINISTRATOR

     MFS provides the funds with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the funds for a portion of the costs it incurs in providing these services.


     In addition, MFS is responsible for providing certain retirement plan administration and services with respect to class R1, class R2, class R3, class R4 and class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R1, class R2, class R3, class R4 and class R5 shares, and may be provided directly by MFS or by a third party. The fund pays an annual retirement plan administration and service fee solely from the assets of these classes to MFS for the provision of these services in an amount equal to up to: 0.45% for class R1; 0.40% for class R2; 0.25% for class R3; 0.15% for class R4; and 0.10% for class R5 shares.

     MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for class R1, 0.15% for class R2, and 0.10% for class R3. This contractual fee arrangement will continue until at least September 30, 2007, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of this arrangement.


-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the funds.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the funds, for which it may receive compensation from the funds.

-    PROGRAM MANAGER(S)


     Each fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may be increased only with the approval of the Board of Trustees that oversees the fund. The services provided by or through MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code (the Code) and other regulatory requirements.

V    DESCRIPTION OF SHARE CLASSES


     The funds offer class A, class B, class C, class I, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3, class R4 and class R5 shares through this prospectus. Class R shares (previously designated as class R1 shares) are not available for purchase on or after April 1, 2005, provided that retirement plans that held class R shares of the fund on March 31, 2005 may purchase additional class R shares of the fund.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts); and
     -  any retirement plan, endowment or foundation which:
          - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and
          - invests at least $10 million in class I shares of a fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount);
     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of a fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of a fund either alone or in combination with investments in class I shares of other MFS Funds; and
     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

     In addition, MFD, at its sole discretion, may accept investments in class I shares from other purchasers not listed above and may accept purchases of class I shares that do not meet these dollar qualification requirements.

     Class 529A, class 529B and class 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Code. Contributions to these tuition programs may be invested in the funds' class 529A, class 529B or class 529C shares and certain other MFS funds offering these share classes. Earnings on investments in a fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in a fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

     Class R, class R1, class R2, class R3, class R4 and class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan (MFS Serviced Plan), the plan will be eligible to purchase class R, class R1, class R2, class R3, class R4 and class R5 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R, class R1, class R2, class R3, class R4 and class R5 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts,

     SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R1 and R2 shares are available to retirement plans only if either MFS (or one its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.


-    SALES CHARGES

     You may be subject to an initial sales charge when you purchase class A or class 529A shares, or a CDSC when you redeem class A, class B, class C, class 529B or class 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC are described below under the heading "Calculation of CDSC."

     If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from sales charges paid from your investment, Rule 12b-1 distribution and service fees or administrative fees payable by the funds or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAIfor details.

-    CLASS A SHARES AND CLASS 529A SHARES

     You may purchase class A and class 529A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months of your purchase. Class A and class 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually, respectively.

     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A and class 529A shares differs depending upon the amount you invest, as follows:

                                               SALES CHARGE* AS PERCENTAGE OF:
                                               -------------------------------
                                                  OFFERING      NET AMOUNT
     AMOUNT OF PURCHASE                            PRICE         INVESTED
     Less than $50,000                                5.75%           6.10%
     $50,000 but less than $100,000                   4.75            4.99
     $100,000 but less than $250,000                  4.00            4.17
     $250,000 but less than $500,000                  2.95            3.04
     $500,000 but less than $1,000,000                2.20            2.25
     $1,000,000 or more                               None**          None**

----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.

     Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.


     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.


-    CLASS A/529A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A and class 529A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                                         INVESTMENTS ELIGIBLE FOR:
                                                      -------------------------------
                                                         WAIVED       REDUCED INITIAL
     PROGRAM                                          SALES CHARGE     SALES CHARGE
     Letter of Intent                                                       X
     Right of Accumulation                                                  X
     Reinstatement Privilege                               X
     Automatic Exchange Plan                               X*
     Exchange Privilege                                    X*
     Dividend Reinvestment                                 X
     Distribution Investment Program                       X
     Other Sales Charge Waivers                            X

----------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.


     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund (a bank collective investment trust)) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

     At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.


     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:


     -  Individual accounts

     -  Joint accounts

     - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

     -  MFS 529 College Savings Plan accounts


     -  Certain Single-Participant Retirement Plan accounts


     -  Certain Individual Retirement Accounts

     -  UGMA/UTMA Accounts


     -  Accounts held in the name of your financial intermediary on your behalf

     Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of a LOI or ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.

     You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

     For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

     For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares or class 529B shares, you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any

     MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge

     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time without prior notice.


-    CLASS B SHARES AND CLASS 529B SHARES


     You may purchase class B and class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and class 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


     The CDSC is imposed according to the following schedule:

                                                                CONTINGENT DEFERRED
     YEAR OF REDEMPTION AFTER PURCHASE                             SALES CHARGE
     ------------------------------------------------------------------------------
     First                                                              4%
     Second                                                             4%
     Third                                                              3%
     Fourth                                                             3%
     Fifth                                                              2%
     Sixth                                                              1%
     Seventh and following                                              0%


     If you hold class B or class 529B shares for approximately eight years, they will convert to class A or class 529A shares of the fund, respectively. All class B and class 529B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B or class 529B shares in your account convert to class A or class 529A shares, a proportionate number of the class B or class 529B shares in the sub-account will also convert to class A or class 529A shares, respectively. Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS C SHARES AND CLASS 529C SHARES


     You may purchase class C and class 529C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C and class 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares and class 529C shares do not convert to any other class of shares of the fund. Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.


-    CLASS B/529B AND CLASS C/529C SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

     For shareholders who exercise this privilege after redeeming class C or class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C or class 529C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

     For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares or class 529B shares, you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, class 529B, class C and/or class 529C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.

-    CLASS I SHARES

     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or a CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the fund.

-    CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4 AND CLASS R5 SHARES

     Eligible retirement plans may purchase class R, class R1, class R2, class R3, class R4 and class R5 shares at net asset value without an initial sales charge. Class R, class R1, class R2, class R3, class R4 and class R5 shares are not subject to a CDSC. Class R shares have annual distribution and service fees up to a maximum of 0.50% of net assets annually; class R1 shares have annual distribution and service fees up to a maximum of 0.75% of net assets annually; class R2 and class R3 shares have annual distribution and service fees up to a maximum of 0.50% of net assets annually; and class R4 shares have annual distribution and service fees up to a maximum of 0.25% of net assets annually. Class R5 shares do not have distribution and service fees.


-    CALCULATION OF CDSC


     As discussed above, certain investments in class A, class B, class C, class 529B and class 529C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.


     No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

     The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

-    DISTRIBUTION AND SERVICE FEES


     Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class 529A, class B, class 529B, class C, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class R, class R2, class R3 and class 529A shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class 529B, class C and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the Board of Trustees which oversees the fund. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. For more information regarding the fund's Rule 12b-1 plan, see the SAI.

-    FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

     MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (E.G., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

     These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem shares of the funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes." Class R shares (previously designated as class R1 shares) are only available for purchase by retirement plans that held class R shares of the fund on March 31, 2005.


-    HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares only through their MFD representative or by contacting MFSC (please see the back cover of this prospectus for address and telephone number).

     Generally, the minimum initial investment is $1,000, except for: IRAs and 529 share classes, for which the minimum initial investment is $250 per account; MFS Serviced Plans purchasing R share classes, which must meet certain asset thresholds established and disclosed to the plan sponsor by MFS; and class I shares for which the minimum initial investment is generally established based on an investor's basis for qualification as an eligible investor as described under "Description of Share Classes" above. In addition, in the following circumstances, the minimum initial investment is only $50 per account:


     -  if you establish an automatic investment plan;

     -  if you establish an automatic exchange plan; or

     -  if you establish an account under either:

          - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

          -  employer sponsored investment programs.

     The maximum amount you may invest in class B or class 529B shares with any single purchase request is $99,999 and the maximum anount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B or class 529B shares for $100,000 or more under limited circumstances including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.

     ADDING TO YOUR ACCOUNT. Except with respect to the R share classes, there are several easy ways that you can make additional investments of at least $50 to your account:

     -  send a check with the returnable portion of your statement;

     -  ask your financial intermediary to purchase shares on your behalf;

     - wire additional investments through your bank (call MFSC first for instructions); or

     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B shares, $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase a fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.

     An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.

-    HOW TO EXCHANGE SHARES


     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. Except with respect to the R share classes, the minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). There is no minimum exchange amount for the R share classes. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

     Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by an MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Service Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

     Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, class 529B or class 529C shares of a fund for corresponding class 529A, class 529B and class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.


     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.


-    HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. A fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

     Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, a fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. Other limitations and policies are described under the captions "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below.


REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. You will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B, or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the funds require that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. If you redeem your class 529A, class 529B or class 529C shares and use the proceeds for non-qualified higher education expenses or other non-qualified purposes, taxes and penalties may apply. Please see the program description and the discussion below under the caption "Tax Considerations" for details.

-    OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

     GENERAL. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). These transaction limitations are subject to the MFS funds' ability to monitor share transaction activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

     In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

     To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE. The MFS funds identified below charge a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

                              MFS High Income Fund
                              MFS Municipal High Income Fund
                              MFS High Yield Opportunities Fund
                              MFS Floating Rate High Income Fund
                              MFS Emerging Markets Equity Fund
                              MFS International New Discovery Fund
                              MFS New Discovery Fund

     The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

       5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

       10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

     In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

     These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.


     Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The funds do not expect to make in- kind distributions. However, if a fund does, it will pay, during any 90- day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII  OTHER INFORMATION

-    PRICING OF FUND SHARES


     The price of each class of the funds' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. The funds' assets consist primarily of shares of the underlying funds, which are valued at their respective net asset values. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

     To determine net asset value, each underlying fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the underlying funds' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the underlying funds may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the funds' (or the underlying funds') valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     The funds may invest in underlying funds which hold securities which are primarily listed on foreign exchanges that trade on weekends and other days when the funds do not price their shares. Therefore, the value of the funds' shares may change on days when you will not be able to purchase or redeem the funds' shares.


     You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


        - MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

        - your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

-    DISTRIBUTIONS

     Each fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts except 529 tuition program accounts and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

     -  Dividend and capital gain distributions in cash.

     Distributions on the 529 share classes will automatically be invested in additional shares; account owners do not have the option of receiving distributions in cash.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-    TAX CONSIDERATIONS


     The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

     Investing in underlying funds could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

     The fund is an investment option under one or more tuition programs designed to qualify under Section 529 so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax free for federal income tax purposes for taxable years beginning on or before December 31, 2010. State and local income taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

     Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to distributions made under certain circumstances, including certain distributions made after the designated beneficiary dies or becomes disabled. Distributions attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     You are urged to consult your own tax advisor for information about the federal, state and local tax consequences of your investment in the fund's 529 share classes.

-    UNIQUE NATURE OF FUNDS

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the funds, and which may be managed by the funds' portfolio manager(s). While the funds may have many similarities to these other funds, their investment performance will differ from the investment performance of other MFS funds. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-    VOTING RIGHTS FOR 529 SHARE CLASSES

     Because the account owner may invest in a fund's class 529A, class 529B and class 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in a fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund's independent registered public accounting firm, whose report, together with the funds' financial statements, are included in the funds' Annual Report to shareholders. The funds' Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The funds' independent registered public accounting firm is Ernst & Young LLP.


     MFS(R) CONSERVATIVE ALLOCATION FUND


                                                            CLASS A                                      CLASS B
                                           ----------------------------------------     ----------------------------------------
                                              YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                              ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04       5/31/03*
     ---------------------------------------------------------------------------------------------------------------------------
     Net asset value --
      beginning of period                  $    10.88     $    10.35     $    10.00     $    10.80     $    10.29     $    10.00
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
      operations# --
      Net investment income~               $     0.25     $     0.24     $     0.20     $     0.18     $     0.17     $     0.14
      Net realized and
       unrealized gain (loss)
       on investments                            0.49           0.47           0.15           0.48           0.47           0.15
                                           ----------     ----------     ----------     ----------     ----------     ----------
         Total from
           investment
           operations                      $     0.74     $     0.71     $     0.35     $     0.66     $     0.64     $     0.29
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions
      declared to
      shareholders --
      From net investment
       income                              $    (0.21)    $    (0.18)    $       --     $    (0.15)    $    (0.13)    $       --
      From net realized
       capital gain
       on investments                            0.00+++          --             --           0.00+++          --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
         Total distributions
           declared to
           shareholders                    $    (0.21)    $    (0.18)    $       --     $    (0.15)    $    (0.13)    $       --
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees
      added to
      paid-in capital#                     $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value --
      end of period                        $    11.41     $    10.88     $    10.35     $    11.31     $    10.80     $    10.29
                                           ==========     ==========     ==========     ==========     ==========     ==========
     Total return@                               6.83%          6.85%          3.50%++        6.08%          6.23%          2.90%+
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                                0.45%          0.45%          0.45%+         1.10%          1.10%          1.10%+
      Net investment income                      2.28%          2.24%          2.33%+         1.63%          1.61%          1.66%+
     Portfolio turnover                             1%             1%             1%             1%             1%             1%
     Net assets at end of period
      (000 omitted)                        $  226,530     $  155,476     $   59,469     $  163,735     $  134,200     $   63,256

----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                 $     0.25     $     0.23     $     0.16     $     0.17     $     0.16     $     0.10
     Ratios to average net assets:
      Expenses##^                                0.51%          0.53%          0.91%+         1.16%          1.18%          1.56%+
      Net investment income                      2.21%          2.16%          1.87%+         1.57%          1.53%          1.20%+


----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                            CLASS C                                      CLASS I
                                           ----------------------------------------     ----------------------------------------
                                              YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                              ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04       5/31/03*
     ---------------------------------------------------------------------------------------------------------------------------
     Net asset value --
      beginning of period                  $    10.79     $    10.30     $    10.00     $    10.94     $    10.39     $    10.00
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
      operations# --
      Net investment income~               $     0.18     $     0.17     $     0.14     $     0.30     $     0.28     $     0.22
      Net realized and unrealized
       gain (loss) on investments                0.48           0.46           0.16           0.49           0.47           0.17
                                           ----------     ----------     ----------     ----------     ----------     ----------
         Total from investment
           operations                      $     0.66     $     0.63     $     0.30     $     0.79     $     0.75     $     0.39
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
      to shareholders --
      From net investment income           $    (0.15)    $    (0.14)    $       --     $    (0.25)    $    (0.20)    $       --
      From net realized capital gain
       on investments                            0.00+++          --             --           0.00+++          --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
         Total distributions declared
           to shareholders                 $    (0.15)    $    (0.14)    $       --     $    (0.25)    $    (0.20)    $       --
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
      paid-in capital#                     $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period      $    11.30     $    10.79     $    10.30     $    11.48     $    10.94     $    10.39
                                           ==========     ==========     ==========     ==========     ==========     ==========
     Total return@                               6.12%          6.13%          3.00%++        7.18%          7.26%          3.90%++
     Ratios to average net assets
      and supplemental data~ :
      Expenses##^                                1.10%          1.10%          1.10%+         0.10%          0.10%          0.10%+
      Net investment income                      1.63%          1.60%          1.66%+         2.63%          2.61%          2.65%+
     Portfolio turnover                             1%             1%             1%             1%             1%             1%
     Net assets at end of period
      (000 omitted)                        $  118,003     $   87,876     $   31,002     $   14,175     $    9,214     $    7,003


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                 $     0.17     $     0.16     $     0.10     $     0.29     $     0.27     $     0.18
     Ratios to average net assets:
      Expenses##^                                1.16%          1.18%          1.56%+         0.16%          0.18%          0.56%+
      Net investment income                      1.56%          1.52%          1.20%+         2.56%          2.53%          2.19%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                             CLASS R (FORMERLY CLASS R1)
                                                                                    -------------------------------------------
                                                                                       YEAR            YEAR           PERIOD
                                                                                       ENDED           ENDED           ENDED
                                                                                      5/31/05         5/31/04         5/31/03*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                                         $     10.85     $     10.33     $      9.85
                                                                                    -----------     -----------     -----------
     Income from investment operations# --
      Net investment income~                                                        $      0.24     $      0.23     $      0.08
      Net realized and unrealized gain
         (loss) on investments                                                             0.47            0.47            0.40
                                                                                    -----------     -----------     -----------
           Total from investment operations                                         $      0.71     $      0.70     $      0.48
                                                                                    -----------     -----------     -----------
     Less distributions declared to shareholders --
      From net investment income                                                    $     (0.20)    $     (0.18)    $        --
      From net realized capital gain
         on investments                                                                    0.00+++           --              --
                                                                                    -----------     -----------     -----------
           Total distributions declared to shareholders                             $     (0.20)    $     (0.18)    $        --
                                                                                    -----------     -----------     -----------
     Redemption fees added to paid-in capital#                                      $      0.00+++  $        --     $        --
                                                                                    -----------     -----------     -----------
     Net asset value -- end of period                                               $     11.36     $     10.85     $     10.33
                                                                                    ===========     ===========     ===========
     Total return                                                                          6.57%           6.79%           4.87%++
     Ratios to average net assets and
      supplemental data~ :
      Expenses##^                                                                          0.60%           0.60%           0.60%+
      Net investment income                                                                2.12%           2.10%           2.15%+
     Portfolio turnover                                                                       1%              1%              1%
     Net assets at end of period (000 omitted)                                      $    13,661     $     6,658     $       863


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10%. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                                                          $      0.23     $      0.22     $      0.06
     Ratios to average net assets:
      Expenses##^                                                                          0.66%           0.68%           1.06%+
      Net investment income                                                                2.06%           2.02%           1.69%+


----------

     * For the period from the inception of Class R shares, December 31, 2002, through May 31, 2003.

     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                                       CLASS R1      CLASS R2
                                                                                                       --------      --------
                                                                                                        PERIOD        PERIOD
                                                                                                         ENDED         ENDED
                                                                                                       5/31/05*      5/31/05*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                                                           $     11.23    $     11.23
                                                                                                      -----------    -----------
     Income from investment operations# --
      Net investment income~                                                                          $      0.02    $      0.03
      Net realized and unrealized gain (loss) on investments                                                 0.05           0.05
                                                                                                      -----------    -----------
         Total from investment operations                                                             $      0.07    $      0.08
                                                                                                      -----------    -----------
     Redemption fees added to paid-in capital#                                                        $      0.00+++ $      0.00+++
                                                                                                      -----------    -----------
     Net asset value -- end of period                                                                 $     11.30    $     11.31
                                                                                                      ===========    ===========
     Total return                                                                                            0.62%++        0.71%++
     Ratios to average net assets and supplemental data~:
      Expenses##^                                                                                            1.30%+         1.00%+
      Net investment income                                                                                  1.08%+         1.38%+
     Portfolio turnover                                                                                         1%             1%
     Net assets at end of period (000 omitted)                                                        $        50    $        50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.55% and 0.50% of average daily net assets, for Class R1 and Class R2 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income                                                                            $      0.02    $      0.02
     Ratios to average net assets:
      Expenses##^                                                                                            1.36%+         1.06%+
      Net investment income                                                                                  1.01%+         1.31%+


----------

     * For the period from the inception of Class R1 and R2 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                               CLASS R3 (FORMERLY CLASS R2)
                                                                                             -------------------------------
                                                                                                 YEAR             PERIOD
                                                                                                 ENDED             ENDED
                                                                                                5/31/05           5/31/04*
     -----------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                                                  $       10.82     $       10.63###
                                                                                             -------------     -------------
     Income from investment operations# --
      Net investment income~                                                                 $        0.20     $        0.11
      Net realized and unrealized gain (loss) on investments                                          0.48              0.27
                                                                                             -------------     -------------
         Total from investment operations                                                    $        0.68     $        0.38
                                                                                             -------------     -------------
     Less distributions declared to shareholders --
      From net investment income                                                             $       (0.21)    $       (0.19)
      From net realized capital gain on investments                                                   0.00+++             --
                                                                                             -------------     -------------
         Total distributions declared to shareholders                                        $       (0.21)    $       (0.19)
                                                                                             -------------     -------------
     Redemption fees added to paid-in capital#                                               $        0.00+++  $          --
                                                                                             -------------     -------------
     Net asset value -- end of period                                                        $       11.29     $       10.82
                                                                                             =============     =============
     Total return                                                                                     6.31%             3.58%###++
     Ratios to average net assets and supplemental data~:
      Expenses##^                                                                                     0.85%             0.83%+
      Net investment income                                                                           1.85%             1.84%+
     Portfolio turnover                                                                                  1%                1%
     Net assets at end of period (000 omitted)                                               $         330     $          13


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35%. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                                                                   $        0.19     $        0.10
     Ratios to average net assets:
      Expenses##^                                                                                     0.91%             0.91%+
      Net investment income                                                                           1.78%             1.76%+


----------

     * For the period from the inception of Class R3 shares, October 31, 2003, through May 31, 2004.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.

     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $10.64 and 3.49%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                               CLASS R4          CLASS R5
                                                                                             -------------     -------------
                                                                                                PERIOD            PERIOD
                                                                                                 ENDED             ENDED
                                                                                               5/31/05*           5/31/04*
     -----------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                                                  $       11.32     $       11.32
                                                                                             -------------     -------------
     Income from investment operations# --
      Net investment income~                                                                 $        0.04     $        0.04
      Net realized and unrealized gain (loss) on investments                                          0.05              0.05
                                                                                             -------------     -------------
         Total from investment operations                                                    $        0.09     $        0.09
                                                                                             -------------     -------------
     Redemption fees added to paid-in capital#                                               $        0.00+++  $        0.00+++
                                                                                             -------------     -------------
     Net asset value -- end of period                                                        $       11.41     $       11.41
                                                                                             =============     =============
     Total return                                                                                     0.80%++           0.80%++
     Ratios to average net assets and supplemental data~:
      Expenses##^                                                                                     0.51%+            0.21%+
      Net investment income                                                                           1.88%+            2.18%+
     Portfolio turnover                                                                                  1%                1%
     Net assets at end of period (000 omitted)                                               $          50     $          50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.25% and 0.20% of average daily net assets, for Class R4 and Class R5 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/ reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                                                                   $        0.03     $        0.04
     Ratios to average net assets:
      Expenses##^                                                                                     0.57%+            0.27%+
      Net investment income                                                                           1.82%+            2.12%+


----------

     * For the period from the inception of Class R4 and R5 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                        CLASS 529A                                 CLASS 529B
                                           -----------------------------------        -----------------------------------
                                              YEAR         YEAR       PERIOD             YEAR        YEAR        PERIOD
                                             ENDED        ENDED        ENDED            ENDED        ENDED        ENDED
                                            5/31/05      5/31/04     5/31/03*          5/31/05      5/31/04      5/31/03*
     --------------------------------------------------------------------------------------------------------------------
     Net asset value --
      beginning of period                  $   10.86    $   10.34    $    9.70###     $   10.77    $   10.27    $    9.69###
                                           ---------    ---------    ---------        ---------    ---------    ---------
     Income from investment
      operations# --
      Net investment income~               $    0.23    $    0.21    $    0.16       $    0.15    $    0.15    $    0.11
      Net realized and
       unrealized gain (loss)
       on investments                           0.47         0.47         0.48             0.48         0.46         0.47
                                           ---------    ---------    ---------        ---------    ---------    ---------
         Total from investment
          operations                       $    0.70    $    0.68    $    0.64        $    0.63    $    0.61    $    0.58
                                           ---------    ---------    ---------        ---------    ---------    ---------
     Less distributions declared
      to shareholders --
      From net investment income           $   (0.19)   $   (0.16)   $      --        $   (0.12)   $   (0.11)   $      --
      From net realized capital
       gain on investments                      0.00+++        --           --             0.00+++        --           --
                                           ---------    ---------    ---------        ---------    ---------    ---------
         Total distributions
          declared to
          shareholders                     $   (0.19)   $   (0.16)   $      --        $   (0.12)   $   (0.11)   $      --
                                           ---------    ---------    ---------        ---------    ---------    ---------
     Redemption fees added to
      paid-in capital#                     $    0.00+++ $      --    $      --        $    0.00+++ $      --    $      --
                                           ---------    ---------    ---------        ---------    ---------    ---------
     Net asset value --
      end of period                        $   11.37    $   10.86    $   10.34        $   11.28    $   10.77    $   10.27
                                           =========    =========    =========        =========    =========    =========
     Total return@                              6.49%        6.59%        6.60%###++       5.84%        5.90%        5.99%###++
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                               0.70%        0.70%        0.70%+           1.35%        1.35%        1.35%+
      Net investment income                     2.02%        1.99%        2.07%+           1.38%        1.36%        1.42%+
     Portfolio turnover                            1%           1%           1%               1%           1%           1%
     Net assets at end of period
      (000 omitted)                        $  12,840    $   6,339    $   2,975        $   1,611    $   1,320    $     854

----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                 $    0.22    $    0.21    $    0.13        $    0.15    $    0.14    $    0.07
     Ratios to average net assets:
      Expenses##^                               0.76%        0.78%        1.16%+           1.41%        1.43%        1.81%+
      Net investment income                     1.95%        1.91%        1.61%+           1.32%        1.28%        0.96%+


----------

     * For the period from the inception of Class 529A and 529B shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $9.75 and 6.05% for Class 529A, $9.74 and 5.44% for Class 529B, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     @ Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                                   CLASS 529C
                                                                                    ----------------------------------------
                                                                                       YEAR           YEAR        PERIOD
                                                                                       ENDED          ENDED        ENDED
                                                                                      5/31/05        5/31/04      5/31/03*
     -----------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                                         $     10.76    $     10.28   $      9.69###
                                                                                    -----------    -----------   -----------
     Income from investment operations# --
      Net investment income~                                                        $      0.15    $      0.14   $      0.11
      Net realized and unrealized gain
       (loss) on investments                                                               0.47           0.47          0.48
                                                                                    -----------    -----------   -----------
         Total from investment operations                                           $      0.62    $      0.61   $      0.59
                                                                                    -----------    -----------   -----------
     Less distributions declared to shareholders --
      From net investment income                                                    $     (0.13)   $     (0.13)  $        --
      From net realized capital gain on investments                                        0.00+++
                                                                                    -----------    -----------   -----------
         Total distributions declared to shareholders                               $     (0.13)   $     (0.13)  $        --
                                                                                    -----------    -----------   -----------
     Redemption fees added to paid-in capital#                                      $      0.00+++ $        --   $        --
                                                                                    -----------    -----------   -----------
     Net asset value -- end of period                                               $     11.25    $     10.76   $     10.28
                                                                                    ===========    ===========   ===========
     Total return                                                                          5.79%          5.91%         6.09%###++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                                          1.35%          1.35%         1.35%+
      Net investment income                                                                1.37%          1.32%         1.38%+
     Portfolio turnover                                                                       1%             1%            1%
     Net assets at end of period (000 omitted)                                      $     7,522    $     4,798   $     1,555


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                                                          $      0.15    $      0.13   $      0.07
     Ratios to average net assets:
      Expenses##^                                                                          1.41%          1.43%         1.81%+
      Net investment income                                                                1.31%          1.24%         0.92%+


----------

     * For the period from the inception of 529C shares, July 31, 2002, through May 31, 2003.
     +    Annualized.

     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $9.74 and 5.54% have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

     MFS(R) MODERATE ALLOCATION FUND


                                                            CLASS A                                      CLASS B
                                           ----------------------------------------     ----------------------------------------
                                              YEAR           YEAR          PERIOD          YEAR           YEAR         PERIOD
                                              ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                             5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04      5/31/03*
     ---------------------------------------------------------------------------------------------------------------------------
     Net asset value --
      beginning of period                  $    11.44     $    10.34     $    10.00     $    11.36     $    10.30     $    10.00
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
      operations# --
       Net investment income~              $     0.25     $     0.20     $     0.15     $     0.17     $     0.13     $     0.09
       Net realized and unrealized
         gain on investments                     0.73           1.03           0.19           0.71           1.02           0.21
                                           ----------     ----------     ----------     ----------     ----------     ----------
         Total from investment
          operations                       $     0.98     $     1.23     $     0.34     $     0.88     $     1.15     $     0.30
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
      to shareholders --
      From net investment income           $    (0.21)    $    (0.13)    $       --     $    (0.14)    $    (0.09)    $       --
      From net realized gain on
       investments                               0.00+++          --             --           0.00+++          --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
         Total distributions
          declared to
          shareholders                     $    (0.21)    $    (0.13)    $       --     $    (0.14)    $    (0.09)    $       --
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
      paid-in capital#                     $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                           ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period      $    12.21     $    11.44     $    10.34     $    12.10     $    11.36     $    10.30
                                           ==========     ==========     ==========     ==========     ==========     ==========
     Total return@                               8.53%         11.94%          3.40%++        7.75%         11.20%          3.00%++
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                                0.45%          0.45%          0.45%+         1.10%          1.11%          1.10%+
      Net investment income                      2.09%          1.79%          1.79%+         1.44%          1.15%          1.11%+
     Portfolio turnover                             0%@@           1%             2%             0%@@           1%             2%
     Net assets at end of period
      (000 omitted)                        $  643,285     $  416,219     $  126,033     $  471,665     $  343,299     $  111,637


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004 the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                 $     0.25     $     0.19     $     0.12     $     0.17     $     0.12     $     0.07
     Ratios to average net assets:
      Expenses##^                                0.48%          0.51%          0.78%+         1.13%          1.17%          1.43%+
      Net investment income                      2.06%          1.73%          1.46%+         1.41%          1.09%          0.78%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                  CLASS C
                                                            -------------------------------------------------
                                                               YEAR                YEAR              PERIOD
                                                               ENDED               ENDED              ENDED
                                                              5/31/05             5/31/04           5/31/03*
     --------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                 $     11.36         $     10.30       $     10.00
                                                            -----------         -----------       -----------
     Income from investment operations# --
      Net investment income~                                $      0.17         $      0.13       $      0.09
      Net realized and unrealized gain (loss)
       on investments                                              0.70                1.03              0.21
                                                            -----------         -----------       -----------
         Total from investment operations                   $      0.87         $      1.16       $      0.30
                                                            -----------         -----------       -----------
     Less distributions declared to shareholders --
      From net investment income                            $     (0.14)        $     (0.10)      $        --
      From net realized gain on investments                        0.00+++               --                --
                                                            -----------         -----------       -----------
         Total distributions declared to shareholders       $     (0.14)        $     (0.10)      $        --
                                                            -----------         -----------       -----------
     Redemption fees added to paid-in capital#              $      0.00+++      $        --       $        --
                                                            -----------         -----------       -----------
     Net asset value -- end of period                       $     12.09         $     11.36       $     10.30
                                                            ===========         ===========       ===========
     Total return                                                  7.67%              11.28%             3.00%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                  1.10%               1.11%             1.10%+
      Net investment income                                        1.44%               1.14%             1.10%+
     Portfolio turnover                                               0%@@                1%                2%
     Net assets at end of period (000 omitted)              $   335,759         $   228,905       $    59,054


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                                  $      0.17         $      0.12       $      0.06
     Ratios to average net assets:
      Expenses##^                                                  1.13%               1.17%             1.43%+
      Net investment income                                        1.41%               1.08%             0.77%+


----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.

     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                           CLASS I                           CLASS R (FORMERLY CLASS R1)
                                          ----------------------------------------     ----------------------------------------
                                             YEAR           YEAR          PERIOD          YEAR           YEAR         PERIOD
                                             ENDED          ENDED         ENDED           ENDED          ENDED         ENDED
                                            5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04      5/31/03**
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of
      period                              $    11.53     $    10.40     $    10.00     $    11.41     $    10.33     $     9.62
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
      operations# --
      Net investment income~              $     0.30     $     0.24     $     0.17     $     0.23     $     0.17     $     0.06
      Net realized and unrealized
       gain on investments                      0.71           1.04           0.23           0.72           1.04           0.65
                                          ----------     ----------     ----------     ----------     ----------     ----------
         Total from investment
          operations                      $     1.01     $     1.28     $     0.40     $     0.95     $     1.21     $     0.71
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
      to shareholders --
      From net investment income          $    (0.24)    $    (0.15)    $       --     $    (0.20)    $    (0.13)    $       --
      From net realized gain on
       investments                              0.00+++          --             --           0.00+++          --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
         Total distributions declared
          to shareholders                 $    (0.24)    $    (0.15)    $       --     $    (0.20)    $    (0.13)    $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
      paid-in capital#                    $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period     $    12.30     $    11.53     $    10.40     $    12.16     $    11.41     $    10.33
                                          ==========     ==========     ==========     ==========     ==========     ==========
     Total return                               8.75%         12.38%          4.00%++        8.30%         11.78%          7.38%++
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                               0.10%          0.10%          0.10%+         0.60%          0.60%          0.60%+
      Net investment income                     2.46%          2.17%          2.10%+         1.94%          1.53%          1.57%+
     Portfolio turnover                            0%@@           1%             2%             0%@@           1%             2%
     Net assets at end of period
      (000 omitted)                       $   32,927     $   23,094     $   12,252     $   47,477     $   26,172     $    1,338


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually for Class I and Class R shares. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                $     0.29     $     0.24     $     0.14     $     0.23     $     0.16     $     0.05
     Ratios to average net assets:
      Expenses##^                               0.13%          0.16%          0.43%+         0.63%          0.66%          0.93%+
      Net investment income                     2.43%          2.11%          1.77%+         1.91%          1.47%          1.24%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     ** For the period from the inception of Class R shares, December 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @    Portfolio trunover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                  CLASS R1          CLASS R2
                                                                 ----------        ----------
                                                                   PERIOD            PERIOD
                                                                    ENDED             ENDED
                                                                  5/31/05*          5/31/05*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    12.03        $    12.03
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment income~                                     $     0.01        $     0.02
      Net realized and unrealized gain on investments                  0.05              0.05
                                                                 ----------        ----------
         Total from investment operations                        $     0.06        $     0.07
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $     0.00+++
                                                                 ----------        ----------
     Net asset value -- end of period                            $    12.09        $    12.10
                                                                 ==========        ==========
     Total return                                                      0.50%++           0.58%++
     Ratios to average net assets and supplemental data~:
      Expenses##^                                                      1.30%+            1.00%+
      Net investment income                                            0.57%+            0.88%+
     Portfolio turnover                                                   0%@@              0%@@
     Net assets at end of period (000 omitted)                   $       52        $       50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.55% and 0.50% of average daily net assets, for Class R1 and Class R2 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income                                       $     0.01        $     0.02
     Ratios to average net assets:
      Expenses##^                                                      1.33%+            1.03%+
      Net investment income                                            0.54%+            0.85%+


----------

     * For the period from the inception of Class R1 and R2 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                 CLASS R3 (FORMERLY CLASS R2)
                                                                 ----------------------------
                                                                    YEAR             PERIOD
                                                                    ENDED            ENDED
                                                                   5/31/05          5/31/04*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    11.39        $    10.93###
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment income~                                     $     0.20        $     0.04
      Net realized and unrealized gain on investments                  0.72              0.56
                                                                 ----------        ----------
         Total from investment operations                        $     0.92        $     0.60
                                                                 ----------        ----------
     Less distributions declared to shareholders --
      From net investment income                                 $    (0.20)       $    (0.14)
      From net realized gain on investments                            0.00+++             --
                                                                 ----------        ----------
         Total distributions declared to shareholders            $    (0.20)       $    (0.14)
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $       --
                                                                 ----------        ----------
     Net asset value -- end of period                            $    12.11        $    11.39
                                                                 ==========        ==========
     Total return                                                      8.03%             5.52%###++
     Ratios to average net assets and supplemental data~:
      Expenses##^                                                      0.85%             0.86%+
      Net investment income                                            1.68%             0.94%+
     Portfolio turnover                                                   0%@               1%
     Net assets at end of period (000 omitted)                   $    2,763        $    1,082


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually for Class R3 shares. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                                       $     0.20        $     0.04
     Ratios to average net assets:
      Expenses##^                                                      0.88%             0.92%+
      Net investment income                                            1.65%             0.88%+


----------

     * For the period from the inception of Class R3 shares, October 31, 2003, through May 31, 2004.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.

     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
     ### The net asset value and total return previously reported as $10.94 and 5.42%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

                                                                    CLASS R4        CLASS R5
                                                                    --------        --------
                                                                     PERIOD          PERIOD
                                                                     ENDED           ENDED
                                                                    5/31/05*        5/31/05*
     ---------------------------------------------------------------------------------------
     Net asset value -- beginning of period                         $  12.12        $  12.12
                                                                    --------        --------
     Income from investment operations# --
      Net investment income~                                        $   0.03        $   0.03
      Net realized and unrealized gain
       on investments                                                   0.05            0.06
                                                                    --------        --------
         Total from investment operations                           $   0.08        $   0.09
                                                                    --------        --------
     Redemption fees added to paid-in capital#                      $   0.00+++     $   0.00+++
                                                                    --------        --------
     Net asset value -- end of period                               $  12.20        $  12.21
                                                                    ========        ========
     Total return                                                       0.66%++         0.74%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                       0.50%+          0.20%+
      Net investment income                                             1.37%+          1.67%+
     Portfolio turnover                                                    0%@@            0%@@
     Net assets at end of period (000 omitted)                      $     50        $     50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.25% and 0.20% of average daily net assets, for Class R4 and Class R5 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income                                          $   0.03        $   0.03
     Ratios to average net assets:
      Expenses##^                                                       0.53%+          0.23%+
      Net investment income                                             1.34%+          1.64%+


----------

     * For the period from the inception of Class R4 and R5 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                         CLASS 529A                                   CLASS 529B
                                        -----------------------------------------       --------------------------------------
                                             YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                            5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04       5/31/03*
     -------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of
      period                               $  11.42       $  10.33       $   9.54###    $  11.33       $  10.28       $   9.54###
                                           --------       --------       --------       --------       --------       --------
     Income from investment
      operations# --
      Net investment income~               $   0.22       $   0.17       $   0.12       $   0.14       $   0.10       $   0.07
      Net realized and unrealized
       gain on investments                     0.71           1.04           0.67           0.70           1.03           0.67
                                           --------       --------       --------       --------       --------       --------
         Total from investment
          operations                       $   0.93       $   1.21       $   0.79       $   0.84       $   1.13       $   0.74
                                           --------       --------       --------       --------       --------       --------
     Less distributions declared
      to shareholders --
      From net investment income           $  (0.19)      $  (0.12)      $     --       $  (0.13)      $  (0.08)      $     --
      From net realized gain on
       investments                             0.00+++          --             --           0.00+++          --             --
                                           --------       --------       --------       --------       --------       --------
         Total distributions declared
          to shareholders                  $  (0.19)      $  (0.12)      $     --       $  (0.13)      $  (0.08)      $     --
                                           --------       --------       --------       --------       --------       --------
     Redemption fees added to
      paid-in capital#                     $   0.00+++    $     --       $     --       $   0.00+++    $     --       $     --
                                           --------       --------       --------       --------       --------       --------
     Net asset value -- end of period      $  12.16       $  11.42       $  10.33       $  12.04       $  11.33       $  10.28
                                           ========       ========       ========       ========       ========       ========
     Total return@                             8.08%         11.71%          8.28%###++     7.42%         10.99%          7.76%###++
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                              0.70%          0.70%          0.70%+         1.35%          1.36%          1.35%+
      Net investment income                    1.82%          1.53%          1.52%+         1.18%          0.86%          0.86%+
     Portfolio turnover                           0%@@           1%             2%             0%@@           1%             2%
     Net assets at end of period
      (000 omitted)                        $ 23,623       $ 13,766       $  4,416       $ 10,673       $  5,481       $  1,427


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                 $   0.21       $   0.16       $   0.09       $   0.14       $   0.09       $   0.04
     Ratios to average net assets:
      Expenses##^                              0.73%          0.76%          1.03%+         1.38%          1.42%          1.68%+
      Net investment income                    1.79%          1.47%          1.19%+         1.15%          0.80%          0.53%+

----------

     * For the period from the inception of Class 529A and 529B shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @ Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
     ### The net asset value and total return previously reported as $9.57 and 7.94% for Class 529A and $9.57 and 7.42% for Class 529B, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

                                                                                 CLASS 529C
                                                                   --------------------------------------
                                                                     YEAR           YEAR          PERIOD
                                                                     ENDED          ENDED          ENDED
                                                                    5/31/05        5/31/04       5/31/03*
     ----------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                        $  11.33       $  10.29       $   9.54###
                                                                   --------       --------       --------
     Income from investment operations# --
      Net investment income~                                       $   0.14       $   0.10       $   0.06
      Net realized and unrealized gain
       on investments                                                  0.70           1.03           0.69
                                                                   --------       --------       --------
         Total from investment operations                          $   0.84       $   1.13       $   0.75
                                                                   --------       --------       --------
     Less distributions declared to shareholders --
      From net investment income                                   $  (0.12)      $  (0.09)      $     --
      From net realized gain on
       investments                                                     0.00+++          --             --
                                                                   --------       --------       --------
         Total distributions declared
          to shareholders                                          $  (0.12)      $  (0.09)      $     --
                                                                   --------       --------       --------
     Redemption fees added to
      paid-in capital#                                             $   0.00+++    $     --       $     --
                                                                   --------       --------       --------
     Net asset value -- end of period                              $  12.05       $  11.33       $  10.29
                                                                   ========       ========       ========
     Total return                                                      7.42%         10.94%          7.86%###++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                      1.35%          1.36%          1.35%+
      Net investment income                                            1.19%          0.87%          0.84%+
     Portfolio turnover                                                   0%@@           1%             2%
     Net assets at end of period (000 omitted)                     $ 10,547       $  6,922       $  2,057


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income                                         $   0.14       $   0.09       $   0.04
     Ratios to average net assets:
      Expenses##^                                                      1.38%          1.42%          1.68%+
      Net investment income                                            1.16%          0.81%          0.51%+

----------

     * For the period from the inception of Class 529C shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
     ### The net asset value and total return previously reported as $9.57 and 7.52% for Class 529C, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

     MFS(R) GROWTH ALLOCATION FUND



                                                           CLASS A                                     CLASS B
                                          ----------------------------------------     ----------------------------------------
                                             YEAR           YEAR         PERIOD           YEAR           YEAR          PERIOD
                                             ENDED          ENDED         ENDED           ENDED          ENDED          ENDED
                                            5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04       5/31/03*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning
       of period                          $    11.94     $    10.17     $    10.00     $    11.82     $    10.11     $    10.00
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
       operations# --
       Net investment income~             $     0.22     $     0.12     $     0.08     $     0.14     $     0.05     $     0.03
       Net realized and unrealized
         gain on investments                    0.91           1.73           0.09           0.89           1.70           0.08
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total from investment
             operations                   $     1.13     $     1.85     $     0.17     $     1.03     $     1.75     $     0.11
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
       to shareholders --
       From net investment income         $    (0.20)    $    (0.08)    $       --     $    (0.13)    $    (0.04)    $       --
       From net realized gain on
         investments                            0.00+++          --             --           0.00+++          --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total distributions declared
             to shareholders              $    (0.20)    $    (0.08)    $       --     $    (0.13)    $    (0.04)    $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
       paid-in capital#                   $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period     $    12.87     $    11.94     $    10.17     $    12.72     $    11.82     $    10.11
                                          ==========     ==========     ==========     ==========     ==========     ==========
     Total return@                              9.41%         18.21%          1.70%++        8.73%         17.35%          1.10%++
     Ratios to average net assets
       and supplemental data~:
         Expenses##^                            0.45%          0.45%          0.45%+         1.10%          1.10%          1.10%+
         Net investment income                  1.79%          1.07%          1.00%+         1.15%          0.43%          0.34%+
     Portfolio turnover                            0%@@           0%@@           1%             0%@@           0%@@           1%
     Net assets at end of period
       (000 omitted)                      $  645,029     $  379,702     $   85,484     $  461,019     $  291,778     $   71,154


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)         $     0.22     $     0.11     $     0.05     $     0.14     $     0.04     $    (0.01)
     Ratios to average net assets:
       Expenses##^                              0.49%          0.53%          0.86%+         1.14%          1.18%          1.51%+
       Net investment income (loss)             1.75%          0.99%          0.59%+         1.11%          0.35%         (0.07)%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                           CLASS C                                     CLASS I
                                          ----------------------------------------     ----------------------------------------
                                             YEAR           YEAR         PERIOD           YEAR           YEAR          PERIOD
                                             ENDED          ENDED         ENDED           ENDED          ENDED          ENDED
                                            5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04       5/31/03*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning
       of period                          $    11.81     $    10.11     $    10.00     $    11.99     $    10.20     $    10.00
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
       operations# --
     Net investment income~               $     0.14     $     0.05     $     0.03     $     0.28     $     0.17     $     0.11
     Net realized and unrealized
       gain on investments                      0.89           1.70           0.08           0.90           1.72           0.09
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total from investment
             operations                   $     1.03     $     1.75     $     0.11     $     1.18     $     1.89     $     0.20
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
       to shareholders --
       From net investment income         $    (0.13)    $    (0.05)    $       --     $    (0.23)    $    (0.10)    $       --
       From net realized gain on
         investments                            0.00+++          --             --           0.00+++          --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total distributions declared
             to shareholders              $    (0.13)    $    (0.05)    $       --     $    (0.23)    $    (0.10)    $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
       paid-in capital#                   $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period     $    12.71     $    11.81     $    10.11     $    12.94     $    11.99     $    10.20
                                          ==========     ==========     ==========     ==========     ==========     ==========
     Total return                               8.72%         17.32%          1.10%++        9.81%         18.56%          2.00%++
     Ratios to average net assets
       and supplemental data~:
       Expenses##^                              1.10%          1.10%          1.10%+         0.10%          0.10%          0.10%+
       Net investment income                    1.13%          0.43%          0.33%+         2.22%          1.46%          1.34%+
     Portfolio turnover                            0%@@           0%@@           1%             0%@@           0%@@           1%
     Net assets at end of period
       (000 omitted)                      $  331,896     $  209,448     $   40,583     $   40,853     $   24,930     $   11,078


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)         $     0.13     $     0.04     $    (0.01)    $     0.28     $     0.16     $     0.07
     Ratios to average net assets:
       Expenses##^                              1.14%          1.18%          1.51%+         0.14%          0.18%          0.51%+
       Net investment income (loss)             1.09%          0.35%         (0.08)%+        2.18%          1.38%          0.93%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                     CLASS R (FORMERLY CLASS R1)
                                                              -----------------------------------------
                                                                YEAR            YEAR           PERIOD
                                                                ENDED           ENDED           ENDED
                                                               5/31/05         5/31/04         5/31/03*
     --------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                   $   11.93       $   10.18       $    9.32###
                                                              ---------       ---------       ---------
     Income from investment operations# --
       Net investment income (loss)~                          $    0.20       $    0.10       $    0.02
       Net realized and unrealized gain on investments             0.91            1.73            0.84
                                                              ---------       ---------       ---------
          Total from investment operations                    $    1.11       $    1.83       $    0.86
                                                              ---------       ---------       ---------
     Less distributions declared to shareholders --
       From net investment income                             $   (0.19)      $   (0.08)      $      --
       From net realized gain on investments                       0.00+++           --              --
                                                              ---------       ---------       ---------
          Total distributions declared
            to shareholders                                   $   (0.19)      $   (0.08)      $      --
                                                              ---------       ---------       ---------
     Redemption fees added to
       paid-in capital#                                       $    0.00+++    $      --       $      --
                                                              ---------       ---------       ---------
     Net asset value -- end of period                         $   12.85       $   11.93       $   10.18
                                                              =========       =========       =========
     Total return                                                  9.28%          18.01%           9.23%###++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                  0.60%           0.60%           0.60%+
      Net investment income (loss)                                 1.62%           0.88%           0.72%+
     Portfolio turnover                                               0%@@            0%@@            1%
     Net assets at end of period (000 omitted)                $  48,045       $  19,172       $   1,193


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually for Class R shares. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income (loss)                             $    0.20       $    0.09       $    0.01
     Ratios to average net assets:
       Expenses##^                                                 0.64%           0.68%           1.01%+
       Net investment income (loss)                                1.58%           0.80%           0.31%+


----------

     * For the period from the inception of Class R shares, December 31, 2002, through May 31, 2003.

     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $9.33 and 9.11%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                  CLASS R1          CLASS R2
                                                                 ----------        ----------
                                                                   PERIOD            PERIOD
                                                                    ENDED             ENDED
                                                                  5/31/05*          5/31/05*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    12.70        $    12.70
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment income (loss)~                              $    (0.00)+++    $     0.00+++
      Net realized and unrealized gain
       on investments                                                  0.01              0.02
                                                                 ----------        ----------
         Total from investment operations                        $     0.01        $     0.02
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $     0.00+++
                                                                 ----------        ----------
     Net asset value -- end of period                            $    12.71        $    12.72
                                                                 ==========        ==========
     Total return                                                      0.08%++           0.16%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                      1.30%+            1.01%+
      Net investment income (loss)                                    (0.18)%+           0.11%+
     Portfolio turnover                                                   0%@@              0%@@
     Net assets at end of period (000 omitted)                   $       50        $       50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.55% and 0.50% of average daily net assets, for Class R1 and Class R2 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income (loss)                                $    (0.00)+++    $     0.00+++
     Ratios to average net assets:
      Expenses##^                                                      1.34%+            1.05%+
      Net investment income (loss)                                    (0.22)%+           0.07%+


----------

     * For the period from the inception of Class R1 and R2 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                 CLASS R3 (FORMERLY CLASS R2)
                                                                 ----------------------------
                                                                    YEAR             PERIOD
                                                                    ENDED             ENDED
                                                                   5/31/05          5/31/04*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    11.90        $    11.15
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment income~                                     $     0.16        $     0.05
      Net realized and unrealized gain
       on investments                                                  0.90              0.79
                                                                 ----------        ----------
         Total from investment operations                        $     1.06        $     0.84
                                                                 ----------        ----------
     Less distributions declared to shareholders --
      From net investment income                                 $    (0.20)       $    (0.09)
      From net realized gain on investments                            0.00+++             --
                                                                 ----------        ----------
         Total distributions declared to shareholders            $    (0.20)       $    (0.09)
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $       --
                                                                 ----------        ----------
     Net asset value -- end of period                            $    12.76        $    11.90
                                                                 ==========        ==========
     Total return                                                      8.91%             7.52%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                      0.85%             0.83%+
      Net investment income                                            1.35%             0.78%+
     Portfolio turnover                                                   0%@@              0%@@
     Net assets at end of period (000 omitted)                   $    2,963        $        6


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually for Class R3 shares. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income per share and the ratios would have been:



     Net investment income                                       $     0.16        $     0.05
     Ratios to average net assets:
      Expenses##^                                                      0.89%             0.91%+
      Net investment income                                            1.31%             0.70%+


----------

     * For the period from the inception of Class R3 shares, October 31, 2003, through May 31, 2004.
     +    Annualized.

     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                  CLASS R4          CLASS R5
                                                                 ----------        ----------
                                                                   PERIOD            PERIOD
                                                                    ENDED             ENDED
                                                                  5/31/05*          5/31/05*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    12.84        $    12.84
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment income~                                     $     0.01        $     0.02
      Net realized and unrealized gain
       on investments                                                  0.02              0.02
                                                                 ----------        ----------
         Total from investment operations                        $     0.03        $     0.04
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $     0.00+++
                                                                 ----------        ----------
     Net asset value -- end of period                            $    12.87        $    12.88
                                                                 ==========        ==========
     Total return                                                      0.23%++           0.31%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                      0.50%+            0.21%+
      Net investment income                                            0.60%+            0.91%+
     Portfolio turnover                                                   0%@@              0%@@
     Net assets at end of period (000 omitted)                   $       50        $       50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.25% and 0.20% of average daily net assets, for Class R4 and Class R5 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income                                       $     0.01        $     0.02
     Ratios to average net assets:
      Expenses##^                                                      0.54%+            0.25%+
      Net investment income                                            0.56%+            0.87%+


----------

     * For the period from the inception of Class R4 and R5 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                    CLASS 529A                                       CLASS 529B
                                     ----------------------------------------         ----------------------------------------
                                        YEAR           YEAR          PERIOD              YEAR           YEAR          PERIOD
                                        ENDED          ENDED         ENDED               ENDED          ENDED          ENDED
                                       5/31/05        5/31/04       5/31/03*            5/31/05        5/31/04       5/31/03*
     -------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning
      of period                      $    11.90     $    10.16     $     9.33###      $    11.77     $    10.07     $     9.31###
                                     ----------     ----------     ----------         ----------     ----------     ----------
     Income from investment
      operations# --
      Net investment income~         $     0.18     $     0.09     $     0.06         $     0.11     $     0.02     $     0.01
      Net realized and unrealized
       gain on investments                 0.91           1.72           0.77               0.88           1.70           0.75
                                     ----------     ----------     ----------         ----------     ----------     ----------
         Total from investment
          operations                 $     1.09     $     1.81     $     0.83         $     0.99     $     1.72     $     0.76
                                     ----------     ----------     ----------         ----------     ----------     ----------
     Less distributions declared
      to shareholders --
      From net investment income     $    (0.17)    $    (0.07)    $       --         $    (0.11)    $    (0.02)    $       --
      From net realized gain on
       investments                         0.00+++          --             --               0.00+++          --             --
                                     ----------     ----------     ----------         ----------     ----------     ----------
         Total distributions
          declared to shareholders   $    (0.17)    $    (0.07)    $       --         $    (0.11)    $    (0.02)    $       --
                                     ----------     ----------     ----------         ----------     ----------     ----------
     Redemption fees added to
      paid-in capital#               $     0.00+++  $       --     $       --         $     0.00+++  $       --     $       --
                                     ----------     ----------     ----------         ----------     ----------     ----------
     Net asset value -- end of
      period                         $    12.82     $    11.90     $    10.16         $    12.65     $    11.77     $    10.07
                                     ==========     ==========     ==========         ==========     ==========     ==========
     Total return@                         9.17%         17.79%          8.90%###++         8.39%         17.12%          8.16%###++
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                          0.70%          0.70%          0.70%+             1.35%          1.35%          1.35%+
      Net investment income                1.48%          0.81%          0.74%+             0.90%          0.18%          0.09%+
     Portfolio turnover                       0%@@           0%@@           1%                 0%@@           0%@@           1%
     Net assets at end of period
      (000 omitted)                  $   26,537     $   13,802     $    3,510         $   19,855     $   12,858     $    3,623


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)         $     0.18     $     0.09     $     0.02     $     0.11     $     0.01     $    (0.02)
     Ratios to average net assets:
      Expenses##^                               0.74%          0.78%          1.11%+         1.39%          1.43%          1.76%+
      Net investment income (loss)              1.44%          0.73%          0.33%+         0.86%          0.10%         (0.32)%+

----------

     * For the period from the inception of Class 529A and 529B shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $9.35 and 8.66% for Class 529A, and $9.33 and 7.93% for Class 529B, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     @ Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                 CLASS 529C
                                                            -------------------------------------------------
                                                               YEAR                YEAR              PERIOD
                                                               ENDED               ENDED              ENDED
                                                              5/31/05             5/31/04           5/31/03*
     --------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                 $     11.76         $     10.08       $      9.31###
                                                            -----------         -----------       -----------
     Income from investment operations# --
      Net investment income~                                $      0.11         $      0.02       $      0.00+++
      Net realized and unrealized gain
       on investments                                              0.89                1.70              0.77
                                                            -----------         -----------       -----------
         Total from investment operations                   $      1.00         $      1.72       $      0.77
                                                            -----------         -----------       -----------
     Less distributions declared to shareholders --
      From net investment income                            $     (0.11)        $     (0.04)      $        --
      From net realized gain on investments                        0.00+++               --                --
                                                            -----------         -----------       -----------
         Total distributions declared to
          shareholders                                      $     (0.11)        $     (0.04)      $        --
                                                            -----------         -----------       -----------
     Redemption fees added to
      paid-in capital#                                      $      0.00+++      $        --       $        --
                                                            -----------         -----------       -----------
     Net asset value -- end of period                       $     12.65         $     11.76       $     10.08
                                                            ===========         ===========       ===========
     Total return                                                  8.48%              17.05%             8.27%###++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                  1.35%               1.35%             1.35%+
      Net investment income                                        0.91%               0.14%             0.06%+
     Portfolio turnover                                               0%@@                0%@@              1%
     Net assets at end of period (000 omitted)              $    10,688         $     7,318       $     1,760


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)                           $      0.11         $      0.01       $     (0.03)
     Ratios to average net assets:
      Expenses##^                                                  1.39%               1.43%             1.76%+
      Net investment income (loss)                                 0.87%               0.06%            (0.35)%+

----------

     * For the period from the inception of Class 529C shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $9.33 and 8.04% for Class 529C, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

     MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND



                                                          CLASS A                                      CLASS B
                                          ----------------------------------------     ----------------------------------------
                                             YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                            ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           5/31/05        5/31/04        5/31/03*       5/31/05        5/31/04        5/31/03*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning
       of period                          $    12.12     $     9.87     $    10.00     $    12.01     $     9.84     $    10.00
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
       operations# --
       Net investment income (loss)~      $     0.13     $    (0.01)    $    (0.02)    $     0.05     $    (0.08)    $    (0.07)
       Net realized and unrealized
         gain (loss) on investments             0.96           2.26          (0.11)          0.94           2.25          (0.09)
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total from investment
             operations                   $     1.09     $     2.25     $    (0.13)    $     0.99     $     2.17     $    (0.16)
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
       to shareholders --
       From net investment income         $    (0.14)    $      --      $       --     $    (0.08)    $       --     $       --
       From net realized gain on
         investments                           (0.00)+++         --             --          (0.00)+++         --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total distributions declared
             to shareholders              $    (0.14)    $      --      $       --     $    (0.08)    $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
       paid-in capital#                   $     0.00+++  $      --      $       --     $     0.00+++  $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period     $    13.07     $    12.12     $     9.87     $    12.92     $    12.01     $     9.84
                                          ==========     ==========     ==========     ==========     ==========     ==========
     Total return@                              8.98%         22.80%         (1.30)%++       8.20%         22.05%         (1.60)%++
     Ratios to average net assets
       and supplemental data~:
       Expenses##^                              0.45%          0.45%          0.45%+         1.10%          1.10%          1.10%+
       Net investment income (loss)             1.06%         (0.07)%        (0.24)%+        0.42%         (0.71)%        (0.90)%+
     Portfolio turnover                            1%             0%@@           9%             1%             0%@@           9%
     Net assets at end of period
       (000 omitted)                      $  293,814     $  172,787     $   43,541     $  159,948     $  103,720     $   26,215


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)         $     0.12     $    (0.02)    $    (0.07)    $     0.04     $    (0.09)    $    (0.12)
     Ratios to average net assets:
        Expenses##^                             0.54%          0.55%          1.09%+         1.19%          1.20%          1.74%+
        Net investment income (loss)            0.97%         (0.17)%        (0.88)%+        0.33%         (0.81)%        (1.54)%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                          CLASS C                                      CLASS I
                                          ----------------------------------------     ----------------------------------------
                                             YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                            ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           5/31/05        5/31/04        5/31/03*       5/31/05        5/31/04        5/31/03*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning
       of period                          $    11.99     $     9.83     $    10.00     $    12.22     $     9.91     $    10.00
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
       operations# --
       Net investment income (loss)~      $     0.05     $    (0.08)    $    (0.07)    $     0.19     $     0.03     $     0.01
       Net realized and unrealized
         gain (loss) on investments             0.94           2.24          (0.10)          0.95           2.28          (0.10)
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total from investment
             operations                   $     0.99     $     2.16     $    (0.17)    $     1.14     $     2.31     $    (0.09)
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
       to shareholders --
       From net investment income         $    (0.07)    $       --     $       --     $    (0.17)    $       --     $       --
       From net realized gain on
         investments                           (0.00)+++         --             --          (0.00)+++         --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
           Total distributions declared
             to shareholders              $    (0.07)    $       --     $       --     $    (0.17)    $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
       paid-in capital#                   $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period     $    12.91     $    11.99     $     9.83     $    13.19     $    12.22     $     9.91
                                          ==========     ==========     ==========     ==========     ==========     ==========
     Total return                               8.25%         21.97%         (1.70)%++       9.34%         23.31%         (0.90)%++
     Ratios to average net assets
       and supplemental data~:
       Expenses##^                              1.10%          1.10%          1.10%+         0.10%          0.10%          0.10%+
       Net investment income (loss)             0.42%         (0.71)%        (0.91)%+        1.48%          0.28%          0.12%+
     Portfolio turnover                            1%             0%@@           9%             1%             0%@@           9%
     Net assets at end of period
       (000 omitted)                      $  121,631     $   87,253     $   17,460     $   37,069     $   23,649     $    6,058


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)        $     0.04     $    (0.09)    $    (0.12)    $     0.18     $     0.02     $    (0.04)
     Ratios to average net assets:
       Expenses##^                             1.19%          1.20%          1.74%+         0.19%          0.20%          0.74%+
       Net investment income (loss)            0.33%         (0.81)%        (1.55)%+        1.39%          0.18%         (0.52)%+

----------

     * For the period from the commencement of the fund's investment operations, June 28, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                     CLASS R (FORMERLY CLASS R1)
                                               ----------------------------------------
                                                  YEAR           YEAR          PERIOD
                                                 ENDED          ENDED          ENDED
                                                5/31/05        5/31/04        5/31/03*
     ----------------------------------------------------------------------------------
     Net asset value -- beginning
       of period                               $    12.11     $     9.86     $     8.92###
                                               ----------     ----------     ----------
     Income from investment operations# --
       Net investment income (loss)~           $     0.12     $    (0.03)    $    (0.02)
       Net realized and unrealized gain
         on investments                              0.95           2.28           0.96
                                               ----------     ----------     ----------
           Total from investment
             operations                        $     1.07     $     2.25     $     0.94
                                               ----------     ----------     ----------
     Less distributions declared
       to shareholders --
       From net investment income              $    (0.14)    $       --     $       --
       From net realized gain
         on investments                             (0.00)+++         --             --
                                               ----------     ----------     ----------
           Total distributions declared to
             shareholders                      $    (0.14)    $       --     $       --
                                               ----------     ----------     ----------
     Redemption fees added to
       paid-in capital#                        $     0.00+++  $       --     $       --
                                               ----------     ----------     ----------
     Net asset value -- end of period          $    13.04     $    12.11     $     9.86
                                               ==========     ==========     ==========
     Total return                                    8.82%         22.82%         10.54%++###
     Ratios to average net assets and
       supplemental data~:
       Expenses##^                                   0.60%          0.60%          0.60%+
       Net investment income (loss)                  0.96%         (0.27)%        (0.55)%+
     Portfolio turnover                                 1%             0%@@           9%
     Net assets at end of period
       (000 omitted)                           $   23,713     $    6,704     $      741


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.10% annually for Class R shares. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income (loss)              $     0.11     $    (0.04)    $    (0.04)
     Ratios to average net assets:
       Expenses##^                                   0.69%          0.70%          1.24%+
       Net investment income (loss)                  0.87%         (0.37)%        (1.19)%+

----------

     * For the period from the inception of Class R shares, December 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $8.94 and 10.29% for Class R has been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                CLASS R1       CLASS R2
                                               ----------     ----------
                                                 PERIOD         PERIOD
                                                 ENDED          ENDED
                                                5/31/05*       5/31/05*
     -------------------------------------------------------------------
     Net asset value -- beginning
       of period                               $    12.93     $    12.93
                                               ----------     ----------
     Income from investment operations# --
       Net investment loss~                    $    (0.03)    $    (0.02)
       Net realized and unrealized gain
         on investments                              0.02           0.02
                                               ----------     ----------
           Total from investment
             operations                        $    (0.01)    $     0.00
                                               ----------     ----------
     Redemption fees added to
       paid-in capital#                        $     0.00+++  $     0.00+++
                                               ----------     ----------
     Net asset value -- end of period          $    12.92     $    12.93
                                               ==========     ==========
     Total return                                   (0.08)%++       0.00%++
     Ratios to average net assets and
       supplemental data~:
       Expenses##^                                   1.30%+         1.00%+
       Net investment loss                          (1.29)%+       (1.00)%+
     Portfolio turnover                                 1%             1%
     Net assets at end of period
       (000 omitted)                           $       50     $       50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.55% and 0.50% of average daily net assets, for Class R1 and Class R2 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment loss                       $    (0.03)    $    (0.02)
     Ratios to average net assets:
       Expenses##^                                   1.39%+         1.09%+
       Net investment loss                          (1.38)%+       (1.09)%+


----------

     * For the period from the inception of Class R1 and R2 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                 CLASS R3 (FORMERLY CLASS R2)
                                                                 ----------------------------
                                                                    YEAR             PERIOD
                                                                    ENDED            ENDED
                                                                   5/31/05          5/31/04*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    12.09        $    11.13###
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment income (loss)~                              $     0.03        $    (0.02)
      Net realized and unrealized gain
       on investments                                                  1.00              0.98
                                                                 ----------        ----------
         Total from investment operations                        $     1.03        $     0.96
                                                                 ----------        ----------
     Less distributions declared to shareholders --
      From net investment income                                 $    (0.14)       $       --
      From net realized gain on investments                           (0.00)+++            --
                                                                 ----------        ----------
         Total distributions declared to shareholders            $    (0.14)       $       --
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $       --
                                                                 ----------        ----------
     Net asset value -- end of period                            $    12.98        $    12.09
                                                                 ==========        ==========
     Total return                                                      8.54%             8.63%++###
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                      0.85%             0.83%+
      Net investment income (loss)                                     0.31%            (0.33)%+
     Portfolio turnover                                                   1%                0%@@
     Net assets at end of period (000 omitted)                   $    1,978        $        5


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually for Class R3 shares. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment income (loss)                                $     0.02        $    (0.03)
     Ratios to average net assets:
      Expenses##^                                                      0.94%             0.93%+
      Net investment income (loss)                                     0.22%            (0.43)%+

----------

     * For the period from the inception of Class R3 shares, October 31, 2003, through May 31, 2004.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     ### The net asset value and total return previously reported as $11.12 and 8.72% for Class R3 has been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                  CLASS R4          CLASS R5
                                                                 ----------        ----------
                                                                   PERIOD            PERIOD
                                                                    ENDED             ENDED
                                                                  5/31/05*          5/31/05*
     ----------------------------------------------------------------------------------------
     Net asset value -- beginning of period                      $    13.06        $    13.06
                                                                 ----------        ----------
     Income from investment operations# --
      Net investment loss~                                       $    (0.01)       $    (0.00)+++
      Net realized and unrealized gain
       on investments                                                  0.02              0.01
                                                                 ----------        ----------
         Total from investment operations                        $     0.01        $     0.01
                                                                 ----------        ----------
     Redemption fees added to paid-in capital#                   $     0.00+++     $     0.00+++
                                                                 ----------        ----------
     Net asset value -- end of period                            $    13.07        $    13.07
                                                                 ==========        ==========
     Total return                                                      0.08%++           0.08%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                      0.50%+            0.20%+
      Net investment loss                                             (0.50)%+          (0.19)%+
     Portfolio turnover                                                   1%                1%
     Net assets at end of period (000 omitted)                   $       50        $       50


----------

     ~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses in excess of 0.25% and 0.20% of average daily net assets, for Class R4 and Class R5 shares, respectively. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income
          (loss) per share and the ratios would have been:



     Net investment loss                                         $    (0.01)       $    (0.01)
     Ratios to average net assets:
      Expenses##^                                                      0.59%+            0.29%+
      Net investment loss                                             (0.59)%+          (0.28)%+


----------

     * For the period from the inception of Class R4 and R5 shares, April 1, 2005, through May 31, 2005.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect expense reductions from fees paid indirectly.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                         CLASS 529A                                   CLASS 529B
                                          ----------------------------------------     ----------------------------------------
                                             YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                             ENDED          ENDED         ENDED           ENDED          ENDED         ENDED
                                            5/31/05        5/31/04       5/31/03*        5/31/05        5/31/04       5/31/03*
     --------------------------------------------------------------------------------------------------------------------------
     Net asset value -- beginning
      of period                           $    12.10     $     9.87     $     9.13     $    11.92     $     9.79     $     9.13
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Income from investment
      operations# --
      Net investment income (loss)~       $     0.09     $    (0.04)    $    (0.04)    $     0.02     $    (0.11)    $    (0.08)
      Net realized and unrealized
       gain on investments                      0.96           2.27           0.78           0.93           2.24           0.74
                                          ----------     ----------     ----------     ----------     ----------     ----------
         Total from investment
          operations                      $     1.05     $     2.23     $     0.74     $     0.95     $     2.13     $     0.66
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Less distributions declared
      to shareholders --
      From net investment income          $    (0.12)    $       --     $       --     $    (0.05)    $       --     $       --
      From net realized gain on
       investments                             (0.00)+++         --             --          (0.00)+++         --             --
                                          ----------     ----------     ----------     ----------     ----------     ----------
         Total distributions declared
          to shareholders                 $    (0.12)    $       --     $       --     $    (0.05)    $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Redemption fees added to
      paid-in capital#                    $     0.00+++  $       --     $       --     $     0.00+++  $       --     $       --
                                          ----------     ----------     ----------     ----------     ----------     ----------
     Net asset value -- end of period     $    13.03     $    12.10     $     9.87     $    12.82     $    11.92     $     9.79
                                          ==========     ==========     ==========     ==========     ==========     ==========
     Total return@                              8.66%         22.59%          8.11%++        7.98%         21.76%          7.23%++
     Ratios to average net assets
      and supplemental data~:
      Expenses##^                               0.70%          0.70%          0.70%+         1.35%          1.35%          1.35%+
      Net investment income (loss)              0.75%         (0.33)%        (0.50)%+        0.18%         (0.96)%        (1.16)%+
     Portfolio turnover                            1%             0%@@           9%             1%             0%@@           9%
     Net assets at end of period
      (000 omitted)                       $   22,247     $   10,690     $    2,552     $   17,698     $   12,133     $    2,858


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)         $     0.08     $    (0.05)    $    (0.08)    $     0.01     $    (0.12)    $    (0.13)
     Ratios to average net assets:
      Expenses##^                               0.79%          0.80%          1.34%+         1.44%          1.45%          1.99%+
      Net investment income (loss)              0.66%         (0.43)%        (1.14)%+        0.09%         (1.06)         (1.80)%+

----------

     * For the period from the inception of Class 529A and 529B shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @ Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

                                                                                CLASS 529C
                                                            -------------------------------------------------
                                                               YEAR                YEAR             PERIOD
                                                               ENDED               ENDED            ENDED
                                                              5/31/05             5/31/04          5/31/03*
     --------------------------------------------------------------------------------------------------------
     Net asset value -- beginning of period                 $     11.94         $      9.81       $      9.13
                                                            -----------         -----------       -----------
     Income from investment operations# --
      Net investment income (loss)~                         $      0.02         $     (0.11)      $     (0.08)
      Net realized and unrealized gain
       on investments                                              0.93                2.24              0.76
                                                            -----------         -----------       -----------
         Total from investment operations                   $      0.95         $      2.13       $      0.68
                                                            -----------         -----------       -----------
     Less distributions declared to shareholders --
      From net investment income                            $     (0.06)        $        --       $        --
      From net realized gain on investments                       (0.00)+++              --                --
                                                            -----------         -----------       -----------
         Total distributions declared to
          shareholders                                      $     (0.06)        $        --       $        --
                                                            -----------         -----------       -----------
     Redemption fees added to
      paid-in capital#                                      $      0.00+++      $        --       $        --
                                                            -----------         -----------       -----------
     Net asset value -- end of period                       $     12.83         $     11.94       $      9.81
                                                            ===========         ===========       ===========
     Total return                                                  7.95%              21.71%             7.45%++
     Ratios to average net assets and
      supplemental data~:
      Expenses##^                                                  1.35%               1.35%             1.35%+
      Net investment income (loss)                                 0.18%              (0.97)%           (1.18)%+
     Portfolio turnover                                               1%                  0%@@              9%
     Net assets at end of period (000 omitted)              $     5,221         $     3,087       $       807


----------

     ~ MFS had contractually agreed, subject to reimbursement by the fund to MFS, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses did not exceed 0.35% annually. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to unreimbursed amounts paid by MFS under the agreement. This reimbursement agreement was terminated on September 30, 2004. Effective October 1, 2004, the fund entered into a similar expense arrangement without reimbursement. This new arrangement will be in effect until October 1, 2005. In addition, the investment adviser contractually waived its fee for periods prior to November 1, 2003. Effective November 1, 2003, the management fee was eliminated. In addition, effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of substantially all of Independent Chief Compliance Officer service fees paid to Tarantino LLC. To the extent actual expenses were over this limitation, and the waiver/reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:



     Net investment income (loss)                           $      0.01         $     (0.12)      $     (0.13)
     Ratios to average net assets:
      Expenses##^                                                  1.44%               1.45%             1.99%+
      Net investment income (loss)                                 0.09%              (1.07)%           (1.82)%+

----------

     * For the period from the inception of Class 529C shares, July 31, 2002, through May 31, 2003.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
     ##   Ratios do not reflect reductions from fees paid indirectly.
     @@   Portfolio turnover percentage is less than 1%.
     ^ In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective, each underlying fund may engage in the following investment techniques and practices to the extent to which these techniques and practices are consistent with the underlying fund's investment objective. These investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

      Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities
         Corporate Asset-Backed Securities
         Mortgage Pass-Through Securities
         Stripped Mortgage-Backed Securities
       Corporate Securities
       Loans and Other Direct Indebtedness
       Lower Rated Bonds
       Municipal Bonds
       U.S. Government Securities
       Variable and Floating Rate Obligations
       Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds
      Equity Securities
      Foreign Securities Exposure
       Brady Bonds
       Depositary Receipts
       Dollar-Denominated Foreign Debt Securities
       Emerging Markets
       Foreign Securities
      Forward Contracts
      Futures Contracts
      Indexed Securities
      Inverse Floating Rate Obligations
      Investment in Other Investment Companies
       Open-End Funds
       Closed-End Funds
      Lending of Portfolio Securities
      Leveraging Transactions
       Bank Borrowings
       Mortgage "Dollar-Roll" Transactions

       Reverse Repurchase Agreements
      Options
       Options on Foreign Currencies
       Options on Futures Contracts
       Options on Securities
       Options on Stock Indices
       Reset Options
       "Yield Curve" Options
      Repurchase Agreements
      Short Sales
      Short Term Instruments
      Swaps and Related Derivative Instruments
      Temporary Borrowings
      Temporary Defensive Positions
      "When-Issued" Securities

APPENDIX B

                                UNDERLYING FUNDS


     Following is the list of underlying funds and their associated target weightings as of the date of this Prospectus. The underlying funds and their target weightings have been selected for use over longer time periods, but may be changed in the future without shareholder approval. The target weightings will deviate over the short term due to market movements and capital flows. MFS periodically rebalances the funds' investments in the underlying funds to bring them back within their target weightings. The asset class allocations and the target weightings do not reflect the funds' working cash balances; some portion of each fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. MFS may change an underlying fund or its related percentage allocation without shareholder approval. Further information about each underlying fund, including a copy of an underlying fund's most recent Prospectus, SAI and Annual and Semi-annual reports, may be obtained by contacting:


     MFS Service Center, Inc.

     500 Boylston Street
     Boston, MA 02116-3741

     Telephone: 1-800-225-2606

     Internet: mfs.com



                                                                                                 MFS
                                                MFS              MFS             MFS          AGGRESSIVE
                                            CONSERVATIVE       MODERATE         GROWTH          GROWTH
                                             ALLOCATION       ALLOCATION      ALLOCATION      ALLOCATION
                                                FUND             FUND            FUND            FUND
                                                ----             ----            ----            ----
     U.S. STOCK FUNDS                            35%              50%             60%             80%
     MFS New Discovery Fund                       0%               0%              0%              5%
     MFS Mid Cap Growth Fund                      0%               5%             10%             15%
     MFS Mid Cap Value Fund                       0%               5%             10%             15%
     MFS Strategic Growth Fund                    5%              10%             15%             20%
     MFS Research Fund                           15%              15%             10%             10%
     MFS Value Fund                              15%              15%             15%             15%
     INTERNATIONAL STOCK FUNDS                    5%              10%             20%             20%
     MFS International New Discovery
     Fund                                         0%               0%              5%             10%
     MFS Research International Fund              5%              10%             15%             10%
     BOND FUNDS                                  50%              35%             20%              0%
     MFS High Income Fund                         0%               5%              5%              0%
     MFS Research Bond Fund                       5%              10%             10%              0%
     MFS Government Securities Fund              10%              10%              5%              0%
     MFS Intermediate Investment
     Grade Bond Fund                             15%              10%              0%              0%
     MFS Limited Maturity Fund                   20%               0%              0%              0%
     MONEY MARKET FUNDS                          10%               5%              0%              0%
     MFS Money Market Fund                       10%               5%              0%              0%

     MFS(R) ASSET ALLOCATION FUNDS

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

     The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writting and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

     If you want more information about the funds, the following documents are available free upon request:

     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions on the funds' investment strategy and on the funds' performance during their last fiscal year.


     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2005, provides more detailed information about each fund and is incorporated into this prospectus by reference.


     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY
     CONTACTING:

          MFS Service Center, Inc.

          500 Boylston Street
          Boston, MA 02116-3741

          Telephone: 1-800-225-2606

          Internet: mfs.com


     Information about the funds (including their prospectuses, SAIs and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, D.C., 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

          The fund's Investment Company Act file number is 811-4492.

MFS(R) ASSET ALLOCATION FUNDS


OCTOBER 1, 2005


[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

                                             STATEMENT OF ADDITIONAL INFORMATION

MFS CONSERVATIVE ALLOCATION FUND
MFS MODERATE ALLOCATION FUND
MFS GROWTH ALLOCATION FUND
MFS AGGRESSIVE GROWTH ALLOCATION FUND

EACH A SERIES OF MFS SERIES TRUST X
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated October 1, 2005. This SAI should be read in conjunction with the Prospectus a copy of which may be obtained without charge by contacting the Funds' transfer agent, MFS Service Center, Inc. (please see back cover of Part II of this SAI for address and telephone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to each Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.



                                                                   AAF-SAI 10/05

STATEMENT OF ADDITIONAL INFORMATION

PART I
PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUNDS.

TABLE OF CONTENTS


                                                                            PAGE
I     Definitions                                                             1

II    Management of the Funds                                                 1

      The Funds                                                               1

      Trustees and Officers -- Identification and Background                  1

      Trustee Compensation and Committees                                     1

      Portfolio Manager                                                       1

      Affiliated Service Provider Compensation                                1

III   Sales Charges and Distribution Plan Payments                            3

      Sales Charges                                                           3

      Distribution Plan Payments                                              3

IV    Portfolio Transactions and Brokerage Commissions                        3

V     Share Ownership                                                         4

VI    Investment Techniques, Practices, Risks and Restrictions                4

      Investment Techniques, Practices and Risks                              4

      Investment Restrictions                                                 4

VII   Tax Considerations                                                      4

VIII  Independent Registered Public Accounting Firm and Financial Statements  4

      Appendix A -- Trustee Compensation and Committees                      A-1

      Appendix B -- Affiliated Service Provider Compensation                 B-1

      Appendix C -- Portfolio Manager                                        C-1

      Appendix D -- Sales Charges and Distribution Plan Payments             D-1

      Appendix E -- Portfolio Transactions and Brokerage Commissions         E-1

      Appendix F -- Share Ownership                                          F-1

I     DEFINITIONS

      "Funds" -- MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund, each a series of the Trust.

      "Trust" -- MFS Series Trust X, a Massachusetts business Trust organized in 1985. The Trust has changed its name several times during the past several years. The Trust was previously known as MFS Government Mortgage Fund prior to June 2, 1995, MFS Government Income Plus Fund prior to March 1, 1993, MFS Government Income Plus Trust prior to August 3, 1992 and MFS Government Securities High Yield Trust prior to October 16, 1989.

      "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" -- MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" -- MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" -- The Prospectus of the Funds, dated October 1, 2005, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUNDS

      THE FUNDS

      The Funds are each diversified series of the Trust. This means that, with respect to 75% of its total assets, each Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES

      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.


      PORTFOLIO MANAGER

      Information regarding the Funds' portfolio manager, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in APPENDIX C to this Part I.


      AFFILIATED SERVICE PROVIDER COMPENSATION


      Compensation paid by the Funds to their affiliated service providers -- to MFS, for investment advisory, administrative services and retirement plan administration and services, to MFD for program management services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in APPENDIX B to this Part I.

      Board Review of Investment Advisory Agreement.

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Funds' investment advisory agreement with MFS. The Trustees consider matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Funds and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Funds' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Funds was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Funds.


In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Funds for the one-year period ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested


                                  Part I - 1
by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Funds' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Funds, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Funds and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Funds and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Funds and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

MFS AGGRESSIVE GROWTH ALLOCATION FUND
Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's Class A total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2004. The Fund's performance was in the 13th percentile relative to the other funds in the universe for this one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers).

MFS CONSERVATIVE ALLOCATION FUND
Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's Class A total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2004. The Fund's performance was in the 46th percentile relative to the other funds in the universe for this one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers).

MFS GROWTH ALLOCATION FUND
Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's Class A total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2004. The Fund's performance was in the 23rd percentile relative to the other funds in the universe for this one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers).

MFS MODERATE ALLOCATION FUND
Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's Class A total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2004. The Fund's performance was in the 12th percentile relative to the other funds in the universe for this one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers).

GENERAL
Each Fund commenced investment operations in 2002, therefore, no performance percentile for the three- or five-year period was available for the Funds. Because of the passage of time, the performance stated above is likely to differ from performance results for more recent periods, including those shown elsewhere in this report. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Funds' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Funds' advisory fees, the Trustees considered, among other information, the Funds' advisory fees and the total expense ratios of the Funds' Class A shares as a percentage of average net assets and the advisory fees and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS does not charge any advisory fees for providing investment advisory services to the Funds, but that the Funds pay their pro rata share of the advisory fees charged by the funds in which they invest (the "Underlying Funds") and also considered whether the Funds were subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Funds' effective advisory fee rates and total expense ratios were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Funds in


                                  Part I - 2
comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional accounts.

The Trustees also considered whether the Funds are likely to benefit from any economies of scale in the management of the Funds in the event of growth in assets of the Funds. They noted that the Funds do not bear advisory fees and therefore no breakpoints were necessary.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Funds, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees borne by the Funds as a result of their investments in the Underlying Funds represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Funds.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Funds. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Funds of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Funds by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Funds pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Funds' or the Underlying Funds' behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds' portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Funds.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Funds' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.


III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES


      Sales charges paid in connection with the purchase and sale of each Fund's shares for certain specified periods are set forth in APPENDIX D to this
      Part I, together with the Funds' schedule of dealer reallowances.


      DISTRIBUTION PLAN PAYMENTS


      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by each Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of each Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research


                                  Part I - 3

      Firms, and related commissions, for the Fund's most recent fiscal year are set forth in APPENDIX E to this Part I.


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and investment policies, each Fund invests in underlying funds, which in turn may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX C to Part II of this SAI. As used in Part II, APPENDIX C, the word "Fund" should be read to refer to an underlying fund.

      INVESTMENT RESTRICTIONS

      The Funds have adopted certain investment restrictions which are described in APPENDIX F to Part II.

VII   TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II of this SAI.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Ernst & Young LLP is the Funds' independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


      Each Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI from the Funds' Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Funds' Annual Report accompanies this SAI.


                                  Part I - 4

PART I -- APPENDIX A

      TRUSTEE COMPENSATION


      The Funds pay the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Funds' Board of Trustees is set forth below.


      TRUSTEE COMPENSATION TABLE

      CONSERVATIVE ALLOCATION FUND


                                                                   TOTAL TRUSTEE
                                                 TRUSTEE FEES     FEES FROM FUND
      TRUSTEE                                    FROM FUND(1)   AND FUND COMPLEX(2)
      -----------------------------------------------------------------------------
      INTERESTED TRUSTEES

      Robert J. Manning*                                  N/A                   N/A

      Robert C. Pozen*                                    N/A                   N/A

      NON-INTERESTED TRUSTEES

      Lawrence H. Cohn, M.D.                     $      1,353   $           196,098

      David H. Gunning(3)                        $      1,353   $           196,098

      William R. Gutow                           $      1,353   $           196,098

      Michael Hegarty(3)                         $        672   $            20,977

      J. Atwood Ives                             $      1,764   $           266,098

      Amy B. Lane(3)                             $      1,416   $           197,098

      Lawrence T. Perera                         $      1,396   $           201,098

      William J. Poorvu(4)                       $        825   $           207,098

      J. Dale Sherratt                           $      1,455   $           211,098

      Elaine R. Smith(4)                         $      1,211   $           201,098

      Ward Smith(5)                              $        478   $           144,152

      Laurie J. Thomsen(6)                       $        626   $            20,977


----------

      * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees from December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
      (1) For the fiscal year ended May 31, 2005.
      (2) Information provided is for the calendar year 2004. Trustees receiving compensation from the Fund served as Trustees of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004, of approximately $92 billion).
      (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004 and Mr. Hegarty became a Trustee on December 16, 2004.
      (4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
      (5) Mr. Smith passed away on August 15, 2004.
      (6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-1

      MODERATE ALLOCATION FUND


                                                                   TOTAL TRUSTEE
                                                 TRUSTEE FEES     FEES FROM FUND
      TRUSTEE                                    FROM FUND(1)   AND FUND COMPLEX(2)
      -----------------------------------------------------------------------------
      INTERESTED TRUSTEES

      Robert J. Manning*                                  N/A                   N/A

      Robert C. Pozen*                                    N/A                   N/A

      NON-INTERESTED TRUSTEES

      Lawrence H. Cohn, M.D.                     $      1,977   $           196,098

      David H. Gunning(3)                        $      1,977   $           196,098

      William R. Gutow                           $      1,977   $           196,098

      Michael Hegarty(3)                         $      1,034   $            20,977

      J. Atwood Ives                             $      3,021   $           266,098

      Amy B. Lane(3)                             $      2,148   $           197,098

      Lawrence T. Perera                         $      2,094   $           201,098

      William J. Poorvu(4)                       $      1,211   $           207,098

      J. Dale Sherratt                           $      2,197   $           211,098

      Elaine R. Smith(4)                         $      1,782   $           201,098

      Ward Smith(5)                              $        661   $           144,152

      Laurie J. Thomsen(6)                       $        999   $            20,977


----------

      * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees from December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
      (1) For the fiscal year ended May 31, 2005.
      (2) Information provided is for the calendar year 2004. Trustees receiving compensation from the Fund served as Trustees of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004, of approximately $92 billion).
      (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004 and Mr. Hegarty became a Trustee on December 16, 2004.
      (4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
      (5) Mr. Smith passed away on August 15, 2004.
      (6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-2

      GROWTH ALLOCATION FUND


                                                                   TOTAL TRUSTEE
                                                 TRUSTEE FEES     FEES FROM FUND
      TRUSTEE                                    FROM FUND(1)   AND FUND COMPLEX(2)
      -----------------------------------------------------------------------------
      INTERESTED TRUSTEES

      Robert J. Manning*                                  N/A                   N/A

      Robert C. Pozen*                                    N/A                   N/A

      NON-INTERESTED TRUSTEES

      Lawrence H. Cohn, M.D.                     $      1,974   $           196,098

      David H. Gunning(3)                        $      1,974   $           196,098

      William R. Gutow                           $      1,974   $           196,098

      Michael Hegarty(3)                         $      1,034   $            20,977

      J. Atwood Ives                             $      2,900   $           266,098

      Amy B. Lane(3)                             $      2,139   $           197,098

      Lawrence T. Perera                         $      2,083   $           201,098

      William J. Poorvu(4)                       $      1,193   $           207,098

      J. Dale Sherratt                           $      2,179   $           211,098

      Elaine R. Smith(4)                         $      1,773   $           201,098

      Ward Smith(5)                              $        628   $           144,152

      Laurie J. Thomsen(6)                       $        997   $            20,977


----------

      * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees from December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
      (1) For the fiscal year ended May 31, 2005.
      (2) Information provided is for the calendar year 2004. Trustees receiving compensation from the Fund served as Trustees of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004, of approximately $92 billion).
      (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004 and Mr. Hegarty became a Trustee on December 16, 2004.
      (4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
      (5) Mr. Smith passed away on August 15, 2004.
      (6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-3

      AGGRESSIVE GROWTH ALLOCATION FUND


                                                                   TOTAL TRUSTEE
                                                 TRUSTEE FEES     FEES FROM FUND
      TRUSTEE                                    FROM FUND(1)   AND FUND COMPLEX(2)
      -----------------------------------------------------------------------------
      INTERESTED TRUSTEES

      Robert J. Manning*                                  N/A                   N/A

      Robert C. Pozen*                                    N/A                   N/A

      NON-INTERESTED TRUSTEES

      Lawrence H. Cohn, M.D.                     $      1,235   $           196,098

      David H. Gunning(3)                        $      1,235   $           196,098

      William R. Gutow                           $      1,235   $           196,098

      Michael Hegarty(3)                         $        673   $            20,977

      J. Atwood Ives                             $      1,644   $           266,098

      Amy B. Lane(3)                             $      1,308   $           197,098

      Lawrence T. Perera                         $      1,283   $           201,098

      William J. Poorvu(4)                       $        703   $           207,098

      J. Dale Sherratt                           $      1,326   $           211,098

      Elaine R. Smith(4)                         $      1,084   $           201,098

      Ward Smith(5)                              $        353   $           144,152

      Laurie J. Thomsen(6)                       $        632   $            20,977


----------

      * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004 and Advisory Trustees from December 2004 to March 23, 2005 and did not receive any compensation from the Fund in either capacity.
      (1) For the fiscal year ended May 31, 2005.
      (2) Information provided is for the calendar year 2004. Trustees receiving compensation from the Fund served as Trustees of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004, of approximately $92 billion).
      (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004 and Mr. Hegarty became a Trustee on December 16, 2004.
      (4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.
      (5) Mr. Smith passed away on August 15, 2004.
      (6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I - A-4

      COMMITTEES'

      The Board has established the following Committees:


                       NUMBER OF MEETINGS
NAME OF COMMITTEE      IN LAST FISCAL YEAR                           FUNCTIONS                              CURRENT MEMBERS(1)
-----------------      -------------------                           ---------                              ------------------
AUDIT COMMITTEE                 13           Oversees the accounting and auditing procedures of the       Ives*, Lane*,
                                             Funds and, among other things, considers the selection       Sherratt* and Thomsen*
                                             of the independent accountants for the Funds and the
                                             scope of the audit, and considers the effect on the
                                             independence of those accountants of any non-audit
                                             services such accountants provide to the Funds and any
                                             audit or non-audit services such accountants provide to
                                             other MFS Funds, MFS and/or certain affiliates. The
                                             Committee is also responsible for establishing
                                             procedures for the receipt, retention and treatment of
                                             complaints received by the Funds regarding accounting,
                                             internal accounting controls, or auditing matters and
                                             the confidential, anonymous submission of concerns
                                             regarding questionable Fund accounting matters by
                                             officers of the Funds and employees of the Funds'
                                             investment adviser, administrator, principal underwriter
                                             or any other provider of accounting-related services to
                                             the Funds.

COMPLIANCE AND                  10           Oversees the development and implementation of the           Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                         Funds' regulatory and fiduciary compliance policies,         Hegarty*, Ives*
                                             procedures and practices under the 1940 Act and other        (ex-officio member), and
                                             applicable laws as well as oversight of compliance           Sherratt*
                                             policies of the Funds' investment adviser and certain
                                             other service providers as they relate to Fund
                                             activities. The Funds' Independent Chief Compliance
                                             Officer reports directly to the Committee and assists
                                             the Committee in carrying out its responsibilities. In
                                             addition, the Committee advises and makes
                                             recommendations to the Board on matters concerning
                                             Trustee practices and recommendations concerning the
                                             functions and duties of the committees of the Board.

CONTRACTS REVIEW                3            Requests, reviews and considers the information deemed       All non-interested
COMMITTEE                                    reasonably necessary to evaluate the terms of the            Trustees of the Board
                                             investment advisory and principal underwriting               (Cohn, Gunning, Gutow,
                                             agreements and the Plan of Distribution under Rule 12b-1     Hegarty, Ives, Lane,
                                             that a Fund proposes to renew or continue, and to make       Perera, Sherratt and
                                             its recommendations to the full Board of Trustees on         Thomsen)
                                             these matters.

SERVICES CONTRACTS             N/A^          Reviews and evaluates the contractual arrangements of        Gunning*, Ives*, Lane*,
COMMITTEE                                    the Fund relating to transfer agency, administrative         Sherratt* and Thomsen*
                                             services, custody, pricing and bookkeeping services and
                                             lending of portfolio securities and makes
                                             recommendations to the full Board of Trustees on these
                                             matters.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.
*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 28, 2005. As a result, no Committee meetings were held during the Fund's most recently completed fiscal year. For periods prior to September 28, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                                  Part I - A-5

                       NUMBER OF MEETINGS
NAME OF COMMITTEE      IN LAST FISCAL YEAR                           FUNCTIONS                              CURRENT MEMBERS(1)
-----------------      -------------------                           ---------                              ------------------
NOMINATION AND                  1            Recommends qualified candidates to the Board in the          All non-interested
COMPENSATION                                 event that a position is vacated or created. The             Trustees of the Board
COMMITTEE                                    Committee will consider recommendations by shareholders      (Cohn, Gunning, Gutow,
                                             when a vacancy exists. Shareholders wishing to recommend     Hegarty, Ives, Lane,
                                             candidates for Trustee for consideration by the              Perera, Sherratt and
                                             Committee may do so by writing to the Funds' Secretary       Thomsen)
                                             at the principal executive office of the Funds. Such
                                             recommendations must be accompanied by biographical and
                                             occupational data on the candidate (including whether
                                             the candidate would be an "interested person" of the
                                             Funds), a written consent of the candidate to be named
                                             as a nominee and to serve as Trustee if elected, record
                                             and ownership information for the recommending
                                             shareholder with respect to the Funds, and a description
                                             of any arrangements or understandings regarding
                                             recommendation of the candidate for consideration. The
                                             Committee is also responsible for making recommendations
                                             to the Board regarding any necessary standards or
                                             qualifications for service on the Board. The Committee
                                             also reviews and makes recommendations to the Board
                                             regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND           7            Oversees the policies, procedures, and practices of the      Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                             Funds with respect to brokerage transactions involving       Hegarty* and Ives*
COMMITTEE                                    portfolio securities as those policies, procedures, and      (ex-officio member)
                                             practices are carried out by MFS and its affiliates. The
                                             Committee also oversees the administration of the Funds'
                                             proxy voting policies and procedures by MFS. In
                                             addition, the Committee receives reports from MFS
                                             regarding the policies, procedures, and practices of MFS
                                             and its affiliates in connection with their marketing
                                             and distribution of shares of the Funds.


                                  Part I - A-6

                       NUMBER OF MEETINGS
NAME OF COMMITTEE      IN LAST FISCAL YEAR                           FUNCTIONS                              CURRENT MEMBERS(1)
-----------------      -------------------                           ---------                              ------------------
PRICING COMMITTEE               7            Oversees the determination of the value of the portfolio     Ives* (ex-officio
                                             securities and other assets held by the Funds and            member), Lane*,
                                             determines or causes to be determined the fair value of      Perera*, and Thomsen*
                                             securities and assets for which market quotations are
                                             not "readily available" in accordance with the 1940 Act.
                                             The Committee delegates primary responsibility for
                                             carrying out these functions to MFS and MFS' internal
                                             valuation committee pursuant to pricing policies and
                                             procedures approved by the Committee and adopted by the
                                             full Board, which include methodologies to be followed
                                             by MFS to determine the fair values of portfolio
                                             securities and other assets held by the Funds for which
                                             market quotations are not readily available. The
                                             Committee meets periodically with the members of MFS'
                                             internal valuation committee to review and assess the
                                             quality of fair valuation and other pricing
                                             determinations made pursuant to the Funds' pricing
                                             policies and procedures, and to review and assess the
                                             policies and procedures themselves. The Committee also
                                             exercises the responsibilities of the Board under the
                                             Amortized Cost Valuation Procedures approved by the
                                             Board on behalf of each Fund which holds itself out as a
                                             "money market fund" in accordance with Rule 2a-7 under
                                             the 1940 Act.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.
*    Non-interested or independent Trustees.

                                  Part I - A-7

PART I -- APPENDIX B

      AFFILIATED SERVICE PROVIDER COMPENSATION


      For information regarding sales charges and distribution payments paid to MFD, see Appendix D. The Funds paid compensation to their affiliated service providers over the specified periods as follows.



                                                                       PAID TO
                                                      PAID TO          MFS FOR           PAID TO               PAID TO
                              PAID TO                 MFS FOR        RETIREMENT         MFSC FOR               MFD FOR
                              MFS FOR    AMOUNT       GENERAL           PLAN            TRANSFER    AMOUNT     PROGRAM
                              ADVISORY   WAIVED    ADMINISTRATIVE  ADMINISTRATION        AGENCY     WAIVED   MANAGEMENT
         FISCAL YEAR ENDED    SERVICES   BY MFS       SERVICES     AND SERVICES(1)     SERVICES(6)  BY MFSC  SERVICES(2)
      --------------------------------------------------------------------------------------------------------------------
      CONSERVATIVE
       ALLOCATION FUND

      May 31, 2005            $      0  $       0  $       44,190  $           503(5)  $         0  $     0  $    42,047

      May 31, 2004            $      0  $  96,653  $       28,013  $             9(3)  $         0  $     0  $    22,077

      May 31, 2003+           $      0  $  57,277  $        7,923  $             0++   $         0  $     0  $     4,278(4)

      MODERATE ALLOCATION
       FUND

      May 31, 2005            $      0  $       0  $      121,023  $         5,049(5)  $         0  $     0  $    89,223

      May 31, 2004            $      0  $ 195,126  $       67,156  $           255(3)  $         0  $     0  $    41,276

      May 31, 2003+           $      0  $ 101,231  $       14,324  $             0++   $         0  $     0  $     6,006(4)

      GROWTH ALLOCATION FUND

      May 31, 2005            $      0  $       0  $      117,635  $         3,475(5)  $         0  $     0  $   112,336

      May 31, 2004            $      0  $  49,238  $       56,057  $             8(3)  $         0  $     0  $    50,691

      May 31, 2003+           $      0  $  67,430  $        9,636  $             0++   $         0  $     0  $     6,978(4)

      AGGRESSIVE GROWTH
       ALLOCATION FUND

      May 31, 2005            $      0  $       0  $       51,275  $         1,627(5)  $         0  $     0  $    87,721

      May 31, 2004            $      0  $  62,672  $       25,090  $             8(3)  $         0  $     0  $    38,774

      May 31, 2003+           $      0  $  32,365  $        4,551  $             0++   $         0  $     0  $     5,446(4)

                                                      AGGREGATE
                                                       AMOUNT
                                          AMOUNT       PAID TO
                                          WAIVED      MFS, MFSC
         FISCAL YEAR ENDED                BY MFD       AND MFD
      -----------------------------------------------------------
      CONSERVATIVE
       ALLOCATION FUND

      May 31, 2005                      $       0  $       86,740

      May 31, 2004                      $       0  $       50,099

      May 31, 2003+                     $       0  $       12,201

      MODERATE ALLOCATION
       FUND

      May 31, 2005                      $       0  $      215,295

      May 31, 2004                      $       0  $      108,687

      May 31, 2003+                     $       0  $       20,330

      GROWTH ALLOCATION FUND

      May 31, 2005                      $       0  $      233,446

      May 31, 2004                      $       0  $      106,756

      May 31, 2003+                     $       0  $       16,614

      AGGRESSIVE GROWTH
       ALLOCATION FUND

      May 31, 2005                      $       0  $      140,623

      May 31, 2004                      $       0  $       63,872

      May 31, 2003+                     $       0  $        9,997


----------

      (1) Payment solely from assets attributable to class R1, R2, R3, R4 and R5 shares.
      (2) Program management services are only rendered by MFD with respect to the 529 share classes, and payment for these services is allocated solely to those share classes. In addition to the fees disclosed, the fund paid certain out-of-pocket expenses incurred by MFSC.
      (3) Payment solely from assets attributable to class R3 shares for the period from the initial public offering of class R3 shares on October 31, 2003.
      (4) For the period from the initial public offering of the 529 share classes on July 31, 2002.
      (5) With respect to class R1, R2, R4 and R5, for the period from their initial public offering on April 1, 2005.
      (6) In addition to the fees disclosed, the fund paid certain out-of-pocket expenses incurred by MFSC.
      + For the period from the Fund's commencement of investment operations on June 28, 2002.
      ++ For the period from the initial public offering of class R shares on December 31, 2002.


                                  Part I - B-1

PART I -- APPENDIX C

      PORTFOLIO MANAGER

      COMPENSATION

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

         - BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

         - PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

            - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

            - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan, Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

      OWNERSHIP OF FUND SHARES.

      The following table shows the dollar range of equity securities of the Funds beneficially owned by the Funds' portfolio manager as of the Funds' fiscal year ended May 31, 2005. The following dollar ranges apply:

      N. None
      A. $1 - $10,000
      B. $10,001 - $50,000
      C. $50,001 - $100,000
      D. $100,001 - $500,000
      E. $500,001 - $1,000,000
      F. Over $1,000,000



                                                     DOLLAR RANGE OF EQUITY
      NAME OF PORTFOLIO MANAGER                        SECURITIES IN FUNDS
      --------------------------------------------------------------------------
       Joseph C. Flaherty, Jr.                      D (Aggressive Growth Fund)

                                                       N (All Other Funds)


                                  Part I - C-1

      OTHER ACCOUNTS.

      In addition to the Funds, the Funds' portfolio manager is responsible for the day-to-day management of certain other accounts, the number and total assets of which as of the Funds' fiscal year ended May 31, 2005, were as follows:



                                                  REGISTERED INVESTMENT             OTHER POOLED
                                                        COMPANIES                INVESTMENT VEHICLES            OTHER ACCOUNTS
                                              -----------------------------    -----------------------     -----------------------
                                              NUMBER OF                        NUMBER OF                   NUMBER OF
      NAME                                    ACCOUNTS*     TOTAL ASSETS*      ACCOUNTS*  TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS
      ----                                    ---------  ------------------    ---------  ------------     ---------  ------------
      Joseph C. Flaherty, Jr.                    4       $ 4,414,338,243.66        0          $ 0              0          $ 0


----------

      * Includes the Funds.

      Advisory fees are not based upon performance of any of the accounts identified in the table above.

      POTENTIAL CONFLICTS OF INTEREST.

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Funds and other accounts and has adopted policies and procedures designed to address such potential conflicts.

         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Funds and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In most cases, however, MFS believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

         MFS does not receive a performance fee for its management of the Funds. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds -- for instance, those that pay a higher advisory fee and/or have a performance fee.

                                  Part I - C-2

PART I -- APPENDIX D


      SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      CONSERVATIVE ALLOCATION FUND

      SALES CHARGES

      The following sales charges were paid during the specified periods:


                                     CLASS A INITIAL SALES CHARGES:                 CDSC PAID TO MFD ON:

                                                RETAINED      REALLOWED     CLASS A       CLASS B       CLASS C
            FISCAL YEAR END         TOTAL        BY MFD      TO DEALERS     SHARES        SHARES        SHARES
      ------------------------------------------------------------------------------------------------------------
      May 31, 2005              $  2,151,621  $    348,948  $  1,802,673  $      6,308  $    350,569  $     43,938

      May 31, 2004              $  2,470,041  $    399,038  $  2,071,003  $      1,567  $    188,087  $     34,295

      May 31, 2003*             $  1,381,956  $    206,832  $  1,175,124  $         74  $     55,978  $      3,381

                                     CLASS 529A INITIAL SALES CHARGES:               CDSC PAID TO MFD ON:

                                                 RETAINED      REALLOWED    CLASS 529A    CLASS 529B    CLASS 529C
            FISCAL YEAR END          TOTAL        BY MFD      TO DEALERS      SHARES        SHARES        SHARES
      -------------------------------------------------------------------------------------------------------------
      May 31, 2005               $    145,750  $     21,687  $    124,063       N/A      $      4,396  $        346

      May 31, 2004               $    125,321  $     10,799  $    114,522       N/A      $      3,086  $        506

      May 31, 2003**             $     99,485  $     15,538  $     83,947       N/A      $        107  $          0


----------

       * For the period from the Fund's commencement of investment operations on June 28, 2002.
      ** For the period from the initial public offering of the 529 share classes on July 31, 2002.

      DEALER REALLOWANCES


      As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                      DEALER REALLOWANCE AS A
      AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
         Less than $50,000                                     5.00%
         $50,000 but less than $100,000                        4.00%
         $100,000 but less than $250,000                       3.20%
         $250,000 but less than $500,000                       2.25%
         $500,000 but less than $1,000,000                     1.70%
         $1,000,000 or more                                    None*

----------
      *  A CDSC will apply to such purchase for Class A shares only.

                                  Part I - D-1

      DISTRIBUTION PLAN PAYMENTS


      During the fiscal year ended May 31, 2005, the Fund made the following Distribution Plan payments:



                                            AMOUNT OF DISTRIBUTION AND SERVICE FEES:

        CLASS OF SHARES          PAID BY FUND          RETAINED BY MFD         PAID TO DEALERS
      ---------------------------------------------------------------------------------------------
        Class A Shares           $   678,502             $   209,628             $   468,874

        Class B Shares           $ 1,515,793             $ 1,137,026             $   378,767

        Class C Shares           $ 1,042,668             $       194             $ 1,042,474

        Class R Shares           $    47,110             $    23,555             $    23,555

        Class R1 Shares+         $        63             $        42             $        21

        Class R2 Shares+         $        42             $        21             $        21

        Class R3 Shares          $       822             $       411             $       411

        Class R4 Shares+         $        21             $         0             $        21

        Class 529A Shares        $    32,366             $     9,843             $    22,523

        Class 529B Shares        $    14,373             $    10,827             $     3,546

        Class 529C Shares        $    61,341             $    46,656             $    14,685


----------

      + For the period from the initial public offering of class R1, R2, and R4 shares on April 1, 2005.

      Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs.


                                  Part I - D-2

      MODERATE ALLOCATION FUND

      SALES CHARGES

      The following sales charges were paid during the specified periods:


                                     CLASS A INITIAL SALES CHARGES:              CDSC PAID TO MFD ON:

                                                RETAINED     REALLOWED      CLASS A     CLASS B      CLASS C
         FISCAL YEAR END           TOTAL         BY MFD     TO DEALERS      SHARES      SHARES       SHARES
      -----------------------------------------------------------------------------------------------------------
      May 31, 2005              $ 6,349,546   $   968,657   $ 5,380,889    $ 20,995    $ 800,330    $ 94,892

      May 31, 2004              $ 7,179,355   $ 1,122,112   $ 6,057,243    $  7,224    $ 348,131    $ 60,391

      May 31, 2003*             $ 2,357,802   $   336,397   $ 2,021,405    $    242    $  51,031    $  8,059

                                   CLASS 529A INITIAL SALES CHARGES:             CDSC PAID TO MFD ON:

                                                RETAINED     REALLOWED    CLASS 529A   CLASS 529B  CLASS 529C
         FISCAL YEAR END           TOTAL         BY MFD     TO DEALERS      SHARES       SHARES      SHARES
      -----------------------------------------------------------------------------------------------------------
      May 31, 2005              $   421,378   $    62,950   $   358,428       N/A      $   8,442    $    455

      May 31, 2004              $   429,291   $    44,200   $   385,091       N/A      $   1,795    $     39

      May 31, 2003**            $   178,555   $    26,537   $   152,018       N/A      $       0    $     20


----------

       * For the period from the Fund's commencement of investment operations on June 28, 2002.
      ** For the period from the initial public offering of the 529 share classes on July 31, 2002.

      DEALER REALLOWANCES


      As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                      DEALER REALLOWANCE AS A
      AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
         Less than $50,000                                     5.00%
         $50,000 but less than $100,000                        4.00%
         $100,000 but less than $250,000                       3.20%
         $250,000 but less than $500,000                       2.25%
         $500,000 but less than $1,000,000                     1.70%
         $1,000,000 or more                                    None*

----------
      *  A CDSC will apply to such purchase for Class A shares only.

                                  Part I - D-3

      DISTRIBUTION PLAN PAYMENTS


      During the fiscal year ended May 31, 2005, the Fund made the following Distribution Plan payments:



                                                 AMOUNT OF DISTRIBUTION AND SERVICE FEES:

        CLASS OF SHARES                PAID BY FUND          RETAINED BY MFD       PAID TO DEALERS
      -----------------------------------------------------------------------------------------------
        Class A Shares                 $  1,844,512            $   551,640           $ 1,292,872

        Class B Shares                 $  4,101,775            $ 3,076,763           $ 1,025,012

        Class C Shares                 $  2,797,411            $     1,757           $ 2,795,654

        Class R Shares                 $    185,334            $    92,669           $    92,665

        Class R1 Shares+               $         63            $        42           $        21

        Class R2 Shares+               $         42            $        21           $        21

        Class R3 Shares                $      9,912            $     4,983           $     4,929

        Class R4 Shares+               $         21            $         0           $        21

        Class 529A Shares              $     65,726            $    20,750           $    44,976

        Class 529B Shares              $     80,815            $    60,714           $    20,101

        Class 529C Shares              $     88,287            $    66,290           $    21,997


----------

      + For the period from the initial public offering of class R1, R2, and R4 shares on April 1, 2005.

      Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs.


                                  Part I - D-4

      GROWTH ALLOCATION FUND

      SALES CHARGES

      The following sales charges were paid during the specified periods:


                                     CLASS A INITIAL SALES CHARGES:               CDSC PAID TO MFD ON:

                                                RETAINED     REALLOWED     CLASS A      CLASS B     CLASS C
           FISCAL YEAR END         TOTAL         BY MFD     TO DEALERS     SHARES       SHARES      SHARES
      ---------------------------------------------------------------------------------------------------------
      May 31, 2005              $ 6,754,236   $   998,242   $ 5,755,994    $ 20,698    $ 626,091    $ 77,988

      May 31, 2004              $ 6,723,339   $   990,270   $ 5,733,069    $  3,381    $ 244,044    $ 52,863

      May 31, 2003*             $ 1,561,245   $   216,661   $ 1,344,584    $    328    $ 113,712    $  3,574

                                   CLASS 529A INITIAL SALES CHARGES:             CDSC PAID TO MFD ON:

                                                RETAINED     REALLOWED    CLASS 529A   CLASS 529B  CLASS 529C
           FISCAL YEAR END         TOTAL         BY MFD     TO DEALERS      SHARES       SHARES      SHARES
      ---------------------------------------------------------------------------------------------------------
      May 31, 2005              $   455,082   $    67,642   $   387,440       N/A      $   8,331    $    339

      May 31, 2004              $   434,346   $    45,696   $   388,650       N/A      $   1,681    $     30

      May 31, 2003**            $   122,379   $    17,783   $   104,596       N/A      $     330    $      0


----------

       * For the period from the Fund's commencement of investment operations on June 28, 2002.
      ** For the period from the initial public offering of the 529 share classes on July 31, 2002.

      DEALER REALLOWANCES


      As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                      DEALER REALLOWANCE AS A
      AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
        Less than $50,000                                      5.00%
        $50,000 but less than $100,000                         4.00%
        $100,000 but less than $250,000                        3.20%
        $250,000 but less than $500,000                        2.25%
        $500,000 but less than $1,000,000                      1.70%
        $1,000,000 or more                                     None*

----------
      * A CDSC will apply to such purchase for Class A shares only.

                                  Part I - D-5

      DISTRIBUTION PLAN PAYMENTS


      During the fiscal year ended May 31, 2005, the Fund made the following Distribution Plan payments:



                                                 AMOUNT OF DISTRIBUTION AND SERVICE FEES:

        CLASS OF SHARES                PAID BY FUND          RETAINED BY MFD       PAID TO DEALERS
      -----------------------------------------------------------------------------------------------
        Class A Shares                 $  1,773,627            $   522,849           $  1,250,778

        Class B Shares                 $  3,790,759            $ 2,843,308           $    947,451

        Class C Shares                 $  2,675,790            $       366           $  2,675,424

        Class R Shares                 $    167,200            $    83,603           $     83,597

        Class R1 Shares+               $         62            $        41           $         21

        Class R2 Shares+               $         42            $        21           $         21

        Class R3 Shares                $      6,770            $     3,406           $      3,364

        Class R4 Shares+               $         21            $         0           $         21

        Class 529A Shares              $     68,495            $    21,525           $     46,970

        Class 529B Shares              $    162,579            $   121,993           $     40,586

        Class 529C Shares              $     91,064            $    68,481           $     22,583


----------

      + For the period from the initial public offering of class R1, R2, and R4 shares on April 1, 2005.

      Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs.


                                  Part I - D-6

      AGGRESSIVE GROWTH ALLOCATION FUND

      SALES CHARGES

      The following sales charges were paid during the specified periods:


                                     CLASS A INITIAL SALES CHARGES:              CDSC PAID TO MFD ON:

                                                RETAINED     REALLOWED     CLASS A      CLASS B     CLASS C
           FISCAL YEAR END         TOTAL         BY MFD     TO DEALERS     SHARES       SHARES      SHARES
      ----------------------------------------------------------------------------------------------------------
      May 31, 2005              $ 2,180,281   $   300,452   $ 1,879,829    $ 15,092    $ 218,713    $ 38,758

      May 31, 2004              $ 2,038,796   $   288,437   $ 1,750,359    $ 15,295    $  85,205    $ 20,988

      May 31, 2003*             $   366,827   $    49,760   $   317,067    $ 12,921    $   6,726    $  1,909

                                     CLASS 529A INITIAL SALES CHARGES:           CDSC PAID TO MFD ON:

                                                RETAINED     REALLOWED    CLASS 529A  CLASS 529B   CLASS 529C
           FISCAL YEAR END         TOTAL         BY MFD     TO DEALERS      SHARES      SHARES       SHARES
      ----------------------------------------------------------------------------------------------------------
      May 31, 2005              $   465,737   $    70,043   $   395,694       N/A      $   8,847    $    733

      May 31, 2004              $   356,096   $    35,163   $   320,933       N/A      $   2,467    $     15

      May 31, 2003**            $    88,775   $    13,121   $    75,654       N/A      $     330    $      0


----------

       * For the period from the Fund's commencement of investment operations on June 28, 2002.
      ** For the period from the initial public offering of the 529 share classes on July 31, 2002.

      DEALER REALLOWANCES


      As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                       DEALER REALLOWANCE AS A
       AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
          Less than $50,000                                      5.00%
          $50,000 but less than $100,000                         4.00%
          $100,000 but less than $250,000                        3.20%
          $250,000 but less than $500,000                        2.25%
          $500,000 but less than $1,000,000                      1.70%
          $1,000,000 or more                                     None*

----------
      *  A CDSC will apply to such purchase for Class A shares only.

                                  Part I - D-7

      DISTRIBUTION PLAN PAYMENTS


      During the fiscal year ended May 31, 2005, the Fund made the following Distribution Plan payments:



                                                 AMOUNT OF DISTRIBUTION AND SERVICE FEES:

        CLASS OF SHARES                PAID BY FUND          RETAINED BY MFD       PAID TO DEALERS
      -------------------------------------------------------------------------------------------------
        Class A Shares                 $    814,502             $  253,475           $    561,027

        Class B Shares                 $  1,321,358             $  991,339           $    330,019

        Class C Shares                 $  1,042,875             $      136           $  1,042,739

        Class R Shares                 $     78,887             $   39,447           $     39,440

        Class R1 Shares+               $         62             $       41           $         21

        Class R2 Shares+               $         42             $       21           $         21

        Class R3 Shares                $      3,074             $    1,565           $      1,509

        Class R4 Shares+               $         21             $        0           $         21

        Class 529A Shares              $     55,972             $   19,624           $     36,348

        Class 529B Shares              $    149,161             $  111,961           $     37,200

        Class 529C Shares              $     41,805             $   31,473           $     10,332


----------

      + For the period from the initial public offering of class R1, R2, and R4 shares on April 1, 2005.

      Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs.


                                  Part I - D-8

PART I -- APPENDIX E


      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      BROKERAGE COMMISSIONS

      The following brokerage commissions were paid by each Fund during the specified time periods:


                                                  BROKERAGE COMMISSIONS
               FISCAL YEAR END                        PAID BY FUND
      -----------------------------------------------------------------------
          May 31, 2005                                    None

          May 31, 2004                                    None

          May 31, 2003                                    None



      SECURITIES ISSUED BY REGULAR BROKER-DEALERS

      During the fiscal year ended May 31, 2005, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following values as of May 31, 2005:



                                                                                VALUE OF SECURITIES
               BROKER-DEALER                           FUND                      AS OF MAY 31, 2005
      ------------------------------------------------------------------------------------------------
                    Societe Generale      Conservative Allocation Fund              $    442,000

                    None                  Moderate Allocation Fund                           N/A

                    Societe Generale      Growth Allocation Fund                    $  1,885,000

                    Societe Generale      Aggressive Growth Allocation Fund         $    428,000



      TRANSACTIONS WITH RESEARCH FIRMS

      During the fiscal year ended May 31, 2005, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



               DOLLAR AMOUNT OF                    COMMISSIONS PAID ON
              TRANSACTIONS WITH                     TRANSACTIONS WITH
                RESEARCH FIRMS                       RESEARCH FIRMS
      ------------------------------------------------------------------------
                   None                                  None


----------

      (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.


                                  Part I - E-1

PART I -- APPENDIX F


      SHARE OWNERSHIP

      OWNERSHIP BY TRUSTEES AND OFFICERS


      As of August 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of any class of a Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2004.


      The following dollar ranges apply:
      N. None
      A. $1 - $10,000
      B. $10,001 - $50,000
      C. $50,001 - $100,000
      D. Over $100,000


                                                                              AGGREGATE DOLLAR RANGE
                                               DOLLAR RANGE OF EQUITY     OF EQUITY SECURITIES IN ALL MFS
      NAME OF TRUSTEE                            SECURITIES IN FUND          FUNDS OVERSEEN BY TRUSTEE
      ----------------------------------------------------------------------------------------------------
      INTERESTED TRUSTEES

      Robert J. Manning                                  N                              D

      Robert C. Pozen                                    N                              D

      NON-INTERESTED TRUSTEES

      Lawrence H. Cohn, M.D.                             C (Moderate Fund)              D

      David H. Gunning(1)                                N                              D

      William R. Gutow                                   N                              D

      Michael Hegarty(1)                                 N                              N

      J. Atwood Ives                                     N                              D

      Amy B. Lane(1)                                     N                              A

      Lawrence T. Perera                                 N                              D

      William J. Poorvu                                  N                              D

      J. Dale Sherratt                                   N                              D

      Laurie J. Thomsen(1)                               N                              N


----------

      (1) Mr. Gunning and Ms. Lane became Trustees of the Funds on January 27, 2004, Mr. Hegarty became a Trustee of the Funds on December 16, 2004, and Ms. Thomsen became a Trustee of the Funds on March 23, 2005.


                                  Part I - F-1

      25% OR GREATER OWNERSHIP


      The following table identifies, for each Fund, those investors who own 25% or more of a Fund's shares (all share classes taken together) as of August 31, 2005, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.


                                          JURISDICTION OF ORGANIZATION
       NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)              PERCENTAGE OWNERSHIP
      -------------------------------------------------------------------------------------------------
                   None

      5% OR GREATER OWNERSHIP OF SHARE CLASS


      The following table identifies those investors who own 5% or more of any class of a Fund's shares as of August 31, 2005. All holdings are of record unless indicated otherwise.



      NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                         PERCENTAGE
      ------------------------------------------------------------------------------------------------------
      Merrill Lynch, Pierce Fenner & Smith, Inc.    Conservative Fund -- Class A                  6.01%
      (For the Sole Benefit of its Customers)       Conservative Fund -- Class B                  5.40%
      4800 Deer Lake Drive East                     Conservative Fund -- Class C                 21.46%
      Jacksonville, FL 32246                        Conservative Fund -- Class R                  7.45%
                                                    Moderate Fund -- Class B                      5.78%
                                                    Moderate Fund -- Class C                     26.65%
                                                    Moderate Fund -- Class R                     15.88%
                                                    Growth Fund -- Class C                       24.65%
                                                    Aggressive Growth Fund -- Class C            22.96%

      Citigroup Global Markets Inc.                 Aggressive Growth Fund -- Class C             6.81%
      Surpas House Account
      ATTN Cindy Tempesta 7th Floor
      333 W 34th St
      New York, NY 10001-2402

      TRS MFS Def Contribution Plan                 Conservative Fund -- Class I                 24.20%
      c/o Mark Leary                                Moderate Fund -- Class I                      8.34%
      MFS Investment Management                     Growth Fund -- Class I                       17.95%
      500 Boylston St., 6th FL                      Aggressive Growth Fund -- Class I            25.56%
      Boston, MA 02116-3740

      TRS MFS 401K Plan                             Conservative Fund -- Class I                 14.59%
      c/o Mark Leary                                Growth Fund -- Class I                        9.04%
      MFS Investment Management                     Aggressive Growth Fund -- Class I            16.47%
      500 Boylston St., 6th FL
      Boston, MA 02116-3740

      Charles Barker TTEE                           Growth Fund -- Class R3                       6.56%
      Charles Barker Enterprises Inc.               Aggressive Growth Fund -- Class R3            8.79%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Ellenberger & Reedy Trustees                  Conservative Fund -- Class R1                21.62%
      Berks Plastic Surgery Inst P.C. 401           Moderate Fund -- Class R1                    16.19%
      Attn: C. Giorgi VP - RSI                      Growth Fund -- Class R1                       6.21%
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116


                                  Part I - F-2

      NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                         PERCENTAGE
      ------------------------------------------------------------------------------------------------------
      MFS Heritage Trust Company Trustee            Moderate Fund -- Class R3                     5.90%
      Bertucci's Corporation 401K Plan
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      David Campbell MD PA                          Aggressive Growth Fund -- Class R1           76.19%
      David Campbell MD PA
      David Campbell
      PO Box 3248
      Tequesta, FL 33468

      T.T. Delon Kathy Faist Herb Juran             Moderate Fund -- Class R2                    87.92%
      Delon Oldsmobile 401K P/S Plan                Growth Fund -- Class R2                      28.76%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Dennis Deetz & Darrick W. Simpson             Moderate Fund -- Class R1                     5.51%
      Dermac Mfg. Inc. 401K Plan                    Growth Fund -- Class R1                       7.02%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Hood, Martin, Richards & Talbert              Conservative Fund -- Class R1                18.63%
      Diagnostic Cardiology Group 401K              Growth Fund -- Class R1                      22.36%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Ira Ginsberg Trustee                          Growth Fund -- Class R3                       9.01%
      Ginsberg's Institutional Foods Inc.           Aggressive Growth Fund -- Class R3           14.25%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Hoerr, Grangetto & Templeton TTEE             Conservative Fund -- Class R3                14.53%
      Grangettos Farm & Garden Supply 401
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Greg Holt Trustee                             Moderate Fund -- Class R3                    21.24%
      Holt Motors 401K Plan
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116


                                  Part I - F-3

      NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                         PERCENTAGE
      ------------------------------------------------------------------------------------------------------
      MFS Heritage Trust Company Trustee            Moderate Fund -- Class R3                    12.03%
      Fair-Rite Products Corp 401(K) Plan           Growth Fund -- Class R3                       5.97%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      MFS Heritage Trust Company TTEE               Conservative Fund -- Class R                 10.34%
      Odyssey Healthcare 401K Plan
      Attn: C. Giorgi VP - RSI
      500 Boylston Street
      Boston, MA 02116

      MFS Heritage Trust Company                    Conservative Fund -- Class R3                 7.62%
      Pizza Co Inc 401K Plan                        Growth Fund -- Class R3                      10.94%
      Attn: C. Giorgi VP - RSI                      Aggressive Growth Fund -- Class R3            9.92%
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      MFS Heritage Trust Company Custodian          Aggressive Growth Fund -- Class R2           56.65%
      QSAC, INC. 403(B) Plan
      Attn: C. Giorgi VP - RSI
      500 Boylston Street
      Boston, MA 02116

      Charles & Ernest Leggett Trustees             Aggressive Growth Fund -- Class R1            6.71%
      Leggett, Inc. 401(K) Profit SP
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      William Libman & Robert Libman TRS            Conservative Fund -- Class R3                39.73%
      The Libman Company 401(K) Plan                Moderate Fund -- Class R3                    17.84%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Barella Rado Geney & Carpenter TRS            Moderate Fund -- Class R                      6.10%
      North Bay Construction Inc. P/S Plan
      Attn: C. Giorgi VP - RSI
      500 Boylston Street
      Boston, MA 02116

      Kenneth Bean & Fred Rayner TTEES              Growth Fund -- Class R3                      10.98%
      Pegasus Logistics Group 401(K) Plan
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116


                                  Part I - F-4

      NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                         PERCENTAGE
      ------------------------------------------------------------------------------------------------------
      Mark A. Price, Trustee                        Moderate Fund -- Class R1                    31.04%
      Mark Price, D.D.S. 401(K) Plan                Growth Fund -- Class R1                      14.52%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      P Meadows H Sherman TTEES                     Conservative Fund -- Class R4                31.51%
      Primecare Physician Assoc 401(K) PSP          Moderate Fund -- Class R4                    73.80%
      Attn: C. Giorgi VP - RSI                      Growth Fund -- Class R4                      84.52%
      MFS Investment Management                     Aggressive Growth Fund -- Class R4           79.12%
      500 Boylston Street
      Boston, MA 02116

      Joey A. Prince, Trustee                       Conservative Fund -- Class R                  5.45%
      Prince Service & Mfg. P/S/P & Trust           Aggressive Growth Fund -- Class R             7.76%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Reliance Trust Company TTEE                   Conservative Fund -- Class I                 50.23%
      Dean Foods 401K Plan                          Moderate Fund -- Class I                     61.54%
      Atlanta, GA                                   Growth Fund -- Class I                       44.37%
                                                    Aggressive Growth Fund -- Class I            41.95%

      Reliance Trust Company TTEE                   Moderate Fund -- Class I                     11.46%
      Dean Foods Union 401K Plan                    Growth Fund -- Class I                        8.20%
      Atlanta, GA

      Reliance Trust Company TTEE                   Aggressive Growth Fund -- Class A            12.73%
      MGM Mirage 401(K) Ret. Savings Plan
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Rich 401(K) Plan                              Moderate Fund -- Class I                      9.64%
      One Robert Rich Way                           Growth Fund -- Class I                       15.52%
      Buffalo, NY 14240-0245                        Aggressive Growth Fund -- Class I             7.44%

      P., M., & C. Nickum, Trustees                 Growth Fund -- Class R3                       6.27%
      Rocky Mountain Hardware Inc. 401(K)
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Cindy R. Cheek TTEE                           Moderate Fund -- Class R1                     8.19%
      The Special Children's School Retir           Growth Fund -- Class R1                      11.97%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116


                                  Part I - F-5

      NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                         PERCENTAGE
      ------------------------------------------------------------------------------------------------------
      Elwood Hertzog, Michael Burke TTEE            Growth Fund -- Class R2                      12.46%
      Spectra Lux Corp. 401(K) Plan                 Aggressive Growth Fund -- Class R2           15.67%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Robert Trethewey, George Trethewey            Conservative Fund -- Class R3                 5.92%
      Trethewey Bros. Inc 401(K) PSP
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      D. Jensen & D. Child, Trustees                Conservative Fund -- Class R3                10.97%
      USU Community CU 401(K) Ret Savings P         Growth Fund -- Class R3                       6.61%
      Attn: C. Giorgi VP - RSI                      Aggressive Growth Fund -- Class R3            7.26%
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Chris Wallace Trustee                         Growth Fund -- Class R3                      17.44%
      Wallace Chevrolet-Oldsmobile Inc              Aggressive Growth Fund -- Class R3            5.33%
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Wakefield, Higgins & Olson TTEE               Aggressive Growth Fund -- Class R3           23.48%
      Westport Shipyard, Inc. 401(K) PSP
      Attn: C. Giorgi VP - RSI
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116

      Catherine Z McConnell - Trustee               Moderate Fund -- Class R1                    13.89%
      Zahncor, Inc. 401(K) Plan                     Growth Fund -- Class R1                      14.60%
      Attn: C. Giorgi VP - RSI                      Aggressive Growth Fund -- Class R1            8.09%
      MFS Investment Management
      500 Boylston Street
      Boston, MA 02116


                                  Part I - F-6

      NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                         PERCENTAGE
      ------------------------------------------------------------------------------------------------------
      Massachusetts Financial                       Conservative Fund -- Class R1                 52.77%
      Services Co                                   Conservative Fund -- Class R2                 95.50%
      Attn: Thomas Hastings 9th  FL                 Conservative Fund -- Class R4                 68.48%
      500 Boylston St                               Conservative Fund -- Class R5                100.00%
      Boston, MA 02116-3740                         Moderate Fund -- Class R1                     16.89%
                                                    Moderate Fund -- Class R2                      9.91%
                                                    Moderate Fund -- Class R4                     26.19%
                                                    Moderate Fund -- Class R5                    100.00%
                                                    Growth Fund -- Class R1                       19.90%
                                                    Growth Fund -- Class R2                       58.77%
                                                    Growth Fund -- Class R4                       15.47%
                                                    Growth Fund -- Class R5                      100.00%
                                                    Agressive Growth Fund -- Class R1              7.68%
                                                    Agressive Growth Fund -- Class R2             27.68%
                                                    Agressive Growth Fund -- Class R4             20.87%
                                                    Agressive Growth Fund -- Class R5            100.00%

      MFS 529 Savings Plan                          Conservative Fund -- Class 529A                 100%
      c/o Mass. Financial Services Co.              Conservative Fund -- Class 529B                 100%
      500 Boylston Street                           Conservative Fund -- Class 529C                 100%
      Boston, MA 02116                              Moderate Fund -- Class 529A                     100%
                                                    Moderate Fund -- Class 529B                     100%
                                                    Moderate Fund -- Class 529C                     100%
                                                    Growth Fund -- Class 529A                       100%
                                                    Growth Fund -- Class 529B                       100%
                                                    Growth Fund -- Class 529C                       100%
                                                    Aggressive Growth Fund -- Class 529A            100%
                                                    Aggressive Growth Fund -- Class 529B            100%
                                                    Aggressive Growth Fund -- Class 529C            100%


                                  Part I - F-7

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through June 1, 2005, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                           PAGE
I      Management of the Fund ..........................................      1
       Trustees/Officers ...............................................      1
       Investment Adviser ..............................................      1
       Administrator ...................................................      2
       Custodian .......................................................      2
       Shareholder Servicing Agent .....................................      3
       Distributor .....................................................      3
       Program Manager .................................................      3
       Codes of Ethics .................................................      3
II     Principal Share Characteristics .................................      3
       Class A, Class 529A and Class J Shares ..........................      3

       Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
       Class R2, Class R3, Class R4, Class R5 and Class I Shares .......      4

       Waiver of Sales Charges .........................................      4

       Financial Intermediary Commissions and Concessions ..............      4
       General .........................................................      5

III    Distribution Plan ...............................................      5
       Features Common to Each Class of Shares .........................      5
       Features Unique to Each Class of Shares .........................      6
IV     Investment Techniques, Practices, Risks and Restrictions.........      7
V      Net Income and Distributions ....................................      7
       Money Market Funds ..............................................      7

       Other Funds .....................................................      8

VI     Tax Considerations ..............................................      8
       Taxation of the Fund ............................................      8

       Taxation of Shareholders ........................................      9
       Special Rules for Municipal Fund Distributions ..................     13
       Special Considerations for 529 Share Classes ....................     13
VII    Portfolio Transactions and Brokerage Commissions ................     14
VIII   Disclosure of Portfolio Holdings ................................     15
IX     Determination of Net Asset Value ................................     17
       Money Market Funds ..............................................     17
       Other Funds .....................................................     17
X      Shareholder Services ............................................     18
       Investment and Withdrawal Programs ..............................     18
       Exchange Privilege ..............................................     20
       Tax-Deferred Retirement Plans ...................................     21
       Qualified Tuition Programs ......................................     22
XI     Description of Shares, Voting Rights and Liabilities ............     22

       Appendix A -- Waivers of Sales Charges ..........................    A-1
       Appendix B -- Financial Intermediary Commissions and Concessions     B-1
       Appendix C -- Investment Techniques, Practices and Risks ........    C-1
       Appendix D -- Description of Bond Ratings .......................    D-1
       Appendix E -- Trustees and Officers -- Identification and
                     Background ........................................    E-1
       Appendix F -- Investment Restrictions ...........................    F-1
       Appendix G -- Proxy Voting Policies and Procedures ..............    G-1
       Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                     Ongoing Basis .....................................    H-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS

      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER

      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


        Each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                                        0.01370%
        Next $2.5 billion                                       0.01015%
        Next $2.5 billion                                       0.00047%
        In excess of $7 billion                                 0.00000%

        In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares.

    CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective March 1, 2005 each Fund pays MFSC a fee based on its average daily net assets equal to 0.1159%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.


        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.


      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.


      FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

      GENERAL
      Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      RULE 12B-1 PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
      Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.


        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution- related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

      CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.


        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


        If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.


        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


        In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long- term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.


      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.


      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) properly designated distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"). This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.


        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


        The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.


        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.


        If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      UNDERLYING FUNDS
      If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

        If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as" "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as" "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

        Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as" "qualified dividend income"; otherwise, it will be taxable as ordinary income.

        The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or
      (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

        Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.


      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.


      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

        If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

VIII  DISCLOSURE OF PORTFOLIO HOLDINGS.

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

        Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

        Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed:
      (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.


      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of May 23, 2005, and any additions, modifications or deletions to this list that have occurred since May 23, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX    DETERMINATION OF NET ASSET VALUE
      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic
      Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group
      (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).


        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE

      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


      EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A, Class I and Class 529A shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans qualified under Internal Revenue Code Section 401(a) or 403(b) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market.

        Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class R, Class R1 and Class R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).


        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

        Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

        For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

        Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

        MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.

        MFS and its affiliates are responsible for providing recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                            AVAILABLE SHARE CLASS
      ----------------                            ---------------------

      Between $0 and less than $1 million        Class R1 shares
      $1 million and less than $10 million       Class R2 and Class R3 shares
      $10 million and less than $100 million     Class R4 shares
      $100 million or over                       Class R5 or Class I shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

      QUALIFIED TUITION PROGRAMS
      Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR
   PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------
  o To the extent that redemption proceeds are used to pay expenses (or certain participant                 x         x        x
    expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan participants of loans from          x         x         x        x
    401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an account with MFSC between July 1, 1996 and                              x
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                             x
    Plus product and which established its account with MFSC on or after January 1, 1999
    (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                       x         x        x
    maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o All MFS Serviced Plans.                                                                                                    x
-----------------------------------------------------------------------------------------------------------------------------------

  o Transfers due to the eligibility of a MFS Serviced Plan to move its investment into a         x         x         x        x
    new share class under certain eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                           x                            x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                       x         x

      => Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
         MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

      => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its
         Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization demonstrates to the                  x         x
    satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
    30, 2001) or $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under
    ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                          x         x        x
    disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions due to death, disability,                     x         x        x
    financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                           x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                      x         x        x
    amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                      x         x        x
    termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                   x         x        x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of                  x         x        x
    the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS
    Funds. The sales charges will be waived in the case of a redemption of all of the 401(a)
    or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds
    (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner, ESP x participant, SRO Plan participant or                x
    401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in connection with certain automatic                    x         x        x
    withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                    x
    participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales charges with respect to the shares                 x         x        x
    being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts whose financial intermediaries          x         x
    have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of        x         x
    distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
   A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant        x         x         x        x
    to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------

  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES

-----------------------------------------------------------------------------------------------------------------------------------

  o The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed      x         x         x        x
    on certain redemptions of Class A, Class B and Class C shares, are waived where Class
    529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or Class
    C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or administrators have entered         x         x
    into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to pay for qualified higher                      x         x        x
    education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the account beneficiary has received a scholarship, up to the                     x         x        x
    amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the 529 plan x x account beneficiary if the                            x        x
    shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares acquired as a result of the conversion of the USA CollegeConnect 529 Plan to the       x         x
    MFS 529 Savings Plan (shares acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, Class 529B, and Class 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------


5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain reinvestment.                                x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions of dividends and capital           x         x         x        x
    gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees (including former employees)       x         x         x        x
    and agents of MFS, Sun Life or any of their subsidiary companies.

-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any investment company for which MFD      x         x         x        x
    serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners, officers and trustees of any               x         x         x        x
    sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives of financial intermediaries.       x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such individual identified above and         x         x         x        x
    their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.           x         x         x        x
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                     x         x         x
    account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law firms acting as trustee or           x         x
    manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A shares and the contingent            x         x
    deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                             x        x
    year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on the account of the death of the account owner (e.g., shares redeemed                           x        x
    by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the disability of the account owner if shares are held                              x        x
    either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers (including registered investment       x         x
    advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                       x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an up                                   x
    front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.


      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by a financial intermediaries during a specified sales period.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------

    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.


      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.


      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediaries discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES
    For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                                  DISTRIBUTION    QUARTERLY
          CLASS                                    PLAN RATE         RATE
          -----                                   -----------     ---------
    Class R1                                         0.75%         0.1875%
    Class R, Class R2 and Class R3                   0.50%         0.1250%
    Class R4                                         0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");


      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");


      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

        o Retail Marketing Support Payments;

        o Program Support Payments;

        o Processing Support Payments; and

        o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of December 31, 2004) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since December 31, 2004 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of June 1, 2005:

    A. G. Edwards & Sons

    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express

    American United Life
    Amvescap

    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc

    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network

    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.

    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company

    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.

    New York Life Insurance and Annuity Corp

    Northwestern Mutual Investment Services

    Prudential Investment Management Services

    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets

    T. Rowe Price

    The 401K Company

    The Vanguard Group

    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments

    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC

    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since June 1, 2005 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                          MFS FUNDS BOARD

                                       TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and officers of the trust, as of June 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                             POSITION(s) HELD          TRUSTEE/OFFICER              PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH             WITH FUND                  SINCE(1)                  FIVE YEARS & OTHER DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Trustee and President   April 2005; December          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   2004 - March 2005             Executive Officer, President, Chief Investment
                                                  (Advisory Trustee);           Officer and Director
                                                  February - December
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Trustee                 April 2005; December          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                   2004 - March 2005             (since February 2004); Harvard Law
                                                  (Advisory Trustee);           School (education), John Olin Visiting Professor
                                                  February - December           (since July 2002); Secretary of Economic Affairs,
                                                  2004 (Trustee)                The Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice
                                                                                Chairman (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July 2001);
                                                                                Bell Canada Enterprises (telecommunications),
                                                                                Director; Medtronic, Inc. (medical technology),
                                                                                Director; Telesat (satellite communications),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992                 Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                              services company), Chairman, Trustee and Chief
                                                                                Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993                   Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery
-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004                  Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/ Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993                 Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004                 Retired; AXA Financial (financial services and
(born 12/21/44)                                                                 insurance), Vice Chairman and Chief Operating
                                                                                Officer (until May 2001); The Equitable Life
                                                                                Assurance Society (insurance), President and Chief
                                                                                Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004                  Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment trust),
                                                                                Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981                     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993                   Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional
                                                                                products), Chief Executive Officer (until May
                                                                                2001)
-----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Trustee                 April 2005 (Trustee);         Private investor; Prism Venture Partners (venture
(born 08/05/57)                                   December 2004 - March         capital), Co-founder and General Partner (until
                                                  2005 (Advisory                June 2004); St. Paul Travelers Companies
                                                  Trustee)                      (commercial property liability insurance),
                                                                                Director
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Trustee   February 2004                 Massachusetts Financial Services Company, Chief
(born 10/20/63)                                   (President); April            Executive Officer, President, Chief Investment
                                                  2005 (Trustee);               Officer and Director
                                                  December 2004 - March
                                                  2005 (Advisory
                                                  Trustee); February -
                                                  December 2004
                                                  (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004                Massachusetts Financial Services Company,
(born 12/1/56)                                                                  Executive Vice President, General Counsel and
                                                                                Secretary (since April 2004); Hale and Dorr LLP
                                                                                (law firm), Partner (prior to April 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003                      Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman& Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President
                                                                                (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)         Treasurer               May 2005                      Massachusetts Financial Services Company,
(born 12/01/58)                                                                 Executive Vice President and Chief Regulatory
                                                                                Officer (since March 2004); Fidelity Management &
                                                                                Research Company, Vice President (prior to March
                                                                                2004); Fidelity Group of Funds, President and
                                                                                Treasurer (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary     September 2004                Massachusetts Financial Services Company, Vice
(born 11/11/64)           and Assistant Clerk                                   President, Senior Counsel and Assistant Secretary
                                                                                (since June 2004); Affiliated Managers Group,
                                                                                Inc., Chief Legal Officer/ Centralized Compliance
                                                                                Program (January to April 2004); Fidelity Research
                                                                                & Management Company, Assistant General Counsel
                                                                                (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997                    Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President
-----------------------------------------------------------------------------------------------------------------------------------
Susan Newton(3)           Assistant Secretary and May 2005                      Massachusetts Financial Services Company, Senior
(born 03/07/50)           Assistant Clerk                                       Vice President and Assistant General Counsel
                                                                                (since April 2005); John Hancock Advisers, LLC,
                                                                                Senior Vice President, Secretary and Chief Legal
                                                                                Officer (prior to April 2005); John Hancock Group
                                                                                of Funds, Senior Vice President, Secretary and
                                                                                Chief Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004                     Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                                    Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and
                                                                                Director (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990                Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Ives and Sherratt and Mses. Lane and
Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

The Trust held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

               (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

               (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

               (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

               (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

               (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

               (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

               (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                  *    *    *    *

                    UNE PROXY VOTING POLICIES AND PROCEDURES
      UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                               AUDITOR STANDARDS
                                    AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances:
      uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

      This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

          o breach of duty of loyalty;

          o omissions not committed in good faith or acts committed intentionally or in violation of the law;

          o acts involving unlawful purchase or redemption of stock;

          o payment of unlawful dividends; or

          o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                  COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                    OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                       INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                    SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                  SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                               RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                           ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE
    -----------------                                                  ---------------------
    BARRA, Inc. .....................................................  Analytical tool
    Bloomberg L.P. ..................................................  Analytical tool
    Bowne ...........................................................  Typesetting and Printing Services
    Carol Norton ....................................................  Independent Contractor-Proxy Voting

    Data Solutions, Inc. ............................................  Software Vendor
    Deloitte & Touche LLP ...........................................  Auditor

    Ernst & Young LLP ...............................................  Auditor
    Eagle Investment Systems Corp. ..................................  Accounting System
    FactSet Research Systems Inc. ...................................  Analytical tool
    Financial Models Company Ltd. ...................................  Accounting System
    GainsKeeper, Inc. ...............................................  Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
    G. H. Dean Co. ..................................................  Typesetting and Printing Services
    Institutional Shareholder Services Inc. .........................  Proxy Service Provider
    ITG, Inc. .......................................................  Analytical tool
    JP Morgan Chase Bank ............................................  Fund Custodian
    Loan Pricing Corp. ..............................................  Fund Pricing
    The MacGregor Group .............................................  Software Vendor
    Mark-It Partners (Loan X) .......................................  Fund Pricing

    OMGEO LLC .......................................................  Software vendor

    Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
    Saloman Analytics Inc. ..........................................  Analytical tool
    Standard & Poor's Securities Evaluations Services ...............  Fund Pricing

    State Street Bank and Trust Company .............................  Custodian

    Strategic Advisers, Inc., a Fidelity Investments company ........  Fund Analysis


          This list is current as of May 23, 2005, and any additions, modifications or deletions to the list that have occurred since May 23, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                        MFS-REV2PART2-SAI-5/05

                               MFS SERIES TRUST X
                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
                       MFS(R) CONSERVATIVE ALLOCATION FUND

                       MFS(R) EMERGING MARKETS EQUITY FUND

                          MFS(R) GROWTH ALLOCATION FUND
                    MFS(R) INTERNATIONAL DIVERSIFICATION FUND

                        MFS(R) INTERNATIONAL GROWTH FUND
                         MFS(R) INTERNATIONAL VALUE FUND

                         MFS(R) MODERATE ALLOCATION FUND

                                     PART C

ITEM 23.       EXHIBITS

               1 (a) Amended and Restated Declaration of Trust, dated December 16, 2004. (21)

                 (b) Amendment, dated February 1, 2005, to the Declaration of Trust to terminate MFS Gemini U.K. Fund. (21)

                 (c) Amendment, dated February 1, 2005, to the Declaration of Trust to terminate MFS Global Value Fund. (21)

                 (d) Amendment, dated November 23, 2004, to the Declaration of Trust to terminate MFS Government Mortgage Fund.
                         (21)

                 (e) Amendment, dated March 9, 2005, to the Declaration of Trust designating MFS Bond Diversification Fund as a new series of the Trust. (21)


                 (f) Amendment, dated March 10, 2005, to the Declaration of Trust - Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund. (5)

                 (g) Amendment, dated April 1, 2005, to the Declaration of Trust - Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund. (5)

                 (h) Amendment, dated May 23, 2005, to the Declaration of Trust to terminate MFS Bond Diversification Fund; filed herewith.

               2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004; filed herewith.

                 (b) Appendix A, dated June 28, 2005 to the Master Amended and Restated By-Laws, dated January 1, 2002; filed herewith.


               3         Form of Share Certificate for Classes of Shares. (3)

               4 (a) Investment Advisory Agreement for the Trust, dated January 1, 2002. (7)

                 (b) Appendix A and B to the Investment Advisory Agreement for the trust to include MFS Floating Rate High Income Fund. (18)

                 (c) Amendment, dated January 1, 2004, to the Investment Advisory Agreement, dated January 1, 2002, for MFS International Growth Fund, MFS International Value Fund and MFS Emerging Markets Equity Fund. (21)

                 (d) Amendment, dated November 1, 2003, to the Investment Advisory Agreement, dated January 1, 2002, for the MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund. (21)

                 (e) Amendment, dated June 1, 2002, to the Investment Advisory Agreement, dated January 1, 2002 for MFS Emerging Markets Debt Fund. (21)

                 (f) Form of Appendix A and Appendix B to the Investment Advisory Agreement for MFS Bond Diversification Fund, dated April 26, 2005. (21)

               5 (a) Distribution Agreement between MFS Series Trust X and MFS Fund Distributors, Inc., dated September 1, 1995.
                         (2)

                 (b) Dealer Agreement between MFS Funds Distributors, Inc. and a dealer, and the Mutual Fund Agreement between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001. (4)

               6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 17, 1999. (10)

                 (b) Amendment to the Master Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (9)

                 (c)     Retirement Benefit Deferral Plan, dated July 1, 2002.
                         (9)

               7 (a) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated July 2, 2001. (14)


                 (b) Exhibit A, dated April 26, 2005, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company and JP Morgan Chase Bank, dated July 2, 2001. (23)

                 (c) Global Custody Agreement between the Registrant and Chase Manhattan Bank, dated July 2, 2001. (14)

                 (d) Exhibit A, revised December 30, 2004, to the Master Custodian Contract and the Global Custody Agreement.
                         (12)

                 (e) Amendment, dated December 31, 2004, to the JP Morgan Chase Custodian Contract. (23)

                 (f) Form of Amended Amendment No. 3, dated as of September 30, 2004, to the Master Custodian Contract with State Street Bank and Trust Company to include MFS International Diversification Fund. (22)

                 (g) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (16)

                 (h) Amendment, dated December 28, 2004 to the Master Custodian Agreement with State Street Bank and Trust Company. (12)


               8 (a) Shareholder Servicing Agent Agreement, dated September 1, 1995. (2)

                 (b) Amendment to Shareholder Servicing Agent Agreement to amend Fee Schedule, dated April 1, 2003. (19)

                 (c) Amendment to Shareholder Servicing Agent Agreement, February 22, 2005. (21)


                 (d) Dividend Disbursing Agency Agreement, dated February 1, 1986. (1)

                 (e) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (8)

                 (f) Exhibit A to the Amended and Restated Master Administrative Services Agreement, dated July 26, 2005.
                         (24)

                 (g) Master 529 Administrative Services Agreement, dated August 1, 2002. (15)

                 (h) Addendum, dated October 16, 2002, to the Master 529 Administrative Services Agreement. (15)

                 (i) Exhibit A, dated July 20, 2004, to the Master 529 Administrative Services Agreement. (13)

                 (j) Master Class R Plan Administration and Service Agreement, as of April 1, 2005. (22)

                 (k) Exhibit A, dated July 26, 2005, to the Master Class R Plan Administration and Service Agreement; filed herewith.

               9 Opinion and Consent of Counsel, dated September 28, 2005; filed herewith.

               10 (a) Consent of Ernst & Young LLP on behalf of MFS International Value Fund, MFS International Growth Fund, MFS Emerging Markets Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund, dated September 23, 2005; filed herewith.

                  (b) Consent of Deloitte & Touche LLP on behalf of MFS International Diversification Fund, dated September 23, 2005; filed herewith.


               11        Not Applicable.

               12 Investment Representation Letter for MFS Government Mortgage Fund. (3)


               13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective April 26, 2005. (6)


               14        Not Applicable.


               15 (a) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated January 25, 2005. (22)

                  (b) Exhibit A, as revised July 26, 2005, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940; filed herewith.


               16 (a) Code of Ethics as amended and restated effective January 1, 2005, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (11)

                  (b) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004. (17)

                  (c) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (11)


               Power of Attorney, dated April 26, 2005. (20)
               Power of Attorney, dated September 1, 2005; filed herewith


----------
(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(2) Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.
(3) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
(4) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.

(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 56 filed with the SEC via EDGAR on March 31, 2005.
(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 60 filed with the SEC via EDGAR on August 26, 2005.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 as filed with the SEC via EDGAR on April 11, 2002.
(8) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(10) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.
(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004
(12) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.
(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(15) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(17) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.
(18) Incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the SEC via EDGAR on November 26, 2004.
(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(20) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.

(21) Incorporated by reference to Registrant's Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(22) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.

(23) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.
(24) Incorporated by reference to MFS Institutional Trust (File Nos. 33-37615 and 811-6174) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on August 29, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not  Applicable.

ITEM 25.  INDEMNIFICATION

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

          Reference is hereby made to (a) Article V of the Amended and Restated Declaration of Trust dated December 16, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 55, filed with the SEC via EDGAR on March 14, 2005; and (b) Section 8 of the Shareholder Servicing Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 13 with the SEC via EDGAR on November 28, 1995.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GOVERNMENT SECURITIES FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International

Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 5 series expected to be available for sale on or about October 1, 2005: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin
A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is

Executive Vice President and Chief Regulatory Officer, Jeffrey N. Carp is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS SERIES TRUST XII
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives is the Chair, Robert J. Manning is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Jeffrey N. Carp, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian T. Hourihan, Vice President and Senior Counsel, Christopher R. Bohane and Susan A. Pereira, Vice Presidents and

Senior Counsels of MFS and Ethan D. Corey, Special Counsel of MFS are Assistant Secretaries and Assistant Clerks.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Robert J. Manning is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie
A. DeSisto, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Jeffrey N. Carp is the Secretary, Brian T. Hourihan is the Assistant Secretary and Assistant Clerk.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie
A. DeSisto, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Jeffrey N. Carp is the Secretary and Brian T. Hourihan, Christopher R. Bohane, Ethan D. Corey and Susan A. Pereira are the Assistant Secretaries.

          MIL FUNDS
          MFS MERIDIAN FUNDS

          Martin E. Beaulieu is a Director, Peter D. Laird is President and a Director, Jeffrey N. Carp is a Director, Tracy A. Atkinson is Treasurer, James
O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 16 portfolios): Asian Ex-Japan Fund, Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, Japan All-Cap Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Floating Rate Income Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund, MFS Meridian Value Fund and MFS Meridian Inflation Adjusted Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Paul T. Kirwan is the Treasurer, Martin E. Beaulieu is a Director and Vice President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira
S. Krolick is Senior Vice President.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          Robert J. Manning is the Director and Chief Executive Officer, Peter
D. Laird is the Director and President, Martin E. Beaulieu is the Director and Vice President. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Paul D. Price is Managing Director - Europe, Asia and Singapore.

          MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

          Robert J. Manning is the President and Advisory Board Member, Peter D. Laird is an Advisory Board Member. Jose Noguerol is General Manager and Regional

Vice President, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary and Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian
T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is Director and Chairman of the Board. Maureen Leary-Jago is a Director. Ms. Leary-Jago is also the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations David G. Rainville is Senior Vice President.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

          Peter D. Laird and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Brian T. Hourihan is Assistant Clerk and Mark D. Kaplan is Clerk and Trust Officer.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Managers, Jeffrey N. Carp is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone and Brian
T. Hourihan are Assistant Secretaries.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is the Director and Chairman of the Board, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

          MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

          Maria F. Dwyer, Martin E. Beaulieu, Peter D. Laird and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Jeffrey N. Carp is the Secretary and Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

          Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          Donald A. Stewart          Chief Executive Officer, Sun Life Assurance
                                      Company of Canada, Sun Life Centre, 150
                                      King Street West, Toronto, Ontario,
                                      Canada (Mr. Stewart is also an officer
                                      and/or Director of various subsidiaries
                                      and affiliates of Sun Life)

          C. James Prieur            President and a Director, Sun Life
                                      Assurance Company of Canada, Sun Life
                                      Centre, 150 King Street West, Toronto,
                                      Ontario, Canada (Mr. Prieur is also an
                                      officer and/or Director of various
                                      subsidiaries and affiliates of Sun Life)

          William W. Stinson         Non-Executive Chairman, Sun Life Financial
                                      and Sun Life Assurance Company of
                                      Canada, Sun Life Centre, 150 King Street
                                      West, Toronto, Ontario, Canada; Chairman,
                                      Westshore Terminals Income Fund,
                                      Vancouver, British Columbia; Director,
                                      Grant Forest Products Inc., Ontario,
                                      Canada and Trustee, Fording Canadian Coal
                                      Trust, Calgary, Alberta

          James C. Baillie           Counsel, Torys, Ontario, Canada; Chair,
                                      Independent Electricity Market Operator,
                                      Ontario, Canada; Chair, Corel Corporation,
                                      Ontario, Canada; Director, Sun Life
                                      Financial, Ontario Canada; Director,
                                      FPI Ltd., Newfoundland, Canada


ITEM 27.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                    NAME                             ADDRESS
                    ----                             -------
          Massachusetts Financial Services       500 Boylston Street
            Company (investment adviser)         Boston, MA 02116

          MFS Funds Distributors, Inc.           500 Boylston Street
            (principal underwriter)              Boston, MA 02116

          State Street Bank and Trust Company    State Street South
            (custodian)                          5 - West
                                                 North Quincy, MA 02171

          J. P. Morgan Chase Bank                270 Park Avenue
            (custodian)                          New York, NY 10017

          MFS Service Center, Inc.               500 Bolyston St.
            (transfer agent)                     Boston, MA 02116

ITEM 29.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of September 2005.

                                        MFS SERIES TRUST X


                                        By:     ROBERT J. MANNING*
                                                ------------------
                                        Name:   Robert J. Manning
                                        Title:  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on September 26, 2005.

             SIGNATURE                                     TITLE
             ---------                                     -----
ROBERT J. MANNING*                          President (Principal Executive Officer)
-------------------------------------
Robert J. Manning


TRACY A. ATKINSON*                          Principal Financial and Accounting Officer
-------------------------------------
Tracy A. Atkinson


LAWRENCE H. COHN*                           Trustee
-------------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                           Trustee
-------------------------------------
David H. Gunning


WILLIAM R. GUTOW*                           Trustee
-------------------------------------
William R. Gutow


MICHAEL HEGARTY*                            Trustee
-------------------------------------
Michael Hegarty


J. ATWOOD IVES*                             Trustee
-------------------------------------
J. Atwood Ives

AMY B. LANE*                                Trustee
-------------------------------------
Amy B. Lane


LAWRENCE T. PERERA*                         Trustee
-------------------------------------
Lawrence T. Perera


ROBERT C. POZEN*                            Trustee
-------------------------------------
Robert C. Pozen


J. DALE SHERRATT*                           Trustee
-------------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*                          Trustee
-------------------------
Laurie J. Thomsen


                                                   *By:  SUSAN S. NEWTON
                                                       -------------------------
                                                   Name:  Susan S. Newton
                                                          as Attorney-in-fact

                                                   Executed by Susan S. Newton
                                                   on behalf of those indicated
                                                   pursuant to (i) a Power of
                                                   Attorney, dated April 26,
                                                   2005, incorporated by
                                                   reference to MFS Municipal
                                                   Series Trust (File Nos.
                                                   2-92915 and 811-4096)
                                                   Post-Effective Amendment No.
                                                   40 filed with the SEC via
                                                   EDGAR on July 29, 2005; and
                                                   (ii) a Power of Attorney,
                                                   dated September 1, 2005;
                                                   filed herewith.

                                POWER OF ATTORNEY


     The undersigned, being the Treasurer and Principal Financial and Accounting Officer of each company listed on Exhibit A hereto (each, a "Registrant"), hereby severally constitutes and appoints Robert J. Manning, Robert C. Pozen, Jeffrey N. Carp, Maria F. Dwyer, Susan S. Newton, Christopher R. Bohane, Brian
T. Hourihan and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of September, 2005.


TRACY A. ATKINSON          Principal Financial and Accounting Officer
------------------
Tracy A. Atkinson

                                    EXHIBIT A


                               MFS Series Trust I
                               MFS Series Trust II
                              MFS Series Trust III
                               MFS Series Trust IV
                               MFS Series Trust V
                               MFS Series Trust VI
                              MFS Series Trust VII
                              MFS Series Trust VIII
                               MFS Series Trust IX
                               MFS Series Trust X
                               MFS Series Trust XI
                              MFS Series Trust XII


                    Massachusetts Investors Growth Stock Fund
                          Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Limited Maturity Fund
                       MFS Government Markets Income Trust
                         MFS Government Securities Fund
                          MFS Growth Opportunities Fund
                             MFS Institutional Trust
                          MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                             MFS Special Value Trust
                          MFS Variable Insurance Trust

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                     PAGE NO.
-----------                  ----------------------                     --------
     1  (h)         Amendment, dated May 23, 2005, to the
                     Declaration of Trust to terminate MFS Bond
                     Diversification Fund.

     2  (a)         Master Amended and Restated By-Laws, dated
                     January 1, 2002, as revised June 23, 2004.

        (b)         Appendix A, dated June 28, 2005 to the Master
                     Amended and Restated By-Laws, dated
                     January 1, 2002.

     9              Opinion and Consent of Counsel, dated
                     September 28, 2005.

    10  (a)         Consent of Ernst & Young LLP on behalf of MFS
                     International Value Fund, MFS International
                     Growth Fund, MFS Emerging Markets Equity
                     Fund, MFS Conservative Allocation Fund, MFS
                     Moderate Allocation Fund, MFS Growth
                     Allocation Fund and MFS Aggressive Growth
                     Allocation Fund, dated September 23, 2005.

        (b)         Consent of Deloitte & Touche LLP on behalf of
                     MFS International Diversification Fund,
                     dated September 23, 2005.

    15  (b)         Exhibit A, as revised July 26, 2005, to the
                     Plan pursuant to Rule 18f-3(d) under the
                     Investment Company Act of 1940.